UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09689

Wells Fargo Master Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: May 31

Registrant is making a filing for 13 of its series:

Wells Fargo C&B Large Cap Value Portfolio, Wells Fargo Emerging Growth Portfolio, Wells Fargo Index Portfolio, Wells Fargo International Value Portfolio, Wells Fargo Small Company Growth Portfolio, Wells Fargo Small Company Value Portfolio, Wells Fargo Core Bond Portfolio, Wells Fargo Real Return Portfolio, Wells Fargo Diversified Large Cap Growth Portfolio, Wells Fargo Disciplined Large Cap Portfolio, Wells Fargo Disciplined International Developed Markets Portfolio, Wells Fargo Large Company Value Portfolio, and Wells Fargo Managed Fixed Income Portfolio.

Date of reporting period: November 30, 2020

ITEM 1.	REPORT TO STOCKHOLDERS

Semi-Annual Report

November 30, 2020

Wells Fargo C&B Large Cap Value Fund

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The views expressed and any forward-looking statements are as of November 30, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo C&B Large Cap Value Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“Global stock markets rallied strongly, driven by aggressive stimulus measures introduced by central banks and governments in response to challenges presented by the COVID-19 pandemic.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo C&B Large Cap Value Fund for the six-month period that ended November 30, 2020. Global stock markets rallied strongly, driven by aggressive stimulus measures introduced by central banks and governments in response to challenges presented by the COVID-19 pandemic. Emerging market equities had particularly robust results during the six-month period. Among bonds, high-yield issues led the way while U.S. bonds generally had more modest returns than their international counterparts.

For the period, U.S. stocks, based on the S&P 500 Index,1 returned 19.98% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 gained 23.28%. The MSCI EM Index (Net)3 rallied 31.14%. Among bond investments, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned a modest 1.79%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a robust 8.19%, the Bloomberg Barclays Municipal Bond Index6 had a 3.29% return, and the ICE BofA U.S. High Yield Index7 gained a healthy 10.47%.

Equities enjoyed a strong tailwind from monetary and fiscal stimulus.

Financial markets posted widely positive returns in June despite ongoing economic weakness and uncertainty regarding COVID-19 and the timing of an effective vaccine. As economies reopened, optimism rose. Vitally important to market sentiment was the ongoing global central bank commitment to provide economic support through liquidity and low borrowing costs. U.S. economic activity was boosted by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits for tens of millions of Americans through July. However, jobless rates remained historically high, easing somewhat from 14.7% in April to 11.1% in June. By late June, numerous states reported increases of COVID-19 cases, an ominous sign. China’s economic recovery picked up momentum in June.

July was broadly positive for both global equities and fixed income. However, economic data and a resurgence of COVID-19 cases pointed to the vulnerability of the global economy and the need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China reported 3.2% year-over-year second-quarter GDP growth. U.S. unemployment remained high despite adding 1.8 million jobs in July, as a double-digit jobless rate persisted. However, manufacturing activity grew in both the U.S. and the eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. A rising concern was the rapid and broad reemergence of COVID-19 infections.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo C&B Large Cap Value Fund

Letter to shareholders (unaudited)

The stock market continued to rally in August despite concerns over rising COVID-19 cases in the U.S. and Europe, as well as the expiration of the $600 weekly bonus unemployment benefit in July. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Federal Reserve’s announcement of a more accommodative policy shift that could lead to longer-term low interest rates. U.S. indices measuring manufacturing and services activities beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.

Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, only half of the 22 million jobs lost since the early spring had returned. The U.S. unemployment rate fell to 7.9% in September, a measurable improvement but far higher than the 3.5% pre-COVID-19 rate. Only 661,000 jobs were added for the month, down from 1.5 million in August. With the U.S. Congress failing to pass further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the markets. In the U.K., a lack of progress in Brexit talks with the European Union weighed on markets. China’s economy picked up steam, however, with growth fueled by increased global demand.

In October, capital markets took a step back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe responded with more economic restrictions. Meanwhile, Brexit remained unresolved. U.S. markets looked favorably at a possible Democratic sweep and control of the federal purse strings in anticipation of additional fiscal stimulus, which could boost economic activity. Meanwhile, China continued to stand apart, reporting 4.9% third-quarter GDP growth year over year.

Global stocks rallied broadly in November, propelled by optimism over three promising COVID-19 vaccines, which reported high effectiveness in trials. Global stock indices notched double-digit monthly gains. In a reversal of recent trends, value stocks outperformed growth and cyclical stocks outpaced technology stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The Eurozone Services Purchasing Managers’ Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity gauge indicated growth. The U.S. election results added to the market’s upbeat mood as investors gave thumbs-up to the certainty of the outcome after an unusual delay and anticipated more consistent policies in the new administration.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“Global stocks rallied broadly in November, propelled by optimism over three promising COVID-19 vaccines, which reported high effectiveness in trials.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo C&B Large Cap Value Fund  |  3

Letter to shareholders (unaudited)

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

4  |  Wells Fargo C&B Large Cap Value Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio1

Cooke & Bieler, L.P.

Portfolio managers

Andrew B. Armstrong, CFA®‡

Wesley Lim, CFA®‡

Steve Lyons, CFA®‡

Michael M. Meyer, CFA®‡

Edward W. O’Connor, CFA®‡

R. James O’Neil, CFA®‡

Mehul Trivedi, CFA®‡

William Weber, CFA®‡

Average annual total returns (%) as of November 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (CBEAX)	7-26-2004	-4.07	8.12	9.96	1.81	9.40	10.61	1.28	1.08

Class C (CBECX)	7-26-2004	-0.01	8.58	9.77	0.99	8.58	9.77	2.03	1.83

Class R6 (CBEJX)[4]	10-31-2016	–	–	–	2.27	9.85	11.01	0.85	0.65

Administrator Class (CBLLX)	7-26-2004	–	–	–	1.85	9.52	10.77	1.20	1.00

Institutional Class (CBLSX)	7-26-2004	–	–	–	2.17	9.78	11.04	0.95	0.75

Russell 1000® Value Index[5]	–	–	–	–	1.72	8.44	10.93	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo C&B Large Cap Value Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of November 30, 2020[6]

Arrow Electronics Incorporated	3.52

Brookfield Asset Management Incorporated Class A	3.15

The Charles Schwab Corporation	3.14

Chubb Limited	3.08

State Street Corporation	3.06

Synchrony Financial	3.01

Gildan Activewear Incorporated	2.87

Johnson & Johnson	2.78

Leidos Holdings Incorporated	2.58

AerCap Holdings NV	2.53

Sector allocation as of November 30, 2020[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through September 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.08% for Class A, 1.83% for Class C, 0.65% for Class R6, 1.00% for Administrator Class, and 0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares adjusted to reflect the higher expenses applicable to the Class R6 shares. If these expenses had been included, returns for the Class R6 shares would be higher.

[5]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[6]	Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets.

[7]

Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

Wells Fargo C&B Large Cap Value Fund  |  7

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from June 1, 2020 to November 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6-1-2020	Ending account value 11-30-2020	Expenses paid during the period[1,2]	Annualized net expense ratio[1]

Class A

Actual	$1,000.00	$1,244.56	$6.02	1.07%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.42	1.07%

Class C

Actual	$1,000.00	$1,240.32	$10.28	1.83%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.25	1.83%

Class R6

Actual	$1,000.00	$1,248.05	$3.66	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29	0.65%

Administrator Class

Actual	$1,000.00	$1,245.00	$5.57	0.99%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$5.01	0.99%

Institutional Class

Actual	$1,000.00	$1,247.18	$4.23	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8  |  Wells Fargo C&B Large Cap Value Fund

Portfolio of investments—November 30, 2020 (unaudited)

Value
Investment Companies: 100.19%

Affiliated Master Portfolio: 100.19%
Wells Fargo C&B Large Cap Value Portfolio	$254,949,135

Total Investment Companies (Cost $188,819,000)	254,949,135

Total investments in securities (Cost $188,819,000)	100.19%	254,949,135

Other assets and liabilities, net	(0.19)	(492,956)

Total net assets	100.00%	$254,456,179

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo C&B Large Cap Value Portfolio	75%	76%	$7,553,557	$43,394,844	$2,179,203	$3,058	$254,949,135	100.19%

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Fund  |  9

Statement of assets and liabilities—November 30, 2020 (unaudited)

Assets
Investments in affiliated Master Portfolio, at value (cost $188,819,000)	$254,949,135
Receivable for Fund shares sold	95,295
Receivable from manager	1,224
Prepaid expenses and other assets	506

Total assets	255,046,160

Liabilities
Payable for Fund shares redeemed	479,795
Administration fees payable	28,521
Distribution fee payable	2,225
Shareholder report expenses payable	31,320
Shareholder servicing fees payable	18,545
Trustees’ fees and expenses payable	1,055
Accrued expenses and other liabilities	28,520

Total liabilities	589,981

Total net assets	$254,456,179

Net assets consist of
Paid-in capital	$176,282,140
Total distributable earnings	78,174,039

Total net assets	$254,456,179

Computation of net asset value and offering price per share
Net assets – Class A	$82,658,348
Shares outstanding – Class A1	5,780,349
Net asset value per share – Class A	$14.30
Maximum offering price per share – Class A2	$15.17
Net assets – Class C	$3,631,763
Shares outstanding – Class C1	257,721
Net asset value per share – Class C	$14.09
Net assets – Class R6	$41,040,603
Shares outstanding – Class R6[1]	2,852,355
Net asset value per share – Class R6	$14.39
Net assets – Administrator Class	$6,701,945
Shares outstanding – Administrator Class[1]	467,627
Net asset value per share – Administrator Class	$14.33
Net assets – Institutional Class	$120,423,520
Shares outstanding – Institutional Class[1]	8,375,029
Net asset value per share – Institutional Class	$14.38

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo C&B Large Cap Value Fund

Statement of operations—six months ended November 30, 2020 (unaudited)

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $56,458)	$2,179,203
Affiliated income allocated from affiliated Master Portfolio	3,058
Expenses allocated from affiliated Master Portfolio	(798,606)
Waivers allocated from affiliated Master Portfolio	51,115

Total investment income	1,434,770

Expenses
Management fee	58,448
Administration fees
Class A	78,866
Class C	3,827
Class R6	5,745
Administrator Class	4,023
Institutional Class	71,856
Shareholder servicing fees
Class A	93,754
Class C	4,545
Administrator Class	7,720
Distribution fee
Class C	13,635
Custody and accounting fees	6,850
Professional fees	17,546
Registration fees	83,477
Shareholder report expenses	37,350
Trustees’ fees and expenses	11,029
Other fees and expenses	9,330

Total expenses	508,001
Less: Fee waivers and/or expense reimbursements
Fund-level	(246,563)
Class A	(4,094)
Administrator Class	(341)

Net expenses	257,003

Net investment income	1,177,767

Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	7,553,557
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	43,394,844

Net realized and unrealized gains (losses) on investments	50,948,401

Net increase in net assets resulting from operations	$52,126,168

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Fund  |  11

Statement of changes in net assets

	Six months ended November 30, 2020 (unaudited)		Year ended May 31, 2020

Operations
Net investment income		$1,177,767		$3,041,679
Net realized gains on investments		7,553,557		14,162,746
Net change in unrealized gains (losses) on investments		43,394,844		(23,968,868)

Net increase (decrease) in net assets resulting from operations		52,126,168		(6,764,443)

Distributions to shareholders from net investment income and net realized gains
Class A		0		(7,751,447)
Class C		0		(388,806)
Class R6		0		(5,218,989)
Administrator Class		0		(711,108)
Institutional Class		0		(11,583,308)

Total distributions to shareholders		0		(25,653,658)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	279,739	3,592,305	738,336	9,862,221
Class C	23,039	282,833	84,359	1,159,805
Class R6	103,146	1,292,676	862,015	10,181,197
Administrator Class	9,616	120,970	86,612	1,194,613
Institutional Class	2,031,232	24,616,651	3,591,723	48,556,144

		29,905,435		70,953,980

Reinvestment of distributions
Class A	0	0	529,924	7,655,000
Class C	0	0	26,971	383,791
Class R6	0	0	47,617	691,796
Administrator Class	0	0	34,562	500,228
Institutional Class	0	0	792,083	11,497,247

		0		20,728,062

Payment for shares redeemed
Class A	(652,676)	(8,206,957)	(1,199,143)	(15,487,514)
Class C	(80,021)	(999,223)	(192,765)	(2,559,135)
Class R6	(533,506)	(6,698,867)	(2,860,401)	(39,194,686)
Administrator Class	(77,880)	(975,211)	(297,032)	(3,913,331)
Institutional Class	(2,054,060)	(25,814,527)	(4,306,577)	(53,511,682)

		(42,694,785)		(114,666,348)

Net decrease in net assets resulting from capital share transactions		(12,789,350)		(22,984,306)

Total increase (decrease) in net assets		39,336,818		(55,402,407)

Net assets
Beginning of period		215,119,361		270,521,768

End of period		$254,456,179		$215,119,361

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo C&B Large Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS A		2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.49	$13.01	$13.91	$14.54	$12.55	$13.07
Net investment income	0.05	0.12	0.11	0.09 [1]	0.08	0.11 [1]
Net realized and unrealized gains (losses) on investments	2.76	(0.33)	0.02	0.87	2.23	(0.14)

Total from investment operations	2.81	(0.21)	0.13	0.96	2.31	(0.03)
Distributions to shareholders from
Net investment income	0.00	(0.13)	(0.12)	(0.06)	(0.08)	(0.10)
Net realized gains	0.00	(1.18)	(0.91)	(1.53)	(0.24)	(0.39)

Total distributions to shareholders	0.00	(1.31)	(1.03)	(1.59)	(0.32)	(0.49)
Net asset value, end of period	$14.30	$11.49	$13.01	$13.91	$14.54	$12.55
Total return[2]	24.46%	(3.61)%	1.33%	6.29%	18.62%	(0.08)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.29%	1.27%	1.23%	1.21%	1.24%	1.25%
Net expenses[3]	1.07%	1.07%	1.08%	1.10%	1.15%	1.15%
Net investment income[3]	0.80%	0.92%	0.83%	0.58%	0.62%	0.89%
Supplemental data
Portfolio turnover rate[4]	13%	33%	47%	42%	89%	29%
Net assets, end of period (000s omitted)	$82,658	$70,680	$79,172	$85,707	$83,016	$88,387

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Fund  |  13

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS C		2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.36	$12.87	$13.75	$14.44	$12.48	$13.01
Net investment income (loss)	0.00 [1,2]	0.02 [2]	0.01 [2]	(0.02)[2]	(0.02)	0.01
Net realized and unrealized gains (losses) on investments	2.73	(0.35)	0.03	0.86	2.22	(0.14)

Total from investment operations	2.73	(0.33)	0.04	0.84	2.20	(0.13)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.01)	0.00	0.00	(0.01)
Net realized gains	0.00	(1.18)	(0.91)	(1.53)	(0.24)	(0.39)

Total distributions to shareholders	0.00	(1.18)	(0.92)	(1.53)	(0.24)	(0.40)
Net asset value, end of period	$14.09	$11.36	$12.87	$13.75	$14.44	$12.48
Total return[3]	24.03%	(4.41)%	0.61%	5.46%	17.73%	(0.82)%
Ratios to average net assets (annualized)
Gross expenses[4]	2.04%	2.02%	1.97%	1.96%	1.99%	2.00%
Net expenses[4]	1.83%	1.83%	1.83%	1.85%	1.90%	1.90%
Net investment income (loss)[4]	0.03%	0.16%	0.07%	(0.16)%	(0.13)%	0.11%
Supplemental data
Portfolio turnover rate[5]	13%	33%	47%	42%	89%	29%
Net assets, end of period (000s omitted)	$3,632	$3,576	$5,098	$11,031	$8,043	$7,282

[1]	Amount is less than $0.005

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%

[5]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo C&B Large Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS R6		2020	2019	2018	2017[1]
Net asset value, beginning of period	$11.53	$13.06	$13.97	$14.59	$12.73
Net investment income	0.08 [2]	0.18 [2]	0.18 [2]	0.18 [2]	0.16
Net realized and unrealized gains (losses) on investments	2.78	(0.33)	0.00 [3]	0.85	2.06

Total from investment operations	2.86	(0.15)	0.18	1.03	2.22
Distributions to shareholders from
Net investment income	0.00	(0.20)	(0.18)	(0.12)	(0.12)
Net realized gains	0.00	(1.18)	(0.91)	(1.53)	(0.24)

Total distributions to shareholders	0.00	(1.38)	(1.09)	(1.65)	(0.36)
Net asset value, end of period	$14.39	$11.53	$13.06	$13.97	$14.59
Total return[4]	24.80%	(3.25)%	1.74%	6.76%	17.65%
Ratios to average net assets (annualized)
Gross expenses[5]	0.86%	0.84%	0.79%	0.77%	0.81%
Net expenses[5]	0.65%	0.65%	0.65%	0.65%	0.70%
Net investment income[5]	1.21%	1.33%	1.27%	1.28%	1.04%
Supplemental data
Portfolio turnover rate[6]	13%	33%	47%	42%	89%
Net assets, end of period (000s omitted)	$41,041	$37,859	$68,366	$110,665	$3,532

[1]	For the period from October 31, 2016 (commencement of class operations) to March 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

[5]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.65%
Year ended May 31, 2017[1]	0.68%

[6]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
ADMINISTRATOR CLASS		2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.51	$13.03	$13.92	$14.56	$12.54	$13.07
Net investment income	0.05 [1]	0.13 [1]	0.12 [1]	0.10 [1]	0.10 [1]	0.13 [1]
Net realized and unrealized gains (losses) on investments	2.77	(0.33)	0.02	0.87	2.24	(0.15)

Total from investment operations	2.82	(0.20)	0.14	0.97	2.34	(0.02)
Distributions to shareholders from
Net investment income	0.00	(0.14)	(0.12)	(0.08)	(0.08)	(0.12)
Net realized gains	0.00	(1.18)	(0.91)	(1.53)	(0.24)	(0.39)

Total distributions to shareholders	0.00	(1.32)	(1.03)	(1.61)	(0.32)	(0.51)
Net asset value, end of period	$14.33	$11.51	$13.03	$13.92	$14.56	$12.54
Total return[2]	24.50%	(3.56)%	1.44%	6.36%	18.82%	0.11%
Ratios to average net assets (annualized)
Gross expenses[3]	1.21%	1.19%	1.15%	1.13%	1.16%	1.16%
Net expenses[3]	0.99%	0.99%	1.00%	1.00%	1.00%	0.98%
Net investment income[3]	0.87%	1.00%	0.90%	0.69%	0.77%	1.03%
Supplemental data
Portfolio turnover rate[4]	13%	33%	47%	42%	89%	29%
Net assets, end of period (000s omitted)	$6,702	$6,167	$9,274	$12,742	$11,467	$23,210

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo C&B Large Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
INSTITUTIONAL CLASS		2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.53	$13.05	$13.96	$14.58	$12.58	$13.11
Net investment income	0.07	0.16	0.14	0.13 [1]	0.14	0.16
Net realized and unrealized gains (losses) on investments	2.78	(0.33)	0.02	0.89	2.22	(0.14)

Total from investment operations	2.85	(0.17)	0.16	1.02	2.36	0.02
Distributions to shareholders from
Net investment income	0.00	(0.17)	(0.16)	(0.11)	(0.12)	(0.16)
Net realized gains	0.00	(1.18)	(0.91)	(1.53)	(0.24)	(0.39)

Total distributions to shareholders	0.00	(1.35)	(1.07)	(1.64)	(0.36)	(0.55)
Net asset value, end of period	$14.38	$11.53	$13.05	$13.96	$14.58	$12.58
Total return[2]	24.72%	(3.33)%	1.64%	6.68%	19.05%	0.33%
Ratios to average net assets (annualized)
Gross expenses[3]	0.96%	0.94%	0.90%	0.88%	0.91%	0.92%
Net expenses[3]	0.75%	0.75%	0.75%	0.77%	0.80%	0.77%
Net investment income[3]	1.20%	1.25%	1.17%	0.87%	0.96%	1.25%
Supplemental data
Portfolio turnover rate[4]	13%	33%	47%	42%	89%	29%
Net assets, end of period (000s omitted)	$120,424	$96,838	$108,613	$135,082	$220,257	$133,632

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Fund  |  17

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo C&B Large Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Wells Fargo C&B Large Cap Value Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. As of November 30, 2020, the Fund owned 76% of Wells Fargo C&B Large Cap Value Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the six months ended November 30, 2020 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

18  |  Wells Fargo C&B Large Cap Value Fund

Notes to financial statements (unaudited)

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2020, the aggregate cost of all investments for federal income tax purposes was $190,892,050 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$64,057,085

Gross unrealized losses	0

Net unrealized gains	$64,057,085

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At November 30, 2020, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio

Wells Fargo C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal	$254,949,135

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the six months ended November 30, 2020, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Wells Fargo C&B Large Cap Value Fund  |  19

Notes to financial statements (unaudited)

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.08% for Class A shares, 1.83% for Class C shares, 0.65% for Class R6 shares, 1.00% for Administrator Class shares, and 0.75% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended November 30, 2020, Funds Distributor received $1,110 from the sale of Class C shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended November 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2020 were $29,536,821 and $51,408,062, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2020, there were no borrowings by the Fund under the agreement.

20  |  Wells Fargo C&B Large Cap Value Fund

Notes to financial statements (unaudited)

7. CONCENTRATION RISK

Concentration risk results from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector. As of the end of the period, the Fund invested a concentration of its portfolio in the financials sector.

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo C&B Large Cap Value Fund  |  21

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 95.01%

Communication Services: 6.39%

Diversified Telecommunication Services: 2.40%
Verizon Communications Incorporated	132,400	$7,998,284

Entertainment: 2.09%
Activision Blizzard Incorporated	87,900	6,986,292

Media: 1.90%
Omnicom Group Incorporated	100,900	6,356,700

Consumer Discretionary: 6.57%

Household Durables: 2.13%
Whirlpool Corporation	36,600	7,122,726

Textiles, Apparel & Luxury Goods: 4.44%
Gildan Activewear Incorporated	366,400	9,574,032
HanesBrands Incorporated	369,600	5,248,320

		14,822,352

Consumer Staples: 1.46%

Tobacco: 1.46%
Philip Morris International Incorporated	64,400	4,878,300

Energy: 2.46%

Energy Equipment & Services: 1.41%
Schlumberger Limited	225,900	4,696,461

Oil, Gas & Consumable Fuels: 1.05%
Exxon Mobil Corporation	91,800	3,500,334

Financials: 34.28%

Banks: 7.56%
JPMorgan Chase & Company	71,300	8,404,844
PNC Financial Services Group Incorporated	61,100	8,436,077
US Bancorp	194,300	8,395,703

		25,236,624

Capital Markets: 10.95%
Brookfield Asset Management Incorporated Class A	259,300	10,499,057
Intercontinental Exchange Incorporated	51,100	5,391,561
State Street Corporation	144,700	10,198,456
The Charles Schwab Corporation	214,500	10,463,310

		36,552,384

Consumer Finance: 3.01%
Synchrony Financial	329,300	10,033,771

Diversified Financial Services: 2.25%
Berkshire Hathaway Incorporated Class B †	32,800	7,508,248

Insurance: 10.51%
Alleghany Corporation	12,000	6,902,400
Arch Capital Group Limited †	246,900	7,948,946
Chubb Limited	69,600	10,288,968

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo C&B Large Cap Value Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value

Insurance (continued)
Fidelity National Financial Incorporated	71,400	$2,569,686
The Allstate Corporation	33,200	3,398,020
The Progressive Corporation	45,500	3,963,505

		35,071,525

Health Care: 12.71%

Health Care Equipment & Supplies: 3.89%
Becton Dickinson & Company	23,700	5,565,708
Medtronic plc	65,300	7,424,610

		12,990,318

Health Care Providers & Services: 6.04%
HCA Healthcare Incorporated	50,400	7,565,544
Laboratory Corporation of America Holdings †	34,400	6,874,496
UnitedHealth Group Incorporated	17,000	5,717,780

		20,157,820

Pharmaceuticals: 2.78%
Johnson & Johnson	64,100	9,273,988

Industrials: 16.42%

Aerospace & Defense: 0.75%
Hexcel Corporation	50,700	2,510,664

Air Freight & Logistics: 1.51%
United Parcel Service Incorporated Class B	29,400	5,029,458

Building Products: 1.41%
Johnson Controls International plc	102,300	4,709,892

Electrical Equipment: 3.31%
AMETEK Incorporated	44,600	5,286,438
Eaton Corporation plc	47,400	5,740,614

		11,027,052

Industrial Conglomerates: 1.94%
3M Company	37,500	6,477,375

Machinery: 4.97%
Colfax Corporation †	204,930	7,393,874
Snap-on Incorporated	31,300	5,504,105
Woodward Governor Company	33,100	3,701,573

		16,599,552

Trading Companies & Distributors: 2.53%
AerCap Holdings NV †	229,700	8,443,772

Information Technology: 10.14%

Electronic Equipment, Instruments & Components: 5.21%
Arrow Electronics Incorporated †	128,300	11,758,695
TE Connectivity Limited	49,500	5,641,515

		17,400,210

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Portfolio  |  23

Portfolio of investments—November 30, 2020 (unaudited)

		Shares	Value
IT Services: 4.93%
Amdocs Limited		118,900	$7,824,809
Leidos Holdings Incorporated		85,500	8,609,850

			16,434,659

Materials: 2.93%

Chemicals: 1.48%
Axalta Coating Systems Limited †		172,100	4,923,781

Metals & Mining: 1.45%
Reliance Steel & Aluminum Company		41,100	4,841,580

Real Estate: 1.65%

Real Estate Management & Development: 1.65%
CBRE Group Incorporated Class A †		90,000	5,502,600

Total Common Stocks (Cost $228,416,580)			317,086,722

Yield
Short-Term Investments: 5.04%

Investment Companies: 5.04%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.02%	16,813,758	16,813,758

Total Short-Term Investments (Cost $16,813,758)			16,813,758

Total investments in securities (Cost $245,230,338)	100.05%	333,900,480

Other assets and liabilities, net	(0.05)	(169,325)

Total net assets	100.00%	$333,731,155

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	$6,370,055	$53,586,849	$(43,143,146)	$0	$0	$16,813,758	5.04%	16,813,758	$4,039

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo C&B Large Cap Value Portfolio

Statement of assets and liabilities—November 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $228,416,580)	$317,086,722
Investments in affiliated securities, at value (cost $16,813,758)	16,813,758
Receivable for dividends	465,320
Prepaid expenses and other assets	35,663

Total assets	334,402,463

Liabilities
Payable for investments purchased	508,557
Advisory fee payable	161,751

Total liabilities	670,308

Total net assets	$333,731,155

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Portfolio  |  25

Statement of operations—six months ended November 30, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $74,501)	$2,877,573
Income from affiliated securities	4,039

Total investment income	2,881,612

Expenses
Advisory fee	1,003,142
Custody and accounting fees	10,285
Professional fees	21,887
Shareholder report expenses	3,411
Trustees’ fees and expenses	9,589
Other fees and expenses	6,939

Total expenses	1,055,253
Less: Fee waivers and/or expense reimbursements	(67,544)

Net expenses	987,709

Net investment income	1,893,903

Realized and unrealized gains (losses) on investments
Net realized gains on investments	9,977,236
Net change in unrealized gains (losses) on investments	57,523,789

Net realized and unrealized gains (losses) on investments	67,501,025

Net increase in net assets resulting from operations	$69,394,928

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo C&B Large Cap Value Portfolio

Statement of changes in net assets

	Six months ended November 30, 2020 (unaudited)	Year ended May 31, 2020

Operations
Net investment income	$1,893,903	$4,668,688
Net realized gains on investments	9,977,236	14,608,307
Net change in unrealized gains (losses) on investments	57,523,789	(25,082,549)

Net increase (decrease) in net assets resulting from operations	69,394,928	(5,805,554)

Capital transactions
Transactions in investors’ beneficial interests
Contributions	20,316,432	41,745,884
Withdrawals	(42,892,559)	(99,923,052)

Net decrease in net assets resulting from capital transactions	(22,576,127)	(58,177,168)

Total increase (decrease) in net assets	46,818,801	(63,982,722)

Net assets
Beginning of period	286,912,354	350,895,076

End of period	$333,731,155	$286,912,354

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Portfolio  |  27

Financial highlights

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
		2020	2019	2018	2017	2016
Total return[1]	24.92%	(3.40)%	1.80%	6.65%	19.17%	0.35%
Ratios to average net assets (annualized)
Gross expenses	0.68%	0.68%	0.67%	0.67%	0.68%	0.68%
Net expenses	0.34%	0.64%	0.65%	0.66%	0.68%	0.68%
Net investment income	1.23%	1.36%	1.27%	1.02%	1.09%	1.33%
Supplemental data
Portfolio turnover rate	13%	33%	47%	42%	89%	29%

[1]	Returns for periods of less than one year are not annualized

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo C&B Large Cap Value Portfolio

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo C&B Large Cap Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Wells Fargo C&B Large Cap Value Portfolio  |  29

Notes to financial statements (unaudited)

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2020, the aggregate cost of all investments for federal income tax purposes was $249,814,430 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$97,507,798

Gross unrealized losses	(13,421,748)

Net unrealized gains	$84,086,050

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of November 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks

Communication services	$21,341,276	$0	$0	$21,341,276

Consumer discretionary	21,945,078	0	0	21,945,078

Consumer staples	4,878,300	0	0	4,878,300

Energy	8,196,795	0	0	8,196,795

Financials	114,402,552	0	0	114,402,552

Health care	42,422,126	0	0	42,422,126

Industrials	54,797,765	0	0	54,797,765

Information technology	33,834,869	0	0	33,834,869

Materials	9,765,361	0	0	9,765,361

Real estate	5,502,600	0	0	5,502,600

Short-term investments

Investment companies	16,813,758	0	0	16,813,758

Total assets	$333,900,480	$0	$0	$333,900,480

30  |  Wells Fargo C&B Large Cap Value Portfolio

Notes to financial statements (unaudited)

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended November 30, 2020, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.650%

Next $500 million	0.625

Next $1 billion	0.600

Next $2 billion	0.575

Next $4 billion	0.550

Next $4 billion	0.525

Next $4 billion	0.500

Over $16 billion	0.475

For the six months ended November 30, 2020, the advisory fee was equivalent to an annual rate of 0.65% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Cooke & Bieler, L.P., which is not an affiliate of Funds Management, is also a subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.38% and declining to 0.30% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2020 were $38,664,016 and $67,293,705, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of November 30, 2020, the Portfolio did not have any securities on loan.

7. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or

Wells Fargo C&B Large Cap Value Portfolio  |  31

Notes to financial statements (unaudited)

emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2020, there were no borrowings by the Portfolio under the agreement.

8. CONCENTRATION RISK

Concentration risk results from exposure to a limited number of sectors. As of the end of the period, the Portfolio concentrated its portfolio in investments related to the financials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

32  |  Wells Fargo C&B Large Cap Value Portfolio

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo C&B Large Cap Value Fund  |  33

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

34  |  Wells Fargo C&B Large Cap Value Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo C&B Large Cap Value Fund  |  35

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 67 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 67 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

36  |  Wells Fargo C&B Large Cap Value Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2021 Wells Fargo & Company. All rights reserved.

PAR-1220-00739 01-20

SA280/SAR280 11-20

Semi-Annual Report

November 30, 2020

Wells Fargo Emerging Growth Fund

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of November 30, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Emerging Growth Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“Global stock markets rallied strongly, driven by aggressive stimulus measures introduced by central banks and governments in response to challenges presented by the COVID-19 pandemic.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Emerging Growth Fund for the six-month period that ended November 30, 2020. Global stock markets rallied strongly, driven by aggressive stimulus measures introduced by central banks and governments in response to challenges presented by the COVID-19 pandemic. Emerging market equities had particularly robust results during the six-month period. Among bonds, high-yield issues led the way while U.S. bonds generally had more modest returns than their international counterparts.

For the period, U.S. stocks, based on the S&P 500 Index,1 returned 19.98% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 gained 23.28%. The MSCI EM Index (Net)3 rallied 31.14%. Among bond investments, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned a modest 1.79%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a robust 8.19%, the Bloomberg Barclays Municipal Bond Index6 had a 3.29% return, and the ICE BofA U.S. High Yield Index7 gained a healthy 10.47%.

Equities enjoyed a strong tailwind from monetary and fiscal stimulus.

Financial markets posted widely positive returns in June despite ongoing economic weakness and uncertainty regarding COVID-19 and the timing of an effective vaccine. As economies reopened, optimism rose. Vitally important to market sentiment was the ongoing global central bank commitment to provide economic support through liquidity and low borrowing costs. U.S. economic activity was boosted by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits for tens of millions of Americans through July. However, jobless rates remained historically high, easing somewhat from 14.7% in April to 11.1% in June. By late June, numerous states reported increases of COVID-19 cases, an ominous sign. China’s economic recovery picked up momentum in June.

July was broadly positive for both global equities and fixed income. However, economic data and a resurgence of COVID-19 cases pointed to the vulnerability of the global economy and the need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China reported 3.2% year-over-year second-quarter GDP growth. U.S. unemployment remained high despite adding 1.8 million jobs in July, as a double-digit jobless rate persisted. However, manufacturing activity grew in both the U.S. and the eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. A rising concern was the rapid and broad reemergence of COVID-19 infections.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Emerging Growth Fund

Letter to shareholders (unaudited)

The stock market continued to rally in August despite concerns over rising COVID-19 cases in the U.S. and Europe, as well as the expiration of the $600 weekly bonus unemployment benefit in July. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Federal Reserve’s announcement of a more accommodative policy shift that could lead to longer-term low interest rates. U.S. indices measuring manufacturing and services activities beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.

Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, only half of the 22 million jobs lost since the early spring had returned. The U.S. unemployment rate fell to 7.9% in September, a measurable improvement but far higher than the 3.5% pre-COVID-19 rate. Only 661,000 jobs were added for the month, down from 1.5 million in August. With the U.S. Congress failing to pass further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the markets. In the U.K., a lack of progress in Brexit talks with the European Union weighed on markets. China’s economy picked up steam, however, with growth fueled by increased global demand.

In October, capital markets took a step back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe responded with more economic restrictions. Meanwhile, Brexit remained unresolved. U.S. markets looked favorably at a possible Democratic sweep and control of the federal purse strings in anticipation of additional fiscal stimulus, which could boost economic activity. Meanwhile, China continued to stand apart, reporting 4.9% third-quarter GDP growth year over year.

Global stocks rallied broadly in November, propelled by optimism over three promising COVID-19 vaccines, which reported high effectiveness in trials. Global stock indices notched double-digit monthly gains. In a reversal of recent trends, value stocks outperformed growth and cyclical stocks outpaced technology stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The Eurozone Services Purchasing Managers’ Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity gauge indicated growth. The U.S. election results added to the market’s upbeat mood as investors gave thumbs-up to the certainty of the outcome after an unusual delay and anticipated more consistent policies in the new administration.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“Global stocks rallied broadly in November, propelled by optimism over three promising COVID-19 vaccines, which reported high effectiveness in trials.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Emerging Growth Fund  |  3

Letter to shareholders (unaudited)

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

4  |  Wells Fargo Emerging Growth Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio1

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®‡, CPA

Robert Gruendyke, CFA®‡*

David Nazaret, CFA®‡*

Thomas C. Ognar, CFA®‡

Average annual total returns (%) as of November 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (WEMAX)	3-31-2008	38.55	17.63	14.93	47.00	19.03	15.61	1.35	1.28

Class C (WEMCX)	3-31-2008	44.99	18.14	14.76	45.99	18.14	14.76	2.10	2.03

Class R6 (WEGRX)[4]	7-31-2018	–	–	–	47.56	19.59	16.16	0.92	0.85

Administrator Class (WFGDX)	1-31-2007	–	–	–	47.05	19.14	15.77	1.27	1.20

Institutional Class (WEMIX)	3-31-2008	–	–	–	47.51	19.51	16.12	1.02	0.90

Russell 2000® Growth Index[5]	–	–	–	–	25.95	13.19	13.30	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Emerging Growth Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of November 30, 2020[6]

Q2 Holdings Incorporated	3.10

Kinsale Capital Group Incorporated	2.94

Casella Waste Systems Incorporated Class A	2.78

Rapid7 Incorporated	2.70

ASGN Incorporated	2.64

iRhythm Technologies Incorporated	2.51

SPS Commerce Incorporated	2.47

Rexnord Corporation	2.42

Shockwave Medical Incorporated	2.11

Novanta Incorporated	2.07

Sector allocation as of November 30, 2020[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Gruendyke and Mr. Nazaret became portfolio managers of the Fund on July 28, 2020.

[1]

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.28% for Class A, 2.03% for Class C, 0.85% for Class R6, 1.20% for Administrator Class, and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[5]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[6]

Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.

[7]

Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Emerging Growth Fund  |  7

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from June 1, 2020 to November 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6-1-2020	Ending account value 11-30-2020	Expenses paid during the period[1,2]	Annualized net expense ratio[1]

Class A

Actual	$1,000.00	$1,382.73	$7.59	1.27%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.43	1.27%

Class C

Actual	$1,000.00	$1,378.23	$12.10	2.03%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.89	$10.25	2.03%

Class R6

Actual	$1,000.00	$1,384.94	$5.08	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%

Administrator Class

Actual	$1,000.00	$1,382.76	$7.17	1.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%

Institutional Class

Actual	$1,000.00	$1,384.28	$5.38	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8  |  Wells Fargo Emerging Growth Fund

Portfolio of investments—November 30, 2020 (unaudited)

Value
Investment Companies: 100.36%

Affiliated Master Portfolio: 100.36%
Wells Fargo Emerging Growth Portfolio	$819,507,074

Total Investment Companies (Cost $458,351,848)	819,507,074

Total investments in securities (Cost $458,351,848)	100.36%	819,507,074

Other assets and liabilities, net	(0.36)	(2,946,306)

Total net assets	100.00%	$816,560,768

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Securities lending income allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Emerging Growth Portfolio	92%	96%	$103,174,672	$138,740,188	$997,824	$115,885	$2,004	$819,507,074	100.36%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Fund  |  9

Statement of assets and liabilities—November 30, 2020 (unaudited)

Assets
Investments in affiliated Master Portfolio, at value (cost $458,351,848)	$819,507,074
Receivable for Fund shares sold	1,441,729
Receivable from manager	36,934
Prepaid expenses and other assets	23,504

Total assets	821,009,241

Liabilities
Payable for Fund shares redeemed	4,195,692
Administration fees payable	94,100
Distribution fee payable	1,166
Trustees’ fees and expenses payable	1,031
Accrued expenses and other liabilities	156,484

Total liabilities	4,448,473

Total net assets	$816,560,768

Net assets consist of
Paid-in capital	$293,125,475
Total distributable earnings	523,435,293

Total net assets	$816,560,768

Computation of net asset value and offering price per share
Net assets – Class A	$199,318,877
Shares outstanding – Class A1	9,802,127
Net asset value per share – Class A	$20.33
Maximum offering price per share – Class A2	$21.57
Net assets – Class C	$1,976,306
Shares outstanding – Class C1	115,615
Net asset value per share – Class C	$17.09
Net assets – Class R6	$23,046,817
Shares outstanding – Class R6[1]	1,018,623
Net asset value per share – Class R6	$22.63
Net assets – Administrator Class	$26,225,575
Shares outstanding – Administrator Class[1]	1,239,080
Net asset value per share – Administrator Class	$21.17
Net assets – Institutional Class	$565,993,193
Shares outstanding – Institutional Class[1]	25,096,258
Net asset value per share – Institutional Class	$22.55

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Emerging Growth Fund

Statement of operations—six months ended November 30, 2020 (unaudited)

Investment income
Dividends allocated from affiliated Master Portfolio	$997,824
Securities lending income allocated from affiliated Master Portfolio	115,885
Affiliated income allocated from affiliated Master Portfolio	2,004
Expenses allocated from affiliated Master Portfolio	(2,978,107)

Total investment income	(1,862,394)

Expenses
Management fee	183,640
Administration fees
Class A	180,205
Class C	1,904
Class R6	3,311
Administrator Class	15,235
Institutional Class	335,148
Shareholder servicing fees
Class A	214,134
Class C	2,263
Administrator Class	29,200
Distribution fee
Class C	6,788
Custody and accounting fees	14,053
Professional fees	15,831
Registration fees	37,070
Shareholder report expenses	43,549
Trustees’ fees and expenses	11,029
Other fees and expenses	7,957

Total expenses	1,101,317
Less: Fee waivers and/or expense reimbursements
Fund-level	(279,449)
Class A	(10,701)
Administrator Class	(4)
Institutional Class	(128,551)

Net expenses	682,612

Net investment loss	(2,545,006)

Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	103,174,672
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	138,740,188

Net realized and unrealized gains (losses) on investments	241,914,860

Net increase in net assets resulting from operations	$239,369,854

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Fund  |  11

Statement of changes in net assets

	Six months ended November 30, 2020 (unaudited)		Year ended May 31, 2020

Operations
Net investment loss		$(2,545,006)		$(5,696,248)
Net realized gains on investments		103,174,672		87,082,930
Net change in unrealized gains (losses) on investments		138,740,188		4,916,772

Net increase in net assets resulting from operations		239,369,854		86,303,454

Distributions to shareholders from net investment income and net realized gains
Class A		0		(7,796,239)
Class C		0		(97,557)
Class R6		0		(245,756)
Administrator Class		0		(1,143,908)
Institutional Class		0		(28,466,003)

Total distributions to shareholders		0		(37,749,463)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	164,800	2,821,041	270,025	3,503,910
Class C	8,691	133,350	14,056	158,468
Class R6	91,894	1,866,543	1,351,041	21,252,448
Administrator Class	102,737	1,876,789	185,559	2,546,018
Institutional Class	3,991,970	74,436,514	7,701,460	113,827,845

		81,134,237		141,288,689

Reinvestment of distributions
Class A	0	0	556,631	7,609,147
Class C	0	0	8,439	97,557
Class R6	0	0	16,154	244,735
Administrator Class	0	0	80,016	1,137,821
Institutional Class	0	0	1,832,144	27,683,692

		0		36,772,952

Payment for shares redeemed
Class A	(481,467)	(8,260,572)	(1,506,830)	(19,951,780)
Class C	(22,037)	(344,401)	(45,564)	(513,234)
Class R6	(264,384)	(5,497,178)	(177,590)	(2,654,701)
Administrator Class	(251,828)	(4,519,328)	(557,050)	(7,634,612)
Institutional Class	(7,845,230)	(148,006,505)	(19,569,429)	(282,480,504)

		(166,627,984)		(313,234,831)

Net decrease in net assets resulting from capital share transactions		(85,493,747)		(135,173,190)

Total increase (decrease) in net assets		153,876,107		(86,619,199)

Net assets
Beginning of period		662,684,661		749,303,860

End of period		$816,560,768		$662,684,661

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Emerging Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS A		2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.71	$13.51	$17.04	$14.57	$12.55	$16.70
Net investment loss	(0.10)	(0.17)	(0.16)[1]	(0.15)	(0.10)[1]	(0.13)[1]
Net realized and unrealized gains (losses) on investments	5.72	2.13	(0.19)	4.57	2.96	(2.28)

Total from investment operations	5.62	1.96	(0.35)	4.42	2.86	(2.41)
Distributions to shareholders from
Net realized gains	0.00	(0.76)	(3.18)	(1.95)	(0.84)	(1.74)
Net asset value, end of period	$20.33	$14.71	$13.51	$17.04	$14.57	$12.55
Total return[2]	38.27%	14.97%	(0.84)%	32.91%	23.39%	(14.94)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.36%	1.36%	1.35%	1.36%	1.36%	1.35%
Net expenses[3]	1.27%	1.27%	1.29%	1.35%	1.35%	1.35%
Net investment loss[3]	(0.96)%	(1.08)%	(1.06)%	(1.01)%	(0.72)%	(0.92)%
Supplemental data
Portfolio turnover rate[4]	25%	55%	71%	47%	115%	68%
Net assets, end of period (000s omitted)	$199,319	$148,866	$145,898	$153,526	$129,724	$127,154

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Fund  |  13

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS C		2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.40	$11.58	$15.19	$13.28	$11.58	$15.67
Net investment loss	(0.13)[1]	(0.21)[1]	(0.25)[1]	(0.25)[1]	(0.19)[1]	(0.21)
Net realized and unrealized gains (losses) on investments	4.82	1.79	(0.18)	4.11	2.73	(2.14)

Total from investment operations	4.69	1.58	(0.43)	3.86	2.54	(2.35)
Distributions to shareholders from
Net realized gains	0.00	(0.76)	(3.18)	(1.95)	(0.84)	(1.74)
Net asset value, end of period	$17.09	$12.40	$11.58	$15.19	$13.28	$11.58
Total return[2]	37.82%	14.16%	(1.55)%	31.82%	22.56%	(15.59)%
Ratios to average net assets (annualized)
Gross expenses[3]	2.11%	2.11%	2.10%	2.11%	2.11%	2.10%
Net expenses[3]	2.03%	2.03%	2.04%	2.10%	2.10%	2.10%
Net investment loss[3]	(1.73)%	(1.84)%	(1.78)%	(1.76)%	(1.46)%	(1.70)%
Supplemental data
Portfolio turnover rate[4]	25%	55%	71%	47%	115%	68%
Net assets, end of period (000s omitted)	$1,976	$1,599	$1,761	$4,190	$3,328	$3,815

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Emerging Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS R6		2020	2019[1]
Net asset value, beginning of period	$16.34	$14.86	$18.70
Net investment loss	(0.05)[2]	(0.10)[2]	(0.07)[2]
Net realized and unrealized gains (losses) on investments	6.34	2.34	(0.59)

Total from investment operations	6.29	2.24	(0.66)
Distributions to shareholders from
Net realized gains	0.00	(0.76)	(3.18)
Net asset value, end of period	$22.63	$16.34	$14.86
Total return[3]	38.49%	15.51%	(2.35)%
Ratios to average net assets (annualized)
Gross expenses[4]	0.93%	0.93%	0.92%
Net expenses[4]	0.85%	0.85%	0.85%
Net investment loss[4]	(0.27)%	(0.67)%	(0.51)%
Supplemental data
Portfolio turnover rate[5]	25%	55%	71%
Net assets, end of period (000s omitted)	$23,047	$19,458	$22

[1]	For the period from July, 31, 2018 (commencement of class operations) to May 31, 2019

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019[1]	0.81%

[5]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
ADMINISTRATOR CLASS		2020	2019	2018	2017	2016
Net asset value, beginning of period	$15.31	$14.02	$17.54	$14.93	$12.82	$17.00
Net investment loss	(0.08)[1]	(0.14)[1]	(0.15)[1]	(0.14)[1]	(0.07)[1]	(0.12)[1]
Net realized and unrealized gains (losses) on investments	5.94	2.19	(0.19)	4.70	3.02	(2.32)

Total from investment operations	5.86	2.05	(0.34)	4.56	2.95	(2.44)
Distributions to shareholders from
Net realized gains	0.00	(0.76)	(3.18)	(1.95)	(0.84)	(1.74)
Net asset value, end of period	$21.17	$15.31	$14.02	$17.54	$14.93	$12.82
Total return[2]	38.28%	15.07%	(0.75)%	33.06%	23.60%	(14.80)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.28%	1.28%	1.27%	1.28%	1.26%	1.23%
Net expenses[3]	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment loss[3]	(0.45)%	(1.01)%	(0.94)%	(0.86)%	(0.48)%	(0.80)%
Supplemental data
Portfolio turnover rate[4]	25%	55%	71%	47%	115%	68%
Net assets, end of period (000s omitted)	$26,226	$21,250	$23,549	$52,335	$50,865	$99,792

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Emerging Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
INSTITUTIONAL CLASS		2020	2019	2018	2017	2016
Net asset value, beginning of period	$16.29	$14.83	$18.30	$15.46	$13.20	$17.40
Net investment loss	(0.06)[1]	(0.11)[1]	(0.13)	(0.09)	(0.04)[1]	(0.07)
Net realized and unrealized gains (losses) on investments	6.32	2.33	(0.16)	4.88	3.14	(2.39)

Total from investment operations	6.26	2.22	(0.29)	4.79	3.10	(2.46)
Distributions to shareholders from
Net realized gains	0.00	(0.76)	(3.18)	(1.95)	(0.84)	(1.74)
Net asset value, end of period	$22.55	$16.29	$14.83	$18.30	$15.46	$13.20
Total return[2]	38.43%	15.40%	(0.42)%	33.44%	24.08%	(14.62)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.03%	1.03%	1.02%	1.03%	1.03%	1.01%
Net expenses[3]	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment loss[3]	(0.30)%	(0.71)%	(0.67)%	(0.56)%	(0.24)%	(0.50)%
Supplemental data
Portfolio turnover rate[4]	25%	55%	71%	47%	115%	68%
Net assets, end of period (000s omitted)	$565,993	$471,512	$578,073	$606,729	$534,846	$583,843

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Fund  |  17

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Growth Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Wells Fargo Emerging Growth Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. As of November 30, 2020, the Fund owned 96% of Wells Fargo Emerging Growth Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the six months ended November 30, 2020 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

18  |  Wells Fargo Emerging Growth Fund

Notes to financial statements (unaudited)

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2020, the aggregate cost of all investments for federal income tax purposes was $461,061,497 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$358,445,577

Gross unrealized losses	0

Net unrealized gains	$358,445,577

As of May 31, 2020, the Fund had a qualified late-year ordinary loss of $2,330,946 which was recognized on the first day of the current fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At November 30, 2020, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio

Wells Fargo Emerging Growth Portfolio	Seeks long-term capital appreciation	$819,507,074

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the six months ended November 30, 2020, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Wells Fargo Emerging Growth Fund  |  19

Notes to financial statements (unaudited)

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense cap. Funds Management has committed through September 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses at 1.28% for Class A shares, 2.03% for Class C shares, 0.85% for Class R6 shares, 1.20% for Administrator Class shares, and 0.90% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended November 30, 2020, Funds Distributor received $674 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended November 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2020 were $183,831,940 and $297,634,813, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2020, there were no borrowings by the Fund under the agreement.

20  |  Wells Fargo Emerging Growth Fund

Notes to financial statements (unaudited)

7. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector. As of the end of the period, the Master Portfolio concentrated its portfolio in investments related to the health care and information technology sectors.

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. REDEMPTION IN-KIND

After the close of business on March 31, 2020, the Fund redeemed assets through an in-kind redemption. In the redemption transaction, the Fund transferred securities with a value of $32,967,178 and cash in the amount o $95,186. The Fund recognized losses in the amount of $7,498,217. The redemption in-kind by a shareholder of the Institutional Class represented 5.89% of the Fund and is reflected on the Statement of Changes in Net Assets.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Emerging Growth Fund  |  21

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 98.56%

Communication Services: 1.58%

Interactive Media & Services: 0.28%
EverQuote Incorporated Class A †	64,826	$2,441,347

Media: 1.30%
Cardlytics Incorporated †	93,585	11,106,668

Consumer Discretionary: 14.33%

Auto Components: 1.04%
Fox Factory Holding Corporation †	102,788	8,970,309

Hotels, Restaurants & Leisure: 2.64%
GAN Limited «†	62,341	1,013,041
Papa John’s International Incorporated	114,600	9,209,256
Wingstop Incorporated	97,808	12,451,936

		22,674,233

Household Durables: 1.46%
Purple Innovation Incorporated †	419,947	12,522,820

Internet & Direct Marketing Retail: 2.44%
Carparts.com Incorporated «†	361,350	5,445,545
Fiverr International Limited †	77,241	15,473,690

		20,919,235

Leisure Products: 1.48%
YETI Holdings Incorporated †	200,880	12,689,590

Specialty Retail: 3.00%
Boot Barn Holdings Incorporated †	335,275	13,833,447
Leslie’s Incorporated †	92,219	1,908,011
Lithia Motors Incorporated Class A	34,472	9,972,750

		25,714,208

Textiles, Apparel & Luxury Goods: 2.27%
Crocs Incorporated †	220,400	12,979,356
Deckers Outdoor Corporation †	25,523	6,497,901

		19,477,257

Consumer Staples: 4.23%

Beverages: 0.66%
Celsius Holdings Incorporated †	174,800	5,637,300

Food & Staples Retailing: 0.79%
Grocery Outlet Holding Corporation †	76,215	2,943,423
The Chef’s Warehouse Incorporated †	164,945	3,801,158

		6,744,581

Food Products: 2.78%
Freshpet Incorporated †	118,448	16,213,162
Vital Farms Incorporated «†	258,661	7,666,712

		23,879,874

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Emerging Growth Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Financials: 6.32%

Capital Markets: 1.59%
Assetmark Financial Holdings †	193,934	$4,611,751
Stifel Financial Corporation	131,154	9,088,972

		13,700,723

Consumer Finance: 0.95%
LendingTree Incorporated †	31,797	8,126,677

Insurance: 3.78%
Goosehead Insurance Incorporated Class A	47,921	5,899,554
Kinsale Capital Group Incorporated	104,677	25,139,228
Lemonade Incorporated «†	20,211	1,400,016

		32,438,798

Health Care: 31.37%

Biotechnology: 11.18%
Arcutis Biotherapeutics Incorporated †	297,451	8,066,871
Arena Pharmaceuticals Incorporated †	83,102	5,473,929
Biohaven Pharmaceutical Holding Company Limited †	41,266	3,670,611
CareDx Incorporated †	105,553	6,034,465
Castle Biosciences Incorporated †	257,871	12,264,345
Chemocentryx Incorporated †	42,650	2,352,148
Deciphera Pharmaceuticals Incorporated †	13,500	834,300
Emergent BioSolutions Incorporated †	41,598	3,408,124
Fate Therapeutics Incorporated †	55,312	3,233,816
Halozyme Therapeutics Incorporated †	315,730	12,345,043
Invitae Corporation †	177,394	8,807,612
Natera Incorporated †	180,858	15,964,336
Vericel Corporation †	526,793	13,454,293

		95,909,893

Health Care Equipment & Supplies: 10.74%
Acutus Medical Incorporated «†	174,325	4,954,317
iRhythm Technologies Incorporated †	87,833	21,476,047
Mesa Laboratories Incorporated	14,459	3,929,378
Orthopediatrics Corporation †	185,996	8,511,177
Outset Medical Incorporated †	75,026	4,801,664
Pulmonx Corporation †	103,099	5,587,966
Shockwave Medical Incorporated †	184,620	18,061,375
SI-BONE Incorporated †	354,753	8,216,079
Silk Road Medical Incorporated †	70,144	4,019,251
Tactile Systems Technology Class I †	7,954	342,897
Tandem Diabetes Care Incorporated †	59,145	5,552,533
Vapotherm Incorporated †	265,307	6,675,124

		92,127,808

Health Care Providers & Services: 1.54%
Addus Homecare Corporation †	133,281	13,228,139

Health Care Technology: 2.59%
Inspire Medical Systems Incorporated †	63,769	11,844,454
Phreesia Incorporated †	234,893	10,372,875

		22,217,329

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Portfolio  |  23

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Life Sciences Tools & Services: 3.84%
Adaptive Biotechnologies Corporation †	68,417	$3,299,068
Codexis Incorporated †	816,932	15,129,581
Neogenomics Incorporated †	305,204	14,521,606

		32,950,255

Pharmaceuticals: 1.48%
Pacira Pharmaceuticals Incorporated †	162,280	9,832,545
Revance Therapeutics Incorporated †	116,980	2,823,897

		12,656,442

Industrials: 13.27%

Aerospace & Defense: 2.48%
Kratos Defense & Security Solutions Incorporated †	419,110	8,872,559
Mercury Systems Incorporated †	174,108	12,399,972

		21,272,531

Building Products: 0.12%
The AZEK Company Incorporated †	28,277	1,010,054

Commercial Services & Supplies: 2.77%
Casella Waste Systems Incorporated Class A †	395,031	23,772,966

Construction & Engineering: 0.05%
Construction Partners Incorporated Class A †	17,461	459,224

Electrical Equipment: 0.47%
Bloom Energy Corporation Class A †	164,005	4,021,403

Machinery: 2.41%
Rexnord Corporation	551,914	20,702,294

Professional Services: 2.63%
ASGN Incorporated †	288,961	22,590,971

Road & Rail: 1.26%
Marten Transport Limited	118,097	2,082,050
Saia Incorporated †	49,761	8,685,285

		10,767,335

Trading Companies & Distributors: 1.08%
SiteOne Landscape Supply Incorporated †	67,147	9,273,001

Information Technology: 25.51%

Electronic Equipment, Instruments & Components: 2.06%
Novanta Incorporated †	147,587	17,707,488

IT Services: 2.54%
Endava plc Sponsored ADR †	138,684	8,707,968
EVO Payments Incorporated Class A †	447,912	11,260,508
LiveRamp Holdings Incorporated †	31,687	1,854,006

		21,822,482

Semiconductors & Semiconductor Equipment: 3.82%
Allegro Microsystems Incorporated †	224,047	5,365,926
Diodes Incorporated †	156,311	10,622,896

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Emerging Growth Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

		Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Semtech Corporation †		198,331	$13,381,393
Silicon Laboratories Incorporated †		28,599	3,352,089

			32,722,304

Software: 17.09%
Envestnet Incorporated †		193,597	15,538,095
Everbridge Incorporated †		57,211	7,262,364
Jamf Holding Corporation †		131,168	4,158,026
Mimecast Limited †		158,711	7,138,821
Q2 Holdings Incorporated †		233,685	26,492,868
Rapid7 Incorporated †		308,255	23,100,630
Sprout Social Incorporated Class A †		297,551	15,288,170
SPS Commerce Incorporated †		204,531	21,081,010
Sumo Logic Incorporated «†		173,978	4,558,224
Talend SA ADR †		382,443	14,353,086
Vertex Incorporated Class A †		129,531	3,269,362
Workiva Incorporated †		57,600	4,319,424

			146,560,080

Real Estate: 1.45%

Equity REITs: 1.45%
Community Healthcare Trust Incorporated		136,080	6,145,373
QTS Realty Trust Incorporated Class A		106,100	6,303,401

			12,448,774

Utilities: 0.50%

Independent Power & Renewable Electricity Producers: 0.50%
Sunnova Energy International †		105,305	4,265,901

Total Common Stocks (Cost $439,330,421)			845,530,294

	Yield
Short-Term Investments: 3.20%

Investment Companies: 3.20%
Securities Lending Cash Investments LLC (l)(r)(u)	0.12%	13,007,270	13,007,270
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.02	14,413,892	14,413,892

Total Short-Term Investments (Cost $27,421,162)			27,421,162

Total investments in securities (Cost $466,751,583)	101.76%	872,951,456

Other assets and liabilities, net	(1.76)	(15,080,145)

Total net assets	100.00%	$857,871,311

†	Non-income-earning security
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Portfolio  |  25

Portfolio of investments—November 30, 2020 (unaudited)

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Shares proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	$0	$99,850,892	$(86,843,622)	$0	$0	$13,007,270		13,007,270	$8,048	#
Wells Fargo Government Money Market Fund Select Class	10,065,569	140,673,038	(136,324,715)	0	0	14,413,892		14,413,892	2,174

				$0	$0	$27,421,162	3.20%		$10,222

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Emerging Growth Portfolio

Statement of assets and liabilities—November 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities, (including $12,699,325 of securities loaned), at value (cost $439,330,421)	$845,530,294
Investments in affiliated securities, at value (cost $27,421,162)	27,421,162
Receivable for investments sold	517,748
Receivable for dividends	581,168
Receivable for securities lending income, net	44,102
Prepaid expenses and other assets	15,948

Total assets	874,110,422

Liabilities
Payable upon receipt of securities loaned	13,007,270
Payable for investments purchased	2,657,628
Advisory fee payable	532,781
Accrued expenses and other liabilities	41,432

Total liabilities	16,239,111

Total net assets	$857,871,311

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Portfolio  |  27

Statement of operations—six months ended November 30, 2020 (unaudited)

Investment income
Dividends	$1,059,268
Securities lending income from affiliates, net	124,400
Income from affiliated securities	2,174

Total investment income	1,185,842

Expenses
Advisory fee	3,141,475
Custody and accounting fees	26,681
Professional fees	23,943
Shareholder report expenses	3,427
Trustees’ fees and expenses	9,585
Other fees and expenses	16,521

Net expenses	3,221,632

Net investment loss	(2,035,790)

Realized and unrealized gains (losses) on investments
Net realized gains on investments	111,813,045
Net change in unrealized gains (losses) on investments	147,601,505

Net realized and unrealized gains (losses) on investments	259,414,550

Net increase in net assets resulting from operations	$257,378,760

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Emerging Growth Portfolio

Statement of changes in net assets

	Six months ended November 30, 2020 (unaudited)	Year ended May 31, 2020

Operations
Net investment loss	$(2,035,790)	$(4,861,375)
Net realized gains on investments	111,813,045	95,687,152
Net change in unrealized gains (losses) on investments	147,601,505	7,683,217

Net increase in net assets resulting from operations	257,378,760	98,508,994

Capital transactions
Transactions in investors’ beneficial interests
Contributions	40,187,039	65,548,053
Withdrawals	(163,115,183)	(260,126,766)

Net decrease in net assets resulting from capital transactions	(122,928,144)	(194,578,713)

Total increase (decrease) in net assets	134,450,616	(96,069,719)

Net assets
Beginning of period	723,420,695	819,490,414

End of period	$857,871,311	$723,420,695

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Portfolio  |  29

Financial highlights

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
		2020	2019	2018	2017	2016
Total return[1]	38.55%	15.49%	(0.28)%	33.60%	23.97%	(14.47)%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.81%	0.81%	0.81%	0.81%	0.80%
Net expenses	0.81%	0.81%	0.81%	0.81%	0.81%	0.80%
Net investment loss	(0.51)%	(0.62)%	(0.57)%	(0.47)%	(0.15)%	(0.40)%
Supplemental data
Portfolio turnover rate	25%	55%	71%	47%	115%	66%

[1]	Returns for periods of less than one year are not annualized

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Emerging Growth Portfolio

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Growth Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Wells Fargo Emerging Growth Portfolio  |  31

Notes to financial statements (unaudited)

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2020, the aggregate cost of all investments for federal income tax purposes was $460,907,255 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$413,194,476

Gross unrealized losses	(1,150,275)

Net unrealized gains	$412,044,201

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of November 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$13,548,015	$0	$0	$13,548,015

Consumer discretionary	122,967,652	0	0	122,967,652

Consumer staples	36,261,755	0	0	36,261,755

Financials	54,266,198	0	0	54,266,198

Health care	269,089,866	0	0	269,089,866

Industrials	113,869,779	0	0	113,869,779

Information technology	218,812,354	0	0	218,812,354

Real estate	12,448,774	0	0	12,448,774

Utilities	4,265,901	0	0	4,265,901

Short-term investments

Investment companies	27,421,162	0	0	27,421,162

Total assets	$872,951,456	$0	$0	$872,951,456

32  |  Wells Fargo Emerging Growth Portfolio

Notes to financial statements (unaudited)

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended November 30, 2020, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.800%

Next $500 million	0.775

Next $1 billion	0.750

Next $1 billion	0.725

Next $1 billion	0.700

Over $4 billion	0.680

For the six months ended November 30, 2020, the advisory fee was equivalent to an annual rate of 0.79% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2020 were $192,437,811 and $311,568,229, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

Wells Fargo Emerging Growth Portfolio  |  33

Notes to financial statements (unaudited)

In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of November 30, 2020, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Bank of America Securities Inc.	$1,172,371	$(1,172,371)	$0

Barclays Capital Inc.	2,887,796	(2,887,796)	0

BMO Capital Markets Corp.	229,554	(229,554)	0

Morgan Stanley & Co. LLC	5,090,417	(5,090,417)	0

National Financial Services LLC	2,678,487	(2,678,487)	0

UBS Securities LLC	640,700	(640,700)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2020, there were no borrowings by the Portfolio under the agreement.

8. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the portfolio concentrated its portfolio in investments related to the health care and information technology sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Portfolio and the securities in which the Portfolio invests have generally been adversely affected by impacts caused by COVID-19.

34  |  Wells Fargo Emerging Growth Portfolio

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Emerging Growth Fund  |  35

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

36  |  Wells Fargo Emerging Growth Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Emerging Growth Fund  |  37

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 67 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 67 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

38  |  Wells Fargo Emerging Growth Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2021 Wells Fargo & Company. All rights reserved.

PAR-1220-00728 01-20

SA282/SAR282 11-20

Semi-Annual Report

November 30, 2020

Wells Fargo Index Fund

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The views expressed and any forward-looking statements are as of November 30, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Index Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“Global stock markets rallied strongly, driven by aggressive stimulus measures introduced by central banks and governments in response to challenges presented by the COVID-19 pandemic.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Index Fund for the six-month period that ended November 30, 2020. Global stock markets rallied strongly, driven by aggressive stimulus measures introduced by central banks and governments in response to challenges presented by the COVID-19 pandemic. Emerging market equities had particularly robust results during the six-month period. Among bonds, high-yield issues led the way while U.S. bonds generally had more modest returns than their international counterparts.

For the period, U.S. stocks, based on the S&P 500 Index,1 returned 19.98% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 gained 23.28%. The MSCI EM Index (Net)3 rallied 31.14%. Among bond investments, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned a modest 1.79%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a robust 8.19%, the Bloomberg Barclays Municipal Bond Index6 had a 3.29% return, and the ICE BofA U.S. High Yield Index7 gained a healthy 10.47%.

Equities enjoyed a strong tailwind from monetary and fiscal stimulus.

Financial markets posted widely positive returns in June despite ongoing economic weakness and uncertainty regarding COVID-19 and the timing of an effective vaccine. As economies reopened, optimism rose. Vitally important to market sentiment was the ongoing global central bank commitment to provide economic support through liquidity and low borrowing costs. U.S. economic activity was boosted by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits for tens of millions of Americans through July. However, jobless rates remained historically high, easing somewhat from 14.7% in April to 11.1% in June. By late June, numerous states reported increases of COVID-19 cases, an ominous sign. China’s economic recovery picked up momentum in June.

July was broadly positive for both global equities and fixed income. However, economic data and a resurgence of COVID-19 cases pointed to the vulnerability of the global economy and the need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China reported 3.2% year-over-year second-quarter GDP growth. U.S. unemployment remained high despite adding 1.8 million jobs in July, as a double-digit jobless rate persisted. However, manufacturing activity grew in both the U.S. and the eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. A rising concern was the rapid and broad reemergence of COVID-19 infections.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Index Fund

Letter to shareholders (unaudited)

The stock market continued to rally in August despite concerns over rising COVID-19 cases in the U.S. and Europe, as well as the expiration of the $600 weekly bonus unemployment benefit in July. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Federal Reserve’s announcement of a more accommodative policy shift that could lead to longer-term low interest rates. U.S. indices measuring manufacturing and services activities beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.

Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, only half of the 22 million jobs lost since the early spring had returned. The U.S. unemployment rate fell to 7.9% in September, a measurable improvement but far higher than the 3.5% pre-COVID-19 rate. Only 661,000 jobs were added for the month, down from 1.5 million in August. With the U.S. Congress failing to pass further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the markets. In the U.K., a lack of progress in Brexit talks with the European Union weighed on markets. China’s economy picked up steam, however, with growth fueled by increased global demand.

In October, capital markets took a step back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe responded with more economic restrictions. Meanwhile, Brexit remained unresolved. U.S. markets looked favorably at a possible Democratic sweep and control of the federal purse strings in anticipation of additional fiscal stimulus, which could boost economic activity. Meanwhile, China continued to stand apart, reporting 4.9% third-quarter GDP growth year over year.

Global stocks rallied broadly in November, propelled by optimism over three promising COVID-19 vaccines, which reported high effectiveness in trials. Global stock indices notched double-digit monthly gains. In a reversal of recent trends, value stocks outperformed growth and cyclical stocks outpaced technology stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The Eurozone Services Purchasing Managers’ Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity gauge indicated growth. The U.S. election results added to the market’s upbeat mood as investors gave thumbs-up to the certainty of the outcome after an unusual delay and anticipated more consistent policies in the new administration.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“Global stocks rallied broadly in November, propelled by optimism over three promising COVID-19 vaccines, which reported high effectiveness in trials.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Index Fund  |  3

Letter to shareholders (unaudited)

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

4  |  Wells Fargo Index Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks to replicate the total return of S&P 500 Index, before fees and expenses.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio1

Wells Capital Management Incorporated

Portfolio managers

John R. Campbell, CFA®‡

David Neal, CFA®‡

Robert M. Wicentowski, CFA®‡

Average annual total returns (%) as of November 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (WFILX)	11-4-1998	9.92	12.08	12.93	16.62	13.42	13.60	0.67	0.45

Class C (WFINX)	4-30-1999	14.88	12.60	12.77	15.88	12.60	12.77	1.42	1.20

Administrator Class (WFIOX)	2-14-1985	–	–	–	16.84	13.64	13.89	0.44	0.25

S&P 500 Index[4]	–	–	–	–	17.46	13.99	14.19	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Index Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of November 30, 2020[5]

Apple Incorporated	6.41

Microsoft Corporation	5.43

Amazon.com Incorporated	4.52

Facebook Incorporated Class A	2.23

Alphabet Incorporated Class A	1.77

Alphabet Incorporated Class C	1.73

Berkshire Hathaway Incorporated Class B	1.52

Johnson & Johnson	1.28

JPMorgan Chase & Company	1.20

Visa Incorporated Class A	1.19

Sector allocation as of November 30, 2020[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.45% for Class A, 1.20% for Class C, and 0.25% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[5]

Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.

[6]

Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Index Fund  |  7

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from June 1, 2020 to November 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6-1-2020	Ending account value 11-30-2020	Expenses paid during the period[1,2]	Annualized net expense ratio[1]

Class A

Actual	$1,000.00	$1,197.24	$2.42	0.44%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.86	$2.23	0.44%

Class C

Actual	$1,000.00	$1,194.27	$6.60	1.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%

Administrator Class

Actual	$1,000.00	$1,198.34	$1.38	0.25%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.82	$1.27	0.25%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8  |  Wells Fargo Index Fund

Portfolio of investments—November 30, 2020 (unaudited)

Value
Investment Companies: 99.99%

Affiliated Master Portfolio: 99.99%
Wells Fargo Index Portfolio	$1,151,991,172

Total Investment Companies (Cost $119,440,327)	1,151,991,172

Total investments in securities (Cost $119,440,327)	99.99%	1,151,991,172

Other assets and liabilities, net	0.01	99,883

Total net assets	100.00%	$1,152,091,055

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Index Portfolio	97%	97%	$38,936,485	$149,843,674	$8,993,254	$40,012	$1,151,991,172	99.99%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Fund  |  9

Statement of assets and liabilities—November 30, 2020 (unaudited)

Assets
Investments in affiliated Master Portfolio, at value (cost $119,440,327)	$1,151,991,172
Receivable for Fund shares sold	1,208,775
Receivable from manager	85,300
Prepaid expenses and other assets	15,541

Total assets	1,153,300,788

Liabilities
Payable for Fund shares redeemed	703,995
Administration fees payable	170,044
Distribution fee payable	8,747
Shareholder servicing fees payable	185,448
Trustees’ fees and expenses payable	1,066
Accrued expenses and other liabilities	140,433

Total liabilities	1,209,733

Total net assets	$1,152,091,055

Net assets consist of
Paid-in capital	$(28,615,077)
Total distributable earnings	1,180,706,132

Total net assets	$1,152,091,055

Computation of net asset value and offering price per share
Net assets – Class A	$751,580,999
Shares outstanding – Class A1	15,212,061
Net asset value per share – Class A	$49.41
Maximum offering price per share – Class A2	$52.42
Net assets – Class C	$13,793,123
Shares outstanding – Class C1	275,643
Net asset value per share – Class C	$50.04
Net assets – Administrator Class	$386,716,933
Shares outstanding – Administrator Class[1]	7,656,720
Net asset value per share – Administrator Class	$50.51

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Index Fund

Statement of operations—six months ended November 30, 2020 (unaudited)

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $44,595)	$8,993,254
Affiliated income allocated from affiliated Master Portfolio	40,012
Expenses allocated from affiliated Master Portfolio	(621,379)

Total investment income	8,411,877

Expenses
Management fee	272,084
Administration fees
Class A	743,778
Class C	16,116
Administrator Class	237,008
Shareholder servicing fees
Class A	885,449
Class C	19,140
Administrator Class	168,231
Distribution fee
Class C	57,322
Custody and accounting fees	37,413
Professional fees	16,543
Registration fees	50,137
Shareholder report expenses	36,613
Trustees’ fees and expenses	11,029
Other fees and expenses	91,072

Total expenses	2,641,935
Less: Fee waivers and/or expense reimbursements
Fund-level	(976,860)
Class A	(176,606)
Class C	(4,761)
Administrator Class	(1,051)

Net expenses	1,482,654

Net investment income	6,929,232

Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	38,936,485
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	149,843,674

Net realized and unrealized gains (losses) on investments	188,780,159

Net increase in net assets resulting from operations	$195,709,391

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Fund  |  11

Statement of changes in net assets

	Six months ended November 30, 2020 (unaudited)		Year ended May 31, 2020

Operations
Net investment income		$6,929,232		$17,076,939
Net realized gains on investments		38,936,485		181,564,933
Net change in unrealized gains (losses) on investments		149,843,674		(64,676,797)

Net increase in net assets resulting from operations		195,709,391		133,965,075

Distributions to shareholders from net investment income and net realized gains
Class A		0		(189,301,116)
Class C		0		(4,981,676)
Administrator Class		0		(116,506,789)

Total distributions to shareholders		0		(310,789,581)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	250,003	11,360,686	732,292	32,317,931
Class C	3,811	171,832	57,399	2,669,398
Administrator Class	482,053	22,482,960	1,814,601	90,665,958

		34,015,478		125,653,287

Reinvestment of distributions
Class A	0	0	4,215,720	183,009,568
Class C	0	0	89,742	3,933,010
Administrator Class	0	0	2,338,163	103,711,408

		0		290,653,986

Payment for shares redeemed
Class A	(1,033,770)	(46,963,534)	(2,625,376)	(122,456,063)
Class C	(112,451)	(5,195,943)	(145,585)	(6,654,277)
Administrator Class	(978,295)	(45,286,703)	(5,173,988)	(247,150,828)

		(97,446,180)		(376,261,168)

Net increase (decrease) in net assets resulting from capital share transactions		(63,430,702)		40,046,105

Total increase (decrease) in net assets		132,278,689		(136,778,401)

Net assets
Beginning of period		1,019,812,366		1,156,590,767

End of period		$1,152,091,055		$1,019,812,366

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Index Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS A		2020	2019	2018	2017	2016
Net asset value, beginning of period	$41.27	$49.48	$63.35	$66.85	$62.85	$67.32
Net investment income	0.27	0.65	0.82	0.99 [1]	1.05	0.81
Net realized and unrealized gains (losses) on investments	7.87	5.82	0.54	7.99	9.09	(0.17)

Total from investment operations	8.14	6.47	1.36	8.98	10.14	0.64
Distributions to shareholders from
Net investment income	0.00	(0.67)	(0.90)	(1.02)	(1.16)	(1.08)
Net realized gains	0.00	(14.01)	(14.33)	(11.46)	(4.98)	(4.03)

Total distributions to shareholders	0.00	(14.68)	(15.23)	(12.48)	(6.14)	(5.11)
Net asset value, end of period	$49.41	$41.27	$49.48	$63.35	$66.85	$62.85
Total return[2]	19.72%	12.02%	3.32%	13.87%	16.94%	1.24%
Ratios to average net assets (annualized)
Gross expenses[3]	0.67%	0.67%	0.65%	0.63%	0.62%	0.63%
Net expenses[3]	0.44%	0.44%	0.45%	0.45%	0.45%	0.48%
Net investment income[3]	1.22%	1.47%	1.51%	1.49%	1.68%	1.78%
Supplemental data
Portfolio turnover rate[4]	2%	3%	4%	3%	9%	4%
Net assets, end of period (000s omitted)	$751,581	$660,101	$676,511	$702,866	$684,004	$639,496

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.11%
Year ended May 31, 2020	0.12%
Year ended May 31, 2019	0.11%
Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016	0.10%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Fund  |  13

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS C		2020	2019	2018	2017	2016
Net asset value, beginning of period	$41.90	$50.02	$63.67	$67.11	$63.12	$67.55
Net investment income	0.10 [1]	0.30	0.46 [1]	0.50 [1]	0.66	0.62 [1]
Net realized and unrealized gains (losses) on investments	8.04	5.84	0.52	8.00	9.02	(0.45)

Total from investment operations	8.14	6.14	0.98	8.50	9.68	0.17
Distributions to shareholders from
Net investment income	0.00	(0.25)	(0.30)	(0.48)	(0.71)	(0.57)
Net realized gains	0.00	(14.01)	(14.33)	(11.46)	(4.98)	(4.03)

Total distributions to shareholders	0.00	(14.26)	(14.63)	(11.94)	(5.69)	(4.60)
Net asset value, end of period	$50.04	$41.90	$50.02	$63.67	$67.11	$63.12
Total return[2]	19.43%	11.17%	2.54%	13.02%	16.07%	0.48%
Ratios to average net assets (annualized)
Gross expenses[3]	1.41%	1.42%	1.39%	1.38%	1.37%	1.38%
Net expenses[3]	1.20%	1.20%	1.20%	1.20%	1.20%	1.24%
Net investment income[3]	0.45%	0.72%	0.77%	0.72%	0.93%	0.99%
Supplemental data
Portfolio turnover rate[4]	2%	3%	4%	3%	9%	4%
Net assets, end of period (000s omitted)	$13,793	$16,103	$19,146	$66,117	$67,691	$79,858

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.11%
Year ended May 31, 2020	0.12%
Year ended May 31, 2019	0.11%
Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016	0.10%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Index Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
ADMINISTRATOR CLASS		2020	2019	2018	2017	2016
Net asset value, beginning of period	$42.15	$50.24	$64.04	$67.43	$63.33	$67.80
Net investment income	0.40	0.81	1.02 [1]	1.26	1.41	1.31
Net realized and unrealized gains (losses) on investments	7.96	5.85	0.48	7.94	8.94	(0.51)

Total from investment operations	8.36	6.66	1.50	9.20	10.35	0.80
Distributions to shareholders from
Net investment income	0.00	(0.74)	(0.97)	(1.13)	(1.27)	(1.24)
Net realized gains	0.00	(14.01)	(14.33)	(11.46)	(4.98)	(4.03)

Total distributions to shareholders	0.00	(14.75)	(15.30)	(12.59)	(6.25)	(5.27)
Net asset value, end of period	$50.51	$42.15	$50.24	$64.04	$67.43	$63.33
Total return[2]	19.83%	12.25%	3.52%	14.10%	17.18%	1.49%
Ratios to average net assets (annualized)
Gross expenses[3]	0.43%	0.44%	0.41%	0.40%	0.39%	0.40%
Net expenses[3]	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income[3]	1.41%	1.67%	1.72%	1.70%	1.88%	1.97%
Supplemental data
Portfolio turnover rate[4]	2%	3%	4%	3%	9%	4%
Net assets, end of period (000s omitted)	$386,717	$343,609	$460,934	$829,004	$1,151,522	$1,502,276

[1]	Calculated based upon average shares outstanding

[2]	Return for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.11%
Year ended May 31, 2020	0.12%
Year ended May 31, 2019	0.11%
Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016	0.10%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Fund  |  15

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Index Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Wells Fargo Index Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. As of November 30, 2020, the Fund owned 97% of Wells Fargo Index Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the six months ended November 30, 2020 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

16  |  Wells Fargo Index Fund

Notes to financial statements (unaudited)

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2020, the aggregate cost of all investments for federal income tax purposes was $124,152,783 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,027,838,389

Gross unrealized losses	0

Net unrealized gains	$1,027,838,389

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At November 30, 2020, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio

Wells Fargo Index Portfolio	Seeks to replicate the total return of the S&P 500 Index, before fees and expenses	$1,151,991,172

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the six months ended November 30, 2020, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Wells Fargo Index Fund  |  17

Notes to financial statements (unaudited)

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.45% for Class A shares, 1.20% for Class C shares, and 0.25% for Administrator Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended November 30, 2020, Funds Distributor received $1,353 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C for the six months ended November 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2020 were $13,212,871 and $60,074,117, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2020, there were no borrowings by the Fund under the agreement.

18  |  Wells Fargo Index Fund

Notes to financial statements (unaudited)

7. CONCENTRATION RISK

Concentration risk results from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector. As of the end of the period, the Master Portfolio concentrated its portfolio in investments related to the information technology sector.

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Index Fund  |  19

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 97.31%

Communication Services: 10.73%

Diversified Telecommunication Services: 1.51%
AT&T Incorporated	275,041	$7,907,429
CenturyLink Incorporated	38,131	398,469
Verizon Communications Incorporated	159,738	9,649,773

		17,955,671

Entertainment: 1.98%
Activision Blizzard Incorporated	29,796	2,368,186
Electronic Arts Incorporated	11,148	1,424,157
Live Nation Entertainment Incorporated †	5,486	360,156
Netflix Incorporated †	17,024	8,353,677
Take-Two Interactive Software Incorporated †	4,414	796,771
The Walt Disney Company	69,757	10,324,734

		23,627,681

Interactive Media & Services: 5.66%
Alphabet Incorporated Class A †	11,599	20,349,286
Alphabet Incorporated Class C †	11,333	19,954,466
Facebook Incorporated Class A †	92,811	25,705,863
Twitter Incorporated †	30,532	1,420,043

		67,429,658

Media: 1.33%
Charter Communications Incorporated Class A †	5,774	3,764,590
Comcast Corporation Class A	175,975	8,840,984
Discovery Incorporated Class A †	6,184	166,411
Discovery Incorporated Class C †	11,950	287,039
DISH Network Corporation Class A †	9,524	341,626
Fox Corporation Class A	13,267	382,620
Fox Corporation Class B	6,047	171,614
Interpublic Group of Companies Incorporated	15,052	335,359
News Corporation Class A	15,016	265,032
News Corporation Class B	4,701	83,725
Omnicom Group Incorporated	8,294	522,522
ViacomCBS Incorporated Class B	21,763	767,799

		15,929,321

Wireless Telecommunication Services: 0.25%
T-Mobile US Incorporated †	22,458	2,985,567

Consumer Discretionary: 11.03%

Auto Components: 0.14%
Aptiv plc	10,424	1,237,329
BorgWarner Incorporated	9,436	366,589

		1,603,918

Automobiles: 0.29%
Ford Motor Company	150,840	1,369,627
General Motors Company	48,614	2,131,238

		3,500,865

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Index Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Distributors: 0.12%
Genuine Parts Company	5,569	$547,823
LKQ Corporation †	10,807	380,623
Pool Corporation	1,547	535,432

		1,463,878

Hotels, Restaurants & Leisure: 1.64%
Carnival Corporation	19,992	399,440
Chipotle Mexican Grill Incorporated †	1,080	1,392,584
Darden Restaurants Incorporated	5,021	542,168
Domino’s Pizza Incorporated	1,519	596,314
Hilton Worldwide Holdings Incorporated	10,705	1,109,359
Las Vegas Sands Corporation	12,678	706,291
Marriott International Incorporated Class A	10,266	1,302,447
McDonald’s Corporation	28,724	6,245,747
MGM Resorts International	15,805	446,491
Norwegian Cruise Line Holdings Limited †	12,184	278,648
Royal Caribbean Cruises Limited	6,878	542,055
Starbucks Corporation	45,126	4,423,251
Wynn Resorts Limited	3,747	376,574
Yum! Brands Incorporated	11,635	1,230,983

		19,592,352

Household Durables: 0.40%
D.R. Horton Incorporated	12,776	951,812
Garmin Limited	5,758	672,304
Leggett & Platt Incorporated	5,111	220,284
Lennar Corporation Class A	10,601	804,192
Mohawk Industries Incorporated †	2,309	290,541
Newell Brands Incorporated	14,577	309,907
NVR Incorporated †	134	535,622
PulteGroup Incorporated	10,352	451,658
Whirlpool Corporation	2,405	468,037

		4,704,357

Internet & Direct Marketing Retail: 4.86%
Amazon.com Incorporated †	16,435	52,066,737
Booking Holdings Incorporated †	1,581	3,206,979
eBay Incorporated	25,666	1,294,336
Etsy Incorporated †	4,606	740,184
Expedia Group Incorporated	5,238	652,079

		57,960,315

Leisure Products: 0.04%
Hasbro Incorporated	4,919	457,615

Multiline Retail: 0.55%
Dollar General Corporation	9,613	2,101,210
Dollar Tree Incorporated †	9,161	1,000,748
Target Corporation	19,325	3,469,417

		6,571,375

Specialty Retail: 2.27%
Advance Auto Parts Incorporated	2,669	394,211
AutoZone Incorporated †	902	1,026,160
Best Buy Company Incorporated	8,892	967,450

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  21

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Specialty Retail (continued)
CarMax Incorporated †	6,295	$588,457
L Brands Incorporated	9,011	349,717
Lowe’s Companies Incorporated	29,173	4,545,737
O’Reilly Automotive Incorporated †	2,859	1,264,936
Ross Stores Incorporated	13,739	1,477,217
The Gap Incorporated	7,932	166,255
The Home Depot Incorporated	41,554	11,527,495
The TJX Companies Incorporated	46,286	2,939,624
Tiffany & Company	4,170	548,272
Tractor Supply Company	4,487	631,814
Ulta Beauty Incorporated †	2,174	598,720

		27,026,065

Textiles, Apparel & Luxury Goods: 0.72%
HanesBrands Incorporated	13,440	190,848
Nike Incorporated Class B	48,055	6,473,009
PVH Corporation	2,738	217,644
Ralph Lauren Corporation	1,859	159,409
Tapestry Incorporated	10,664	302,004
Under Armour Incorporated Class A †	7,278	120,596
Under Armour Incorporated Class C †	7,507	109,227
VF Corporation	12,334	1,028,656

		8,601,393

Consumer Staples: 6.60%

Beverages: 1.58%
Brown-Forman Corporation Class B	7,046	568,330
Constellation Brands Incorporated Class A	6,486	1,335,078
Molson Coors Brewing Company Class B	7,259	333,914
Monster Beverage Corporation †	14,251	1,208,200
PepsiCo Incorporated	53,450	7,709,094
The Coca-Cola Company	149,232	7,700,371

		18,854,987

Food & Staples Retailing: 1.54%
Costco Wholesale Corporation	17,044	6,677,328
Sysco Corporation	19,631	1,399,494
The Kroger Company	30,030	990,990
Walgreens Boots Alliance Incorporated	27,764	1,055,310
Walmart Incorporated	53,601	8,189,697

		18,312,819

Food Products: 1.02%
Archer Daniels Midland Company	21,449	1,067,517
Campbell Soup Company	7,815	390,906
ConAgra Brands Incorporated	18,856	689,375
General Mills Incorporated	23,583	1,434,318
Hormel Foods Corporation	10,832	511,054
Kellogg Company	9,796	626,062
Lamb Weston Holdings Incorporated	5,609	405,979
McCormick & Company Incorporated	4,785	894,699
Mondelez International Incorporated Class A	55,137	3,167,621
The Hershey Company	5,690	841,494
The J.M. Smucker Company	4,404	516,149
The Kraft Heinz Company	25,013	823,928
Tyson Foods Incorporated Class A	11,359	740,607

		12,109,709

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Index Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Household Products: 1.66%
Church & Dwight Company Incorporated	9,547	$837,940
Colgate-Palmolive Company	33,098	2,834,513
Kimberly-Clark Corporation	13,165	1,834,016
The Clorox Company	4,872	988,821
The Procter & Gamble Company	96,105	13,346,101

		19,841,391

Personal Products: 0.18%
The Estee Lauder Companies Incorporated Class A	8,707	2,136,001

Tobacco: 0.62%
Altria Group Incorporated	71,738	2,857,325
Philip Morris International Incorporated	60,115	4,553,711

		7,411,036

Energy: 2.24%

Energy Equipment & Services: 0.21%
Baker Hughes Company	25,336	474,290
Halliburton Company	33,911	562,583
National Oilwell Varco Incorporated	14,989	183,765
Schlumberger Limited	53,584	1,114,011
TechnipFMC plc	16,305	135,495

		2,470,144

Oil, Gas & Consumable Fuels: 2.03%
Apache Corporation	14,571	187,820
Cabot Oil & Gas Corporation	15,386	269,563
Chevron Corporation	74,311	6,478,433
Concho Resources Incorporated	7,593	436,446
ConocoPhillips	41,403	1,637,903
Devon Energy Corporation	14,777	206,730
Diamondback Energy Incorporated	6,092	243,436
EOG Resources Incorporated	22,476	1,053,675
Exxon Mobil Corporation	163,219	6,223,540
Hess Corporation	10,552	497,843
HollyFrontier Corporation	5,754	134,586
Kinder Morgan Incorporated	75,145	1,080,585
Marathon Oil Corporation	30,474	180,406
Marathon Petroleum Corporation	25,118	976,588
Occidental Petroleum Corporation	32,315	509,284
ONEOK Incorporated	17,147	615,063
Phillips 66	16,858	1,021,258
Pioneer Natural Resources Company	6,341	637,778
The Williams Companies Incorporated	46,846	982,829
Valero Energy Corporation	15,740	846,340

		24,220,106

Financials: 10.13%

Banks: 3.66%
Bank of America Corporation	294,320	8,288,051
Citigroup Incorporated	80,365	4,425,701
Citizens Financial Group Incorporated	16,477	538,139
Comerica Incorporated	5,367	264,056
Fifth Third Bancorp	27,494	696,698

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  23

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Banks (continued)
First Republic Bank	6,644	$860,797
Huntington Bancshares Incorporated	39,270	474,382
JPMorgan Chase & Company	117,645	13,867,993
KeyCorp	37,676	582,471
M&T Bank Corporation	4,952	576,858
People’s United Financial Incorporated	16,397	203,323
PNC Financial Services Group Incorporated	16,387	2,262,553
Regions Financial Corporation	37,065	565,983
SVB Financial Group †	1,998	689,030
Truist Financial Corporation	52,021	2,414,815
US Bancorp	52,916	2,286,500
Wells Fargo & Company (l)	159,043	4,349,826
Zions Bancorporation	6,330	244,275

		43,591,451

Capital Markets: 2.67%
Ameriprise Financial Incorporated	4,643	860,069
Bank of New York Mellon Corporation	31,461	1,230,754
BlackRock Incorporated	5,474	3,822,768
Cboe Global Markets Incorporated	4,198	383,361
CME Group Incorporated	13,844	2,423,115
Franklin Resources Incorporated	10,326	227,069
Intercontinental Exchange Incorporated	21,665	2,285,874
Invesco Limited	14,534	235,887
MarketAxess Holdings Incorporated	1,466	790,438
Moody’s Corporation	6,231	1,759,261
Morgan Stanley	55,118	3,407,946
MSCI Incorporated	3,229	1,322,017
Northern Trust Corporation	8,033	748,033
Raymond James Financial Incorporated	4,712	428,556
S&P Global Incorporated	9,303	3,272,609
State Street Corporation	13,603	958,739
T. Rowe Price Group Incorporated	8,762	1,256,558
The Charles Schwab Corporation	57,175	2,788,997
The Goldman Sachs Group Incorporated	13,282	3,062,564
The NASDAQ Incorporated	4,439	568,148

		31,832,763

Consumer Finance: 0.51%
American Express Company	25,176	2,985,622
Capital One Financial Corporation	17,627	1,509,576
Discover Financial Services	11,829	901,015
Synchrony Financial	20,957	638,560

		6,034,773

Diversified Financial Services: 1.47%
Berkshire Hathaway Incorporated Class B †	76,518	17,515,735

Insurance: 1.82%
AFLAC Incorporated	25,594	1,124,344
American International Group Incorporated	33,253	1,278,245
Aon plc Class A	8,942	1,832,126
Arthur J. Gallagher & Company	7,392	853,111
Assurant Incorporated	2,303	297,363
Chubb Limited	17,424	2,575,790
Cincinnati Financial Corporation	5,775	440,921

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Index Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Insurance (continued)
Everest Reinsurance Group Limited	1,543	$350,770
Globe Life Incorporated	3,783	352,197
Lincoln National Corporation	7,012	331,107
Loews Corporation	9,202	385,656
Marsh & McLennan Companies Incorporated	19,553	2,241,556
MetLife Incorporated	29,782	1,375,035
Principal Financial Group Incorporated	9,855	490,680
Prudential Financial Incorporated	15,248	1,153,054
The Allstate Corporation	12,056	1,233,932
The Hartford Financial Services Group Incorporated	13,827	611,153
The Progressive Corporation	22,598	1,968,512
The Travelers Companies Incorporated	9,774	1,267,199
Unum Group	7,858	174,683
W.R. Berkley Corporation	5,428	353,526
Willis Towers Watson plc	4,974	1,035,537

		21,726,497

Health Care: 13.32%

Biotechnology: 1.89%
AbbVie Incorporated	68,127	7,124,722
Alexion Pharmaceuticals Incorporated †	8,461	1,033,173
Amgen Incorporated	22,609	5,020,102
Biogen Incorporated †	6,111	1,467,679
Gilead Sciences Incorporated	48,397	2,936,246
Incyte Corporation †	7,176	606,659
Regeneron Pharmaceuticals Incorporated †	4,036	2,082,697
Vertex Pharmaceuticals Incorporated †	10,055	2,290,026

		22,561,304

Health Care Equipment & Supplies: 3.72%
Abbott Laboratories	68,347	7,396,512
ABIOMED Incorporated †	1,739	476,660
Align Technology Incorporated †	2,768	1,332,211
Baxter International Incorporated	19,542	1,486,560
Becton Dickinson & Company	11,190	2,627,860
Boston Scientific Corporation †	55,227	1,830,775
Danaher Corporation	24,372	5,474,682
Dentsply Sirona Incorporated	8,434	429,206
DexCom Incorporated †	3,696	1,181,537
Edwards Lifesciences Corporation †	24,001	2,013,444
Hologic Incorporated †	9,997	691,093
IDEXX Laboratories Incorporated †	3,283	1,513,397
Intuitive Surgical Incorporated †	4,517	3,279,568
Medtronic plc	51,890	5,899,893
ResMed Incorporated	5,594	1,172,502
STERIS plc	3,283	636,278
Stryker Corporation	12,614	2,944,108
Teleflex Incorporated	1,796	687,419
The Cooper Companies Incorporated	1,897	635,912
Varian Medical Systems Incorporated †	3,518	612,062
West Pharmaceutical Services Incorporated	2,850	784,206
Zimmer Biomet Holdings Incorporated	7,993	1,191,916

		44,297,801

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  25

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Health Care Providers & Services: 2.64%
AmerisourceBergen Corporation	5,674	$585,046
Anthem Incorporated	9,709	3,024,548
Cardinal Health Incorporated	11,289	616,267
Centene Corporation †	22,369	1,379,049
Cigna Corporation	14,175	2,964,560
CVS Health Corporation	50,519	3,424,683
DaVita Incorporated †	2,905	319,114
HCA Healthcare Incorporated	10,178	1,527,820
Henry Schein Incorporated †	5,511	354,412
Humana Incorporated	5,107	2,045,456
Laboratory Corporation of America Holdings †	3,760	751,398
McKesson Corporation	6,261	1,126,417
Quest Diagnostics Incorporated	5,184	642,712
UnitedHealth Group Incorporated	36,685	12,338,633
Universal Health Services Incorporated Class B	2,999	391,609

		31,491,724

Health Care Technology: 0.08%
Cerner Corporation	11,788	882,214

Life Sciences Tools & Services: 1.19%
Agilent Technologies Incorporated	11,901	1,391,227
Bio-Rad Laboratories Incorporated Class A †	826	444,801
Illumina Incorporated †	5,636	1,815,299
IQVIA Holdings Incorporated †	7,383	1,247,653
Mettler-Toledo International Incorporated †	925	1,063,787
PerkinElmer Incorporated	4,316	574,028
Thermo Fisher Scientific Incorporated	15,271	7,100,710
Waters Corporation †	2,390	554,504

		14,192,009

Pharmaceuticals: 3.80%
Bristol-Myers Squibb Company	87,007	5,429,237
Catalent Incorporated †	6,336	609,143
Eli Lilly & Company	30,645	4,463,444
Johnson & Johnson	101,633	14,704,262
Merck & Company Incorporated	97,634	7,848,797
Perrigo Company plc	5,268	254,023
Pfizer Incorporated	214,508	8,217,801
Viatris Incorporated †	46,570	783,307
Zoetis Incorporated	18,342	2,941,690

		45,251,704

Industrials: 8.51%

Aerospace & Defense: 1.64%
General Dynamics Corporation	8,972	1,339,968
Howmet Aerospace Incorporated	15,152	355,466
Huntington Ingalls Industries Incorporated	1,563	250,377
L3Harris Technologies Incorporated	8,346	1,602,349
Lockheed Martin Corporation	9,496	3,466,040
Northrop Grumman Corporation	5,985	1,809,026
Raytheon Technologies Corporation	58,971	4,229,400
Teledyne Technologies Incorporated †	1,423	537,809
Textron Incorporated	8,803	397,015
The Boeing Company	20,482	4,315,762

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Index Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Aerospace & Defense (continued)
TransDigm Group Incorporated	2,092	$1,211,665

		19,514,877

Air Freight & Logistics: 0.70%
C.H. Robinson Worldwide Incorporated	5,204	489,020
Expeditors International of Washington Incorporated	6,472	578,403
FedEx Corporation	9,305	2,666,627
United Parcel Service Incorporated Class B	27,295	4,669,356

		8,403,406

Airlines: 0.26%
Alaska Air Group Incorporated	4,773	243,280
American Airlines Group Incorporated «	21,118	298,397
Delta Air Lines Incorporated	24,623	991,076
Southwest Airlines Company	22,770	1,055,162
United Airlines Holdings Incorporated †	11,233	506,047

		3,093,962

Building Products: 0.47%
A.O. Smith Corporation	5,226	294,276
Allegion plc	3,560	405,982
Carrier Global Corporation	31,430	1,196,540
Fortune Brands Home & Security Incorporated	5,333	445,306
Johnson Controls International plc	28,722	1,322,361
Masco Corporation	10,096	541,852
Trane Technologies plc	9,240	1,351,258

		5,557,575

Commercial Services & Supplies: 0.42%
Cintas Corporation	3,356	1,192,387
Copart Incorporated †	7,975	920,714
Republic Services Incorporated	8,114	784,786
Rollins Incorporated	5,694	325,583
Waste Management Incorporated	15,003	1,787,307

		5,010,777

Construction & Engineering: 0.08%
Jacobs Engineering Group Incorporated	5,026	542,004
Quanta Services Incorporated	5,328	364,116

		906,120

Electrical Equipment: 0.49%
AMETEK Incorporated	8,864	1,050,650
Eaton Corporation plc	15,445	1,870,544
Emerson Electric Company	23,068	1,772,084
Rockwell Automation Incorporated	4,477	1,144,142

		5,837,420

Industrial Conglomerates: 1.22%
3M Company	22,236	3,840,824
General Electric Company	337,897	3,439,791
Honeywell International Incorporated	27,090	5,524,193
Roper Technologies Incorporated	4,042	1,725,934

		14,530,742

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  27

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Machinery: 1.67%
Caterpillar Incorporated	20,903	$3,628,552
Cummins Incorporated	5,701	1,317,900
Deere & Company	12,097	3,164,817
Dover Corporation	5,558	678,243
Flowserve Corporation	5,024	171,218
Fortive Corporation	13,012	912,532
IDEX Corporation	2,915	563,032
Illinois Tool Works Incorporated	11,106	2,344,366
Ingersoll Rand Incorporated †	14,328	634,301
Otis Worldwide Corporation	15,715	1,051,962
PACCAR Incorporated	13,362	1,163,296
Parker-Hannifin Corporation	4,963	1,326,411
Pentair plc	6,404	331,855
Snap-on Incorporated	2,103	369,813
Stanley Black & Decker Incorporated	6,164	1,136,087
Wabtec Corporation	6,905	506,137
Xylem Incorporated	6,947	666,704

		19,967,226

Professional Services: 0.33%
Equifax Incorporated	4,689	782,594
IHS Markit Limited	14,399	1,432,125
Nielsen Holdings plc	13,772	222,693
Robert Half International Incorporated	4,425	283,997
Verisk Analytics Incorporated	6,268	1,243,007

		3,964,416

Road & Rail: 1.02%
CSX Corporation	29,533	2,659,447
J.B. Hunt Transport Services Incorporated	3,218	435,331
Kansas City Southern	3,642	678,031
Norfolk Southern Corporation	9,848	2,334,173
Old Dominion Freight Line Incorporated	3,714	755,279
Union Pacific Corporation	26,205	5,347,916

		12,210,177

Trading Companies & Distributors: 0.21%
Fastenal Company	22,143	1,094,971
United Rentals Incorporated †	2,782	631,458
W.W. Grainger Incorporated	1,737	726,587

		2,453,016

Information Technology: 26.83%

Communications Equipment: 0.79%
Arista Networks Incorporated †	2,113	571,989
Cisco Systems Incorporated	163,420	7,030,328
F5 Networks Incorporated †	2,361	384,394
Juniper Networks Incorporated	12,806	278,787
Motorola Solutions Incorporated	6,554	1,124,208

		9,389,706

Electronic Equipment, Instruments & Components: 0.59%
Amphenol Corporation Class A	11,518	1,506,670
CDW Corporation of Delaware	5,507	718,608

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Index Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Corning Incorporated	29,374	$1,099,175
FLIR Systems Incorporated	5,062	193,571
IPG Photonics Corporation †	1,377	285,053
Keysight Technologies Incorporated †	7,224	867,169
TE Connectivity Limited	12,740	1,451,978
Vontier Corporation †	5,205	172,650
Zebra Technologies Corporation Class A †	2,059	779,167

		7,074,041

IT Services: 5.39%
Accenture plc Class A	24,559	6,117,401
Akamai Technologies Incorporated †	6,281	650,146
Automatic Data Processing Incorporated	16,598	2,886,060
Broadridge Financial Solutions Incorporated	4,446	653,028
Cognizant Technology Solutions Corporation Class A	20,932	1,635,417
DXC Technology Company	9,813	215,003
Fidelity National Information Services Incorporated	23,918	3,549,670
Fiserv Incorporated †	21,456	2,471,302
FleetCor Technologies Incorporated †	3,245	860,606
Gartner Incorporated †	3,445	523,640
Global Payments Incorporated	11,551	2,254,640
International Business Machines Corporation	34,378	4,246,371
Jack Henry & Associates Incorporated	2,959	475,985
Leidos Holdings Incorporated	5,160	519,612
MasterCard Incorporated Class A	34,100	11,474,991
Paychex Incorporated	12,367	1,151,986
PayPal Holdings Incorporated †	45,292	9,697,923
VeriSign Incorporated †	3,902	783,209
Visa Incorporated Class A	65,084	13,690,419
Western Union Company	15,866	357,937

		64,215,346

Semiconductors & Semiconductor Equipment: 5.10%
Advanced Micro Devices Incorporated †	45,321	4,199,444
Analog Devices Incorporated	14,266	1,984,115
Applied Materials Incorporated	35,255	2,907,832
Broadcom Incorporated	15,525	6,234,530
Intel Corporation	164,176	7,937,910
KLA Corporation	6,001	1,512,072
Lam Research Corporation	5,621	2,544,402
Maxim Integrated Products Incorporated	10,306	855,810
Microchip Technology Incorporated	9,745	1,309,631
Micron Technology Incorporated †	42,887	2,748,628
NVIDIA Corporation	23,818	12,767,877
Qorvo Incorporated †	4,410	690,959
QUALCOMM Incorporated	43,554	6,409,842
Skyworks Solutions Incorporated	6,448	910,264
Teradyne Incorporated	6,409	707,169
Texas Instruments Incorporated	35,358	5,701,478
Xilinx Incorporated	9,431	1,372,682

		60,794,645

Software: 8.48%
Adobe Incorporated †	18,516	8,859,351
ANSYS Incorporated †	3,312	1,119,655
Autodesk Incorporated †	8,465	2,372,147

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  29

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Software (continued)
Cadence Design Systems Incorporated †	10,762	$1,251,621
Citrix Systems Incorporated	4,769	590,974
Fortinet Incorporated †	5,185	638,948
Intuit Incorporated	10,106	3,557,514
Microsoft Corporation	292,129	62,536,055
NortonLifeLock Incorporated	22,814	415,899
Oracle Corporation	74,629	4,307,586
Paycom Software Incorporated †	1,890	788,281
Salesforce.com Incorporated †	35,128	8,634,462
ServiceNow Incorporated †	7,404	3,957,808
Synopsys Incorporated †	5,858	1,332,695
Tyler Technologies Incorporated †	1,553	664,063

		101,027,059

Technology Hardware, Storage & Peripherals: 6.48%
Apple Incorporated	620,585	73,880,644
Hewlett Packard Enterprise Company	49,657	548,213
HP Incorporated	53,020	1,162,729
NetApp Incorporated	8,570	456,867
Seagate Technology plc	8,616	506,707
Western Digital Corporation	11,678	524,109
Xerox Holdings Corporation	6,907	151,194

		77,230,463

Materials: 2.64%

Chemicals: 1.85%
Air Products & Chemicals Incorporated	8,527	2,388,754
Albemarle Corporation	4,106	558,293
Celanese Corporation Series A	4,566	590,521
CF Industries Holdings Incorporated	8,256	307,949
Corteva Incorporated	28,896	1,107,295
Dow Incorporated	28,609	1,516,563
DuPont de Nemours Incorporated	28,327	1,797,065
Eastman Chemical Company	5,225	508,915
Ecolab Incorporated	9,584	2,129,086
FMC Corporation	5,002	580,282
International Flavors & Fragrances Incorporated «	4,128	462,749
Linde plc	20,280	5,200,198
LyondellBasell Industries NV Class A	9,923	844,447
PPG Industries Incorporated	9,109	1,336,928
The Mosaic Company	13,317	292,441
The Sherwin-Williams Company	3,163	2,364,754

		21,986,240

Construction Materials: 0.11%
Martin Marietta Materials Incorporated	2,404	638,575
Vulcan Materials Company	5,113	714,030

		1,352,605

Containers & Packaging: 0.36%
Amcor plc	60,547	685,998
Avery Dennison Corporation	3,222	481,173
Ball Corporation	12,606	1,210,302
International Paper Company	15,174	750,810
Packaging Corporation of America	3,661	475,930

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Index Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Containers & Packaging (continued)
Sealed Air Corporation	6,009	$270,766
WestRock Company	10,023	423,071

		4,298,050

Metals & Mining: 0.32%
Freeport-McMoRan Incorporated	56,059	1,311,220
Newmont Corporation	31,000	1,823,420
Nucor Corporation	11,654	625,820

		3,760,460

Real Estate: 2.46%

Equity REITs: 2.40%
Alexandria Real Estate Equities Incorporated	4,528	741,369
American Tower Corporation	17,123	3,958,838
Apartment Investment & Management Company Class A	7,077	214,787
AvalonBay Communities Incorporated	5,433	905,083
Boston Properties Incorporated	5,467	536,641
Crown Castle International Corporation	16,200	2,714,634
Digital Realty Trust Incorporated	10,384	1,399,244
Duke Realty Corporation	14,305	544,448
Equinix Incorporated	3,419	2,385,744
Equity Residential Company Limited	13,219	765,644
Essex Property Trust Incorporated	2,517	618,880
Extra Space Storage Incorporated	4,982	561,621
Federal Realty Investment Trust	2,657	231,744
Healthpeak Properties Incorporated	20,780	599,711
Host Hotels & Resorts Incorporated	27,225	381,967
Iron Mountain Incorporated	11,123	305,883
Kimco Realty Corporation	16,696	241,090
Mid-America Apartment Communities Incorporated	4,415	556,996
Prologis Incorporated	28,518	2,853,226
Public Storage Incorporated	5,871	1,317,805
Realty Income Corporation	13,319	798,740
Regency Centers Corporation	6,090	277,582
SBA Communications Corporation	4,321	1,240,905
Simon Property Group Incorporated	12,555	1,036,666
SL Green Realty Corporation	2,828	163,741
UDR Incorporated	11,390	438,173
Ventas Incorporated	14,402	690,000
Vornado Realty Trust	6,051	235,444
Welltower Incorporated	16,109	1,014,545
Weyerhaeuser Company	28,808	836,584

		28,567,735

Real Estate Management & Development: 0.06%
CBRE Group Incorporated Class A †	12,942	791,274

Utilities: 2.82%

Electric Utilities: 1.77%
Alliant Energy Corporation	9,637	506,906
American Electric Power Company Incorporated	19,153	1,625,898
Duke Energy Corporation	28,389	2,630,525
Edison International	14,600	895,856
Entergy Corporation	7,729	841,302
Evergy Incorporated	8,756	485,170

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  31

Portfolio of investments—November 30, 2020 (unaudited)

		Shares	Value
Electric Utilities (continued)
Eversource Energy		13,228	$1,157,582
Exelon Corporation		37,618	1,544,971
FirstEnergy Corporation		20,927	555,821
NextEra Energy Incorporated		75,606	5,563,846
NRG Energy Incorporated		9,424	308,636
Pinnacle West Capital Corporation		4,345	355,638
PPL Corporation		29,677	843,420
The Southern Company		40,769	2,440,025
Xcel Energy Incorporated		20,279	1,365,993

			21,121,589

Gas Utilities: 0.04%
Atmos Energy Corporation		4,762	456,628

Independent Power & Renewable Electricity Producers: 0.04%
AES Corporation		25,676	524,817

Multi-Utilities: 0.88%
Ameren Corporation		9,538	741,866
CenterPoint Energy Incorporated		21,031	487,709
CMS Energy Corporation		11,051	680,079
Consolidated Edison Incorporated		12,912	984,540
Dominion Energy Incorporated		32,431	2,545,509
DTE Energy Company		7,437	935,649
NiSource Incorporated		14,786	357,821
Public Service Enterprise Group Incorporated		19,523	1,137,800
Sempra Energy		11,166	1,423,442
WEC Energy Group Incorporated		12,177	1,156,206

			10,450,621

Water Utilities: 0.09%
American Water Works Company Incorporated		6,995	1,072,888

Total Common Stocks (Cost $292,003,222)			1,159,708,080

	Yield
Short-Term Investments: 2.29%

Investment Companies: 2.29%
Securities Lending Cash Investments LLC (l)(r)(u)	0.12%	759,475	759,475
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.02	26,524,325	26,524,325

Total Short-Term Investments (Cost $27,283,800)			27,283,800

Total investments in securities (Cost $319,287,022)	99.60%	1,186,991,880

Other assets and liabilities, net	0.40	4,762,103

Total net assets	100.00%	$1,191,753,983

†	Non-income-earning security
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Index Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

E-Mini S&P 500 Index	176	12-18-2020	$29,704,327	$31,884,160	$2,179,833	$0

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same investment adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities

Common Stocks
Financials
Banks
Wells Fargo & Company	$4,100,362	$374,346	$(266,767)	$(12,701)	$154,586	$4,349,826	0.36%	159,043	$31,013

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	0	4,270,675	(3,511,200)	0	0	759,475		759,475	269	#
Wells Fargo Government Money Market Fund Select Class	30,205,942	66,530,491	(70,212,108)	0	0	26,524,325		26,524,325	8,479
						27,283,800	2.29

				$(12,701)	$154,586	$31,633,626	2.65%		$39,761

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  33

Statement of assets and liabilities—November 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities (including $739,793 of securities loaned), at value (cost $288,412,508)	$1,155,358,254
Investments in affiliated securities, at value (cost $30,874,514)	31,633,626
Segregated cash for futures contracts	3,867,009
Receivable for dividends	1,804,218
Receivable for securities lending income, net	884
Prepaid expenses and other assets	156,087

Total assets	1,192,820,078

Liabilities
Payable upon receipt of securities loaned	759,475
Payable for investments purchased	41,210
Payable for daily variation margin on open futures contracts	120,688
Advisory fee payable	92,565
Accrued expenses and other liabilities	52,157

Total liabilities	1,066,095

Total net assets	$1,191,753,983

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Index Portfolio

Statement of operations—six months ended November 30, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $46,145)	$9,304,900
Income from affiliated securities	41,288
Interest	1,009

Total investment income	9,347,197

Expenses
Advisory fee	547,788
Custody and accounting fees	37,198
Professional fees	28,258
Shareholder report expenses	3,500
Trustees’ fees and expenses	9,556
Other fees and expenses	16,680

Net expenses	642,980

Net investment income	8,704,217

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	36,035,120
Affiiliated securities	(12,701)
Futures contracts	4,245,394

Net realized gains on investments	40,267,813

Net change in unrealized gains (losses) on
Unaffiliated securities	153,393,045
Affiiliated securities	154,586
Futures contracts	1,514,162

Net change in unrealized gains (losses) on investments	155,061,793

Net realized and unrealized gains (losses) on investments	195,329,606

Net increase in net assets resulting from operations	$204,033,823

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  35

Statement of changes in net assets

	Six months ended November 30, 2020 (unaudited)	Year ended May 31, 2020

Operations
Net investment income	$8,704,217	$20,718,704
Net realized gains on investments	40,267,813	187,218,582
Net change in unrealized gains (losses) on investments	155,061,793	(66,539,266)

Net increase in net assets resulting from operations	204,033,823	141,398,020

Capital transactions
Transactions in investors’ beneficial interests
Contributions	4,037,341	47,457,547
Withdrawals	(71,822,449)	(328,736,831)

Net decrease in net assets resulting from capital transactions	(67,785,108)	(281,279,284)

Total increase (decrease) in net assets	136,248,715	(139,881,264)

Net assets
Beginning of period	1,055,505,268	1,195,386,532

End of period	$1,191,753,983	$1,055,505,268

The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Index Portfolio

Financial highlights

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
		2020	2019	2018	2017	2016
Total return[1]	19.92%	12.74%	3.67%	14.27%	17.36%	1.62%
Ratios to average net assets (annualized)
Gross expenses	0.11%	0.12%	0.11%	0.10%	0.10%	0.11%
Net expenses	0.11%	0.12%	0.11%	0.10%	0.10%	0.10%
Net investment income	1.55%	1.80%	1.86%	1.84%	2.03%	2.12%
Supplemental data
Portfolio turnover rate	2%	3%	4%	3%	9%	4%

[1]	Returns for periods of less than one year are not annualized

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  37

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Index Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Futures contracts

Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Portfolio may buy and sell futures contracts in

38  |  Wells Fargo Index Portfolio

Notes to financial statements (unaudited)

order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2020, the aggregate cost of all investments for federal income tax purposes was $319,330,636 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$878,928,396

Gross unrealized losses	(9,087,319)

Net unrealized gains	$869,841,077

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Wells Fargo Index Portfolio   |  39

Notes to financial statements (unaudited)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of November 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$127,927,898	$0	$0	$127,927,898

Consumer discretionary	131,482,133	0	0	131,482,133

Consumer staples	78,665,943	0	0	78,665,943

Energy	26,690,250	0	0	26,690,250

Financials	120,701,219	0	0	120,701,219

Health care	158,676,756	0	0	158,676,756

Industrials	101,449,714	0	0	101,449,714

Information technology	319,731,260	0	0	319,731,260

Materials	31,397,355	0	0	31,397,355

Real estate	29,359,009	0	0	29,359,009

Utilities	33,626,543	0	0	33,626,543

Short-term investments

Investment companies	27,283,800	0	0	27,283,800

	1,186,991,880	0	0	1,186,991,880

Futures contracts	2,179,833	0	0	2,179,833

Total assets	$1,189,171,713	$0	$0	$1,189,171,713

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the six months ended November, 2020, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.100%

Next $500 million	0.100

Next $2 billion	0.075

Next $2 billion	0.075

Over $5 billion	0.050

For the six months ended November 30, 2020, the advisory fee was equivalent to an annual rate of 0.10% of the Portfolio’s average daily net assets.

40  |  Wells Fargo Index Portfolio

Notes to financial statements (unaudited)

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.02% as the average daily net assets of the Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2020 were $13,668,935 and $62,147,671, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of November 30, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Morgan Stanley & Co. LLC	$440,193	$(440,193)	$0

National Financial Services LLC	299,600	(299,600)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. DERIVATIVE TRANSACTIONS

During the six months ended November 30, 2020, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $30,694,638 in long futures contracts during the six months ended November 30, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

8. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to portfolio shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2020, there were no borrowings by the Portfolio under the agreement.

Wells Fargo Index Portfolio   |  41

Notes to financial statements (unaudited)

9. CONCENTRATION RISK

Concentration risk results from exposure to a limited number of sectors. As of the end of the period, the Portfolio concentrated its portfolio in investments related to the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

42  |  Wells Fargo Index Portfolio

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Index Fund   |  43

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

44  |  Wells Fargo Index Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Index Fund   |  45

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser1 (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 67 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 67 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

46  |  Wells Fargo Index Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2021 Wells Fargo & Company. All rights reserved.

PAR-1220-00729 01-20

SA283/SAR283 11-20

Semi-Annual Report

November 30, 2020

Wells Fargo International Value Fund

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of November 30, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo International Value Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“Global stock markets rallied strongly, driven by aggressive stimulus measures introduced by central banks and governments in response to challenges presented by the COVID-19 pandemic.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo International Value Fund for the six-month period that ended November 30, 2020. Global stock markets rallied strongly, driven by aggressive stimulus measures introduced by central banks and governments in response to challenges presented by the COVID-19 pandemic. Emerging market equities had particularly robust results during the six-month period. Among bonds, high-yield issues led the way while U.S. bonds generally had more modest returns than their international counterparts.

For the period, U.S. stocks, based on the S&P 500 Index,1 returned 19.98% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 gained 23.28%. The MSCI EM Index (Net)3 rallied 31.14%. Among bond investments, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned a modest 1.79%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a robust 8.19%, the Bloomberg Barclays Municipal Bond Index6 had a 3.29% return, and the ICE BofA U.S. High Yield Index7 gained a healthy 10.47%.

Equities enjoyed a strong tailwind from monetary and fiscal stimulus.

Financial markets posted widely positive returns in June despite ongoing economic weakness and uncertainty regarding COVID-19 and the timing of an effective vaccine. As economies reopened, optimism rose. Vitally important to market sentiment was the ongoing global central bank commitment to provide economic support through liquidity and low borrowing costs. U.S. economic activity was boosted by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits for tens of millions of Americans through July. However, jobless rates remained historically high, easing somewhat from 14.7% in April to 11.1% in June. By late June, numerous states reported increases of COVID-19 cases, an ominous sign. China’s economic recovery picked up momentum in June.

July was broadly positive for both global equities and fixed income. However, economic data and a resurgence of COVID-19 cases pointed to the vulnerability of the global economy and the need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China reported 3.2% year-over-year second-quarter GDP growth. U.S. unemployment remained high despite adding 1.8 million jobs in July, as a double-digit jobless rate persisted. However, manufacturing activity grew in both the U.S. and the eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. A rising concern was the rapid and broad reemergence of COVID-19 infections.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo International Value Fund

Letter to shareholders (unaudited)

The stock market continued to rally in August despite concerns over rising COVID-19 cases in the U.S. and Europe, as well as the expiration of the $600 weekly bonus unemployment benefit in July. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Federal Reserve’s announcement of a more accommodative policy shift that could lead to longer-term low interest rates. U.S. indices measuring manufacturing and services activities beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.

Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, only half of the 22 million jobs lost since the early spring had returned. The U.S. unemployment rate fell to 7.9% in September, a measurable improvement but far higher than the 3.5% pre-COVID-19 rate. Only 661,000 jobs were added for the month, down from 1.5 million in August. With the U.S. Congress failing to pass further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the markets. In the U.K., a lack of progress in Brexit talks with the European Union weighed on markets. China’s economy picked up steam, however, with growth fueled by increased global demand.

In October, capital markets took a step back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe responded with more economic restrictions. Meanwhile, Brexit remained unresolved. U.S. markets looked favorably at a possible Democratic sweep and control of the federal purse strings in anticipation of additional fiscal stimulus, which could boost economic activity. Meanwhile, China continued to stand apart, reporting 4.9% third-quarter GDP growth year over year.

Global stocks rallied broadly in November, propelled by optimism over three promising COVID-19 vaccines, which reported high effectiveness in trials. Global stock indices notched double-digit monthly gains. In a reversal of recent trends, value stocks outperformed growth and cyclical stocks outpaced technology stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The Eurozone Services Purchasing Managers’ Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity gauge indicated growth. The U.S. election results added to the market’s upbeat mood as investors gave thumbs-up to the certainty of the outcome after an unusual delay and anticipated more consistent policies in the new administration.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“Global stocks rallied broadly in November, propelled by optimism over three promising COVID-19 vaccines, which reported high effectiveness in trials.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo International Value Fund  |  3

Letter to shareholders (unaudited)

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

4  |  Wells Fargo International Value Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio1

LSV Asset Management

Portfolio managers

Josef Lakonishok, Ph.D.

Puneet Mansharamani, CFA®‡

Menno Vermeulen, CFA®‡

Average annual total returns (%) as of November 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (WFFAX)	10-31-2003	-8.85	1.79	2.94	-3.29	3.00	3.55	1.37	1.24

Class C (WFVCX)	4-8-2005	-5.03	2.23	2.77	-4.03	2.23	2.77	2.12	1.99

Class R6 (WFRVX)[4]	7-31-2018	–	–	–	-2.92	3.40	3.97	0.94	0.84

Administrator Class (WFVDX)	4-8-2005	–	–	–	-3.19	3.10	3.69	1.29	1.14

Institutional Class (WFVIX)	8-31-2006	–	–	–	-2.85	3.37	3.96	10.4	0.89

MSCI EAFE Value Index (Net)[5]	–	–	–	–	-3.35	2.90	3.75	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo International Value Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of November 30, 2020[6]

Roche Holding AG	2.59

Sanofi SA	2.03

Novartis AG	1.86

KDDI Corporation	1.52

Nippon Telegraph & Telephone Corporation	1.48

GlaxoSmithKline plc	1.40

Volvo AB Class B	1.24

Securities Lending Cash Investments LLC	1.16

Koninklijke Ahold Delhaize NV	1.14

Bayer AG	1.08

Sector allocation as of November 30, 2020[7]

Geographic allocation as of November 30, 2020[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.24% for Class A, 1.99% for Class C, 0.84% for Class R6, 1.14% for Administrator Class, and 0.89% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[5]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Value Index (Net) is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of value securities within developed equity markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[6]

Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.

[7]

Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

Wells Fargo International Value Fund  |  7

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from June 1, 2020 to November 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6-1-2020	Ending account value 11-30-2020	Expenses paid during the period[1,2]	Annualized net expense ratio[1]

Class A

Actual	$1,000.00	$1,175.63	$6.76	1.24%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.28	1.24%

Class C

Actual	$1,000.00	$1,172.27	$10.78	1.98%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.14	$10.00	1.98%

Class R6

Actual	$1,000.00	$1,178.72	$4.59	0.84%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.26	0.84%

Administrator Class

Actual	$1,000.00	$1,176.67	$6.22	1.14%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	$5.77	1.14%

Institutional Class

Actual	$1,000.00	$1,178.57	$4.86	0.89%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.51	0.89%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8  |  Wells Fargo International Value Fund

Portfolio of investments—November 30, 2020 (unaudited)

Value
Investment Companies: 99.80%

Affiliated Master Portfolio: 99.80%
Wells Fargo International Value Portfolio	$153,230,473

Total Investment Companies (Cost $161,761,570)	153,230,473

Total investments in securities (Cost $161,761,570)	99.80%	153,230,473

Other assets and liabilities, net	0.20	301,262

Total net assets	100.00%	$153,531,735

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo International Value Portfolio	75%	52%	$(58,553,038)	$104,192,457	$2,510,396	$20,482	$153,230,473	99.80%

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Value Fund  |  9

Statement of assets and liabilities—November 30, 2020 (unaudited)

Assets
Investments in affiliated Master Portfolio, at value (cost $161,761,570)	$153,230,473
Receivable for Fund shares sold	377,540
Receivable from manager	48,354
Prepaid expenses and other assets	147,024

Total assets	153,803,391

Liabilities
Payable for Fund shares redeemed	138,635
Administration fees payable	18,551
Distribution fee payable	245
Trustees’ fees and expenses payable	1,097
Accrued expenses and other liabilities	113,128

Total liabilities	271,656

Total net assets	$153,531,735

Net assets consist of
Paid-in capital	$231,189,091
Total distributable loss	(77,657,356)

Total net assets	$153,531,735

Computation of net asset value and offering price per share
Net assets – Class A	$52,370,609
Shares outstanding – Class A1	3,743,561
Net asset value per share – Class A	$13.99
Maximum offering price per share – Class A2	$14.84
Net assets – Class C	$398,773
Shares outstanding – Class C1	29,308
Net asset value per share – Class C	$13.61
Net assets – Class R6	$10,292,892
Shares outstanding – Class R6	743,230
Net asset value per share – Class R6	$13.85
Net assets – Administrator Class	$2,125,741
Shares outstanding – Administrator Class[1]	150,558
Net asset value per share – Administrator Class	$14.12
Net assets – Institutional Class	$88,343,720
Shares outstanding – Institutional Class[1]	6,375,295
Net asset value per share – Institutional Class	$13.86

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo International Value Fund

Statement of operations—six months ended November 30, 2020 (unaudited)

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $302,189)	$2,510,396
Affiliated income allocated from affiliated Master Portfolio	20,482
Expenses allocated from affiliated Master Portfolio	(826,557)
Waivers allocated from affiliated Master Portfolio	76,053

Total investment income	1,780,374

Expenses
Management fee	43,666
Administration fees
Class A	58,471
Class C	435
Class R6	780
Administrator Class	1,493
Institutional Class	72,191
Shareholder servicing fees
Class A	69,535
Class C	512
Administrator Class	2,858
Distribution fee
Class C	1,535
Custody and accounting fees	13,000
Professional fees	19,711
Registration fees	92,225
Shareholder report expenses	101,578
Trustees’ fees and expenses	11,029
Other fees and expenses	12,735

Total expenses	501,754
Less: Fee waivers and/or expense reimbursements
Fund-level	(359,745)
Class A	(11,913)
Class C	(70)
Class R6	(519)
Administrator Class	(675)

Net expenses	128,832

Net investment income	1,651,542

Realized and unrealized gains (losses) on investments
Net realized losses on securities transactions allocated from affiliated Master Portfolio	(58,553,038)
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	104,192,457

Net realized and unrealized gains (losses) on investments	45,639,419

Net increase in net assets resulting from operations	$47,290,961

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Value Fund  |  11

Statement of changes in net assets

	Six months ended November 30, 2020 (unaudited)		Year ended May 31, 2020

Operations
Net investment income		$1,651,542		$17,494,448
Net realized losses on investments		(58,553,038)		(11,553,693)
Net change in unrealized gains (losses) on investments		104,192,457		(47,127,244)

Net increase (decrease) in net assets resulting from operations		47,290,961		(41,186,489)

Distributions to shareholders from Net investment income
Class A		0		(1,987,586)
Class C		0		(10,928)
Class R6		0		(20,220)
Administrator Class		0		(93,039)
Institutional Class		0		(29,054,083)

Total distributions to shareholders		0		(31,165,856)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	307,280	3,941,400	2,695,644	34,135,676
Class C	939	11,588	7,349	103,617
Class R6	541,971	6,826,572	245,451	3,473,318
Administrator Class	8,425	109,023	12,438	168,373
Institutional Class	1,808,210	22,476,530	14,319,614	186,253,039

		33,365,113		224,134,023

Reinvestment of distributions
Class A	0	0	131,792	1,986,109
Class C	0	0	741	10,928
Class R6	0	0	1,307	19,422
Administrator Class	0	0	6,052	91,935
Institutional Class	0	0	1,945,419	28,908,926

		0		31,017,320

Payment for shares redeemed
Class A	(1,978,359)	(24,918,884)	(1,650,931)	(23,070,567)
Class C	(7,277)	(92,056)	(23,596)	(307,728)
Class R6	(40,631)	(516,704)	(29,425)	(350,322)
Administrator Class	(47,104)	(613,727)	(76,336)	(1,034,358)
Institutional Class	(38,834,505)	(481,133,315)	(31,599,337)	(426,275,889)

		(507,274,686)		(451,038,864)

Net decrease in net assets resulting from capital share transactions		(473,909,573)		(195,887,521)

Total decrease in net assets		(426,618,612)		(268,239,866)

Net assets
Beginning of period		580,150,347		848,390,213

End of period		$153,531,735		$580,150,347

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo International Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS A		2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.90	$13.55	$15.68	$14.88	$12.83	$14.85
Net investment income	0.10 [1]	0.27 [1]	0.47 [1]	0.72 [1]	0.09 [1]	0.26
Net realized and unrealized gains (losses) on investments	1.99	(1.49)	(2.27)	0.35	2.26	(2.08)

Total from investment operations	2.09	(1.22)	(1.80)	1.07	2.35	(1.82)
Distributions to shareholders from
Net investment income	0.00	(0.43)	(0.33)	(0.27)	(0.30)	(0.20)
Net asset value, end of period	$13.99	$11.90	$13.55	$15.68	$14.88	$12.83
Total return[2]	17.56%	(9.66)%	(11.42)%	7.12%	18.65%	(12.31)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.69%	1.37%	1.34%	1.34%	1.39%	1.46%
Net expenses[3]	1.24%	1.25%	1.33%	1.34%	1.35%	1.39%
Net investment income[3]	1.58%	1.99%	3.22%	4.48%	0.69%	1.98%
Supplemental data
Portfolio turnover rate[4]	2%	20%	13%	15%	41%	14%
Net assets, end of period (000s omitted)	$52,371	$64,414	$57,427	$38,677	$2,571	$4,981

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.87%
Year ended May 31, 2020	0.80%
Year ended May 31, 2019	0.80%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.85%
Year ended May 31, 2016	0.91%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Value Fund  |  13

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS C		2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.61	$13.20	$15.24	$14.60	$12.56	$14.54
Net investment income	0.05 [1]	0.15 [1]	0.36	0.21	0.23	0.17
Net realized and unrealized gains (losses) on investments	1.95	(1.46)	(2.21)	0.73	1.97	(2.05)

Total from investment operations	2.00	(1.31)	(1.85)	0.94	2.20	(1.88)
Distributions to shareholders from
Net investment income	0.00	(0.28)	(0.19)	(0.30)	(0.16)	(0.10)
Net asset value, end of period	$13.61	$11.61	$13.20	$15.24	$14.60	$12.56
Total return[2]	17.23%	(10.38)%	(12.10)%	6.36%	17.69%	(12.95)%
Ratios to average net assets (annualized)
Gross expenses[3]	2.43%	2.12%	2.08%	2.10%	2.16%	2.21%
Net expenses[3]	1.98%	2.00%	2.08%	2.10%	2.10%	2.14%
Net investment income[3]	0.83%	1.13%	1.92%	1.40%	1.57%	1.25%
Supplemental data
Portfolio turnover rate[4]	2%	20%	13%	15%	41%	14%
Net assets, end of period (000s omitted)	$399	$414	$675	$1,135	$832	$783

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.86%
Year ended May 31, 2020	0.80%
Year ended May 31, 2019	0.79%
Year ended May 31, 2018	0.82%
Year ended May 31, 2017	0.87%
Year ended May 31, 2016	0.91%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo International Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS R6		2020	2019[1]
Net asset value, beginning of period	$11.75	$13.39	$15.44
Net investment income	0.19	0.37 [2]	0.51
Net realized and unrealized gains (losses) on investments	1.91	(1.52)	(2.19)

Total from investment operations	2.10	(1.15)	(1.68)
Distributions to shareholders from
Net investment income	0.00	(0.49)	(0.37)
Net asset value, end of period	$13.85	$11.75	$13.39
Total return[3]	17.87%	(9.27)%	(10.85)%
Ratios to average net assets (annualized)
Gross expenses[4]	1.26%	0.97%	0.92%
Net expenses[4]	0.84%	0.84%	0.89%
Net investment income[4]	1.96%	3.01%	7.19%
Supplemental data
Portfolio turnover rate[5]	2%	20%	13%
Net assets, end of period (000s omitted)	$10,293	$2,843	$329

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.85%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019[1]	0.79%

[5]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Value Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
ADMINISTRATOR CLASS		2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.00	$13.66	$15.76	$15.04	$12.91	$14.73
Net investment income	0.11 [1]	0.27 [1]	0.43 [1]	0.37 [1]	0.33 [1]	0.14 [1]
Net realized and unrealized gains (losses) on investments	2.01	(1.49)	(2.23)	0.73	2.05	(1.96)

Total from investment operations	2.12	(1.22)	(1.80)	1.10	2.38	(1.82)
Distributions to shareholders from
Net investment income	0.00	(0.44)	(0.30)	(0.38)	(0.25)	0.00
Net asset value, end of period	$14.12	$12.00	$13.66	$15.76	$15.04	$12.91
Total return[2]	17.67%	(9.60)%	(11.33)%	7.25%	18.66%	(12.36)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.61%	1.29%	1.25%	1.27%	1.33%	1.36%
Net expenses[3]	1.14%	1.15%	1.24%	1.25%	1.25%	1.25%
Net investment income[3]	1.72%	1.99%	2.92%	2.30%	2.46%	0.99%
Supplemental data
Portfolio turnover rate[4]	2%	20%	13%	15%	41%	14%
Net assets, end of period (000s omitted)	$2,126	$2,271	$3,375	$5,961	$5,407	$11,873

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.86%
Year ended May 31, 2020	0.80%
Year ended May 31, 2019	0.79%
Year ended May 31, 2018	0.82%
Year ended May 31, 2017	0.87%
Year ended May 31, 2016	0.91%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo International Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
INSTITUTIONAL CLASS		2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.76	$13.39	$15.48	$14.80	$12.73	$14.75
Net investment income	0.13 [1]	0.29 [1]	0.48 [1]	0.41	0.39	0.36
Net realized and unrealized gains (losses) on investments	1.97	(1.44)	(2.22)	0.71	1.99	(2.12)

Total from investment operations	2.10	(1.15)	(1.74)	1.12	2.38	(1.76)
Distributions to shareholders from
Net investment income	0.00	(0.48)	(0.35)	(0.44)	(0.31)	(0.26)
Net asset value, end of period	$13.86	$11.76	$13.39	$15.48	$14.80	$12.73
Total return[2]	17.86%	(9.32)%	(11.13)%	7.51%	19.04%	(11.98)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.30%	1.04%	1.01%	1.02%	1.07%	1.13%
Net expenses[3]	0.89%	0.90%	0.99%	1.00%	1.00%	1.00%
Net investment income[3]	2.05%	2.13%	3.35%	2.43%	2.95%	2.81%
Supplemental data
Portfolio turnover rate[4]	2%	20%	13%	15%	41%	14%
Net assets, end of period (000s omitted)	$88,344	$510,209	$786,584	$825,247	$713,180	$456,239

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.86%
Year ended May 31, 2020	0.80%
Year ended May 31, 2019	0.79%
Year ended May 31, 2018	0.82%
Year ended May 31, 2017	0.86%
Year ended May 31, 2016	0.91%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Value Fund  |  17

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Value Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. As of November 30, 2020, the Fund owned 52% of Wells Fargo International Value Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the six months ended November 30, 2020 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

18  |  Wells Fargo International Value Fund

Notes to financial statements (unaudited)

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2020, the aggregate cost of all investments for federal income tax purposes was $166,393,416 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$0

Gross unrealized losses	(13,162,943)

Net unrealized losses	$(13,162,943)

As of May 31, 2020, the Fund had capital loss carryforwards which consisted of $13,306,325 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At November 30, 2020, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio

Wells Fargo International Value Portfolio	Seek long-term capital appreciation	$153,230,473

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the six months ended November 30, 2020, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Wells Fargo International Value Fund  |  19

Notes to financial statements (unaudited)

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through September 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.24% for Class A shares, 1.99% for Class C shares, 0.84% for Class R6 shares, 1.14% for Administrator Class shares, and 0.89% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended November 30, 2020, Funds Distributor received $24 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended November 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2020 were $4,559,914 and $291,780,550, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2020, there were no borrowings by the Fund under the agreement.

20  |  Wells Fargo International Value Fund

Notes to financial statements (unaudited)

7. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of geographic regions. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any geographic region, the Fund may in turn be more affected by changes in that geographic region than a fund whose investments are not heavily weighted in any geographic region. As of the end of the period, the Master Portfolio concentrated its portfolio in investments in Europe.

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo International Value Fund  |  21

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 97.48%

Australia: 5.55%
AGL Energy Limited (Utilities, Multi-Utilities)	132,100	$1,309,068
Beach Petroleum Limited (Energy, Oil, Gas & Consumable Fuels)	906,700	1,171,391
BlueScope Steel Limited (Materials, Metals & Mining)	126,700	1,590,371
Fortescue Metals Group Limited (Materials, Metals & Mining)	188,500	2,522,456
Harvey Norman Holdings Limited (Consumer Discretionary, Multiline Retail)	534,000	1,807,040
Lendlease Corporation Limited (Real Estate, Real Estate Management & Development)	104,900	1,090,346
Metcash Limited (Consumer Staples, Food & Staples Retailing)	498,500	1,079,476
Mirvac Group (Real Estate, Equity REITs)	439,900	833,104
Qantas Airways Limited (Industrials, Airlines) †	366,700	1,448,168
Rio Tinto Limited (Materials, Metals & Mining)	15,900	1,183,479
St. Barbara Limited (Materials, Metals & Mining)	559,600	1,006,397
Super Cheap Auto Group Limited (Consumer Discretionary, Specialty Retail)	183,200	1,328,642

		16,369,938

Austria: 0.74%
OMV AG (Energy, Oil, Gas & Consumable Fuels)	34,400	1,165,367
Raiffeisen Bank International AG (Financials, Banks) †	52,900	1,013,415

		2,178,782

Belgium: 0.78%
Bpost SA (Industrials, Air Freight & Logistics)	105,700	1,278,495
UCB SA (Health Care, Pharmaceuticals)	9,600	1,025,584

		2,304,079

Brazil: 0.76%
Banco do Brasil SA (Financials, Banks)	121,700	769,172
Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	225,900	626,586
JBS SA (Consumer Staples, Food Products)	197,500	853,422

		2,249,180

Canada: 0.97%
Loblaw Companies Limited (Consumer Staples, Food & Staples Retailing)	22,400	1,107,323
Magna International Incorporated (Consumer Discretionary, Auto Components)	28,500	1,747,702

		2,855,025

China: 2.28%
Agile Property Holdings Limited (Real Estate, Real Estate Management & Development)	632,000	913,218
China Communications Services Corporation Limited Class H (Industrials, Construction & Engineering)	1,302,000	695,426
China Railway Construction Corporation Limited Class H (Industrials, Construction & Engineering)	957,000	632,152
China Resources Cement Holdings Limited (Materials, Construction Materials)	1,076,000	1,338,224
China Telecom Corporation Limited Class H (Communication Services, Diversified Telecommunication Services)	2,794,000	843,493
Shanghai Pharmaceuticals Holding Company Limited Class H (Health Care, Health Care Providers & Services)	458,900	776,768
Shenzhen International Holdings Limited Class H (Industrials, Transportation Infrastructure)	502,000	825,111
YiChang HEC ChangJiang Pharmaceutical Company Limited H Shares (Health Care, Pharmaceuticals) 144A	541,000	704,950

		6,729,342

Denmark: 1.37%
Danske Bank AS (Financials, Banks) †	63,800	1,051,542
DFDS AS (Industrials, Marine) †	23,600	1,021,121
Pandora AS (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	9,100	911,429

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo International Value Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Denmark (continued)
Sydbank AS (Financials, Banks) †	51,500	$1,067,931

		4,052,023

Finland: 0.33%
Nordea Bank AB (Financials, Banks) †	115,100	983,266

France: 9.90%
Arkema SA (Materials, Chemicals)	20,400	2,377,933
AXA SA (Financials, Insurance)	84,900	1,996,294
BNP Paribas SA (Financials, Banks) †	44,100	2,260,161
Bouygues SA (Industrials, Construction & Engineering)	38,600	1,536,950
Capgemini SE (Information Technology, IT Services)	13,300	1,845,089
Carrefour SA (Consumer Staples, Food & Staples Retailing)	71,300	1,167,740
Compagnie de Saint-Gobain SA (Industrials, Building Products) †	52,900	2,512,713
Compagnie Generale des Etablissements Michelin SCA (Consumer Discretionary, Auto Components)	16,600	2,068,248
Credit Agricole SA (Financials, Banks) †	124,500	1,436,685
Engie SA (Utilities, Multi-Utilities) †	62,200	917,796
Neopost SA (Information Technology, Technology Hardware, Storage & Peripherals)	55,600	991,521
Orange SA (Communication Services, Diversified Telecommunication Services) «	77,000	972,686
Sanofi SA (Health Care, Pharmaceuticals)	59,200	5,981,945
Societe Bic SA (Industrials, Commercial Services & Supplies)	19,900	1,181,189
Total SA (Energy, Oil, Gas & Consumable Fuels)	45,900	1,961,485

		29,208,435

Germany: 8.39%
Allianz AG (Financials, Insurance)	13,300	3,135,859
Aurubis AG (Materials, Metals & Mining)	21,200	1,614,919
Bayer AG (Health Care, Pharmaceuticals)	55,500	3,195,629
Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	15,100	1,315,600
Daimler AG (Consumer Discretionary, Automobiles)	23,600	1,589,139
Deutsche Lufthansa AG (Industrials, Airlines) †	96,600	1,111,502
Deutsche Post AG (Industrials, Air Freight & Logistics)	52,300	2,526,636
Fresenius SE & Company KGaA (Health Care, Health Care Providers & Services)	32,100	1,435,894
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	4,000	1,114,600
Rheinmetall AG (Industrials, Industrial Conglomerates)	16,400	1,458,599
Siltronic AG (Information Technology, Semiconductors & Semiconductor Equipment)	11,900	1,734,619
United Internet AG (Communication Services, Diversified Telecommunication Services)	57,800	2,304,890
Volkswagen AG (Consumer Discretionary, Automobiles)	11,900	2,207,310

		24,745,196

Hong Kong: 2.98%
China Water Affairs Group Limited (Utilities, Water Utilities)	1,110,000	872,127
CK Hutchison Holdings Limited (Industrials, Industrial Conglomerates)	145,500	1,055,905
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	572,500	926,216
Lee & Man Paper Manufacturing Limited (Materials, Paper & Forest Products)	1,526,000	1,240,322
Sinotruk Hong Kong Limited (Industrials, Machinery)	280,000	695,028
WH Group Limited (Consumer Staples, Food Products) 144A	1,938,000	1,582,694
Xinyi Glass Holdings Limited (Industrials, Building Products)	584,000	1,310,997
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	542,500	1,115,649

		8,798,938

India: 0.64%
REC Limited (Financials, Diversified Financial Services)	513,100	836,766
Tech Mahindra Limited (Information Technology, IT Services)	89,200	1,048,525

		1,885,291

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Value Portfolio  |  23

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Ireland: 1.02%
C&C Group plc (Consumer Staples, Beverages) †	240,000	$703,903
Grafton Group plc (Industrials, Trading Companies & Distributors) †	83,000	942,197
Smurfit Kappa Group plc (Materials, Containers & Packaging)	32,100	1,364,673

		3,010,773

Israel: 0.27%
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals) †	83,500	807,763

Italy: 2.26%
A2A SpA (Utilities, Multi-Utilities)	674,100	1,027,640
Enel SpA (Utilities, Electric Utilities)	252,700	2,522,997
Leonardo SpA (Industrials, Aerospace & Defense)	147,900	1,069,827
Mediobanca SpA (Financials, Banks)	110,500	985,148
UnipolSai Assicurazioni SpA (Financials, Insurance)	399,200	1,060,942

		6,666,554

Japan: 22.09%
Adeka Corporation (Materials, Chemicals)	96,000	1,524,598
AGC Incorporated (Industrials, Building Products)	30,600	1,018,534
Alfresa Holdings Corporation (Health Care, Health Care Providers & Services)	48,100	962,921
Astellas Pharma Incorporated (Health Care, Pharmaceuticals)	84,100	1,195,042
Brother Industries Limited (Information Technology, Technology Hardware, Storage & Peripherals)	108,800	2,084,291
Credit Saison Company Limited (Financials, Consumer Finance)	90,700	1,038,185
Daiwa House Industry Company Limited (Real Estate, Real Estate Management & Development)	32,200	986,973
Denka Company Limited (Materials, Chemicals)	53,200	1,645,939
DIC Incorporated (Materials, Chemicals)	50,900	1,251,535
Fuji Machine Manufacturing Company Limited (Industrials, Machinery)	44,200	1,070,707
Geo Holdings Corporation (Consumer Discretionary, Specialty Retail)	64,300	781,578
Hitachi Capital Corporation (Financials, Consumer Finance)	44,100	1,011,259
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	39,900	1,515,741
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	97,100	2,670,715
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	148,300	1,446,067
Itochu Corporation (Industrials, Trading Companies & Distributors)	45,100	1,191,651
Japan Airlines Company Limited (Industrials, Airlines) †	53,800	1,018,799
JXTG Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	270,800	929,902
Kaken Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	16,900	616,753
KDDI Corporation (Communication Services, Wireless Telecommunication Services)	157,000	4,485,177
Marubeni Corporation (Industrials, Trading Companies & Distributors)	301,500	1,757,306
Matsumotokiyoshi Holdings Company Limited (Consumer Staples, Food & Staples Retailing)	27,200	1,272,720
MediPal Holdings Corporation (Health Care, Health Care Providers & Services)	42,400	797,234
Mitsubishi Gas Chemical Company Incorporated (Materials, Chemicals)	87,500	1,855,603
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	247,700	1,064,114
Mitsubishi UFJ Lease & Finance Company Limited (Financials, Diversified Financial Services)	208,200	955,247
Mitsui Chemicals Incorporated (Materials, Chemicals)	60,400	1,696,870
Mizuho Financial Group Incorporated (Financials, Banks)	79,980	1,016,987
Nippon Telegraph & Telephone Corporation (Communication Services, Diversified Telecommunication Services)	184,800	4,363,333
Nomura Holdings Incorporated (Financials, Capital Markets)	217,500	1,091,667
ORIX Corporation (Financials, Diversified Financial Services)	112,600	1,674,979
Resona Holdings Incorporated (Financials, Banks)	378,000	1,324,086
Sawai Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	16,200	731,638
Sojitz Corporation (Industrials, Trading Companies & Distributors)	678,500	1,488,281
Sompo Holdings Incorporated (Financials, Insurance)	22,700	871,906
Sumitomo Corporation (Industrials, Trading Companies & Distributors)	84,500	1,041,276
Sumitomo Heavy Industries Limited (Industrials, Machinery)	75,500	1,629,325
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	44,900	1,303,992

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo International Value Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Japan (continued)
T&D Holdings Incorporated (Financials, Insurance)	76,800	$896,736
Teijin Limited (Materials, Chemicals)	79,300	1,355,088
The Keiyo Bank Limited (Financials, Banks)	203,300	889,924
The Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	85,500	1,247,284
Toho Holdings Company Limited (Health Care, Health Care Providers & Services)	50,700	924,158
Tokuyama Corporation (Materials, Chemicals)	55,500	1,178,578
Toyo Ink SC Holding Company Limited (Materials, Chemicals)	67,300	1,264,131
Toyota Boshoku Corporation (Consumer Discretionary, Auto Components)	61,100	801,791
UBE Industries Limited (Materials, Chemicals)	75,600	1,285,345
ULVAC Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	23,300	941,820

		65,167,786

Netherlands: 3.76%
ABN AMRO Group NV (Financials, Banks) †144A	91,500	944,111
Aegon NV (Financials, Insurance)	240,800	900,780
ASR Nederland NV (Financials, Insurance)	31,200	1,164,146
ING Groep NV (Financials, Banks) †	112,300	1,095,099
Koninklijke Ahold Delhaize NV (Consumer Staples, Food & Staples Retailing)	117,200	3,353,852
RHI Magnesita NV (Materials, Construction Materials)	25,200	1,094,779
Signify NV (Industrials, Electrical Equipment) †144A	60,000	2,540,772

		11,093,539

Norway: 0.88%
Den Norske Bank ASA (Financials, Banks) †	86,700	1,570,578
Leroy Seafood Group ASA (Consumer Staples, Food Products)	162,000	1,012,511

		2,583,089

Poland: 0.29%
Asseco Poland SA (Information Technology, Software)	48,400	854,937

Russia: 0.63%
Gazprom Neft ADR (Energy, Oil, Gas & Consumable Fuels)	53,914	1,105,237
Gazprom Neft ADR (Energy, Oil, Gas & Consumable Fuels)	886	18,234
Lukoil PJSC ADR (Energy, Oil, Gas & Consumable Fuels)	11,300	745,800

		1,869,271

Singapore: 0.71%
DBS Group Holdings Limited (Financials, Banks)	53,900	1,012,773
United Overseas Bank Limited (Financials, Banks)	65,000	1,090,967

		2,103,740

South Africa: 0.31%
Absa Group Limited (Financials, Banks)	126,700	901,596

South Korea: 1.95%
Industrial Bank of Korea (Financials, Banks)	112,500	945,506
KB Financial Group Incorporated (Financials, Banks)	27,700	1,135,236
KT&G Corporation (Consumer Staples, Tobacco)	12,200	909,584
LG Uplus Corporation (Communication Services, Diversified Telecommunication Services)	81,400	879,066
SK Telecom Company Limited (Communication Services, Wireless Telecommunication Services)	4,800	1,030,229
Woori Financial Group Incorporated (Financials, Banks)	94,600	840,376

		5,739,997

Spain: 1.50%
Banco Santander Central Hispano SA (Financials, Banks) †	311,800	899,143
Cia de Distribucion Integral Logista Holdings SA (Industrials, Air Freight & Logistics)	20,000	366,921

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Value Portfolio  |  25

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Spain (continued)
Enagás SA (Utilities, Gas Utilities)	49,700	$1,210,593
International Consolidated Airlines Group SA (Industrials, Airlines)	367,100	754,654
Repsol SA (Energy, Oil, Gas & Consumable Fuels)	124,200	1,193,809

		4,425,120

Sweden: 2.42%
Boliden AB (Materials, Metals & Mining)	68,100	2,346,250
Securitas AB Class B (Industrials, Commercial Services & Supplies) †	68,700	1,129,394
Volvo AB Class B (Industrials, Machinery) †	161,400	3,665,744

		7,141,388

Switzerland: 8.35%
Baloise Holding AG (Financials, Insurance)	7,100	1,224,286
Credit Suisse Group AG (Financials, Capital Markets)	184,800	2,334,530
Helvetia Holding AG (Financials, Insurance)	8,900	874,085
Novartis AG (Health Care, Pharmaceuticals)	60,700	5,495,229
Roche Holding AG (Health Care, Pharmaceuticals)	23,200	7,634,623
Swiss Life Holding AG (Financials, Insurance)	4,400	1,964,809
UBS Group AG (Financials, Capital Markets)	214,200	3,038,281
Valiant Holding AG (Financials, Banks)	10,500	980,963
Zurich Insurance Group AG (Financials, Insurance)	2,700	1,096,044

		24,642,850

Taiwan: 1.45%
Catcher Technology Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	119,000	784,914
Hon Hai Precision Industry Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	333,000	961,526
Powertech Technology Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	257,000	829,541
Tripod Technology Corporation (Information Technology, Electronic Equipment, Instruments & Components)	212,000	911,148
Wistron Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	769,000	805,356

		4,292,485

Thailand: 0.86%
Krung Thai Bank PCL ADR (Financials, Banks)	2,365,200	836,616
Quality House PCL (Real Estate, Real Estate Management & Development)	12,240,900	938,806
Thanachart Capital PCL (Financials, Banks)	676,600	760,476

		2,535,898

Turkey: 0.30%
Coca-Cola Icecek Uretim AS (Consumer Staples, Beverages)	121,861	873,441

United Kingdom: 13.74%
3i Group plc (Financials, Capital Markets)	80,400	1,147,418
Anglo American plc (Materials, Metals & Mining)	82,100	2,422,712
Aviva plc (Financials, Insurance)	241,200	1,032,837
Babcock International Group plc (Industrials, Commercial Services & Supplies)	241,900	1,089,690
BAE Systems plc (Industrials, Aerospace & Defense)	438,200	2,944,300
Barclays plc (Financials, Banks) †	449,400	806,173
Barratt Developments plc (Consumer Discretionary, Household Durables) †	109,200	902,596
Bellway plc (Consumer Discretionary, Household Durables)	25,100	947,311
Bovis Homes Group plc (Consumer Discretionary, Household Durables) †	91,111	1,005,727
British American Tobacco plc (Consumer Staples, Tobacco)	58,900	2,072,603

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo International Value Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

			Shares	Value
United Kingdom (continued)
BT Group plc (Communication Services, Diversified Telecommunication Services)			700,200	$1,090,295
Centrica plc (Utilities, Multi-Utilities) †			1,625,800	956,273
Crest Nicholson Holdings plc (Consumer Discretionary, Household Durables) †			254,500	996,824
GlaxoSmithKline plc (Health Care, Pharmaceuticals)			226,200	4,131,353
Highland Gold Mining Limited (Materials, Metals & Mining) «(a)			637,800	2,550,850
Imperial Brands plc (Consumer Staples, Tobacco)			46,400	841,890
Inchcape plc (Consumer Discretionary, Distributors) †			128,000	1,021,300
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)			532,300	1,498,041
Kingfisher plc (Consumer Discretionary, Specialty Retail) †			399,800	1,458,270
Legal & General Group plc (Financials, Insurance)			288,300	971,245
Lloyds Banking Group plc (Financials, Banks) †			1,986,600	943,373
Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail)			580,700	973,507
Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)			660,700	535,974
Mitchells & Butlers plc (Consumer Discretionary, Hotels, Restaurants & Leisure) †			235,200	661,605
Paragon Group of Companies plc (Financials, Thrifts & Mortgage Finance)			121,500	653,742
Petrofac Limited (Energy, Energy Equipment & Services) †			242,000	494,419
Premier Foods plc (Consumer Staples, Food Products) †			73,926	87,122
QinetiQ Group plc (Industrials, Aerospace & Defense)			238,400	932,493
Redrow plc (Consumer Discretionary, Household Durables) †			143,800	995,918
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)			90,200	1,484,127
Tate & Lyle plc (Consumer Staples, Food Products)			119,000	1,011,837
Tesco plc (Consumer Staples, Food & Staples Retailing)			620,500	1,877,789

				40,539,614

Total Common Stocks (Cost $275,221,250)				287,609,336

	Dividend yield
Preferred Stocks: 0.24%

Brazil: 0.24%
Banco do Estado do Rio Grande do Sul SA Class B (Financials, Banks)	1.49%		286,600	706,149

Total Preferred Stocks (Cost $1,078,867)				706,149

		Expiration date
Rights: 0.02%

Spain: 0.02%
Banco Santander SA †		11-30-2020	311,800	38,941

Total Rights (Cost $61,803)				38,941

	Yield
Short-Term Investments: 1.16%

Investment Companies: 1.16%
Securities Lending Cash Investments LLC (l)(r)(u)	0.12		3,430,730	3,430,730

Total Short-Term Investments (Cost $3,430,730)				3,430,730

Total investments in securities (Cost $279,792,650)	98.90%	291,785,156

Other assets and liabilities, net	1.10	3,259,526

Total net assets	100.00%	$295,044,682

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Value Portfolio  |  27

Portfolio of investments—November 30, 2020 (unaudited)

†	Non-income-earning security
«	All or a portion of this security is on loan.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of priod	% of net assets	Shares, end of period	Income from affiliated securities

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	$0	$18,400,601	$(14,969,871)	$0	$0	$3,430,730		3,430,730	$920	#
Wells Fargo Government Money Market Fund Select Class*	3,130,999	58,018,344	(61,149,343)	0	0	0		0	1,174

				$0	$0	$3,430,730	1.16%		$2,094

#	Amount shown represents income before fees and rebates.

*	No longer held at the end of the period

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo International Value Portfolio

Statement of assets and liabilities—November 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities (including $3,228,044 of securities loaned), at value (cost $276,361,920)	$288,354,426
Investments in affiliated securities, at value (cost $3,430,730)	3,430,730
Foreign currency, at value (cost $3,527,045)	3,546,417
Receivable for dividends	3,771,735
Receivable for securities lending income, net	5,784
Prepaid expenses and other assets	133,812

Total assets	299,242,904

Liabilities
Payable upon receipt of securities loaned	3,430,730
Payable for investments purchased	195,824
Overdraft due to custodian bank	408,536
Advisory fee payable	163,132

Total liabilities	4,198,222

Total net assets	$295,044,682

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Value Portfolio  |  29

Statement of operations—six months ended November 30, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $574,404)	$4,614,385
Income from affiliated securities	39,537

Total investment income	4,653,922

Expenses
Advisory fee	1,328,794
Custody and accounting fees	127,554
Professional fees	25,159
Shareholder report expenses	6,579
Trustees’ fees and expenses	9,582
Interest expense	3,991
Other fees and expenses	33,606

Total expenses	1,535,265
Less: Fee waivers and/or expense reimbursements	(149,688)

Net expenses	1,385,577

Net investment income	3,268,345

Realized and unrealized gains (losses) on investments
Net realized losses on investments	(87,439,262)
Net change in unrealized gains (losses) on investments	158,611,991

Net realized and unrealized gains (losses) on investments	71,172,729

Net increase in net assets resulting from operations	$74,441,074

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo International Value Portfolio

Statement of changes in net assets

	Six months ended November 30, 2020 (unaudited)	Year ended May 31, 2020

Operations
Net investment income	$3,268,345	$23,667,773
Net realized losses on investments	(87,439,262)	(20,032,340)
Net change in unrealized gains (losses) on investments	158,611,991	(56,686,314)

Net increase (decrease) in net assets resulting from operations	74,441,074	(53,050,881)

Capital transactions
Transactions in investors’ beneficial interests
Contributions	147,712,104	111,076,835
Withdrawals	(717,301,675)	(336,573,528)

Net decrease in net assets resulting from capital transactions	(569,589,571)	(225,496,693)

Total decrease in net assets	(495,148,497)	(278,547,574)

Net assets
Beginning of period	790,193,179	1,068,740,753

End of period	$295,044,682	$790,193,179

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Value Portfolio  |  31

Financial highlights

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
		2020	2019	2018	2017	2016
Total return[1]	18.31%	(8.99)%	(10.98)%	7.74%	19.16%	(11.85)%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.80%	0.80%	0.82%	0.87%	0.91%
Net expenses	0.83%	0.80%	0.80%	0.82%	0.87%	0.91%
Net investment income	1.96%	2.28%	3.53%	2.65%	3.03%	2.50%
Supplemental data
Portfolio turnover rate	2%	20%	13%	15%	41%	14%

[1]	Returns for periods of less than one year are not annualized

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo International Value Portfolio

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolio are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On November 30, 2020, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Wells Fargo International Value Portfolio  |  33

Notes to financial statements (unaudited)

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2020, the aggregate cost of all investments for federal income tax purposes was $280,764,694 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$51,851,249

Gross unrealized losses	(40,830,787)

Net unrealized gains	$11,020,460

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

34  |  Wells Fargo International Value Portfolio

Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of November 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Australia	$16,369,938	$0	$0	$16,369,938

Austria	2,178,782	0	0	2,178,782

Belgium	2,304,079	0	0	2,304,079

Brazil	2,249,180	0	0	2,249,180

Canada	2,855,025	0	0	2,855,025

China	6,729,342	0	0	6,729,342

Denmark	4,052,023	0	0	4,052,023

Finland	983,266	0	0	983,266

France	29,208,435	0	0	29,208,435

Germany	24,745,196	0	0	24,745,196

Hong Kong	8,798,938	0	0	8,798,938

India	0	1,885,291	0	1,885,291

Ireland	3,010,773	0	0	3,010,773

Israel	807,763	0	0	807,763

Italy	6,666,554	0	0	6,666,554

Japan	65,167,786	0	0	65,167,786

Netherlands	11,093,539	0	0	11,093,539

Norway	2,583,089	0	0	2,583,089

Poland	854,937	0	0	854,937

Russia	1,869,271	0	0	1,869,271

Singapore	2,103,740	0	0	2,103,740

South Africa	901,596	0	0	901,596

South Korea	5,739,997	0	0	5,739,997

Spain	4,425,120	0	0	4,425,120

Sweden	7,141,388	0	0	7,141,388

Switzerland	24,642,850	0	0	24,642,850

Taiwan	4,292,485	0	0	4,292,485

Thailand	2,535,898	0	0	2,535,898

Turkey	873,441	0	0	873,441

United Kingdom	37,988,764	2,550,850	0	40,539,614

Preferred stocks

Brazil	706,149	0	0	706,149

Right

Spain	0	38,941	0	38,941

Short-term investments

Investment companies	3,430,730	0	0	3,430,730

Total assets	$287,310,074	$4,475,082	$0	$291,785,156

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended November 30, 2020, the Portfolio did not have any transfers into/out of Level 3.

Wells Fargo International Value Portfolio  |  35

Notes to financial statements (unaudited)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.800%

Next $500 million	0.750

Next $1 billion	0.700

Next $2 billion	0.675

Over $4 billion	0.650

For the six months ended November 30, 2020, the advisory fee was equivalent to an annual rate of 0.80% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. LSV Asset Management, which is not an affiliate of the Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.30% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2020 were $8,780,097 and $561,822,318, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of November 30, 2020, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Bank of America Securities Inc.	$799,634	$(799,634)	$0

Citigroup Global Markets Inc.	934,340	(934,340)	0

UBS Securities LLC	1,494,070	(1,494,070)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

36  |  Wells Fargo International Value Portfolio

Notes to financial statements (unaudited)

7. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the six months ended November 30, 2020, the Portfolio had average borrowings outstanding of $293,456 (on an annualized basis) at an average rate of 1.36% and paid interest in the amount of $3,991.

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of geographic regions. As of the end of the period, the Portfolio concentrated its portfolio in investments in Europe. A fund that invests a substantial portion of its assets in any geographic region may be more affected by changes in that geographic region than would be a fund whose investments are not heavily weighted in any geographic region.

9. INDEMNIFICATION

Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo International Value Portfolio  |  37

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended May 31, 2020. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions

$2,008,417	$0.040753	100%

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

38  |  Wells Fargo International Value Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo International Value Fund  |  39

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

40  |  Wells Fargo International Value Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

[1]	Jeremy DePalma acts as Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo International Value Fund  |  41

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2021 Wells Fargo & Company. All rights reserved.

PAR-1220-00731 01-20

SA284/SAR284 11-20

Semi-Annual Report

November 30, 2020

Wells Fargo

Small Company Growth Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of November 30, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Small Company Growth Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“Global stock markets rallied strongly, driven by aggressive stimulus measures introduced by central banks and governments in response to challenges presented by the COVID-19 pandemic.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Small Company Growth Fund for the six-month period that ended November 30, 2020. Global stock markets rallied strongly, driven by aggressive stimulus measures introduced by central banks and governments in response to challenges presented by the COVID-19 pandemic. Emerging market equities had particularly robust results during the six-month period. Among bonds, high-yield issues led the way while U.S. bonds generally had more modest returns than their international counterparts.

For the period, U.S. stocks, based on the S&P 500 Index,1 returned 19.98% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 gained 23.28%. The MSCI EM Index (Net)3 rallied 31.14%. Among bond investments, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned a modest 1.79%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a robust 8.19%, the Bloomberg Barclays Municipal Bond Index6 had a 3.29% return, and the ICE BofA U.S. High Yield Index7 gained a healthy 10.47%.

Equities enjoyed a strong tailwind from monetary and fiscal stimulus.

Financial markets posted widely positive returns in June despite ongoing economic weakness and uncertainty regarding COVID-19 and the timing of an effective vaccine. As economies reopened, optimism rose. Vitally important to market sentiment was the ongoing global central bank commitment to provide economic support through liquidity and low borrowing costs. U.S. economic activity was boosted by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits for tens of millions of Americans through July. However, jobless rates remained historically high, easing somewhat from 14.7% in April to 11.1% in June. By late June, numerous states reported increases of COVID-19 cases, an ominous sign. China’s economic recovery picked up momentum in June.

July was broadly positive for both global equities and fixed income. However, economic data and a resurgence of COVID-19 cases pointed to the vulnerability of the global economy and the need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China reported 3.2% year-over-year second-quarter GDP growth. U.S. unemployment remained high despite adding 1.8 million jobs in July, as a double-digit jobless rate persisted. However, manufacturing activity grew in both the U.S. and the eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. A rising concern was the rapid and broad reemergence of COVID-19 infections.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Small Company Growth Fund

Letter to shareholders (unaudited)

The stock market continued to rally in August despite concerns over rising COVID-19 cases in the U.S. and Europe, as well as expiration of the $600 weekly bonus unemployment benefit in July. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Federal Reserve’s announcement of a more accommodative policy shift that could lead to longer-term low interest rates. U.S. indices measuring manufacturing and services activities beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.

Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, only half of the 22 million jobs lost since the early spring had returned. The U.S. unemployment rate fell to 7.9% in September, a measurable improvement but far higher than the 3.5% pre-COVID-19 rate. Only 661,000 jobs were added for the month, down from 1.5 million in August. With the U.S. Congress failing to pass further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the markets. In the U.K., a lack of progress in Brexit talks with the European Union weighed on markets. China’s economy picked up steam, however, with growth fueled by increased global demand.

In October, capital markets took a step back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe responded with more economic restrictions. Meanwhile, Brexit remained unresolved. U.S. markets looked favorably at a possible Democratic sweep and control of the federal purse strings in anticipation of additional fiscal stimulus, which could boost economic activity. Meanwhile, China continued to stand apart, reporting 4.9% third-quarter GDP growth year over year.

Global stocks rallied broadly in November, propelled by optimism over three promising COVID-19 vaccines, which reported high effectiveness in trials. Global stock indices notched double-digit monthly gains. In a reversal of recent trends, value stocks outperformed growth and cyclical stocks outpaced technology stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The Eurozone Services Purchasing Managers’ Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity gauge indicated growth. The U.S. election results added to the market’s upbeat mood as investors gave thumbs-up to the certainty of the outcome after an unusual delay and anticipated more consistent policies in the new administration.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“Global stocks rallied broadly in November, propelled by optimism over three promising COVID-19 vaccines, which reported high effectiveness in trials.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Small Company Growth Fund  |  3

Letter to shareholders (unaudited)

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

4  |  Wells Fargo Small Company Growth Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio1

Peregrine Capital Management, LLC

Portfolio managers

William A. Grierson, CFA®‡

Daniel J. Hagen, CFA®‡

Paul E. von Kuster, CFA®‡

Average annual total returns (%) as of November 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (WFSAX)	1-30-2004	12.42	10.37	12.23	19.28	11.69	12.90	1.33	1.29

Class C (WSMCX)	1-30-2004	17.49	10.88	12.07	18.49	10.88	12.07	2.08	2.04

Class R6 (WSCRX)[4]	10-31-2014	–	–	–	19.77	12.18	13.41	0.90	0.86

Administrator Class (NVSCX)	11-11-1994	–	–	–	19.39	11.83	13.10	1.25	1.19

Institutional Class (WSCGX)	3-31-2008	–	–	–	19.70	12.10	13.37	1.00	0.94

Russell 2000® Growth Index[5]	–	–	–	–	25.95	13.19	13.30	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Small Company Growth Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of November 30, 2020[6]

PTC Incorporated	1.71

Syneos Health Incorporated	1.60

SS&C Technologies Holdings Incorporated	1.54

Nuance Communications Incorporated	1.51

RealPage Incorporated	1.45

Black Knight Incorporated	1.43

ASGN Incorporated	1.38

Ciena Corporation	1.32

Goosehead Insurance Incorporated Class A	1.31

ICON plc ADR	1.29

Sector allocation as of November 30, 2020[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through September 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.29% for Class A, 2.04% for Class C, 0.86% for Class R6, 1.19% for Administrator Class, and 0.94% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[5]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[6]

Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.

[7]

Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Small Company Growth Fund  |  7

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from June 1, 2020 to November 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6-1-2020	Ending account value 11-30-2020	Expenses paid during the period[1,2]	Annualized net expense ratio[1]

Class A

Actual	$1,000.00	$1,285.07	$7.39	1.29%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.53	1.29%

Class C

Actual	$1,000.00	$1,281.38	$11.67	2.04%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.84	$10.30	2.04%

Class R6

Actual	$1,000.00	$1,287.91	$4.93	0.86%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.36	0.86%

Administrator Class

Actual	$1,000.00	$1,285.66	$6.82	1.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.02	1.19%

Institutional Class

Actual	$1,000.00	$1,287.30	$5.39	0.94%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.76	0.94%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8  |  Wells Fargo Small Company Growth Fund

Portfolio of investments—November 30, 2020 (unaudited)

Value
Investment Companies: 100.05%

Affiliated Master Portfolio: 100.05%
Wells Fargo Small Company Growth Portfolio	$1,424,192,122

Total Investment Companies (Cost $956,274,423)	1,424,192,122

Total investments in securities (Cost $956,274,423)	100.05%	1,424,192,122

Other assets and liabilities, net	(0.05)	(709,670)

Total net assets	100.00%	$1,423,482,452

Investments in Affiliates

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Small Company Growth Portfolio	98%	98%	$168,746,288	$180,810,304	$3,989,948	$41,770	$1,424,192,122	100.05%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Fund  |  9

Statement of assets and liabilities—November 30, 2020 (unaudited)

Assets
Investments in affiliated Master Portfolio, at value (cost $956,274,423)	$1,424,192,122
Receivable for Fund shares sold	1,553,449
Prepaid expenses and other assets	664

Total assets	1,425,746,235

Liabilities
Payable for Fund shares redeemed	1,777,296
Management fee payable	136,987
Administration fees payable	116,447
Distribution fee payable	5,676
Shareholder report expenses payable	148,467
Trustees’ fees and expenses payable	1,057
Accrued expenses and other liabilities	77,853

Total liabilities	2,263,783

Total net assets	$1,423,482,452

Net assets consist of
Paid-in capital	$762,227,907
Total distributable earnings	661,254,545

Total net assets	$1,423,482,452

Computation of net asset value and offering price per share
Net assets – Class A	$39,810,415
Shares outstanding – Class A1	664,553
Net asset value per share – Class A	$59.91
Maximum offering price per share – Class A2	$63.56
Net assets – Class C	$9,323,304
Shares outstanding – Class C1	182,622
Net asset value per share – Class C	$51.05
Net assets – Class R6	$431,303,903
Shares outstanding – Class R6[1]	6,613,317
Net asset value per share – Class R6	$65.22
Net assets – Administrator Class	$58,485,512
Shares outstanding – Administrator Class[1]	930,809
Net asset value per share – Administrator Class	$62.83
Net assets – Institutional Class	$884,559,318
Shares outstanding – Institutional Class[1]	13,615,527
Net asset value per share – Institutional Class	$64.97

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Small Company Growth Fund

Statement of operations—six months ended November 30, 2020 (unaudited)

Investment income
Dividends allocated from affiliated Master Portfolio	$3,989,948
Affiliated income allocated from affiliated Master Portfolio	41,770
Expenses allocated from affiliated Master Portfolio	(5,436,002)

Total investment income	(1,404,284)

Expenses
Management fee	343,111
Administration fees
Class A	38,415
Class C	9,826
Class R6	67,140
Administrator Class	37,592
Institutional Class	533,693
Shareholder servicing fees
Class A	45,485
Class C	11,647
Administrator Class	71,978
Distribution fee
Class C	34,871
Custody and accounting fees	33,191
Professional fees	16,543
Registration fees	77,596
Shareholder report expenses	86,081
Trustees’ fees and expenses	11,029
Other fees and expenses	31,590

Total expenses	1,449,788
Less: Fee waivers and/or expense reimbursements
Fund-level	(271,199)
Class A	(1,824)
Class C	(4)
Class R6	(22,319)
Administrator Class	(8,651)
Institutional Class	(122,823)

Net expenses	1,022,968

Net investment loss	(2,427,252)

Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	168,746,288
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	180,810,304

Net realized and unrealized gains (losses) on investments	349,556,592

Net increase in net assets resulting from operations	$347,129,340

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Fund  |  11

Statement of changes in net assets

	Six months ended November 30, 2020 (unaudited)		Year ended May 31, 2020

Operations
Net investment loss		$(2,427,252)		$(5,409,448)
Net realized gains on investments		168,746,288		107,501,645
Net change in unrealized gains (losses) on investments		180,810,304		(28,564,804)

Net increase in net assets resulting from operations		347,129,340		73,527,393

Distributions to shareholders from net investment income and net realized gains
Class A		0		(4,577,702)
Class C		0		(1,219,067)
Class R6		0		(43,043,975)
Administrator Class		0		(6,401,809)
Institutional Class		0		(80,415,302)

Total distributions to shareholders		0		(135,657,855)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	88,948	4,770,527	188,284	8,973,220
Class C	3,526	159,075	5,111	206,315
Class R6	488,912	27,962,896	1,859,972	92,450,593
Administrator Class	61,938	3,405,888	170,705	8,517,203
Institutional Class	1,158,606	64,880,118	4,127,985	204,967,976

		101,178,504		315,115,307

Reinvestment of distributions
Class A	0	0	79,105	3,985,289
Class C	0	0	24,921	1,076,603
Class R6	0	0	698,418	38,147,601
Administrator Class	0	0	121,124	6,394,121
Institutional Class	0	0	1,085,956	59,130,286

		0		108,733,900

Payment for shares redeemed
Class A	(208,087)	(10,752,769)	(793,982)	(38,317,325)
Class C	(55,257)	(2,482,933)	(122,441)	(5,026,553)
Class R6	(2,999,288)	(170,803,951)	(4,156,884)	(211,307,944)
Administrator Class	(275,291)	(15,413,669)	(866,918)	(42,999,639)
Institutional Class	(3,267,512)	(182,790,352)	(9,445,990)	(485,047,988)

		(382,243,674)		(782,699,449)

Net decrease in net assets resulting from capital share transactions		(281,065,170)		(358,850,242)

Total increase (decrease) in net assets		66,064,170		(420,980,704)

Net assets
Beginning of period		1,357,418,282		1,778,398,986

End of period		$1,423,482,452		$1,357,418,282

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Small Company Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS A		2020	2019	2018	2017	2016
Net asset value, beginning of period	$46.62	$48.98	$56.66	$44.26	$37.69	$44.23
Net investment loss	(0.18)[1]	(0.34)[1]	(0.36)	(0.35)[1]	(0.28)[1]	(0.22)[1]
Net realized and unrealized gains (losses) on investments	13.47	2.49	(3.22)	12.75	6.85	(6.05)

Total from investment operations	13.29	2.15	(3.58)	12.40	6.57	(6.27)
Distributions to shareholders from
Net realized gains	0.00	(4.51)	(4.10)	0.00	0.00	(0.27)
Net asset value, end of period	$59.91	$46.62	$48.98	$56.66	$44.26	$37.69
Total return[2]	28.51%	3.70%	(6.13)%	28.02%	17.43%	(14.20)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.34%	1.32%	1.31%	1.32%	1.33%	1.34%
Net expenses[3]	1.29%	1.32%	1.31%	1.32%	1.33%	1.34%
Net investment loss[3]	(0.69)%	(0.69)%	(0.63)%	(0.71)%	(0.68)%	(0.57)%
Supplemental data
Portfolio turnover rate[4]	22%	41%	54%	37%	82%	49%
Net assets, end of period (000s omitted)	$39,810	$36,534	$64,182	$76,065	$76,087	$128,675

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Fund  |  13

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS C		2020	2019	2018	2017	2016
Net asset value, beginning of period	$39.84	$42.75	$50.38	$39.65	$34.02	$40.25
Net investment loss	(0.32)[1]	(0.61)[1]	(0.66)[1]	(0.64)[1]	(0.54)[1]	(0.46)[1]
Net realized and unrealized gains (losses) on investments	11.53	2.21	(2.87)	11.37	6.17	(5.50)

Total from investment operations	11.21	1.60	(3.53)	10.73	5.63	(5.96)
Distributions to shareholders from
Net realized gains	0.00	(4.51)	(4.10)	0.00	0.00	(0.27)
Net asset value, end of period	$51.05	$39.84	$42.75	$50.38	$39.65	$34.02
Total return[2]	28.14%	2.92%	(6.82)%	27.06%	16.55%	(14.84)%
Ratios to average net assets (annualized)
Gross expenses[3]	2.08%	2.07%	2.06%	2.07%	2.08%	2.09%
Net expenses[3]	2.04%	2.07%	2.06%	2.07%	2.08%	2.09%
Net investment loss[3]	(1.46)%	(1.44)%	(1.38)%	(1.47)%	(1.43)%	(1.32)%
Supplemental data
Portfolio turnover rate[4]	22%	41%	54%	37%	82%	49%
Net assets, end of period (000s omitted)	$9,323	$9,336	$13,968	$19,979	$22,410	$26,946

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Small Company Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS R6		2020	2019	2018	2017	2016
Net asset value, beginning of period	$50.64	$52.65	$60.31	$46.91	$39.77	$46.45
Net investment loss	(0.08)	(0.14)[1]	(0.12)	(0.14)	(0.11)	(0.03)
Net realized and unrealized gains (losses) on investments	14.66	2.64	(3.44)	13.54	7.25	(6.38)

Total from investment operations	14.58	2.50	(3.56)	13.40	7.14	(6.41)
Distributions to shareholders from
Net realized gains	0.00	(4.51)	(4.10)	0.00	0.00	(0.27)
Net asset value, end of period	$65.22	$50.64	$52.65	$60.31	$46.91	$39.77
Total return[2]	28.79%	4.12%	(5.73)%	28.59%	17.95%	(13.83)%
Ratios to average net assets (annualized)
Gross expenses[3]	0.91%	0.90%	0.88%	0.89%	0.90%	0.91%
Net expenses[3]	0.86%	0.89%	0.88%	0.89%	0.90%	0.90%
Net investment loss[3]	(0.28)%	(0.27)%	(0.20)%	(0.29)%	(0.25)%	(0.09)%
Supplemental data
Portfolio turnover rate[4]	22%	41%	54%	37%	82%	49%
Net assets, end of period (000s omitted)	$431,304	$462,050	$564,516	$618,523	$418,111	$229,391

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
ADMINISTRATOR CLASS		2020	2019	2018	2017	2016
Net asset value, beginning of period	$48.87	$51.10	$58.85	$45.91	$39.05	$45.73
Net investment loss	(0.16)[1]	(0.29)[1]	(0.29)[1]	(0.30)[1]	(0.24)[1]	(0.19)[1]
Net realized and unrealized gains (losses) on investments	14.12	2.57	(3.36)	13.24	7.10	(6.22)

Total from investment operations	13.96	2.28	(3.65)	12.94	6.86	(6.41)
Distributions to shareholders from
Net realized gains	0.00	(4.51)	(4.10)	0.00	0.00	(0.27)
Net asset value, end of period	$62.83	$48.87	$51.10	$58.85	$45.91	$39.05
Total return[2]	28.57%	3.80%	(6.02)%	28.19%	17.57%	(14.04)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.26%	1.24%	1.23%	1.24%	1.25%	1.25%
Net expenses[3]	1.19%	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment loss[3]	(0.60)%	(0.57)%	(0.51)%	(0.60)%	(0.55)%	(0.46)%
Supplemental data
Portfolio turnover rate[4]	22%	41%	54%	37%	82%	49%
Net assets, end of period (000s omitted)	$58,486	$55,917	$87,850	$114,429	$130,311	$130,104

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Small Company Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
INSTITUTIONAL CLASS		2020	2019	2018	2017	2016
Net asset value, beginning of period	$50.47	$52.51	$60.20	$46.85	$39.75	$46.44
Net investment loss	(0.10)[1]	(0.17)[1]	(0.15)	(0.19)	(0.15)	(0.09)
Net realized and unrealized gains (losses) on investments	14.60	2.64	(3.44)	13.54	7.25	(6.33)

Total from investment operations	14.50	2.47	(3.59)	13.35	7.10	(6.42)
Distributions to shareholders from
Net realized gains	0.00	(4.51)	(4.10)	0.00	0.00	(0.27)
Net asset value, end of period	$64.97	$50.47	$52.51	$60.20	$46.85	$39.75
Total return[2]	28.73%	4.07%	(5.77)%	28.50%	17.86%	(13.85)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.01%	1.00%	0.98%	0.99%	1.00%	1.01%
Net expenses[3]	0.94%	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment loss[3]	(0.35)%	(0.32)%	(0.26)%	(0.35)%	(0.31)%	(0.18)%
Supplemental data
Portfolio turnover rate[4]	22%	41%	54%	37%	82%	49%
Net assets, end of period (000s omitted)	$884,559	$793,581	$1,047,883	$1,169,555	$1,014,847	$678,699

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Fund  |  17

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Growth Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Wells Fargo Small Company Growth Portfolio (the “affiliated Master Portfolio”) which is a separate diversified portfolio of Wells Fargo Master Trust, a registered open-end management investment company. As of November 30, 2020, the Fund owned 98% of Wells Fargo Small Company Growth Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the six months November 30, 2020 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

18  |  Wells Fargo Small Company Growth Fund

Notes to financial statements (unaudited)

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2020, the aggregate cost of all investments for federal income tax purposes was $960,758,123, and the unrealized gains (losses) consisted of:

Gross unrealized gains	$463,433,999

Gross unrealized losses	0

Net unrealized gains	$463,433,999
Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At November 30, 2020, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio

Wells Fargo Small Company Growth Portfolio	Seeks long-term capital appreciation	$1,424,192,122

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the six months ended November 30, 2020, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Wells Fargo Small Company Growth Fund  |  19

Notes to financial statements (unaudited)

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through September 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.29% for Class A shares, 2.04% for Class C shares, 0.86% for Class R6 shares, 1.19% for Administrator Class shares and 0.94% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to June 1, 2020, the Fund’s expenses were capped at 1.33% for Class A shares, 2.08% for Class C shares, 0.90% for Class R6 shares, 1.20% for Administrator Class shares and 0.95% for Institutional Class shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended November 30, 2020, Funds Distributor received $462 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended November 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2020 were $287,398,957 and $554,313,870, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2020, there were no borrowings by the Fund under the agreement.

20  |  Wells Fargo Small Company Growth Fund

Notes to financial statements (unaudited)

7. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector. As of the end of the period, the Master Portfolio concentrated its portfolio in investments related to the health care and information technology sectors.

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Small Company Growth Fund  |  21

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 98.43%

Communication Services: 1.26%
Entertainment: 1.26%
Lions Gate Entertainment Class B †	605,355	$5,436,088
Zynga Incorporated Class A †	1,564,773	12,909,377

		18,345,465

Consumer Discretionary: 9.39%

Auto Components: 0.73%
Fox Factory Holding Corporation †	121,981	10,645,282

Diversified Consumer Services: 0.41%
Strategic Education Incorporated	63,515	5,963,423

Hotels, Restaurants & Leisure: 2.02%
Extended Stay America Incorporated	691,900	9,485,949
International Game Technology	790,800	9,956,172
Papa John’s International Incorporated	123,092	9,891,673

		29,333,794

Household Durables: 0.81%
Skyline Champion Corporation †	383,389	11,781,544

Leisure Products: 0.74%
Callaway Golf Company	508,995	10,816,144

Multiline Retail: 0.99%
Ollie’s Bargain Outlet Holdings Incorporated †	163,132	14,365,404

Specialty Retail: 3.69%
American Eagle Outfitters Incorporated	594,061	10,687,157
Burlington Stores Incorporated †	50,134	10,956,284
Five Below Incorporated †	59,311	9,276,240
Monro Muffler Brake Incorporated	164,488	7,732,581
Sleep Number Corporation †	215,204	14,933,006

		53,585,268

Consumer Staples: 1.01%

Food & Staples Retailing: 1.01%
Performance Food Group Company †	337,534	14,642,225

Energy: 0.42%

Oil, Gas & Consumable Fuels: 0.42%
GasLog Limited «	584,730	1,724,954
Parsley Energy Incorporated Class A	350,944	4,397,328

		6,122,282

Financials: 11.05%

Banks: 1.69%
SVB Financial Group †	40,356	13,917,170
Triumph Bancorp Incorporated †	234,137	10,639,185

		24,556,355

Capital Markets: 4.24%
Evercore Partners Incorporated Class A	165,795	15,075,739
Focus Financial Partners Incorporated Class A †	352,981	13,981,577

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Small Company Growth Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Capital Markets (continued)
Open Lending Corporation «†	250,451	$7,042,682
Stifel Financial Corporation	228,564	15,839,485
VIRTU Financial Incorporated Class A	427,955	9,753,094

		61,692,577

Consumer Finance: 0.58%
FirstCash Financial Services Incorporated	130,369	8,374,905

Insurance: 3.46%
Argo Group International Holdings Limited	200,594	7,861,279
BRP Group Incorporated Class A †	382,621	11,268,188
Goosehead Insurance Incorporated Class A	151,392	18,637,869
Palomar Holdings Incorporated †	188,936	12,488,670

		50,256,006

Thrifts & Mortgage Finance: 1.08%
Essent Group Limited	357,423	15,676,573

Health Care: 27.84%

Biotechnology: 8.18%
ACADIA Pharmaceuticals Incorporated †	125,479	7,109,640
Agios Pharmaceuticals Incorporated †	109,693	5,080,980
Amicus Therapeutics Incorporated †	488,609	11,184,260
Black Diamond Therapeutics Incorporated †	127,916	4,264,719
Blueprint Medicines Corporation †	125,246	13,536,588
Chemocentryx Incorporated †	125,074	6,897,831
Cytokinetics Incorporated †	372,806	6,263,141
Emergent BioSolutions Incorporated †	117,831	9,653,894
Flexion Therapeutics Incorporated «†	347,358	3,720,204
Global Blood Therapeutics Incorprated †	138,415	6,354,633
Immunovant Incorporated †	120,167	5,911,015
Ionis Pharmaceuticals Incorporated †	128,801	6,508,315
Iovance Biotherapeutics Incorporated †	218,037	8,462,016
Ironwood Pharmaceuticals Incorporated †	743,901	8,569,740
Turning Point Therapeutics Incorporated †	80,862	8,611,803
Zymeworks Incorporated †	127,412	6,708,242

		118,837,021

Health Care Equipment & Supplies: 5.15%
Atricure Incorporated †	273,524	11,892,824
Axonics Modulation Technologies Incorporated †	344,429	15,116,989
Cardiovascular Systems Incorporated †	270,136	9,308,887
Cerus Corporation †	1,148,123	7,635,018
Novocure Limited †	61,404	7,715,413
Silk Road Medical Incorporated †	233,435	13,375,826
Tactile Systems Technology Class I †	226,336	9,757,345

		74,802,302

Health Care Providers & Services: 3.81%
AMN Healthcare Services Incorporated †	188,950	12,311,982
HealthEquity Incorporated †	186,169	13,346,456
Oak Street Health Incorporated †	180,570	8,517,487
PetIQ Incorporated †	368,948	10,618,323
U.S. Physical Therapy Incorporated	99,248	10,542,123

		55,336,371

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Portfolio  |  23

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Health Care Technology: 3.90%
Allscripts Healthcare Solutions Incorporated †	806,118	$11,027,694
Evolent Health Incorporated Class A †	615,864	8,948,504
Omnicell Incorporated †	174,470	18,293,180
Phreesia Incorporated †	303,325	13,394,832
Tabula Rasa Healthcare Incorporated «†	145,028	4,997,665

		56,661,875

Life Sciences Tools & Services: 5.67%
Adaptive Biotechnologies Corporation †	240,249	11,584,807
Avantor Incorporated †	670,097	18,280,246
ICON plc ADR †	94,076	18,333,531
PRA Health Sciences Incorporated †	102,477	11,497,919
Syneos Health Incorporated †	345,029	22,716,709

		82,413,212

Pharmaceuticals: 1.13%
Pacira Pharmaceuticals Incorporated †	161,440	9,781,650
Theravance Biopharma Incorporated †	402,597	6,679,084

		16,460,734

Industrials: 17.17%

Aerospace & Defense: 0.92%
Kratos Defense & Security Solutions Incorporated †	629,833	13,333,565

Building Products: 2.84%
A.O. Smith Corporation	94,390	5,315,101
Masonite International Corporation †	154,627	15,470,431
PGT Incorporated †	394,450	7,344,659
The AZEK Company Incorporated †	369,641	13,203,577

		41,333,768

Commercial Services & Supplies: 1.37%
IAA Incorporated †	193,243	11,579,121
KAR Auction Services Incorporated	457,336	8,254,915

		19,834,036

Construction & Engineering: 0.56%
Dycom Industries Incorporated †	129,175	8,119,941

Electrical Equipment: 1.58%
Atkore International Incorporated †	273,854	10,674,829
Generac Holdings Incorporated †	56,790	12,243,924

		22,918,753

Machinery: 4.71%
Chart Industries Incorporated †	132,900	13,736,544
Ingersoll Rand Incorporated †	386,900	17,128,063
SPX Corporation †	344,545	17,651,040
Wabash National Corporation	578,825	10,233,626
Woodward Governor Company	86,140	9,633,036

		68,382,309

Professional Services: 3.82%
ASGN Incorporated †	250,932	19,617,864
Clarivate plc †	497,751	13,658,287

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Small Company Growth Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value

Professional Services (continued)
FTI Consulting Incorporated †	73,995	$7,770,955
ICF International Incorporated	199,253	14,431,895

		55,479,001

Road & Rail: 1.37%
Knight-Swift Transportation Holdings Incorporated	246,096	10,161,304
Schneider National Incorporated Class B	469,647	9,815,622

		19,976,926

Information Technology: 25.35%
Communications Equipment: 2.32%
Ciena Corporation †	419,079	18,774,739
Lumentum Holdings Incorporated †	173,769	15,010,166

		33,784,905

IT Services: 5.24%
Black Knight Incorporated †	221,911	20,331,486
EVO Payments Incorporated Class A †	433,891	10,908,020
KBR Incorporated	436,572	12,123,604
LiveRamp Holdings Incorporated †	295,209	17,272,679
Verra Mobility Corporation †	499,489	6,093,766
WEX Incorporated †	54,030	9,360,157

		76,089,712

Semiconductors & Semiconductor Equipment: 3.89%
CMC Materials Incorporated	72,048	11,115,565
FormFactor Incorporated †	233,570	9,576,370
Onto Innovation Incorporated †	267,354	11,819,720
Silicon Motion Technology Corporation ADR	222,556	8,831,022
Teradyne Incorporated	137,506	15,172,412

		56,515,089

Software: 13.90%
Box Incorporated Class A †	720,380	13,463,902
Cloudera Incorporated †	599,769	7,005,302
Cornerstone OnDemand Incorporated †	280,529	12,385,355
CyberArk Software Limited †	115,389	13,254,734
Mimecast Limited †	279,736	12,582,525
Nuance Communications Incorporated †	497,230	21,445,530
Pagerduty Incorporated †	462,531	15,920,314
PTC Incorporated †	226,358	24,412,710
RealPage Incorporated †	298,547	20,596,758
Sprout Social Incorporated Class A †	228,649	11,747,986
SS&C Technologies Holdings Incorporated	318,642	21,951,247
Talend SA ADR †	129,039	4,842,834
Zendesk Incorporated †	96,357	12,863,660
Zuora Incorporated †	829,364	9,446,456

		201,919,313

Materials: 3.38%
Chemicals: 1.70%
Element Solutions Incorporated	1,042,966	14,403,360
Orion Engineered Carbons SA	663,935	10,330,829

		24,734,189

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Portfolio  |  25

Portfolio of investments—November 30, 2020 (unaudited)

			Shares	Value
Metals & Mining: 0.75%
Steel Dynamics Incorporated			300,689	$10,887,949

Paper & Forest Products: 0.93%
Boise Cascade Company			310,492	13,428,779

Real Estate: 1.56%

Equity REITs: 1.56%
QTS Realty Trust Incorporated Class A			182,537	10,844,523
Ryman Hospitality Properties Incorporated			183,057	11,750,429

				22,594,952

Total Common Stocks (Cost $904,335,955)				1,430,001,949

		Expiration date
Rights: 0.00%

Communication Services: 0.00%

Media: 0.00%
Media General Incorporated †(a)		12-31-2020	347,897	0

Total Rights (Cost $0)				0

	Yield
Short-Term Investments: 2.25%

Investment Companies: 2.25%
Securities Lending Cash Investments LLC (l)(r)(u)	0.12%		9,406,660	9,406,660
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.02		23,334,146	23,334,146

Total Short-Term Investments (Cost $32,740,806)				32,740,806

Total investments in securities (Cost $937,076,761)	100.68%	1,462,742,755

Other assets and liabilities, net	(0.68)	(9,951,272)

Total net assets	100.00%	$1,452,791,483

†	Non-income-earning security
«	All or a portion of this security is on loan.
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Small Company Growth Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sale proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares end of period	Income from affiliated securities

Short-Term Invesstments
Investment Companies
Securities Lending Cash Investments LLC	$0	$76,915,805	$(67,509,145)	$0	$0	$9,406,660		9,406,660	$5,736	#
Wells Fargo Government Money Market Fund Select Class	39,427,080	304,407,269	(320,500,203)	0	0	23,334,146		23,334,146	11,467

				$0	$0	$32,740,806	2.25%		$17,203

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Portfolio  |  27

Statement of assets and liabilities—November 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities (including $9,176,541 of securities loaned), at value (cost $904,335,955)	$1,430,001,949
Investments in affiliated securities, at value (cost $32,740,806)	32,740,806
Receivable for investments sold	839,706
Receivable for dividends	549,470
Receivable for securities lending income, net	8,039
Prepaid expenses and other assets	68,393

Total assets	1,464,208,363

Liabilities
Payable upon receipt of securities loaned	9,406,660
Payable for investments purchased	1,084,698
Advisory fee	905,794
Accrued expenses and other liabilities	19,728

Total liabilities	11,416,880

Total net assets	$1,452,791,483

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Small Company Growth Portfolio

Statement of operations—six months ended November 30, 2020 (unaudited)

Investment income
Dividends	$4,070,430
Income from affiliated securities	42,619

Total investment income	4,113,049

Expenses
Advisory fee	5,437,878
Custody and accounting fees	47,698
Professional fees	23,119
Shareholder report expenses	3,596
Trustees’ fees and expenses	9,582
Other fees and expenses	23,805

Total expenses	5,545,678

Net investment loss	(1,432,629)

Realized and unrealized gains (losses) on investments
Net realized gains on investments	172,149,103
Net change in unrealized gains (losses) on investments	184,474,903

Net realized and unrealized gains (losses) on investments	356,624,006

Net increase in net assets resulting from operations	$355,191,377

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Portfolio  |  29

Statement of changes in net assets

	Six months ended November 30, 2020 (unaudited)	Year ended May 31, 2020

Operations
Net investment loss	$(1,432,629)	$(2,562,794)
Net realized gains on investments	172,149,103	108,634,846
Net change in unrealized gains (losses) on investments	184,474,903	(27,501,699)

Net increase in net assets resulting from operations	355,191,377	78,570,353

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	6,575,021	51,028,631
Withdrawals	(294,355,535)	(551,302,982)

Net decrease in net assets resulting from capital share transactions	(287,780,514)	(500,274,351)

Total increase (decrease) in net assets	67,410,863	(421,703,998)

Net assets
Beginning of period	1,385,380,620	1,807,084,618

End of period	$1,452,791,483	$1,385,380,620

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Small Company Growth Portfolio

Financial highlights

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
		2020	2019	2018	2017	2016
Total return[1]	28.83%	4.08%	(5.64)%	28.74%	18.15%	(13.86)%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.78%	0.78%	0.78%	0.79%	0.80%
Net expenses	0.79%	0.78%	0.78%	0.78%	0.79%	0.80%
Net investment loss	(0.20)%	(0.16)%	(0.09)%	(0.18)%	(0.14)%	(0.03)%
Supplemental data
Portfolio turnover rate	22%	41%	54%	37%	82%	49%

[1]	Returns for periods of less than one year are not annualized

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Portfolio  |  31

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Growth Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

32  |  Wells Fargo Small Company Growth Portfolio

Notes to financial statements (unaudited)

Dividend income is recognized on the ex-dividend date.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2020, the aggregate cost of all investments for federal income tax purposes was $964,179,219 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$561,350,752

Gross unrealized losses	(62,787,216)

Net unrealized gains	$498,563,536

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Small Company Growth Portfolio  |  33

Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of November 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$18,345,465	$0	$0	$18,345,465

Consumer discretionary	136,490,859			136,490,859

Consumer staples	14,642,225	0	0	14,642,225

Energy	6,122,282	0	0	6,122,282

Financials	160,556,416	0	0	160,556,416

Health care	404,511,515	0	0	404,511,515

Industrials	249,378,299	0	0	249,378,299

Information technology	368,309,019	0	0	368,309,019

Materials	49,050,917	0	0	49,050,917

Real estate	22,594,952	0	0	22,594,952

Rights

Communication services	0	0	0	0

Short-term investments

Investment companies	32,740,806	0	0	32,740,806

Total assets	$1,462,742,755	$0	$0	$1,462,742,755

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended November 30, 2020, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management , an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.800%

Next $500 million	0.775

Next $1 billion	0.750

Next $1 billion	0.725

Next $1 billion	0.700

Over $4 billion	0.680

For the six months ended November 30, 2020, the advisory fee was equivalent to an annual rate of 0.78% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Peregrine Capital Management, LLC, which is not an affiliate of Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate of 0.38% of the Portfolio’s average daily net assets. Prior to June 1, 2020, the subadviser received an annual fee which started at 0.50% and declined to 0.45% as the average daily net assets of the Portfolio increased.

34  |  Wells Fargo Small Company Growth Portfolio

Notes to financial statements (unaudited)

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2020 were $293,170,247 and $565,445,109, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of November 30, 2020, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Bank of America Securities Inc.	$6,959,520	$(6,959,520)	$0

BNP Paribas Securities Corp.	235,876	(235,876)	0

Citigroup Global Markets Inc.	417,950	(417,950)	0

Credit Suisse Securities (USA) LLC	109,200	(109,200)	0

Deutsche Bank Securities Inc.	409,055	(409,055)	0

National Financial Services LLC	71,140	(71,140)	0

UBS Securities LLC	973,800	(973,800)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2020, there were no borrowings by the Portfolio under the agreement.

8. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Portfolio concentrated its portfolio in investments related to the health care and information technology sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

Wells Fargo Small Company Growth Portfolio  |  35

Notes to financial statements (unaudited)

9. INDEMNIFICATION

Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

36  |  Wells Fargo Small Company Growth Portfolio

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Small Company Growth Fund  |  37

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

38  |  Wells Fargo Small Company Growth Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Small Company Growth Fund  |  39

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 67 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 67 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

40  |  Wells Fargo Small Company Growth Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2021 Wells Fargo & Company. All rights reserved.

PAR-1220-00733 01-20

SA285/SAR285 11-20

Semi-Annual Report

November 30, 2020

Wells Fargo

Small Company Value Fund

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The views expressed and any forward-looking statements are as of November 30, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Small Company Value Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“Global stock markets rallied strongly, driven by aggressive stimulus measures introduced by central banks and governments in response to challenges presented by the COVID-19 pandemic.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Small Company Value Fund for the six-month period that ended November 30, 2020. Global stock markets rallied strongly, driven by aggressive stimulus measures introduced by central banks and governments in response to challenges presented by the COVID-19 pandemic. Emerging market equities had particularly robust results during the six-month period. Among bonds, high-yield issues led the way while U.S. bonds generally had more modest returns than their international counterparts.

For the period, U.S. stocks, based on the S&P 500 Index,1 returned 19.98% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 gained 23.28%. The MSCI EM Index (Net)3 rallied 31.14%. Among bond investments, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned a modest 1.79%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a robust 8.19%, the Bloomberg Barclays Municipal Bond Index6 had a 3.29% return, and the ICE BofA U.S. High Yield Index7 gained a healthy 10.47%.

Equities enjoyed a strong tailwind from monetary and fiscal stimulus.

Financial markets posted widely positive returns in June despite ongoing economic weakness and uncertainty regarding COVID-19 and the timing of an effective vaccine. As economies reopened, optimism rose. Vitally important to market sentiment was the ongoing global central bank commitment to provide economic support through liquidity and low borrowing costs. U.S. economic activity was boosted by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits for tens of millions of Americans through July. However, jobless rates remained historically high, easing somewhat from 14.7% in April to 11.1% in June. By late June, numerous states reported increases of COVID-19 cases, an ominous sign. China’s economic recovery picked up momentum in June.

July was broadly positive for both global equities and fixed income. However, economic data and a resurgence of COVID-19 cases pointed to the vulnerability of the global economy and the need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China reported 3.2% year-over-year second-quarter GDP growth. U.S. unemployment remained high despite adding 1.8 million jobs in July, as a double-digit jobless rate persisted. However, manufacturing activity grew in both the U.S. and the eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. A rising concern was the rapid and broad reemergence of COVID-19 infections.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Small Company Value Fund

Letter to shareholders (unaudited)

The stock market continued to rally in August despite concerns over rising COVID-19 cases in the U.S. and Europe, as well as the expiration of the $600 weekly bonus unemployment benefit in July. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Federal Reserve’s announcement of a more accommodative policy shift that could lead to longer-term low interest rates. U.S. indices measuring manufacturing and services activities beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.

Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, only half of the 22 million jobs lost since the early spring had returned. The U.S. unemployment rate fell to 7.9% in September, a measurable improvement but far higher than the 3.5% pre-COVID-19 rate. Only 661,000 jobs were added for the month, down from 1.5 million in August. With the U.S. Congress failing to pass further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the markets. In the U.K., a lack of progress in Brexit talks with the European Union weighed on markets. China’s economy picked up steam, however, with growth fueled by increased global demand.

In October, capital markets took a step back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe responded with more economic restrictions. Meanwhile, Brexit remained unresolved. U.S. markets looked favorably at a possible Democratic sweep and control of the federal purse strings in anticipation of additional fiscal stimulus, which could boost economic activity. Meanwhile, China continued to stand apart, reporting 4.9% third-quarter GDP growth year over year.

Global stocks rallied broadly in November, propelled by optimism over three promising COVID-19 vaccines, which reported high effectiveness in trials. Global stock indices notched double-digit monthly gains. In a reversal of recent trends, value stocks outperformed growth and cyclical stocks outpaced technology stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The Eurozone Services Purchasing Managers’ Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity gauge indicated growth. The U.S. election results added to the market’s upbeat mood as investors gave thumbs-up to the certainty of the outcome after an unusual delay and anticipated more consistent policies in the new administration.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“Global stocks rallied broadly in November, propelled by optimism over three promising COVID-19 vaccines, which reported high effectiveness in trials.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Small Company Value Fund  |  3

Letter to shareholders (unaudited)

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

4  |  Wells Fargo Small Company Value Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio1

Wells Capital Management Incorporated

Portfolio managers

Jeff Goverman

Garth R. Nisbet, CFA®‡

Craig Pieringer, CFA®‡

Ryan H. Smith, CFA®‡*

Samuel D. Smith, CFA®‡*

Average annual total returns (%) as of November 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (SCVAX)	1-31-2002	-7.11	4.42	7.75	-1.44	5.66	8.39	1.33	1.15

Class C (SCVFX)	8-30-2002	-3.00	4.91	7.60	-2.00	4.91	7.60	2.08	1.90

Class R6 (SCVJX)[4]	10-31-2016	–	–	–	-0.99	6.10	8.75	0.90	0.75

Administrator Class (SCVIX)	1-31-2002	–	–	–	-1.34	5.79	8.58	1.25	1.05

Institutional Class (SCVNX)[5]	7-30-2010	–	–	–	-1.12	6.02	8.80	1.00	0.85

Russell 2000® Value Index[6]	–	–	–	–	0.35	6.83	8.70	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Small Company Value Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of November 30, 2020[7]

Alaska Air Group Incorporated	1.44

Schnitzer Steel Industries Incorporated Class A	1.41

Synovus Financial Corporation	1.39

Dana Incorporated	1.38

Piper Jaffray Companies Incorporated	1.38

Walker & Dunlop Incorporated	1.36

Western Alliance Bancorp	1.35

Ameris Bancorp	1.32

Axos Financial Incorporated	1.26

Atlantic Union Bankshares Corporation	1.24

Sector allocation as of November 30, 2020[8]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Ryan Smith and Samuel Smith became portfolio managers of the Fund on January 12, 2021.

[1]

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.15% for Class A, 1.90% for Class C, 0.75% for Class R6, 1.05% for Administrator Class, and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[5]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.

[6]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[7]

Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.

[8]

Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Small Company Value Fund  |  7

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from June 1, 2020 to November 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6-1-2020	Ending account value 11-30-2020	Expenses paid during the period[1,2]	Annualized net expense ratio[1]

Class A

Actual	$1,000.00	$1,270.04	$6.43	1.13%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.72	1.13%

Class C

Actual	$1,000.00	$1,267.71	$10.80	1.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60	1.90%

R6 Class

Actual	$1,000.00	$1,273.95	$4.28	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%

Administrator Class

Actual	$1,000.00	$1,270.86	$5.98	1.05%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32	1.05%

Institutional Class

Actual	$1,000.00	$1,272.90	$4.84	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8  |  Wells Fargo Small Company Value Fund

Portfolio of investments—November 30, 2020 (unaudited)

Value
Investment Companies: 100.03%

Affiliated Master Portfolio: 100.03%
Wells Fargo Small Company Value Portfolio	$383,705,483

Total Investment Companies (Cost $333,955,430)	383,705,483

Total investments in securities (Cost $333,955,430)	100.03%	383,705,483

Other assets and liabilities, net	(0.03)	(134,222)

Total net assets	100.00%	$383,571,261

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Small Company Value Portfolio	80%	83%	$511,980	$81,737,956	$3,505,533	$22,407	$383,705,483	100.03%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Fund  |  9

Statement of assets and liabilities—November 30, 2020 (unaudited)

Assets
Investments in affiliated Master Portfolio, at value (cost $333,955,430)	$383,705,483
Receivable for Fund shares sold	222,535
Receivable from manager	35,374
Prepaid expenses and other assets	182,334

Total assets	384,145,726

Liabilities
Payable for Fund shares redeemed	459,737
Administration fees payable	58,592
Distribution fee payable	1,708
Trustees’ fees and expenses payable	1,389
Accrued expenses and other liabilities	53,039

Total liabilities	574,465

Total net assets	$383,571,261

Net assets consist of
Paid-in capital	$380,541,014
Total distributable earnings	3,030,247

Total net assets	$383,571,261

Computation of net asset value and offering price per share
Net assets – Class A	$308,601,320
Shares outstanding – Class A1	11,590,740
Net asset value per share – Class A	$26.62
Maximum offering price per share – Class A2	$28.24
Net assets – Class C	$2,648,020
Shares outstanding – Class C1	112,950
Net asset value per share – Class C	$23.44
Net assets – Class R6	$7,422,246
Shares outstanding – Class R6[1]	269,636
Net asset value per share – Class R6	$27.53
Net assets – Administrator Class	$21,962,531
Shares outstanding – Administrator Class[1]	805,729
Net asset value per share – Administrator Class	$27.26
Net assets – Institutional Class	$42,937,144
Shares outstanding – Institutional Class[1]	1,568,454
Net asset value per share – Institutional Class	$27.38

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Small Company Value Fund

Statement of operations—six months ended November 30, 2020 (unaudited)

Investment income
Dividends allocated from affiliated Master Portfolio (net foreign withholding taxes of $2,739)	$3,505,533
Affiliated income allocated from affiliated Master Portfolio	22,407
Expenses allocated from affiliated Master Portfolio	(1,405,600)
Waivers allocated from affiliated Master Portfolio	149,334

Total investment income	2,271,674

Expenses
Management fee	84,952
Administration fees
Class A	290,586
Class C	4,064
Class R6	861
Administrator Class	11,401
Institutional Class	23,340
Shareholder servicing fees
Class A	344,751
Class C	4,795
Administrator Class	21,827
Distribution fee
Class C	14,352
Custody and accounting fees	3,071
Professional fees	16,543
Registration fees	65,655
Shareholder report expenses	23,715
Trustees’ fees and expenses	11,029
Other fees and expenses	6,750

Total expenses	927,692
Less: Fee waivers and/or expense reimbursements
Fund-level	(240,679)
Class A	(68,998)
Class C	(386)
Administrator Class	(4,373)

Net expenses	613,256

Net investment income	1,658,418

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	511,980
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	81,737,956

Net realized and unrealized gains (losses) on investments	82,249,936

Net increase in net assets resulting from operations	$83,908,354

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Fund  |  11

Statement of changes in net assets

	Six months ended November 30, 2020 (unaudited)		Year ended May 31, 2020

Operations
Net investment income		$1,658,418		$2,260,170
Net realized gains (losses) on investments		511,980		(36,100,494)
Net change in unrealized gains (losses) on investments		81,737,956		(40,806,657)

Net increase (decrease) in net assets resulting from operations		83,908,354		(74,646,981)

Distributions to shareholders from net investment income and net realized gains
Class A		0		(1,775,108)
Class C		0		(20,482)
Class R6		0		(57,654)
Administrator Class		0		(132,559)
Institutional Class		0		(389,037)

Total distributions to shareholders		0		(2,374,840)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	471,826	10,788,939	660,800	16,227,538
Class C	1,572	30,548	9,961	227,898
Class R6	134,614	3,129,254	64,570	1,642,037
Administrator Class	165,688	3,860,814	106,132	2,470,380
Institutional Class	248,570	5,972,054	309,975	7,352,769

		23,781,609		27,920,622

Reinvestment of distributions
Class A	0	0	61,791	1,738,175
Class C	0	0	745	18,543
Class R6	0	0	1,984	57,454
Administrator Class	0	0	4,358	125,424
Institutional Class	0	0	13,253	382,205

		0		2,321,801

Payment for shares redeemed
Class A	(1,437,623)	(32,661,166)	(1,647,283)	(40,312,932)
Class C	(129,007)	(2,619,937)	(150,237)	(3,268,340)
Class R6	(165,981)	(3,765,249)	(949,988)	(24,922,236)
Administrator Class	(88,043)	(2,105,061)	(185,643)	(4,423,218)
Institutional Class	(245,849)	(5,643,390)	(876,293)	(21,210,870)

		(46,794,803)		(94,137,596)

Net asset value of shares issue in acquisition
Class A	0	0	12,989,900	337,017,442
Class C	0	0	328,733	7,545,278
Class R6	0	0	1,155,117	30,863,882
Administrator Class	0	0	242,559	6,444,855
Institutional Class	0	0	786,790	20,969,975

		0		402,841,432

Net increase (decrease) in net assets resulting from capital share transactions		(23,013,194)		338,946,259

Total increase in net assets		60,895,160		261,924,438

Net assets
Beginning of period		322,676,101		60,751,663

End of period		$383,571,261		$322,676,101

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Small Company Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS A		2020	2019	2018	2017	2016
Net asset value, beginning of period	$20.91	$24.22	$28.60	$24.01	$20.22	$21.42
Net investment income	0.11	0.18 [1]	0.09	0.09	0.05	0.08
Net realized and unrealized gains (losses) on investments	5.60	(3.35)	(4.31)	4.58	3.75	(1.25)

Total from investment operations	5.71	(3.17)	(4.22)	4.67	3.80	(1.17)
Distributions to shareholders from
Net investment income	0.00	(0.14)	(0.16)	(0.08)	(0.01)	(0.03)
Net asset value, end of period	$26.62	$20.91	$24.22	$28.60	$24.01	$20.22
Total return[2]	27.31%	(13.25)%	(14.72)%	19.48%	18.86%	(5.48)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.32%	1.32%	1.49%	1.47%	1.47%	1.48%
Net expenses[3]	1.13%	1.13%	1.15%	1.33%	1.35%	1.37%
Net investment income[3]	0.94%	0.74%	0.38%	0.46%	0.20%	0.11%
Supplemental data
Portfolio turnover rate[4]	43%	78%	168%	144%	110%	72%
Net assets, end of period (000s omitted)	$308,601	$262,574	$11,902	$15,665	$16,280	$23,151

[1]	Calculated based upon average shares outstanding

[2]	Total return calculation do not include any sale charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Fund  |  13

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS C		2020	2019	2018	2017	2016
Net asset value, beginning of period	$18.43	$21.48	$25.38	$21.40	$18.15	$19.34
Net investment income (loss)	0.02 [1]	0.01 [1]	(0.08)[1]	(0.07)[1]	(0.11)[1]	(0.11)[1]
Net realized and unrealized gains (losses) on investments	4.99	(3.00)	(3.82)	4.05	3.36	(1.08)

Total from investment operations	5.01	(2.99)	(3.90)	3.98	3.25	(1.19)
Distributions to shareholders from
Net investment income	0.00	(0.06)	0.00	0.00	0.00	0.00
Net asset value, end of period	$23.44	$18.43	$21.48	$25.38	$21.40	$18.15
Total return[2]	27.18%	(13.98)%	(15.37)%	18.60%	17.97%	(6.20)%
Ratios to average net assets (annualized)
Gross expenses[3]	2.06%	2.08%	2.22%	2.21%	2.22%	2.23%
Net expenses[3]	1.90%	1.90%	1.90%	2.08%	2.10%	2.12%
Net investment income (loss)[3]	0.17%	0.02%	(0.35)%	(0.29)%	(0.54)%	(0.62)%
Supplemental data
Portfolio turnover rate[4]	43%	78%	168%	144%	110%	72%
Net assets, end of period (000s omitted)	$2,648	$4,431	$1,099	$1,980	$1,962	$2,004

[1]	Calculated based upon average shares outstanding

[2]	Total return calculation do not include any sale charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Small Company Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS R6		2020	2019	2018	2017[1]
Net asset value, beginning of period	$21.56	$24.92	$29.44	$24.69	$21.37
Net investment income	0.16 [2]	0.31	0.21 [2]	0.29 [2]	0.08
Net realized and unrealized gains (losses) on investments	5.81	(3.50)	(4.45)	4.65	3.33

Total from investment operations	5.97	(3.19)	(4.24)	4.94	3.41
Distributions to shareholders from
Net investment income	0.00	(0.17)	(0.28)	(0.19)	(0.09)
Net asset value, end of period	$27.53	$21.56	$24.92	$29.44	$24.69
Total return[3]	27.69%	(12.97)%	(14.38)%	20.03%	15.95%
Ratios to average net assets (annualized)
Gross expenses[4]	0.89%	0.90%	1.09%	1.03%	1.02%
Net expenses[4]	0.75%	0.75%	0.75%	0.88%	0.90%
Net investment income[4]	1.37%	1.22%	0.77%	1.04%	0.58%
Supplemental data
Portfolio turnover rate[5]	43%	78%	168%	144%	110%
Net assets, end of period (000s omitted)	$7,422	$6,491	$731	$322	$29

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017[1]	0.83%

[5]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
ADMINISTRATOR CLASS		2020	2019	2018	2017	2016
Net asset value, beginning of period	$21.40	$24.80	$29.23	$24.53	$20.66	$21.90
Net investment income	0.12 [1]	0.21 [1]	0.14 [1]	0.20	0.08 [1]	0.13
Net realized and unrealized gains (losses) on investments	5.74	(3.43)	(4.43)	4.63	3.83	(1.30)

Total from investment operations	5.86	(3.22)	(4.29)	4.83	3.91	(1.17)
Distributions to shareholders from
Net investment income	0.00	(0.18)	(0.14)	(0.13)	(0.04)	(0.07)
Net asset value, end of period	$27.26	$21.40	$24.80	$29.23	$24.53	$20.66
Total return[2]	27.38%	(13.18)%	(14.65)%	19.71%	19.00%	(5.36)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.24%	1.32%	1.35%	1.38%	1.39%	1.39%
Net expenses[3]	1.05%	1.05%	1.05%	1.19%	1.20%	1.20%
Net investment income[3]	1.00%	0.82%	0.49%	0.59%	0.36%	0.28%
Supplemental data
Portfolio turnover rate[4]	43%	78%	168%	144%	110%	72%
Net assets, end of period (000s omitted)	$21,963	$15,581	$13,905	$60,379	$57,591	$64,023

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Small Company Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
INSTITUTIONAL CLASS		2020	2019	2018	2017	2016
Net asset value, beginning of period	$21.46	$24.86	$29.40	$24.68	$20.77	$22.02
Net investment income	0.14	0.25	0.19 [1]	0.21	0.11	0.08 [1]
Net realized and unrealized gains (losses) on investments	5.78	(3.43)	(4.45)	4.69	3.89	(1.22)

Total from investment operations	5.92	(3.18)	(4.26)	4.90	4.00	(1.14)
Distributions to shareholders from
Net investment income	0.00	(0.22)	(0.28)	(0.18)	(0.09)	(0.11)
Net asset value, end of period	$27.38	$21.46	$24.86	$29.40	$24.68	$20.77
Total return[2]	27.59%	(13.03)%	(14.46)%	19.90%	13.70%	(5.13)%
Ratios to average net assets (annualized)
Gross expenses[3]	0.99%	1.07%	1.14%	1.14%	1.14%	1.14%
Net expenses[3]	0.85%	0.85%	0.85%	0.99%	1.00%	1.00%
Net investment income[3]	1.23%	1.04%	0.68%	0.78%	0.55%	0.40%
Supplemental data
Portfolio turnover rate[4]	43%	78%	168%	144%	110%	72%
Net assets, end of period (000s omitted)	$42,937	$33,600	$33,116	$60,973	$52,072	$31,768

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Fund  |  17

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Value Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Wells Fargo Small Company Value Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. As of November 30, 2020, the Fund owned 83% of Wells Fargo Small Company Value Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the six months ended November 30, 2020 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

18  |  Wells Fargo Small Company Value Fund

Notes to financial statements (unaudited)

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2020, the aggregate cost of all investments for federal income tax purposes was $336,994,123 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$46,711,360

Gross unrealized losses	0

Net unrealized gain	$46,711,360

As of May 31, 2020, the Fund had capital loss carryforwards which consisted of $31,483,064 in short-term capital losses and $3,107,998 in long-term capital losses. Losses may be subject to certain limitations under Sections 382-384 of the InternalRevenue Code.

As of May 31, 2020, the Fund had a qualified late-year ordinary loss of $161,669 which was recognized on the first day of the current fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At November 30, 2020, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio

Wells Fargo Small Company Value Portfolio	Seeks long-term capital appreciation	$383,705,483

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the six months ended November 30, 2020, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Wells Fargo Small Company Value Fund  |  19

Notes to financial statements (unaudited)

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.15% for Class A shares, 1.90% for Class C shares, 0.75% for Class R6 shares, 1.05% for Administrator Class shares and 0.85% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended November 30, 2020, Funds Distributor received $910 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended November 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2020 were $147,075,891 and $182,725,879, respectively.

6. ACQUISITION

After the close of business on September 20, 2019, the Fund acquired the net assets of Wells Fargo Small Cap Value Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Wells Fargo Small Cap Value Fund transferred all of its portfolio securities to Wells Fargo Small Company Value Portfolio (a master portfolio in which it invested all of its assets) in exchange for interests in Wells Fargo Small Company Value Portfolio. Immediately thereafter, Wells Fargo Small Cap Value Fund transferred all of its equity interests in Wells Fargo Small Company Value Portfolio to

20  |  Wells Fargo Small Company Value Fund

Notes to financial statements (unaudited)

Wells Fargo Small Cap Value Fund in exchange for shares of the Fund. Shareholders holding Class A, Class C, Class R6, Administrator Class, and Institutional Class shares of Wells Fargo Small Cap Value Fund received Class A, Class C, Class R6, Administrator Class, and Institutional Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Small Cap Value Fund for 15,503,099 shares of the Fund valued at $402,841,432 at an exchange ratio of 0.45, 0.28, 0.49, 0.49, and 0.49 for Class A, Class C, Class R6, Administrator Class and Institutional Class shares, respectively. The investment portfolio of Wells Fargo Small Cap Value Fund with a fair value of $399,448,746, identified cost of $378,004,130 and unrealized gains of $21,444,616 at September 20, 2019 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Small Cap Value Fund and the Fund immediately prior to the acquisition were $402,841,432 and $58,675,150, respectively. The aggregate net assets of the Fund immediately after the acquisition were $461,516,582. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Small Cap Value Fund was carried forward to align with ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2020, there were no borrowings by the Fund under the agreement.

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Small Company Value Fund  |  21

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 98.98%

Communication Services: 0.47%

Entertainment: 0.47%
Cinemark Holdings Incorporated	139,624	$2,157,192

Consumer Discretionary: 16.74%

Auto Components: 1.38%
Dana Incorporated	377,502	6,357,134

Diversified Consumer Services: 0.40%
Collectors Universe Incorporated	24,124	1,861,167

Hotels, Restaurants & Leisure: 3.39%
Dave & Buster’s Entertainment Incorporated «	85,191	2,157,036
Del Taco Restaurants Incorporated †	308,108	2,726,756
Denny’s Corporation †	235,664	2,712,493
Dine Brands Global Incorporated	39,648	2,496,635
Wyndham Hotels & Resorts Incorporated	96,121	5,526,958

		15,619,878

Household Durables: 3.81%
Beazer Homes Incorporated †	216,726	3,209,712
GoPro Incorporated Class A †	496,697	3,471,912
Green Brick Partners Incorporated †	116,569	2,537,707
Hamilton Beach Brand Class A	74,980	1,408,124
Hooker Furniture Corporation	158,394	4,794,586
iRobot Corporation «†	27,239	2,136,355

		17,558,396

Internet & Direct Marketing Retail: 0.16%
Stamps.com Incorporated †	3,845	720,784

Leisure Products: 1.07%
Johnson Outdoors Incorporated Class A	31,874	2,664,666
Malibu Boats Incorporated Class A †	39,837	2,270,311

		4,934,977

Multiline Retail: 1.66%
Big Lots Stores Incorporated	89,202	4,609,067
Nordstrom Incorporated «	116,629	3,023,024

		7,632,091

Specialty Retail: 3.10%
American Eagle Outfitters Incorporated	292,251	5,257,595
Dick’s Sporting Goods Incorporated	58,538	3,325,544
Shoe Carnival Incorporated	122,666	4,485,896
Urban Outfitters Incorporated †	44,818	1,227,117

		14,296,152

Textiles, Apparel & Luxury Goods: 1.77%
Carter’s Incorporated	21,202	1,886,766
Lakeland Industries Incorporated †	123,509	2,447,948
Rocky Brands Incorporated	131,113	3,802,277

		8,136,991

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Small Company Value Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Energy: 3.68%

Energy Equipment & Services: 1.81%
Helmerich & Payne Incorporated	195,566	$4,453,038
Patterson-UTI Energy Incorporated	899,418	3,876,492

		8,329,530

Oil, Gas & Consumable Fuels: 1.87%
Diamondback Energy Incorporated	102,447	4,093,782
Southwestern Energy Company †	953,313	2,964,803
W&T Offshore Incorporated «†	789,069	1,546,575

		8,605,160

Financials: 23.50%

Banks: 16.18%
Ameris Bancorp	179,087	6,090,749
Atlantic Union Bankshares Corporation	191,187	5,718,403
Banc of California Incorporated	169,864	2,259,191
Banner Corporation	110,160	4,552,913
Customers Bancorp Incorporated †	193,141	3,262,151
FB Financial Corporation	129,204	4,124,192
First Foundation Incorporated	225,404	4,003,175
First Interstate BancSystem Class A	124,844	4,750,314
Great Southern Bancorp Incorporated	80,973	3,716,661
Heritage Financial Corporation	193,037	4,491,971
Independent Bank Corporation	140,165	2,384,207
Midland States Bancorp Incorporated	151,969	2,575,875
OceanFirst Financial Corporation	184,113	2,903,462
OFG Bancorp	232,843	3,900,120
Synovus Financial Corporation	202,458	6,391,599
Umpqua Holdings Corporation	290,956	4,041,379
Univest Corporation of Pennsylvania	172,205	3,153,074
Western Alliance Bancorp	121,257	6,216,846

		74,536,282

Capital Markets: 1.38%
Piper Jaffray Companies Incorporated	68,970	6,356,965

Insurance: 1.58%
American Equity Investment Life Holding Company	91,784	2,412,084
FBL Financial Group Incorporated	54,400	2,828,800
State Auto Financial Corporation	75,209	1,129,639
United Fire Group Incorporated	41,591	909,595

		7,280,118

Mortgage REITs: 0.84%
Capstead Mortgage Corporation	683,908	3,850,402

Thrifts & Mortgage Finance: 3.52%
Axos Financial Incorporated †	172,570	5,781,095
Homestreet Incorporated	128,484	4,156,457
Walker & Dunlop Incorporated	78,434	6,275,504

		16,213,056

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Portfolio  |  23

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Health Care: 5.40%

Biotechnology: 0.82%
Eagle Pharmaceuticals Incorporated †	10,555	$480,253
Five Prime Therapeutics Incorporated †	174,938	3,288,834

		3,769,087

Health Care Equipment & Supplies: 1.58%
AngioDynamics Incorporated †	129,886	1,846,979
ICU Medical Incorporated †	12,192	2,300,630
Merit Medical Systems Incorporated †	56,613	3,117,678

		7,265,287

Health Care Providers & Services: 2.68%
AMN Healthcare Services Incorporated †	52,494	3,420,509
Brookdale Senior Living Incorporated †	397,621	1,685,913
LHC Group Incorporated †	5,851	1,148,668
Option Care Health Incorporated †	159,995	2,519,921
The Ensign Group Incorporated	49,891	3,585,666

		12,360,677

Health Care Technology: 0.32%
Computer Programs & Systems Incorporated	52,340	1,488,026

Industrials: 22.91%

Aerospace & Defense: 1.06%
Ducommun Incorporated †	98,513	4,898,066

Air Freight & Logistics: 0.52%
Radiant Logistics Incorporated †	404,206	2,392,900

Airlines: 2.08%
Alaska Air Group Incorporated	130,525	6,652,859
SkyWest Incorporated	68,328	2,933,321

		9,586,180

Building Products: 2.28%
American Woodmark Corporation †	49,650	4,344,872
CSW Industrials Incorporated	24,864	2,667,659
Patrick Industries Incorporated	55,180	3,478,547

		10,491,078

Commercial Services & Supplies: 2.77%
ABM Industries Incorporated	95,906	3,692,381
Healthcare Services Group Incorporated	103,200	2,442,744
Herman Miller Incorporated	151,631	5,404,129
Stericycle Incorporated †	17,359	1,222,768

		12,762,022

Construction & Engineering: 2.08%
Comfort Systems Incorporated	52,348	2,637,816
Great Lakes Dredge & Dock Company †	133,748	1,510,015
MYR Group Incorporated †	38,687	1,978,066
Northwest Pipe Company †	62,134	1,788,217
Sterling Construction Company Incorporated †	102,745	1,642,893

		9,557,007

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Small Company Value Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Electrical Equipment: 2.21%
Atkore International Incorporated †	123,204	$4,802,492
Encore Wire Corporation	26,585	1,373,647
Regal-Beloit Corporation	33,466	3,983,793

		10,159,932

Machinery: 6.28%
Columbus McKinnon Corporation	63,255	2,390,406
Federal Signal Corporation	83,339	2,586,009
Hillenbrand Incorporated	134,520	5,040,464
Kadant Incorporated	29,650	3,792,532
Lydall Incorporated †	86,741	2,376,703
Miller Industries Incorporated	107,646	3,594,300
Mueller Water Products Incorporated Class A	210,380	2,497,211
Rexnord Corporation	75,969	2,849,597
The Shyft Group Incorporated	146,265	3,792,651

		28,919,873

Professional Services: 1.07%
CBIZ Incorporated †	54,185	1,312,361
Kelly Services Incorporated Class A	176,942	3,620,233

		4,932,594

Road & Rail: 1.06%
Arcbest Corporation	116,813	4,895,633

Trading Companies & Distributors: 1.50%
BMC Stock Holdings Incorporated †	78,417	3,837,728
CAI International Incorporated	97,489	3,085,527

		6,923,255

Information Technology: 8.54%

Communications Equipment: 0.62%
NETGEAR Incorporated †	89,472	2,846,104

Electronic Equipment, Instruments & Components: 3.04%
ePlus Incorporated †	32,327	2,725,489
Insight Enterprises Incorporated †	67,895	4,853,135
Methode Electronics Incorporated	112,274	3,931,835
PC Connection Incorporated	54,816	2,502,350

		14,012,809

IT Services: 1.53%
Conduent Incorporated †	676,117	2,853,214
Hackett Group Incorporated	14,521	204,456
TTEC Holdings Incorporated	37,291	2,523,109
Unisys Corporation †	101,903	1,485,746

		7,066,525

Semiconductors & Semiconductor Equipment: 2.47%
Cirrus Logic Incorporated †	25,478	2,040,788
Diodes Incorporated †	29,328	1,993,131
FormFactor Incorporated †	61,252	2,511,332
Ichor Holdings Limited †	71,087	2,267,675
Onto Innovation Incorporated †	57,691	2,550,519

		11,363,445

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Portfolio  |  25

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Software: 0.23%
American Software Incorporated Class A	65,316	$1,072,489

Technology Hardware, Storage & Peripherals: 0.65%
NCR Corporation †	107,737	2,981,083

Materials: 8.91%

Chemicals: 2.93%
Hawkins Incorporated	57,504	2,885,551
Ingevity Corporation †	61,355	4,085,016
Minerals Technologies Incorporated	86,423	5,243,283
Stepan Company	10,982	1,275,669

		13,489,519

Construction Materials: 1.07%
Eagle Materials Incorporated	54,280	4,938,937

Containers & Packaging: 0.38%
UFP Technologies Incorporated †	39,500	1,740,765

Metals & Mining: 3.67%
Kaiser Aluminum Corporation	68,445	5,337,341
Schnitzer Steel Industries Incorporated Class A	253,761	6,501,357
United States Steel Corporation	355,820	5,049,086

		16,887,784

Paper & Forest Products: 0.86%
Schweitzer-Mauduit International Incorporated	114,098	3,968,328

Real Estate: 8.83%

Equity REITs: 8.83%
Agree Realty Corporation	45,207	2,979,141
American Campus Communities Incorporated	79,191	3,151,802
Armada Hoffler Properties Incorporated	271,395	2,879,501
Global Medical REIT Incorporated	198,134	2,712,454
Independence Realty Trust Incorporated	285,382	3,675,720
Investors Real Estate Trust	31,812	2,207,753
Lexington Corporate Properties Trust	205,949	2,102,739
Monmouth Real Estate Investment Corporation	147,786	2,191,666
One Liberty Properties Incorporated	133,722	2,377,577
Outfront Media Incorporated	215,894	4,089,032
PotlatchDeltic Corporation	91,580	4,262,133
Retail Opportunity Investment Corporation	64,077	831,719
RLJ Lodging Trust	157,208	1,938,375
STAG Industrial Incorporated	113,214	3,371,513
Summit Hotel Properties Incorporated	217,987	1,894,307

		40,665,432

Total Common Stocks (Cost $378,017,724)		455,881,112

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Small Company Value Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

		Expiration date	Shares	Value
Warrants: 0.00%

Energy: 0.00%

Energy Equipment & Services: 0.00%
Parker Drilling Company †(a)		9-16-2024	8,457	$0

Total Warrants (Cost $0)				0

	Yield
Short-Term Investments: 2.16%

Investment Companies: 2.16%
Securities Lending Cash Investments LLC (l)(r)(u)	0.12%		6,188,169	6,188,169
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.02		3,783,891	3,783,891

Total Short-Term Investments (Cost $9,972,060)				9,972,060

Total investments in securities (Cost $387,989,784)	101.14%	465,853,172

Other assets and liabilities, net	(1.14)	(5,261,152)

Total net assets	100.00%	$460,592,020

«	All or a portion of this security is on loan.
†	Non-income-earning security
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sale proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares end of period	Income from affiliated securities

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	$0	$43,768,644	$(37,580,475)	$0	$0	$6,188,169		6,188,169	$2,085	#
Wells Fargo Government Money Market Fund Select Class	2,323,207	41,031,781	(39,571,097)	0	0	3,783,891		3,783,891	1,132

				$0	$0	$9,972,060	2.16%		$3,217

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Portfolio  |  27

Statement of assets and liabilities—November 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities (Including $5,995,628 of securities loaned), at value (cost $378,017,724)	$455,881,112
Investments in affiliated securities, at value (cost $9,972,060)	9,972,060
Receivable for investments sold	792,576
Receivable for dividends	311,616
Receivable for securities lending income, net	3,981
Prepaid expenses and other assets	81,239

Total assets	467,042,584

Liabilities
Payable upon receipt of securities loaned	6,188,169
Advisory fee payable	251,487
Accrued expenses and other liabilities	10,908

Total liabilities	6,450,564

Total net assets	$460,592,020

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Small Company Value Portfolio

Statement of operations—six months ended November 30, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $3,419)	$4,344,865
Income from affiliated securities	27,838

Total investment income	4,372,703

Expenses
Advisory fee	1,684,761
Custody and accounting fees	14,644
Professional fees	23,653
Shareholder report expenses	6,167
Trustees’ fees and expenses	9,583
Other fees and expenses	4,867

Total expenses	1,743,675
Less: Fee waivers and/or expense reimbursements	(185,271)

Net expenses	1,558,404

Net investment income	2,814,299

Realized and unrealized gains (losses) on investments
Net realized gains on investments	547,220
Net change in unrealized gains (losses) on investments	100,393,468

Net realized and unrealized gains (losses) on investments	100,940,688

Net increase in net assets resulting from operations	$103,754,987

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Portfolio  |  29

Statement of changes in net assets

	Six months ended November 30, 2020 (unaudited)	Year ended May 31, 2020

Operations
Net investment income	$2,814,299	$4,223,447
Net realized gains (losses) on investments	547,220	(50,607,316)
Net change in unrealized gains (losses) on investments	100,393,468	(40,450,997)

Net increase (decrease) in net assets resulting from operations	103,754,987	(86,834,866)

Capital Transactions
Transactions in investors’ beneficial interests
Contribution	17,803,789	464,639,096
Withdrawals	(62,636,146)	(103,765,259)

Net increase (decrease) in net assets resulting from capital transactions	(44,832,357)	360,873,837

Total increase in net assets	58,922,630	274,038,971

Net assets
Beginning of period	401,669,390	127,630,419

End of period	$460,592,020	$401,669,390

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Small Company Value Portfolio

Financial highlights

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
		2020	2019	2018	2017	2016
Total return[1]	27.60%	(13.74)%	(14.51)%	20.10%	19.44%	(4.96)%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.82%	0.86%	0.85%	0.84%	0.85%
Net expenses	0.74%	0.74%	0.75%	0.84%	0.84%	0.85%
Net investment income	1.34%	1.15%	0.80%	0.87%	0.72%	0.62%
Supplemental data
Portfolio turnover rate	43%	78%	168%	144%	110%	72%

[1]	Returns for periods of less than one year are not annualized

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Portfolio  |  31

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statements of Operations.

In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

32  |  Wells Fargo Small Company Value Portfolio

Notes to financial statements (unaudited)

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2020, the aggregate cost of all investments for federal income tax purposes was $400,245,512 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$92,388,287

Gross unrealized losses	(26,780,627)

Net unrealized gains	$65,607,660

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of November 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$2,157,192	$0	$0	$2,157,192

Consumer discretionary	77,117,570	0	0	77,117,570

Energy	16,934,690	0	0	16,934,690

Financials	108,236,823	0	0	108,236,823

Health care	24,883,077	0	0	24,883,077

Industrials	105,518,540	0	0	105,518,540

Information technology	39,342,455	0	0	39,342,455

Materials	41,025,333	0	0	41,025,333

Real estate	40,665,432	0	0	40,665,432

Warrants

Energy	0	0	0	0

Short-term investments

Investment companies	9,972,060	0	0	9,972,060

Total assets	$465,853,172	$0	$0	$465,853,172

Wells Fargo Small Company Value Portfolio  |  33

Notes to financial statements (unaudited)

Additional sector, industry or geographic detail for the Portfolio is included in the Portfolio of investments.

For the six months ended November 30, 2020, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management , an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.800%

Next $500 million	0.775

Next $1 billion	0.750

Next $1 billion	0.725

Next $1 billion	0.700

Over $4 billion	0.680

For the six months ended November 30, 2020, the advisory fee was equivalent to an annual rate of 0.80% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at the following annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2020 were $176,546,816 and $219,340,316, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

34  |  Wells Fargo Small Company Value Portfolio

Notes to financial statements (unaudited)

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of November 30, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Bank of America Securities Inc.	$2,210,379	$(2,210,379)	$0

Barclays Capital Inc.	1,636,097	(1,636,097)	0

Citigroup Global Markets Inc.	1,667,952	(1,667,952)	0

Credit Suisse Securities (USA) LLC	277,113	(277,113)	0

JPMorgan Securities LLC	29,595	(29,595)	0

Morgan Stanley & Co. LLC	174,492	(174,492)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2020, there were no borrowings by the Portfolio under the agreement.

8. INDEMNIFICATION

Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Small Company Value Portfolio  |  35

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

36  |  Wells Fargo Small Company Value Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Small Company Value Fund  |  37

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

38  |  Wells Fargo Small Company Value Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 67 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 67 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Small Company Value Fund  |  39

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2021 Wells Fargo & Company. All rights reserved.

PAR-1220-00734 01-20

SA286/SAR286 11-20

Semi-Annual Report

November 30, 2020

Wells Fargo Core Bond Fund

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The views expressed and any forward-looking statements are as of November 30, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Index Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“Global stock markets rallied strongly, driven by aggressive stimulus measures introduced by central banks and governments in response to challenges presented by the COVID-19 pandemic.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Core Bond Fund for the six-month period that ended November 30, 2020. Global stock markets rallied strongly, driven by aggressive stimulus measures introduced by central banks and governments in response to challenges presented by the COVID-19 pandemic. Emerging market equities had particularly robust results during the six-month period. Among bonds, high-yield issues led the way while U.S. bonds generally had more modest returns than their international counterparts.

For the period, U.S. stocks, based on the S&P 500 Index,1 returned 19.98% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 gained 23.28%. The MSCI EM Index (Net)3 rallied 31.14%. Among bond investments, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned a modest 1.79%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a robust 8.19%, the Bloomberg Barclays Municipal Bond Index6 had a 3.29% return, and the ICE BofA U.S. High Yield Index7 gained a healthy 10.47%.

Equities enjoyed a strong tailwind from monetary and fiscal stimulus.

Financial markets posted widely positive returns in June despite ongoing economic weakness and uncertainty regarding COVID-19 and the timing of an effective vaccine. As economies reopened, optimism rose. Vitally important to market sentiment was the ongoing global central bank commitment to provide economic support through liquidity and low borrowing costs. U.S. economic activity was boosted by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits for tens of millions of Americans through July. However, jobless rates remained historically high, easing somewhat from 14.7% in April to 11.1% in June. By late June, numerous states reported increases of COVID-19 cases, an ominous sign. China’s economic recovery picked up momentum in June.

July was broadly positive for both global equities and fixed income. However, economic data and a resurgence of COVID-19 cases pointed to the vulnerability of the global economy and the need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China reported 3.2% year-over-year second-quarter GDP growth. U.S. unemployment remained high despite adding 1.8 million jobs in July, as a double-digit jobless rate persisted. However, manufacturing activity grew in both the U.S. and the eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. A rising concern was the rapid and broad reemergence of COVID-19 infections.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government- related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Core Bond Fund

Letter to shareholders (unaudited)

The stock market continued to rally in August despite concerns over rising COVID-19 cases in the U.S. and Europe, as well as the expiration of the $600 weekly bonus unemployment benefit in July. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Federal Reserve’s announcement of a more accommodative policy shift that could lead to longer-term low interest rates. U.S. indices measuring manufacturing and services activities beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.

Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, only half of the 22 million jobs lost since the early spring had returned. The U.S. unemployment rate fell to 7.9% in September, a measurable improvement but far higher than the 3.5% pre-COVID-19 rate. Only 661,000 jobs were added for the month, down from 1.5 million in August. With the U.S. Congress failing to pass further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the markets. In the U.K., a lack of progress in Brexit talks with the European Union weighed on markets. China’s economy picked up steam, however, with growth fueled by increased global demand.

In October, capital markets took a step back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe responded with more economic restrictions. Meanwhile, Brexit remained unresolved. U.S. markets looked favorably at a possible Democratic sweep and control of the federal purse strings in anticipation of additional fiscal stimulus, which could boost economic activity. Meanwhile, China continued to stand apart, reporting 4.9% third-quarter GDP growth year over year.

Global stocks rallied broadly in November, propelled by optimism over three promising COVID-19 vaccines, which reported high effectiveness in trials. Global stock indices notched double-digit monthly gains. In a reversal of recent trends, value stocks outperformed growth and cyclical stocks outpaced technology stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The Eurozone Services Purchasing Managers’ Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity gauge indicated growth. The U.S. election results added to the market’s upbeat mood as investors gave thumbs-up to the certainty of the outcome after an unusual delay and anticipated more consistent policies in the new administration.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“Global stocks rallied broadly in November, propelled by optimism over three promising COVID-19 vaccines, which reported high effectiveness in trials.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Core Bond Fund  |  3

Letter to shareholders (unaudited)

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Preparing for LIBOR Transition

The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins more than $350 trillion of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021, which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.

The Fund holds at least one security that uses LIBOR as a floating reference rate and has a maturity date after 12-31-2021.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.

Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.

While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.

Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

4  |  Wells Fargo Core Bond Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio1

Wells Capital Management Incorporated

Portfolio managers

Maulik Bhansali, CFA®‡

Jarad Vasquez

Average annual total returns (%) as of November 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (MBFAX)	10-31-2001	3.21	3.15	3.27	8.07	4.09	3.75	0.82	0.78

Class C (MBFCX)	10-31-2001	6.25	3.33	2.98	7.25	3.33	2.98	1.57	1.53

Class R (WTRRX)[4]	7-9-2010	–	–	–	7.90	3.85	3.50	1.07	1.03

Class R4 (MBFRX)[5]	11-30-2012	–	–	–	8.35	4.39	4.04	0.59	0.52

Class R6 (WTRIX)[6]	11-30-2012	–	–	–	8.52	4.52	4.18	0.44	0.37

Administrator Class (MNTRX)	6-30-1997	–	–	–	8.16	4.17	3.84	0.76	0.70

Institutional Class (MBFIX)	10-31-2001	–	–	–	8.47	4.48	4.14	0.49	0.42

Bloomberg Barclays U.S. Aggregate Bond Index[7]	–	–	–	–	7.28	4.34	3.71	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Core Bond Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of November 30, 2020[8]

FNMA, 2.00%, 1-14-2051	2.15

U.S. Treasury Bond, 1.13%, 5-15-2040	2.12

U.S. Treasury Note, 0.25%, 11-15-2023	1.96

U.S. Treasury Note, 0.13%, 9-15-2023	1.90

U.S. Treasury Note, 1.38%, 5-31-2021	1.78

U.S. Treasury Note, 0.13%, 9-30-2022	1.72

U.S. Treasury Note, 0.13%, 8-31-2022	1.63

U.S. Treasury Note, 1.38%, 1-31-2021	1.54

FNMA, 2.00%, 2-12-2051	1.53

GNMA, 2.00%, 2-20-2051	1.52

Portfolio composition as of November 30, 2020[9]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.78% for Class A, 1.53% for Class C, 1.03% for Class R, 0.52% for Class R4, 0.37% for Class R6, 0.70% for Administrator Class, and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without theseis caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to the Class R shares.

[5]

Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Class R4 shares.

[6]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[7]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[8]

Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.

[9]

Figures represent the portfolio composition of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Core Bond Fund  |  7

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from June 1, 2020 to November 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6-1-2020	Ending account value 11-30-2020	Expenses paid during the period[1,2]	Annualized net expense ratio[1]

Class A

Actual	$1,000.00	$1,026.14	$3.96	0.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.16	$3.95	0.78%

Class C

Actual	$1,000.00	$1,022.46	$7.76	1.53%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.74	1.53%

Class R

Actual	$1,000.00	$1,025.26	$4.52	0.89%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.51	0.89%

Class R4

Actual	$1,000.00	$1,027.96	$2.64	0.52%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	$2.64	0.52%

Class R6

Actual	$1,000.00	$1,028.75	$1.88	0.37%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.21	$1.88	0.37%

Administrator Class

Actual	$1,000.00	$1,026.31	$3.56	0.70%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55	0.70%

Institutional Class

Actual	$1,000.00	$1,028.50	$2.14	0.42%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$2.13	0.42%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8  |  Wells Fargo Core Bond Fund

Portfolio of investments—November 30, 2020 (unaudited)

Value
Investment Companies: 100.07%

Affiliated Master Portfolio: 100.07%
Wells Fargo Core Bond Portfolio	$5,774,258,310

Total Investment Companies (Cost $5,595,388,697)	5,774,258,310

Total investments in securities (Cost $5,595,388,697)	100.07%	5,774,258,310

Other assets and liabilities, net	(0.07)	(3,821,966)

Total net assets	100.00%	$5,770,436,344

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Core Bond Portfolio	95%	95%	$113,703,226	$4,956,522	$51,164,373	$117,135	$5,774,258,310	100.07%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Fund  |  9

Statement of assets and liabilities—November 30, 2020 (unaudited)

Assets
Investments in affiliated Master Portfolio, at value (cost $5,595,388,697)	$5,774,258,310
Receivable for Fund shares sold	6,921,477
Prepaid expenses and other assets	10,947

Total assets	5,781,190,734

Liabilities
Payable for Fund shares redeemed	8,501,084
Management fee payable	21,853
Distributions payable	1,256,892
Administration fees payable	306,127
Distribution fees and expenses payable	10,948
Trustee’s fees payable	1,155
Accrued expenses and other liabilities	656,331

Total liabilities	10,754,390

Total net assets	$5,770,436,344

Net assets consist of
Paid-in capital	$5,326,067,146
Total distributable earnings	444,369,198

Total net assets	$5,770,436,344

Computation of net asset value and offering price per share
Net assets – Class A	$330,206,396
Shares outstanding – Class A1	22,836,988
Net asset value per share – Class A	$14.46
Maximum offering price per share – Class A2	$15.14
Net assets – Class C	$16,746,775
Shares outstanding – Class C1	1,169,603
Net asset value per share – Class C	$14.32
Net assets – Class R	$1,882,127
Shares outstanding – Class R1	133,373
Net asset value per share – Class R	$14.11
Net assets – Class R4	$4,289,893
Share outstanding – Class R4[1]	304,094
Net asset value per share – Class R4	$14.11
Net assets – Class R6	$2,415,430,780
Shares outstanding – Class R6[1]	171,314,189
Net asset value per share – Class R6	$14.10
Net assets – Administrator Class	$256,657,027
Shares outstanding – Administrator Class[1]	18,185,217
Net asset value per share – Administrator Class	$14.11
Net assets – Institutional Class	$2,745,223,346
Shares outstanding – Institutional Class[1]	194,764,861
Net asset value per share – Institutional Class	$14.10

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Core Bond Fund

Statement of operations—six months ended November 30, 2020 (unaudited)

Investment income
Interest allocated from affiliated Master Portfolio (net of foreign withholding taxes of $3,669)	$51,164,373
Affiliated income allocated from affiliated Master Portfolio	117,135
Expenses allocated from affiliated Master Portfolio	(9,967,396)

Total investment income	41,314,112

Expenses
Management fee	1,398,006
Administration fees
Class A	258,034
Class C	19,157
Class R	1,971
Class R4	1,703
Class R6	384,930
Administrator Class	120,870
Institutional Class	1,030,953
Shareholder servicing fees
Class A	400,910
Class C	29,805
Class R	1,753
Class R4	2,122
Administrator Class	295,375
Distribution fees
Class C	89,332
Class R	2,324
Custody and accounting fees	92,574
Professional fees	17,758
Registration fees	119,283
Shareholder report expenses	163,673
Trustees’ fees and expenses	11,029
Other fees and expenses	51,398

Total expenses	4,492,960
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,079,043)
Class A	(36,938)
Class C	(2,462)
Class R4	(763)
Class R6	(384,930)
Administrator Class	(35,319)
Institutional Class	(466,119)

Net expenses	2,487,386

Net investment income	38,826,726

Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	113,703,226
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	4,956,522

Net realized and unrealized gains (losses) on investments	118,659,748

Net increase in net assets resulting from operations	$157,486,474

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Fund  |  11

Statement of changes in net assets

	Six months ended November 30, 2020 (unaudited)		Year ended May 31, 2020

Operations
Net investment income		$38,826,726		$120,113,953
Net realized gains on investments		113,703,226		306,742,964
Net change in unrealized gains (losses) on investments		4,956,522		56,934,677

Net increase in net assets resulting from operations		157,486,474		483,791,594

Distributions to shareholders from net investment income and net realized gains
Class A		(1,998,606)		(6,294,414)
Class C		(61,316)		(417,858)
Class R		(14,194)		(97,982)
Class R4		(31,989)		(161,109)
Class R6		(21,256,070)		(63,508,068)
Administrator Class		(1,592,881)		(4,506,235)
Institutional Class		(20,630,505)		(59,496,339)

Total distributions to shareholders		(45,585,561)		(134,482,005)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,975,423	57,145,100	5,035,376	68,831,957
Class C	348,418	4,961,849	737,031	9,984,279
Class R	14,553	203,415	91,423	1,215,599
Class R4	39,118	547,659	183,129	2,446,252
Class R6	20,787,518	291,035,956	46,956,601	627,133,874
Administrator Class	5,641,679	79,270,173	5,387,937	72,239,222
Institutional Class	42,702,899	598,700,209	67,880,909	903,670,274

		1,031,864,361		1,685,521,457

Reinvestment of distributions
Class A	122,458	1,761,667	399,765	5,475,932
Class C	2,877	40,971	14,131	191,525
Class R	457	6,409	1,589	21,221
Class R4	2,273	31,898	12,039	160,382
Class R6	1,088,189	15,265,637	3,578,858	47,809,034
Administrator Class	109,602	1,538,931	324,731	4,342,589
Institutional Class	1,305,997	18,315,815	3,940,416	52,636,436

		36,961,328		110,637,119

Payment for shares redeemed
Class A	(2,404,024)	(34,535,591)	(7,058,184)	(96,112,855)
Class C	(1,174,718)	(16,749,433)	(1,381,669)	(18,673,889)
Class R	(115,921)	(1,623,923)	(519,677)	(6,891,248)
Class R4	(66,275)	(924,399)	(700,264)	(9,317,864)
Class R6	(34,745,894)	(487,222,961)	(60,509,001)	(803,022,923)
Administrator Class	(3,363,283)	(47,207,210)	(5,797,513)	(77,110,768)
Institutional Class	(20,463,288)	(286,704,563)	(81,653,483)	(1,088,476,808)

		(874,968,080)		(2,099,606,355)

Net increase (decrease) in net assets resulting from capital share transactions		193,857,609		(303,447,779)

Total increase in net assets		305,758,522		45,861,810

Net assets
Beginning of period		5,464,677,822		5,418,816,012

End of period		$5,770,436,344		$5,464,677,822

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Core Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS A		2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.17	$13.28	$12.86	$13.22	$13.28	$13.16
Net investment income	0.07	0.25	0.32	0.24	0.19 [1]	0.19 [1]
Net realized and unrealized gains (losses) on investments	0.31	0.93	0.42	(0.36)	0.00	0.12

Total from investment operations	0.38	1.18	0.74	(0.12)	0.19	0.31
Distributions to shareholders from
Net investment income	(0.09)	(0.26)	(0.32)	(0.24)	(0.19)	(0.19)
Net realized gains	0.00	(0.03)	0.00	0.00	(0.06)	0.00

Total distributions to shareholders	(0.09)	(0.29)	(0.32)	(0.24)	(0.25)	(0.19)
Net asset value, end of period	$14.46	$14.17	$13.28	$12.86	$13.22	$13.28
Total return[2]	2.69%	9.03%	5.87%	(0.96)%	1.48%	2.36%
Ratios to average net assets (annualized)
Gross expenses[3]	0.82%	0.82%	0.83%	0.83%	0.83%	0.83%
Net expenses[3]	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income[3]	1.01%	1.85%	2.50%	1.79%	1.40%	1.43%
Supplemental data
Portfolio turnover rate[4]	213%	603%	577%	542%	614%	667%
Net assets, end of period (000s omitted)	$330,206	$299,642	$302,246	$320,208	$360,276	$699,273

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Fund  |  13

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS C		2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.03	$13.15	$12.74	$13.09	$13.15	$13.03
Net investment income	0.03	0.15	0.23	0.14	0.09	0.09
Net realized and unrealized gains (losses) on investments	0.30	0.92	0.40	(0.35)	0.00	0.12

Total from investment operations	0.33	1.07	0.63	(0.21)	0.09	0.21
Distributions to shareholders from
Net investment income	(0.04)	(0.16)	(0.22)	(0.14)	(0.09)	(0.09)
Net realized gains	0.00	(0.03)	0.00	0.00	(0.06)	0.00

Total distributions to shareholders	(0.04)	(0.19)	(0.22)	(0.14)	(0.15)	(0.09)
Net asset value, end of period	$14.32	$14.03	$13.15	$12.74	$13.09	$13.15
Total return[1]	2.32%	8.22%	5.04%	(1.65)%	0.72%	1.61%
Ratios to average net assets (annualized)
Gross expenses[2]	1.57%	1.57%	1.58%	1.58%	1.58%	1.58%
Net expenses[2]	1.53%	1.53%	1.53%	1.53%	1.53%	1.53%
Net investment income[2]	0.27%	1.11%	1.75%	1.04%	0.68%	0.68%
Supplemental data
Portfolio turnover rate[3]	213%	603%	577%	542%	614%	667%
Net assets, end of period (000s omitted)	$16,747	$27,971	$34,494	$47,843	$59,049	$66,612

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Core Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS R		2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.83	$12.96	$12.55	$12.90	$12.97	$12.85
Net investment income	0.06 [1]	0.22 [1]	0.28 [1]	0.20 [1]	0.15 [1]	0.15 [1]
Net realized and unrealized gains (losses) on investments	0.30	0.90	0.41	(0.35)	(0.01)	0.12

Total from investment operations	0.36	1.12	0.69	(0.15)	0.14	0.27
Distributions to shareholders from
Net investment income	(0.08)	(0.22)	(0.28)	(0.20)	(0.15)	(0.15)
Net realized gains	0.00	(0.03)	0.00	0.00	(0.06)	0.00

Total distributions to shareholders	(0.08)	(0.25)	(0.28)	(0.20)	(0.21)	(0.15)
Net asset value, end of period	$14.11	$13.83	$12.96	$12.55	$12.90	$12.97
Total return[2]	2.60%	8.80%	5.61%	(1.19)%	1.15%	2.13%
Ratios to average net assets (annualized)
Gross expenses[3]	0.90%	1.05%	1.07%	1.08%	1.08%	1.08%
Net expenses[3]	0.89%	1.02%	1.03%	1.03%	1.03%	1.03%
Net investment income[3]	0.90%	1.66%	2.25%	1.54%	1.18%	1.18%
Supplemental data
Portfolio turnover rate[4]	213%	603%	577%	542%	614%	667%
Net assets, end of period (000s omitted)	$1,882	$3,241	$8,565	$12,230	$13,826	$17,985

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS R4		2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.83	$12.95	$12.55	$12.89	$12.95	$12.83
Net investment income	0.09 [1]	0.29 [1]	0.35	0.26 [1]	0.22	0.22
Net realized and unrealized gains (losses) on investments	0.30	0.91	0.40	(0.34)	0.00	0.12

Total from investment operations	0.39	1.20	0.75	(0.08)	0.22	0.34
Distributions to shareholders from
Net investment income	(0.11)	(0.29)	(0.35)	(0.26)	(0.22)	(0.22)
Net realized gains	0.00	(0.03)	0.00	0.00	(0.06)	0.00

Total distributions to shareholders	(0.11)	(0.32)	(0.35)	(0.26)	(0.28)	(0.22)
Net asset value, end of period	$14.11	$13.83	$12.95	$12.55	$12.89	$12.95
Total return[2]	2.80%	9.34%	6.07%	(0.61)%	1.74%	2.65%
Ratios to average net assets (annualized)
Gross expenses[3]	0.59%	0.59%	0.60%	0.60%	0.60%	0.60%
Net expenses[3]	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%
Net investment income[3]	1.26%	2.19%	2.76%	2.01%	1.70%	1.69%
Supplemental data
Portfolio turnover rate[4]	213%	603%	577%	542%	614%	667%
Net assets, end of period (000s omitted)	$4,290	$4,549	$10,805	$11,680	$43,205	$41,272

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Core Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS R6		2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.82	$12.95	$12.54	$12.89	$12.95	$12.83
Net investment income	0.10	0.30	0.37	0.28	0.24	0.24
Net realized and unrealized gains (losses) on investments	0.30	0.91	0.41	(0.35)	0.00	0.12

Total from investment operations	0.40	1.21	0.78	(0.07)	0.24	0.36
Distributions to shareholders from
Net investment income	(0.12)	(0.31)	(0.37)	(0.28)	(0.24)	(0.24)
Net realized gains	0.00	(0.03)	0.00	0.00	(0.06)	0.00

Total distributions to shareholders	(0.12)	(0.34)	(0.37)	(0.28)	(0.30)	(0.24)
Net asset value, end of period	$14.10	$13.82	$12.95	$12.54	$12.89	$12.95
Total return[1]	2.87%	9.42%	6.31%	(0.54)%	1.90%	2.81%
Ratios to average net assets (annualized)
Gross expenses[2]	0.44%	0.44%	0.45%	0.45%	0.45%	0.45%
Net expenses[2]	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income[2]	1.42%	2.26%	2.92%	2.24%	1.87%	1.84%
Supplemental data
Portfolio turnover rate[3]	213%	603%	577%	542%	614%	667%
Net assets, end of period (000s omitted)	$2,415,431	$2,545,332	$2,513,644	$1,360,847	$797,896	$450,791

[1]	Returns for periods of less than one year are not annualized.

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
ADMINISTRATOR CLASS		2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.83	$12.96	$12.56	$12.90	$12.97	$12.85
Net investment income	0.08 [1]	0.26	0.33 [1]	0.24 [1]	0.21	0.19
Net realized and unrealized gains (losses) on investments	0.29	0.90	0.40	(0.34)	(0.02)	0.12

Total from investment operations	0.37	1.16	0.73	(0.10)	0.19	0.31
Distributions to shareholders from
Net investment income	(0.09)	(0.26)	(0.33)	(0.24)	(0.20)	(0.19)
Net realized gains	0.00	(0.03)	0.00	0.00	(0.06)	0.00

Total distributions to shareholders	(0.09)	(0.29)	(0.33)	(0.24)	(0.26)	(0.19)
Net asset value, end of period	$14.11	$13.83	$12.96	$12.56	$12.90	$12.97
Total return[2]	2.70%	9.14%	5.87%	(0.79)%	1.48%	2.47%
Ratios to average net assets (annualized)
Gross expenses[3]	0.76%	0.76%	0.76%	0.77%	0.77%	0.77%
Net expenses[3]	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income[3]	1.09%	1.92%	2.58%	1.86%	1.50%	1.51%
Supplemental data
Portfolio turnover rate[4]	213%	603%	577%	542%	614%	667%
Net assets, end of period (000s omitted)	$256,657	$218,522	$205,825	$269,057	$373,042	$529,530

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Core Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
INSTITUTIONAL CLASS		2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.82	$12.94	$12.54	$12.88	$12.95	$12.83
Net investment income	0.10	0.29	0.36	0.28	0.23	0.23
Net realized and unrealized gains (losses) on investments	0.29	0.92	0.40	(0.34)	(0.01)	0.12

Total from investment operations	0.39	1.21	0.76	(0.06)	0.22	0.35
Distributions to shareholders from
Net investment income	(0.11)	(0.30)	(0.36)	(0.28)	(0.23)	(0.23)
Net realized gains	0.00	(0.03)	0.00	0.00	(0.06)	0.00

Total distributions to shareholders	(0.11)	(0.33)	(0.36)	(0.28)	(0.29)	(0.23)
Net asset value, end of period	$14.10	$13.82	$12.94	$12.54	$12.88	$12.95
Total return[1]	2.85%	9.45%	6.18%	(0.51)%	1.77%	2.76%
Ratios to average net assets (annualized)
Gross expenses[2]	0.49%	0.49%	0.50%	0.50%	0.50%	0.50%
Net expenses[2]	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income[2]	1.37%	2.21%	2.86%	2.16%	1.82%	1.79%
Supplemental data
Portfolio turnover rate[3]	213%	603%	577%	542%	614%	667%
Net assets, end of period (000s omitted)	$2,745,223	$2,365,421	$2,343,238	$3,318,290	$3,166,348	$2,102,073

[1]	Returns for periods of less than one year are not annualized.

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Fund  |  19

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Core Bond Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Wells Fargo Core Bond Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. As of November 30, 2020, the Fund owned 95% of Wells Fargo Core Bond Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the six months ended November 30, 2020 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

20  |  Wells Fargo Core Bond Fund

Notes to financial statements (unaudited)

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2020, the aggregate cost of all investments for federal income tax purposes was $5,592,245,257 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$182,013,053

Gross unrealized losses	0

Net unrealized gains	$182,013,053

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At November 30, 2020, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio

Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation	$5,774,258,310

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the six months ended November 30, 2020, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Wells Fargo Core Bond Fund  |  21

Notes to financial statements (unaudited)

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.16%

Class R4, Institutional Class	0.08

Class R6	0.03

Administrator Class	0.10

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.78% for Class A shares, 1.53% for Class C shares, 1.03% for Class R shares, 0.52% for Class R4 shares, 0.37% for Class R6 shares, 0.70% for Administrator shares, and 0.42% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended November 30, 2020, Funds Distributor received $5,417 from the sale of Class A shares. Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A or Class C shares for the six months ended November 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$11,611,152,238	$1,892,826,772	$11,164,563,457	$1,682,795,393

22  |  Wells Fargo Core Bond Fund

Notes to financial statements (unaudited)

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2020, there were no borrowings by the Fund under the agreement.

7. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

9. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Core Bond Fund  |  23

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency Securities: 30.69%
FHLMC (1 Month LIBOR +0.35%) ±	0.49%	12-15-2048	$1,241,276	$1,245,562
FHLMC	1.75	5-15-2043	2,994,601	3,088,286
FHLMC (1 Month LIBOR +0.35%) ±	2.85	10-15-2037	4,838,938	4,823,768
FHLMC	3.00	10-15-2047	12,028,184	12,572,319
FHLMC	3.00	2-1-2050	999,365	1,062,799
FHLMC	3.00	5-15-2050	6,249,920	6,724,267
FHLMC	3.50	4-1-2049	4,899,034	5,397,453
FHLMC	3.50	8-1-2049	4,704,516	5,150,078
FHLMC	3.50	11-1-2049	15,429,035	16,404,180
FHLMC	4.00	1-1-2035	154,988	172,723
FHLMC	4.00	1-1-2036	255,855	281,670
FHLMC	4.00	10-1-2036	1,805,311	1,969,850
FHLMC	4.00	3-1-2037	212,339	235,822
FHLMC	4.00	3-1-2037	238,197	269,008
FHLMC	4.00	3-1-2037	410,576	451,765
FHLMC	4.00	4-1-2037	1,684,545	1,853,526
FHLMC	4.00	4-1-2037	2,181,716	2,422,843
FHLMC	4.00	8-1-2038	12,901,520	13,842,109
FHLMC	4.00	1-1-2048	1,496,008	1,660,780
FHLMC	4.00	11-1-2048	11,721,246	12,870,973
FHLMC	4.00	7-1-2049	14,835,567	16,471,897
FHLMC	4.00	7-1-2049	41,720,255	45,781,948
FHLMC	4.50	6-1-2039	205,096	230,158
FHLMC	4.50	7-1-2039	265,786	307,961
FHLMC	4.50	11-1-2048	6,624,862	7,357,708
FHLMC	4.50	3-1-2049	2,725,406	3,039,919
FHLMC	4.50	8-1-2049	23,749,644	26,367,718
FHLMC	5.00	5-1-2048	8,014,649	9,170,632
FHLMC	5.00	3-1-2049	15,707,313	17,769,267
FHLMC	6.50	4-1-2021	26	26
FHLMC Series 1897 Class K	7.00	9-15-2026	288	320
FHLMC Series 264 Class 30	3.00	7-15-2042	11,998,645	12,852,316
FHLMC Series 4426 Class QC	1.75	7-15-2037	5,301,433	5,481,258
FHLMC Series 4705 Class A	4.50	9-15-2042	2,315,575	2,388,260
FHLMC Series 4763 Class CA	3.00	9-15-2038	1,399,145	1,511,698
FHLMC Series 4767 Class KA	3.00	3-15-2048	3,746,893	4,052,167
FHLMC Series 4786 Class DP	4.50	7-15-2042	435,584	436,844
FNMA (1 Month LIBOR +0.35%) ±	0.50	10-15-2037	16,718,983	16,715,417
FNMA %%	1.50	12-16-2035	21,000,000	21,532,793
FNMA	1.50	1-25-2043	10,531,018	10,765,867
FNMA	1.50	1-25-2043	4,037,971	4,169,746
FNMA	1.50	4-25-2043	1,235,601	1,262,686
FNMA %%	1.50	2-12-2051	29,300,000	29,542,091
FNMA	1.70	8-25-2033	13,310,341	13,766,663
FNMA	1.75	5-25-2043	4,274,525	4,444,756
FNMA	1.75	6-25-2046	24,807,498	25,812,239
FNMA	2.00	11-1-2035	44,231,062	46,062,434
FNMA %%	2.00	12-16-2035	5,300,000	5,517,072
FNMA	2.00	6-25-2038	13,509,119	14,116,080
FNMA %%	2.00	12-14-2050	3,800,000	3,947,575
FNMA %%	2.00	1-14-2051	126,100,000	130,752,978
FNMA %%	2.00	2-12-2051	90,400,000	93,477,555
FNMA	2.50	11-25-2044	2,937,559	3,128,019
FNMA	2.50	9-1-2050	44,826,088	47,637,645
FNMA	2.50	10-1-2050	41,012,763	43,635,387
FNMA (12 Month LIBOR +1.59%) ±	2.69	1-1-2046	12,493,973	12,974,097

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
FNMA (12 Month LIBOR +1.58%) ±	2.76%	6-1-2045	$3,553,064	$3,690,066
FNMA	3.00	1-1-2043	6,892,618	7,343,763
FNMA	3.00	11-25-2043	3,177,965	3,290,250
FNMA	3.00	5-25-2048	8,731,081	9,365,213
FNMA	3.00	7-25-2049	4,132,951	4,341,350
FNMA	3.00	2-1-2050	718,950	764,585
FNMA	3.00	6-1-2050	24,700,793	26,162,784
FNMA	3.50	9-1-2032	6,348,273	6,716,170
FNMA	3.50	6-1-2049	1,902,794	2,023,342
FNMA	3.50	11-1-2049	16,625,953	17,652,565
FNMA	4.00	9-1-2033	3,448,831	3,695,123
FNMA	4.00	12-1-2036	290,366	319,603
FNMA	4.00	10-1-2037	2,012,567	2,193,926
FNMA	4.00	5-1-2038	572,289	613,117
FNMA	4.00	9-1-2045	1,098,171	1,237,453
FNMA	4.00	1-1-2046	7,077,503	7,974,448
FNMA	4.00	10-1-2046	487,806	529,631
FNMA	4.00	12-1-2046	667,955	725,175
FNMA	4.00	1-1-2047	4,584,390	4,940,274
FNMA	4.00	2-1-2047	5,152,121	5,720,847
FNMA	4.00	4-1-2047	685,153	774,037
FNMA	4.00	4-1-2047	657,984	707,923
FNMA	4.00	4-1-2047	722,022	801,169
FNMA	4.00	9-1-2047	2,674,505	2,897,304
FNMA	4.00	10-1-2047	669,245	756,075
FNMA	4.00	10-1-2047	677,142	757,314
FNMA	4.00	10-1-2047	1,794,078	1,939,327
FNMA	4.00	11-1-2047	308,743	334,063
FNMA	4.00	11-1-2047	632,918	685,015
FNMA	4.00	3-1-2048	17,658,490	19,943,970
FNMA	4.00	7-1-2048	24,920,352	27,296,693
FNMA	4.00	9-1-2048	6,054,769	6,640,743
FNMA	4.00	10-1-2048	5,152,271	5,615,813
FNMA	4.00	11-1-2048	5,430,745	5,985,651
FNMA	4.00	12-1-2048	3,709,641	4,189,821
FNMA	4.00	2-1-2049	6,156,430	6,842,953
FNMA	4.00	3-1-2049	2,553,506	2,777,349
FNMA	4.00	4-1-2049	3,418,562	3,719,981
FNMA	4.00	5-1-2049	475,797	518,108
FNMA	4.00	5-1-2049	382,274	418,739
FNMA	4.00	5-1-2049	3,443,179	3,738,932
FNMA	4.00	5-1-2049	3,706,965	4,145,784
FNMA	4.00	5-1-2049	12,556,626	14,185,396
FNMA	4.00	6-1-2049	3,093,980	3,366,190
FNMA	4.00	6-1-2049	1,512,509	1,635,743
FNMA	4.00	12-1-2049	7,123,660	8,052,182
FNMA	4.00	12-1-2049	4,170,839	4,631,181
FNMA	4.50	5-1-2034	1,316,465	1,460,959
FNMA	4.50	6-1-2041	264,913	304,675
FNMA	4.50	3-1-2043	3,070,232	3,530,540
FNMA	4.50	3-1-2044	940,905	1,082,256
FNMA	4.50	10-1-2045	4,791,807	5,511,723
FNMA	4.50	2-1-2046	95,448	106,276
FNMA	4.50	3-1-2048	1,463,919	1,617,131
FNMA	4.50	4-1-2048	2,977,409	3,289,036
FNMA	4.50	5-1-2048	1,757,516	1,940,400

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  25

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
FNMA	4.50%	6-1-2048	$1,905,528	$2,175,867
FNMA	4.50	7-1-2048	5,944,888	6,693,755
FNMA	4.50	8-1-2048	9,884,873	11,040,724
FNMA	4.50	10-1-2048	2,132,788	2,361,893
FNMA	4.50	10-1-2048	8,913,751	9,949,456
FNMA	4.50	10-1-2048	12,989,098	14,422,729
FNMA	4.50	11-1-2048	2,683,933	3,064,692
FNMA	4.50	1-1-2049	15,699,276	17,535,217
FNMA	4.50	2-1-2049	8,899,247	9,935,990
FNMA	4.50	4-1-2049	3,055,979	3,386,714
FNMA	4.50	5-1-2049	1,401,131	1,552,766
FNMA	4.50	5-1-2049	7,114,799	7,744,785
FNMA	4.50	6-1-2049	6,840,452	7,663,220
FNMA	4.50	7-1-2049	6,813,800	7,633,383
FNMA	4.50	7-1-2049	10,965,172	12,214,920
FNMA	4.50	8-1-2049	6,455,573	7,232,045
FNMA	4.50	2-1-2050	2,103,116	2,313,792
FNMA	4.50	3-1-2050	7,462,179	8,392,041
FNMA	4.50	3-1-2050	12,936,619	14,443,894
FNMA	4.50	3-1-2050	855,664	942,748
FNMA	4.50	4-1-2050	2,518,007	2,852,685
FNMA	4.50	4-1-2050	3,919,988	4,500,523
FNMA	4.50	4-1-2050	1,923,593	2,116,428
FNMA	4.50	1-1-2059	11,553,611	13,270,019
FNMA	5.00	7-1-2044	420,469	470,502
FNMA	5.00	9-1-2048	2,268,453	2,556,434
FNMA	5.00	9-1-2048	761,580	855,487
FNMA	5.00	10-1-2048	117,064	133,636
FNMA	5.00	12-1-2048	5,250,760	5,866,532
FNMA	5.00	1-1-2049	8,843,551	9,970,886
FNMA	5.00	6-1-2049	34,888,422	39,783,879
FNMA	5.00	8-1-2049	42,434,365	49,068,430
FNMA	5.00	8-1-2049	22,762,620	26,133,477
FNMA	5.00	11-1-2049	7,417,367	8,359,012
FNMA	5.50	12-1-2048	5,393,025	6,190,523
FNMA	5.50	6-1-2049	14,242,272	16,643,028
FNMA	6.00	4-1-2022	1,383	1,546
FNMA	6.00	2-1-2029	2,439	2,737
FNMA	6.00	3-1-2033	27,610	32,525
FNMA	6.00	11-1-2033	9,649	11,438
FNMA Series 2017-13 Class PA	3.00	8-25-2046	4,574,674	4,828,726
FNMA Series 2017-M7 Class A2 ±±	2.96	2-25-2027	2,040,000	2,289,166
FNMA Series 2018-14 Class KC	3.00	3-25-2048	4,451,997	4,795,776
FNMA Series 2018-15 Class AB	3.00	3-25-2048	1,533,255	1,654,266
FNMA Series 2018-8 Class KL	2.50	3-25-2047	6,325,982	6,604,326
FNMA Series 414 Class A35	3.50	10-25-2042	10,323,934	11,058,386
GNMA %%	2.00	12-21-2050	70,800,000	74,058,425
GNMA %%	2.00	2-20-2051	88,900,000	92,529,239
GNMA %%	2.50	1-21-2051	45,900,000	48,249,125
GNMA	3.50	1-20-2048	5,042,777	5,551,084
GNMA	3.50	3-20-2049	4,286,355	4,529,243
GNMA	4.00	6-20-2047	45,075,053	48,733,958
GNMA	4.00	3-20-2048	1,358,516	1,470,310
GNMA	4.00	4-20-2048	2,412,068	2,622,252
GNMA	4.00	4-20-2048	2,056,798	2,263,090
GNMA	4.00	4-20-2048	1,544,479	1,712,002

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
GNMA	4.00%	4-20-2048	$4,821,172	$5,181,938
GNMA	4.00	5-20-2048	13,939,628	15,024,813
GNMA	4.00	5-20-2049	2,785,240	3,028,524
GNMA	4.00	6-20-2049	9,380,200	10,198,540
GNMA	4.00	7-20-2049	6,966,128	7,573,479
GNMA	4.50	8-15-2047	1,244,283	1,383,707
GNMA %%	4.50	6-20-2048	8,957,671	9,676,727
GNMA	4.50	2-20-2049	8,277,391	9,243,942
GNMA	4.50	3-20-2049	1,109,647	1,215,949
GNMA	4.50	4-20-2049	2,059,299	2,255,892
GNMA	4.50	5-20-2049	1,953,101	2,141,126
GNMA	4.50	5-20-2049	2,164,682	2,379,498
GNMA	4.50	5-20-2049	1,657,671	1,824,032
GNMA	5.00	12-20-2039	177,781	205,525
GNMA	5.00	11-20-2045	269,625	300,153
GNMA	5.00	3-20-2048	13,119,324	14,516,312
GNMA	5.00	5-20-2048	6,921,441	7,595,613
GNMA	5.00	6-20-2048	25,470,807	27,899,051
GNMA	5.00	7-20-2048	4,668,147	5,119,821
GNMA	5.00	8-20-2048	7,488,073	8,199,666
GNMA	5.00	12-20-2048	8,043,965	8,787,625
GNMA	5.00	1-20-2049	1,594,809	1,745,648
GNMA	5.00	1-20-2049	6,274,771	7,189,303
GNMA	5.00	2-20-2049	1,499,467	1,677,066
GNMA	5.00	3-20-2049	1,842,677	2,058,658
GNMA Series 2012-141 Class WA ±±	4.54	11-16-2041	1,287,430	1,437,292
GNMA Series 2017-167 Class BQ	2.50	8-20-2044	5,634,081	5,843,340
GNMA Series 2018-11 Class PC	2.75	12-20-2047	9,803,895	10,216,527
GNMA Series 2019-132 Class NA	3.50	9-20-2049	7,254,641	7,627,697

Total Agency Securities (Cost $1,821,261,389)				1,870,498,311

Asset-Backed Securities: 10.01%
AmeriCredit Automobile Receivables Series 2020-1 Class A2	1.10	3-20-2023	942,746	945,514
AmeriCredit Automobile Receivables Series 2020-2 Class A2	0.60	12-18-2023	9,636,000	9,652,935
AmeriCredit Automobile Receivables Series 2020-3 Class A3	0.53	6-18-2025	5,324,000	5,331,528
Avis Budget Rental Car Funding LLC Series 2017-1A Class A 144A	3.07	9-20-2023	1,620,000	1,662,018
Avis Budget Rental Car Funding LLC Series 2020-2A Class A 144A	2.02	2-20-2027	9,026,000	9,146,769
Avis Budget Rental Car Funding LLC Series 2019-3A Class A1 144A	2.36	3-20-2026	3,825,000	3,938,889
Capital One Multi-Asset Execution Trust Series 2016-A2 Class A2 (1 Month LIBOR +0.63%) ±	0.77	2-15-2024	8,478,000	8,496,003
Capital One Multi-Asset Execution Trust Series 2016-A7 Class A7 (1 Month LIBOR +0.51%) ±	0.65	9-16-2024	5,081,000	5,102,646
College Avenue Student Loan Trust Series 2017-A Class A1 (1 Month LIBOR +1.65%) 144A ±	1.80	11-26-2046	2,819,783	2,847,675
College Avenue Student Loan Trust Series 2018-A Class A2 144A	4.13	12-26-2047	2,036,406	2,149,138
College Avenue Student Loan Trust Series 2019- A Class A2 144A	3.28	12-28-2048	3,873,941	4,031,320
Ford Credit Auto Lease Trust Series 2020-B Class A3	0.62	8-15-2023	11,029,000	11,072,765
Ford Credit Auto Owner Trust Series 2018-1 Class A 144A	3.19	7-15-2031	16,494,000	18,081,714
Ford Credit Auto Owner Trust Series 2018-2 Class A 144A	3.47	1-15-2030	6,806,000	7,309,076
Ford Credit Auto Owner Trust Series 2019-1 Class A 144A	3.52	7-15-2030	11,868,000	12,947,474
Ford Credit Auto Owner Trust Series 2020-1 Class A 144A	2.04	8-15-2031	13,168,000	13,841,342
Ford Credit Auto Owner Trust Series 2020-2 Class A 144A	1.06	4-15-2033	14,632,000	14,705,369
Ford Credit Auto Owner Trust Series 2020-A Class A3	1.04	8-15-2024	5,068,000	5,125,434
Ford Credit Auto Owner Trust Series 2020-C Class A3	0.41	7-15-2025	5,229,000	5,235,175
Ford Credit Auto Owner Trust Series 2020-C Class A4	0.51	8-15-2026	3,750,000	3,763,091
Ford Credit Floorplan Master Owner Trust Series 2020-1 Class A1	0.70	9-15-2025	14,869,000	14,940,997
Ford Credit Floorplan Master Owner Trust Series 2020-2 Class A	1.06	9-15-2027	21,118,000	21,339,458

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  27

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
General Motors Company Series 2020-2 Class A 144A	0.69%	10-15-2025	$4,580,000	$4,584,357
GM Financial Consumer Automobile Receivables Trust Series 2020-2 Class A4	1.01	7-22-2024	1,127,000	1,141,722
Navient Student Loan Trust Series 2016-3A Class A2 (1 Month LIBOR +0.85%) 144A ±	1.00	6-25-2065	122,412	122,432
Navient Student Loan Trust Series 2016-AA Class A2B (1 Month LIBOR +2.15%) 144A ±	2.29	12-15-2045	1,928,019	1,972,072
Navient Student Loan Trust Series 2018-BA Class A2A 144A	3.61	12-15-2059	3,819,615	3,979,716
Navient Student Loan Trust Series 2018-CA Class A2 144A	3.52	6-16-2042	1,359,221	1,384,628
Navient Student Loan Trust Series 2018-DA Class A2A 144A	4.00	12-15-2059	9,761,040	10,321,453
Navient Student Loan Trust Series 2018-EA Class A2 144A	4.00	12-15-2059	5,011,010	5,192,090
Navient Student Loan Trust Series 2019-A Class A2A 144A	3.42	1-15-2043	10,118,535	10,582,574
Navient Student Loan Trust Series 2019-BA Class A2A 144A	3.39	12-15-2059	8,228,000	8,630,422
Navient Student Loan Trust Series 2019-CA Class A2 144A	3.13	2-15-2068	6,899,000	7,089,817
Navient Student Loan Trust Series 2019-D Class A2A 144A	3.01	12-15-2059	10,199,000	10,722,167
Navient Student Loan Trust Series 2019-D Class A2B (1 Month LIBOR +1.05%) 144A ±	1.19	12-15-2059	4,627,000	4,638,689
Navient Student Loan Trust Series 2019-FA Class A2 144A	2.60	8-15-2068	11,883,000	12,269,170
Navient Student Loan Trust Series 2019-GA Class A 144A	2.40	10-15-2068	7,971,902	8,161,819
Navient Student Loan Trust Series 2020-2A Class A1A 144A	1.32	8-26-2069	9,985,000	9,983,400
Navient Student Loan Trust Series 2020-2A Class A1B (1 Month LIBOR +0.90%) 144A ±	1.05	8-26-2069	5,769,000	5,787,228
Navient Student Loan Trust Series 2020-A Class A2A 144A	2.46	11-15-2068	7,508,000	7,819,495
Navient Student Loan Trust Series 2020-A Class A2B (1 Month LIBOR +0.90%) 144A ±	1.04	11-15-2068	4,776,000	4,756,767
Navient Student Loan Trust Series 2020-BA Class A2 144A	2.12	1-15-2069	4,271,000	4,382,657
Navient Student Loan Trust Series 2020-DA Class A 144A	1.69	5-15-2069	4,023,761	4,091,676
Navient Student Loan Trust Series 2020-EA Class A 144A	1.69	5-15-2069	1,360,553	1,380,984
Navient Student Loan Trust Series 2020-FA Class A 144A	1.22	7-15-2069	2,214,725	2,228,086
Navient Student Loan Trust Series 2020-GA Class A 144A	1.17	9-16-2069	10,546,238	10,604,515
Navient Student Loan Trust Series 2020-HA Class A 144A	1.31	1-15-2069	11,127,000	11,213,279
Nelnet Student Loan Trust Series 2004-4 Class A5 (3 Month LIBOR +0.16%) ±	0.37	1-25-2037	6,222,565	6,105,757
Nelnet Student Loan Trust Series 2004-5 Class A5 (3 Month LIBOR +0.18%) ±	0.39	10-27-2036	2,275,718	2,237,214
Nelnet Student Loan Trust Series 2005-1 Class A5 (3 Month LIBOR +0.11%) ±	0.32	10-25-2033	18,921,938	18,364,793
Nelnet Student Loan Trust Series 2005-2 Class A5 (3 Month LIBOR +0.10%) ±	0.33	3-23-2037	18,348,902	17,780,552
Nelnet Student Loan Trust Series 2005-3 Class A5 (3 Month LIBOR +0.12%) ±	0.35	12-24-2035	13,937,051	13,687,267
Nelnet Student Loan Trust Series 2005-4 Class A4 (3 Month LIBOR +0.18%) ±	0.41	3-22-2032	3,316,251	3,127,719
Santander Drive Auto Receivables Trust Series 2020-1 Class A3	2.03	2-15-2024	2,240,000	2,273,610
Santander Drive Auto Receivables Trust Series 2020-2 Class A2	0.62	5-15-2023	9,959,337	9,969,081
Santander Drive Auto Receivables Trust Series 2020-3 Class A3	0.52	7-15-2024	4,072,000	4,081,127
Santander Drive Auto Receivables Trust Series 2020-4 Class A3	0.48	7-15-2024	3,655,000	3,657,268
Santander Revolving Auto Loan Trust Series 2019-A Class A 144A	2.51	1-26-2032	12,015,000	12,785,052
SLM Student Loan Trust Series 2003-1 Class A5C (3 Month LIBOR +0.75%) 144A ±	1.00	12-15-2032	3,166,428	3,006,906
SLM Student Loan Trust Series 2007-2 Class A4 (3 Month LIBOR +0.06%) ±	0.27	7-25-2022	8,947,615	8,563,376
SLM Student Loan Trust Series 2008-1 Class A4A (3 Month LIBOR +1.60%) ±	1.85	12-15-2032	3,150,726	3,198,545
SLM Student Loan Trust Series 2010-1 Class A (1 Month LIBOR +0.40%) ±	0.55	3-25-2025	1,486,343	1,441,429
SLM Student Loan Trust Series 2012-1 Class A3 (1 Month LIBOR +0.95%) ±	1.10	9-25-2028	10,877,954	10,512,112
SLM Student Loan Trust Series 2012-2 Class A (1 Month LIBOR +0.70%) ±	0.85	1-25-2029	9,480,212	8,994,305
SLM Student Loan Trust Series 2012-6 Class A3 (1 Month LIBOR +0.75%) ±	0.90	5-26-2026	2,431,265	2,353,870

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
SMB Private Education Loan Trust Series 2015-B Class A2A 144A	2.98%	7-15-2027	$307,093	$312,400
SMB Private Education Loan Trust Series 2016-A Class A2A 144A	2.70	5-15-2031	5,961,652	6,109,122
SMB Private Education Loan Trust Series 2016-B Class A2A 144A	2.43	2-17-2032	2,877,364	2,939,870
SMB Private Education Loan Trust Series 2016-B Class A2B (1 Month LIBOR +1.45%) 144A ±	1.59	2-17-2032	7,923,668	7,983,737
SMB Private Education Loan Trust Series 2016-C Class A2B (1 Month LIBOR +1.10%) 144A ±	1.24	9-15-2034	3,094,512	3,096,933
SMB Private Education Loan Trust Series 2017-A Class A2B (1 Month LIBOR +0.90%) 144A ±	1.04	9-15-2034	2,351,626	2,359,835
SMB Private Education Loan Trust Series 2018-C Class A2A 144A	3.63	11-15-2035	3,552,686	3,767,400
SMB Private Education Loan Trust Series 2019-A Class A2A 144A	3.44	7-15-2036	16,441,924	17,338,948
SMB Private Education Loan Trust Series 2020-BA Class A1A 144A	1.29	7-15-2053	11,157,108	11,187,374
SMB Private Education Loan Trust Series 2020-PTA Class A2A 144A	1.60	9-15-2054	10,058,000	10,132,124
SMB Private Education Loan Trust Series 2020-PTB Class A2A 144A	1.60	9-15-2054	26,019,000	26,148,939
SoFi Professional Loan Program LLC Series 2016-A Class A2 144A	2.76	12-26-2036	1,487,851	1,509,190
SoFi Professional Loan Program LLC Series 2016-D Class A1 (1 Month LIBOR +0.95%) 144A ±	1.10	1-25-2039	252,814	254,022
SoFi Professional Loan Program LLC Series 2016-E Class A1 (1 Month LIBOR +0.85%) 144A ±	1.00	7-25-2039	439,278	438,580
SoFi Professional Loan Program LLC Series 2017-A Class A1 (1 Month LIBOR +0.70%) 144A ±	0.85	3-26-2040	557,599	557,591
SoFi Professional Loan Program LLC Series 2017-D Class A2 144A	2.65	9-25-2040	385,216	396,351
SoFi Professional Loan Program LLC Series 2017-E Class A1 (1 Month LIBOR +0.50%) 144A ±	0.65	11-26-2040	320,023	319,684
SoFi Professional Loan Program LLC Series 2017-E Class A2B 144A	2.72	11-26-2040	1,933,755	1,964,326
SoFi Professional Loan Program LLC Series 2018-A Class A2B 144A	2.95	2-25-2042	2,831,812	2,896,276
SoFi Professional Loan Program LLC Series 2018-B Class A2FX 144A	3.34	8-25-2047	6,401,679	6,583,752
SoFi Professional Loan Program LLC Series 2020-A Class A2 144A	2.54	5-15-2046	10,245,000	10,580,760
SoFi Professional Loan Program LLC Series 2020-C Class AFX 144A	1.95	2-15-2046	4,729,990	4,827,869
Triton Container Finance LLC Series 2020-1A Class A 144A	2.11	9-20-2045	4,637,357	4,657,502
Verizon Owner Trust Series 2019-C Class A1A	1.94	4-22-2024	3,017,000	3,083,771
Verizon Owner Trust Series 2020-A Class A1A	1.85	7-22-2024	9,683,000	9,920,254
Verizon Owner Trust Series 2020-C Class A	0.41	4-21-2025	4,323,000	4,325,869

Total Asset-Backed Securities (Cost $601,163,929)				610,540,007

Corporate Bonds and Notes: 25.92%

Communication Services: 2.82%

Diversified Telecommunication Services: 1.82%
AT&T Incorporated	1.65	2-1-2028	2,982,000	3,023,902
AT&T Incorporated	2.25	2-1-2032	3,962,000	4,008,833
AT&T Incorporated	2.30	6-1-2027	5,989,000	6,347,364
AT&T Incorporated	2.75	6-1-2031	5,989,000	6,362,198
AT&T Incorporated	3.00	6-30-2022	4,597,000	4,768,084
AT&T Incorporated	3.10	2-1-2043	966,000	987,959
AT&T Incorporated	3.30	2-1-2052	3,673,000	3,649,859
AT&T Incorporated	3.50	6-1-2041	1,995,000	2,148,492
AT&T Incorporated 144A	3.50	9-15-2053	3,462,000	3,545,569
AT&T Incorporated 144A	3.55	9-15-2055	2,907,000	2,975,111
AT&T Incorporated 144A	3.65	9-15-2059	2,712,000	2,763,055
AT&T Incorporated	3.85	6-1-2060	1,995,000	2,109,424
AT&T Incorporated	4.50	3-9-2048	3,045,000	3,710,806
T-Mobile USA Incorporated 144A	1.50	2-15-2026	4,971,000	5,045,118
T-Mobile USA Incorporated 144A	2.05	2-15-2028	10,104,000	10,395,702
T-Mobile USA Incorporated 144A	3.00	2-15-2041	890,000	915,863

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  29

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Diversified Telecommunication Services (continued)
T-Mobile USA Incorporated 144A	3.50%	4-15-2025	$2,831,000	$3,130,746
T-Mobile USA Incorporated 144A	3.75	4-15-2027	6,159,000	6,972,604
Verizon Communications Incorporated	1.75	1-20-2031	7,008,000	7,045,932
Verizon Communications Incorporated	2.65	11-20-2040	7,809,000	8,030,038
Verizon Communications Incorporated	3.00	3-22-2027	1,874,000	2,080,919
Verizon Communications Incorporated	3.00	11-20-2060	3,794,000	4,010,150
Verizon Communications Incorporated	3.50	11-1-2024	4,354,000	4,805,902
Verizon Communications Incorporated	4.02	12-3-2029	2,246,000	2,671,204
Verizon Communications Incorporated	4.27	1-15-2036	817,000	1,023,837
Verizon Communications Incorporated	4.40	11-1-2034	3,909,000	4,936,258
Verizon Communications Incorporated	4.52	9-15-2048	2,431,000	3,229,822

				110,694,751

Entertainment: 0.16%
Activision Blizzard Incorporated	2.50	9-15-2050	3,277,000	3,164,863
The Walt Disney Company	3.50	5-13-2040	2,277,000	2,662,618
The Walt Disney Company	3.60	1-13-2051	2,044,000	2,419,622
The Walt Disney Company	3.80	5-13-2060	1,420,000	1,757,038

				10,004,141

Media: 0.84%
Charter Communications Operating LLC	4.46	7-23-2022	1,779,000	1,880,332
Charter Communications Operating LLC	4.80	3-1-2050	3,622,000	4,341,264
Comcast Corporation	1.50	2-15-2031	3,530,000	3,509,902
Comcast Corporation	1.95	1-15-2031	2,665,000	2,748,971
Comcast Corporation	2.45	8-15-2052	4,509,000	4,427,834
Comcast Corporation	2.80	1-15-2051	1,178,000	1,235,697
Comcast Corporation	3.10	4-1-2025	1,860,000	2,045,443
Comcast Corporation	3.75	4-1-2040	4,551,000	5,522,204
Comcast Corporation	3.95	10-15-2025	1,314,000	1,506,275
Comcast Corporation	4.15	10-15-2028	2,262,000	2,721,917
Comcast Corporation	4.60	10-15-2038	4,569,000	6,038,760
Time Warner Cable Incorporated	6.55	5-1-2037	1,283,000	1,768,535
ViacomCBS Incorporated	4.20	5-19-2032	5,872,000	6,947,430
ViacomCBS Incorporated	4.38	3-15-2043	554,000	643,180
ViacomCBS Incorporated	4.60	1-15-2045	358,000	420,539
ViacomCBS Incorporated	4.75	5-15-2025	3,091,000	3,580,465
ViacomCBS Incorporated	4.95	5-19-2050	67,000	85,435
ViacomCBS Incorporated	5.85	9-1-2043	1,305,000	1,794,826

				51,219,009

Consumer Discretionary: 1.77%

Auto Components: 0.07%
BorgWarner Incorporated «	2.65	7-1-2027	4,142,000	4,426,987

Beverages: 0.07%
Anheuser-Busch InBev Company	4.38	4-15-2038	3,667,000	4,531,149

Diversified Consumer Services: 0.12%
Stanford University	1.29	6-1-2027	782,000	800,813
Yale University	0.87	4-15-2025	3,329,000	3,378,233
Yale University	1.48	4-15-2030	2,852,000	2,897,921

				7,076,967

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Hotels, Restaurants & Leisure: 0.37%
GLP Capital LP	4.00%	1-15-2030	$1,546,000	$1,657,467
GLP Capital LP	5.30	1-15-2029	1,887,000	2,166,276
Marriott International Incorporated	4.63	6-15-2030	736,000	849,790
Marriott International Incorporated	5.75	5-1-2025	3,451,000	4,000,386
McDonald’s Corporation	1.45	9-1-2025	1,447,000	1,498,629
McDonald’s Corporation	2.13	3-1-2030	543,000	570,881
McDonald’s Corporation	3.70	1-30-2026	2,852,000	3,239,145
Starbucks Corporation	1.30	5-7-2022	2,372,000	2,402,685
Starbucks Corporation	3.35	3-12-2050	1,901,000	2,102,814
Starbucks Corporation	3.50	11-15-2050	3,371,000	3,861,014

				22,349,087

Internet & Direct Marketing Retail: 0.07%
Amazon.com Incorporated	2.50	6-3-2050	2,183,000	2,303,622
Amazon.com Incorporated	2.70	6-3-2060	1,985,000	2,159,991

				4,463,613

Specialty Retail: 0.75%
Advance Auto Parts Company	1.75	10-1-2027	3,881,000	3,914,589
Advance Auto Parts Company	3.90	4-15-2030	7,970,000	9,152,737
Home Depot Incorporated	2.70	4-15-2030	2,318,000	2,569,554
Home Depot Incorporated	2.95	6-15-2029	1,082,000	1,224,408
Home Depot Incorporated	3.13	12-15-2049	5,301,000	6,102,364
Home Depot Incorporated	3.30	4-15-2040	793,000	937,485
Home Depot Incorporated	3.35	4-15-2050	3,821,000	4,542,128
Lowe’s Companies Incorporated	1.70	10-15-2030	5,017,000	5,037,916
Lowe’s Companies Incorporated	3.00	10-15-2050	1,178,000	1,265,216
Lowe’s Companies Incorporated	4.00	4-15-2025	2,022,000	2,294,303
O’Reilly Automotive Incorporated	1.75	3-15-2031	6,046,000	6,012,512
O’Reilly Automotive Incorporated	4.20	4-1-2030	1,938,000	2,325,130

				45,378,342

Textiles, Apparel & Luxury Goods: 0.32%
Nike Incorporated	2.40	3-27-2025	2,754,000	2,959,046
Nike Incorporated	2.75	3-27-2027	1,838,000	2,039,522
Nike Incorporated	2.85	3-27-2030	1,810,000	2,049,320
Nike Incorporated	3.38	3-27-2050	2,246,000	2,710,210
Ralph Lauren Corporation	1.70	6-15-2022	3,235,000	3,300,040
Ralph Lauren Corporation	2.95	6-15-2030	6,269,000	6,643,340

				19,701,478

Consumer Staples: 1.16%

Beverages: 0.42%
Anheuser-Busch InBev Company	4.90	2-1-2046	556,000	725,102
Anheuser-Busch InBev Worldwide Incorporated	3.75	7-15-2042	766,000	875,729
Anheuser-Busch InBev Worldwide Incorporated	4.15	1-23-2025	3,927,000	4,460,162
Anheuser-Busch InBev Worldwide Incorporated	4.60	4-15-2048	3,837,000	4,886,230
Anheuser-Busch InBev Worldwide Incorporated	4.70	2-1-2036	5,301,000	6,771,787
Constellation Brands Incorporated	3.20	2-15-2023	931,000	983,845
Constellation Brands Incorporated	3.70	12-6-2026	578,000	662,941
Constellation Brands Incorporated	4.40	11-15-2025	280,000	325,544
Keurig Dr Pepper Incorporated	3.43	6-15-2027	2,841,000	3,236,097
Keurig Dr Pepper Incorporated	3.80	5-1-2050	1,945,000	2,341,599

				25,269,036

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  31

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Food & Staples Retailing: 0.27%
Costco Wholesale Corporation	1.60%	4-20-2030	$11,250,000	$11,543,475
Costco Wholesale Corporation	1.75	4-20-2032	1,287,000	1,333,469
Sysco Corporation	6.60	4-1-2050	1,004,000	1,556,939
Walmart Incorporated	3.05	7-8-2026	1,752,000	1,968,566
Walmart Incorporated	4.05	6-29-2048	43,000	59,167

				16,461,616

Food Products: 0.10%
General Mills Incorporated	2.88	4-15-2030	1,341,000	1,490,953
Mars Incorporated 144A	1.63	7-16-2032	4,814,000	4,786,758

				6,277,711

Tobacco: 0.37%
Altria Group Incorporated	2.35	5-6-2025	830,000	879,602
Altria Group Incorporated	3.88	9-16-2046	1,631,000	1,755,575
Altria Group Incorporated	4.45	5-6-2050	1,690,000	1,987,909
BAT Capital Corporation	2.26	3-25-2028	212,000	218,600
BAT Capital Corporation	2.73	3-25-2031	7,288,000	7,493,228
BAT Capital Corporation	3.56	8-15-2027	3,725,000	4,138,812
BAT Capital Corporation	4.70	4-2-2027	3,989,000	4,669,653
BAT Capital Corporation	4.91	4-2-2030	1,021,000	1,226,907

				22,370,286

Energy: 1.50%

Oil, Gas & Consumable Fuels: 1.50%
BP Capital Markets America Incorporated	1.75	8-10-2030	3,805,000	3,829,874
BP Capital Markets America Incorporated	2.77	11-10-2050	4,568,000	4,523,602
BP Capital Markets America Incorporated	3.19	4-6-2025	4,637,000	5,090,516
BP Capital Markets America Incorporated	3.54	4-6-2027	4,672,000	5,244,766
Concho Resources Incorporated	2.40	2-15-2031	2,380,000	2,485,058
Devon Energy Corporation	5.00	6-15-2045	1,011,000	1,135,158
Devon Energy Corporation	5.60	7-15-2041	1,506,000	1,762,309
Diamondback Energy Incorporated	3.25	12-1-2026	3,688,000	3,903,021
Diamondback Energy Incorporated	3.50	12-1-2029	2,422,000	2,537,319
Energy Transfer Operating Partners LP	2.90	5-15-2025	1,827,000	1,895,529
Energy Transfer Operating Partners LP	3.60	2-1-2023	475,000	493,312
Energy Transfer Operating Partners LP	4.05	3-15-2025	6,724,000	7,230,232
Energy Transfer Operating Partners LP	4.20	4-15-2027	1,421,000	1,539,568
Energy Transfer Operating Partners LP	4.25	3-15-2023	2,722,000	2,864,945
Energy Transfer Operating Partners LP	4.50	4-15-2024	605,000	652,099
Energy Transfer Operating Partners LP	4.75	1-15-2026	1,323,000	1,468,321
Energy Transfer Operating Partners LP	5.50	6-1-2027	983,000	1,129,772
Energy Transfer Operating Partners LP	6.05	6-1-2041	890,000	990,727
Enterprise Products Operating LLC	2.80	1-31-2030	4,000	4,331
Enterprise Products Operating LLC	3.70	1-31-2051	1,743,000	1,891,143
Enterprise Products Operating LLC	3.95	1-31-2060	1,927,000	2,085,301
Gray Oak Pipeline LLC 144A	2.60	10-15-2025	1,998,000	2,028,408
HollyFrontier Corporation	2.63	10-1-2023	2,018,000	2,035,514
Marathon Oil Corporation	5.20	6-1-2045	975,000	1,070,685
Marathon Oil Corporation	6.80	3-15-2032	702,000	831,049
Marathon Petroleum Corporation	4.40	7-15-2027	3,661,000	3,993,716
MPLX LP	1.75	3-1-2026	2,976,000	3,015,385
MPLX LP	2.65	8-15-2030	3,996,000	4,043,143
Pioneer Natural Resource	1.90	8-15-2030	4,987,000	4,901,147

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Plains All American Pipeline LP	3.55%	12-15-2029	$4,179,000	$4,283,517
Plains All American Pipeline LP	4.90	2-15-2045	825,000	830,504
Regency Energy Partners LP	4.50	11-1-2023	918,000	989,735
Sunoco Logistics Partner LP	3.45	1-15-2023	464,000	481,738
Sunoco Logistics Partner LP	4.25	4-1-2024	1,222,000	1,308,975
Transcontinental Gas Pipe Line Company LLC 144A	3.25	5-15-2030	1,973,000	2,171,052
Transcontinental Gas Pipe Line Company LLC 144A	3.95	5-15-2050	3,159,000	3,491,336
Valero Energy Corporation	1.20	3-15-2024	1,905,000	1,904,644
Williams Companies Incorporated	3.90	1-15-2025	1,321,000	1,457,988

				91,595,439

Financials: 7.10%

Banks: 2.95%
Bank of America Corporation (U.S. SOFR +0.74%) ±	0.81	10-24-2024	9,982,000	10,020,960
Bank of America Corporation (U.S. SOFR +0.91%) ±	0.98	9-25-2025	8,409,000	8,456,816
Bank of America Corporation (U.S. SOFR +1.01%) ±	1.20	10-24-2026	9,608,000	9,670,259
Bank of America Corporation (U.S. SOFR +1.15%) ±	1.32	6-19-2026	8,418,000	8,518,161
Bank of America Corporation (U.S. SOFR +1.53%) ±	1.90	7-23-2031	7,619,000	7,648,058
Bank of America Corporation (U.S. SOFR +1.37%) ±	1.92	10-24-2031	3,117,000	3,141,907
Bank of America Corporation (3 Month LIBOR +0.64%) ±	2.02	2-13-2026	970,000	1,012,034
Bank of America Corporation (3 Month LIBOR +0.87%) ±	2.46	10-22-2025	5,159,000	5,475,241
Bank of America Corporation (3 Month LIBOR +0.99%) ±	2.50	2-13-2031	5,241,000	5,542,146
Bank of America Corporation (U.S. SOFR +2.15%) ±	2.59	4-29-2031	5,099,000	5,429,978
Bank of America Corporation (3 Month LIBOR +0.79%) ±	3.00	12-20-2023	9,893,000	10,393,015
Bank of America Corporation (3 Month LIBOR +1.09%) ±	3.09	10-1-2025	7,075,000	7,649,008
Bank of America Corporation (3 Month LIBOR +1.04%) ±	3.42	12-20-2028	12,745,000	14,341,583
Bank of America Corporation	3.50	4-19-2026	1,671,000	1,895,004
Bank of America Corporation	4.13	1-22-2024	638,000	705,938
Bank of America Corporation	4.18	11-25-2027	5,279,000	6,091,578
Citigroup Incorporated (U.S. SOFR +0.69%) ±	0.78	10-30-2024	6,412,000	6,429,400
Citigroup Incorporated	3.20	10-21-2026	9,784,000	10,853,938
Deutsche Bank (U.S. SOFR +1.87%) ±	2.13	11-24-2026	5,752,000	5,821,597
Deutsche Bank (U.S. SOFR +2.16%) ±	2.22	9-18-2024	3,965,000	4,045,813
JPMorgan Chase & Company (U.S. SOFR +0.80%) ±	1.05	11-19-2026	11,403,000	11,463,323
JPMorgan Chase & Company (U.S. SOFR +1.11%) ±	1.76	11-19-2031	5,700,000	5,714,126
JPMorgan Chase & Company (U.S. SOFR +1.89%) ±	2.18	6-1-2028	5,715,000	5,994,316
JPMorgan Chase & Company (U.S. SOFR +2.52%) ±	2.96	5-13-2031	5,329,000	5,797,676
Santander Holdings USA Incorporated	3.24	10-5-2026	4,276,000	4,632,009
Santander Holdings USA Incorporated	3.40	1-18-2023	1,369,000	1,438,806
Santander Holdings USA Incorporated	3.45	6-2-2025	8,011,000	8,674,407
Santander Holdings USA Incorporated	4.40	7-13-2027	2,155,000	2,442,027
Santander Holdings USA Incorporated	4.50	7-17-2025	429,000	481,541

				179,780,665

Capital Markets: 1.88%
Affiliated Managers Group Incorporated	3.30	6-15-2030	5,956,000	6,483,070
Ares Capital Corporation	3.88	1-15-2026	3,487,000	3,663,640
Franklin Resources Incorporated	1.60	10-30-2030	4,518,000	4,458,489
Goldman Sachs Group Incorporated (U.S. SOFR +0.54%) ±	0.63	11-17-2023	15,498,000	15,539,042
Goldman Sachs Group Incorporated	3.50	4-1-2025	7,270,000	8,054,078
Goldman Sachs Group Incorporated	3.50	11-16-2026	2,690,000	3,008,299
Goldman Sachs Group Incorporated	6.75	10-1-2037	3,168,000	4,848,349
Golub Capital LLC	3.38	4-15-2024	9,617,000	9,679,657

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  33

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Capital Markets (continued)
IntercontinentalExchange Incorporated	1.85%	9-15-2032	$3,991,000	$4,034,442
IntercontinentalExchange Incorporated	2.65	9-15-2040	1,398,000	1,449,669
Morgan Stanley (U.S. SOFR +0.47%) ±	0.56	11-10-2023	6,669,000	6,673,624
Morgan Stanley (U.S. SOFR +0.75%) ±	0.86	10-21-2025	6,719,000	6,760,990
Morgan Stanley (U.S. SOFR +1.03%) ±	1.79	2-13-2032	11,433,000	11,511,399
Morgan Stanley (U.S. SOFR +1.99%) ±	2.19	4-28-2026	951,000	1,003,029
Morgan Stanley (U.S. SOFR +3.12%) ±	3.62	4-1-2031	703,000	817,828
Morgan Stanley	3.63	1-20-2027	5,035,000	5,753,572
Morgan Stanley	4.00	7-23-2025	6,646,000	7,607,525
PPL Capital Funding Incorporated	3.10	5-15-2026	4,538,000	5,042,195
PPL Capital Funding Incorporated	3.40	6-1-2023	550,000	585,360
PPL Capital Funding Incorporated	4.13	4-15-2030	4,852,000	5,753,833
PPL Capital Funding Incorporated	5.00	3-15-2044	1,522,000	1,985,636

				114,713,726

Consumer Finance: 1.62%
Ally Financial Incorporated	1.45	10-2-2023	7,741,000	7,890,590
Ally Financial Incorporated	5.13	9-30-2024	6,159,000	7,063,685
Ally Financial Incorporated	5.75	11-20-2025	6,708,000	7,833,404
Aviation Capital Group LLC 144A	5.50	12-15-2024	4,962,000	5,312,066
Bunge Limited Finance Corporation	1.63	8-17-2025	4,949,000	5,051,359
Bunge Limited Finance Corporation	3.25	8-15-2026	4,037,000	4,430,579
Bunge Limited Finance Corporation	3.75	9-25-2027	3,508,000	3,908,051
General Motors Financial Company Incorporated	1.70	8-18-2023	6,161,000	6,309,887
General Motors Financial Company Incorporated	2.70	8-20-2027	8,692,000	9,170,566
General Motors Financial Company Incorporated	2.75	6-20-2025	6,210,000	6,572,160
General Motors Financial Company Incorporated	5.20	3-20-2023	4,234,000	4,643,844
General Motors Financial Company Incorporated	5.40	4-1-2048	3,760,000	4,742,423
Harley Davidson Financial Services Company 144A	3.35	6-8-2025	3,823,000	4,109,913
Hyundai Capital America 144A	1.25	9-18-2023	2,903,000	2,923,390
Hyundai Capital America 144A	1.80	10-15-2025	2,903,000	2,941,752
Hyundai Capital America 144A	2.38	10-15-2027	2,903,000	2,993,394
John Deere Capital Corporation	0.55	7-5-2022	5,706,000	5,735,153
John Deere Capital Corporation	1.20	4-6-2023	4,394,000	4,487,437
John Deere Capital Corporation	1.75	3-9-2027	2,633,000	2,769,056

				98,888,709

Diversified Financial Services: 0.04%
Andrew W. Mellon Foundation	0.95	8-1-2027	2,272,000	2,269,060

Insurance: 0.61%
American International Group Incorporated	3.40	6-30-2030	4,204,000	4,792,159
American International Group Incorporated	4.20	4-1-2028	2,799,000	3,335,353
American International Group Incorporated	4.50	7-16-2044	2,493,000	3,198,896
American International Group Incorporated	4.75	4-1-2048	3,869,000	5,218,106
American International Group Incorporated	5.25	4-2-2030	4,803,000	5,796,325
Brighthouse Financial Incorporated	4.70	6-22-2047	2,089,000	2,158,113
Fidelity & Guaranty Life Company 144A	5.50	5-1-2025	1,911,000	2,208,848
Fidelity National Financial Incorporated	3.40	6-15-2030	2,405,000	2,649,662
Nationwide Financial Services Incorporated 144A	3.90	11-30-2049	4,484,000	4,967,521
Nationwide Mutual Insurance Company 144A	4.35	4-30-2050	2,498,000	2,920,368

				37,245,351

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Health Care: 3.20%

Biotechnology: 1.18%
AbbVie Incorporated	2.30%	11-21-2022	$5,819,000	$6,023,916
AbbVie Incorporated	2.60	11-21-2024	4,641,000	4,960,250
AbbVie Incorporated	2.90	11-6-2022	5,980,000	6,253,455
AbbVie Incorporated	2.95	11-21-2026	1,865,000	2,062,242
AbbVie Incorporated	3.20	11-21-2029	7,876,000	8,929,968
AbbVie Incorporated	3.75	11-14-2023	513,000	560,992
AbbVie Incorporated	3.80	3-15-2025	7,754,000	8,662,821
AbbVie Incorporated	4.05	11-21-2039	2,166,000	2,625,565
AbbVie Incorporated	4.25	11-14-2028	1,401,000	1,690,730
AbbVie Incorporated	4.25	11-21-2049	4,936,000	6,238,304
AbbVie Incorporated	4.30	5-14-2036	1,354,000	1,684,061
AbbVie Incorporated	4.45	5-14-2046	1,372,000	1,729,302
Amgen Incorporated	3.15	2-21-2040	674,000	727,938
Gilead Sciences Incorporated	1.20	10-1-2027	3,035,000	3,054,229
Gilead Sciences Incorporated	1.65	10-1-2030	3,035,000	3,021,358
Gilead Sciences Incorporated	2.60	10-1-2040	2,290,000	2,318,833
Gilead Sciences Incorporated	2.80	10-1-2050	1,416,000	1,422,389
Regeneron Pharmaceutical Incorporated	1.75	9-15-2030	7,615,000	7,486,714
Regeneron Pharmaceutical Incorporated	2.80	9-15-2050	2,303,000	2,258,648

				71,711,715

Health Care Equipment & Supplies: 0.27%
Abbott Laboratories	3.75	11-30-2026	2,350,000	2,742,187
Danaher Corporation	2.60	10-1-2050	2,383,000	2,505,878
Danaher Corporation	3.35	9-15-2025	1,869,000	2,077,432
Stryker Corporation	1.15	6-15-2025	3,995,000	4,060,901
Stryker Corporation	1.95	6-15-2030	1,755,000	1,815,338
Stryker Corporation	2.90	6-15-2050	2,799,000	2,978,243

				16,179,979

Health Care Providers & Services: 0.74%
Aetna Incorporated	3.88	8-15-2047	1,478,000	1,761,885
Anthem Incorporated	2.25	5-15-2030	4,942,000	5,173,788
Cigna Corporation	3.40	9-17-2021	4,106,000	4,204,987
Cigna Corporation	3.40	3-1-2027	2,887,000	3,242,324
Cigna Corporation	3.88	10-15-2047	3,958,000	4,750,617
Cigna Corporation	4.38	10-15-2028	955,000	1,147,604
CVS Health Corporation	3.00	8-15-2026	2,013,000	2,216,979
CVS Health Corporation	1.75	8-21-2030	998,000	997,827
CVS Health Corporation	2.70	8-21-2040	1,391,000	1,405,926
CVS Health Corporation	3.70	3-9-2023	2,148,000	2,297,866
CVS Health Corporation	4.30	3-25-2028	4,779,000	5,620,444
CVS Health Corporation	4.78	3-25-2038	1,438,000	1,822,577
HCA Incorporated	5.13	6-15-2039	1,054,000	1,354,634
HCA Incorporated	5.25	6-15-2049	1,015,000	1,337,613
UnitedHealth Group Incorporated	2.75	5-15-2040	1,428,000	1,564,519
UnitedHealth Group Incorporated	3.50	8-15-2039	651,000	774,503
UnitedHealth Group Incorporated	3.70	12-15-2025	2,013,000	2,302,520
UnitedHealth Group Incorporated	3.75	10-15-2047	1,604,000	2,017,421
UnitedHealth Group Incorporated	3.88	8-15-2059	1,041,000	1,378,655

				45,372,689

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  35

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Life Sciences Tools & Services: 0.14%
Thermo Fisher Scientific Incorporated	4.50%	3-25-2030	$6,955,000	$8,722,259

Pharmaceuticals: 0.87%
Bristol Myers Squibb Company	0.75	11-13-2025	3,987,000	3,989,406
Bristol Myers Squibb Company	1.13	11-13-2027	5,980,000	6,023,189
Bristol Myers Squibb Company	1.45	11-13-2030	6,974,000	7,002,064
Bristol Myers Squibb Company	2.35	11-13-2040	1,495,000	1,534,716
Bristol Myers Squibb Company	2.55	11-13-2050	4,584,000	4,727,222
Bristol Myers Squibb Company	3.40	7-26-2029	2,440,000	2,847,702
Bristol Myers Squibb Company	3.45	11-15-2027	2,692,000	3,092,615
Bristol Myers Squibb Company	3.90	2-20-2028	2,885,000	3,416,532
Bristol Myers Squibb Company	4.25	10-26-2049	1,518,000	2,054,534
Bristol Myers Squibb Company	4.35	11-15-2047	912,000	1,241,441
Eli Lilly and Company	2.25	5-15-2050	2,827,000	2,750,289
Eli Lilly and Company	2.50	9-15-2060	1,905,000	1,920,572
Johnson & Johnson	2.10	9-1-2040	681,000	695,505
Johnson & Johnson	2.45	9-1-2060	972,000	1,018,574
Merck & Company Incorporated	2.35	6-24-2040	1,386,000	1,449,064
Merck & Company Incorporated	2.45	6-24-2050	1,386,000	1,444,631
Merck & Company Incorporated	3.70	2-10-2045	1,325,000	1,666,790
Pfizer Incorporated	2.80	3-11-2022	1,792,000	1,849,113
Royalty Pharma plc 144A	0.75	9-2-2023	989,000	993,278
Royalty Pharma plc 144A	1.20	9-2-2025	989,000	997,313
Royalty Pharma plc 144A	3.55	9-2-2050	2,520,000	2,617,503

				53,332,053

Industrials: 1.91%

Aerospace & Defense: 0.70%
Northrop Grumman Corporation	2.55	10-15-2022	5,898,000	6,127,974
Northrop Grumman Corporation	2.93	1-15-2025	271,000	294,298
Northrop Grumman Corporation	3.25	8-1-2023	5,436,000	5,863,910
Northrop Grumman Corporation	3.25	1-15-2028	3,365,000	3,798,395
Northrop Grumman Corporation	4.03	10-15-2047	1,936,000	2,460,323
Northrop Grumman Corporation	5.15	5-1-2040	2,907,000	4,047,183
The Boeing Company	3.25	2-1-2028	4,038,000	4,205,609
The Boeing Company	3.63	2-1-2031	5,082,000	5,363,945
The Boeing Company	3.75	2-1-2050	2,117,000	2,141,554
The Boeing Company	5.81	5-1-2050	1,262,000	1,667,208
United Technologies Corporation	3.65	8-16-2023	390,000	420,409
United Technologies Corporation	3.95	8-16-2025	2,686,000	3,077,494
United Technologies Corporation	4.45	11-16-2038	2,502,000	3,227,914

				42,696,216

Airlines: 0.36%
Delta Air Lines Incorporated 144A	4.50	10-20-2025	6,004,000	6,338,253
Delta Air Lines Incorporated 144A	4.75	10-20-2028	4,004,000	4,310,220
Southwest Airlines Company	4.75	5-4-2023	3,989,000	4,325,491
Southwest Airlines Company	5.13	6-15-2027	5,984,000	6,960,267

				21,934,231

Commercial Services & Supplies: 0.08%
Republic Services Incorporated	1.75	2-15-2032	3,990,000	4,017,813
Waste Management Incorporated	2.50	11-15-2050	956,000	962,794

				4,980,607

The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Industrial Conglomerates: 0.25%
Alphabet Incorporated	2.25%	8-15-2060	$2,664,000	$2,639,240
General Electric Company	3.10	1-9-2023	666,000	700,156
General Electric Company	3.45	5-1-2027	5,548,000	6,111,013
General Electric Company	3.63	5-1-2030	2,849,000	3,193,548
General Electric Company	4.35	5-1-2050	1,491,000	1,750,369
General Electric Company	5.88	1-14-2038	317,000	409,926

				14,804,252

Machinery: 0.10%
Deere & Company	2.75	4-15-2025	3,891,000	4,233,644
Deere & Company	3.75	4-15-2050	1,507,000	1,967,084

				6,200,728

Road & Rail: 0.37%
Burlington Northern Santa Fe LLC	3.05	2-15-2051	1,332,000	1,538,475
CSX Corporation	4.30	3-1-2048	238,000	312,944
CSX Corporation	4.75	11-15-2048	1,292,000	1,806,659
Union Pacific Corporation	2.15	2-5-2027	2,951,000	3,130,747
Union Pacific Corporation	2.40	2-5-2030	3,653,000	3,952,482
Union Pacific Corporation	2.95	3-1-2022	3,307,000	3,414,945
Union Pacific Corporation 144A	2.97	9-16-2062	500,000	528,319
Union Pacific Corporation	3.15	3-1-2024	1,582,000	1,707,986
Union Pacific Corporation	3.25	2-5-2050	4,690,000	5,369,944
Union Pacific Corporation	3.75	2-5-2070	606,000	729,921

				22,492,422

Transportation Infrastructure: 0.05%
Crowley Conro LLC	4.18	8-15-2043	2,667,033	3,214,280

Information Technology: 2.12%

Electronic Equipment, Instruments & Components: 0.10%
Flex Limited	4.88	5-12-2030	4,987,000	5,927,389

IT Services: 0.32%
Fiserv Incorporated	3.20	7-1-2026	3,199,000	3,586,542
Fiserv Incorporated	3.50	7-1-2029	922,000	1,055,601
IBM Corporation	3.30	5-15-2026	1,095,000	1,234,347
IBM Corporation	4.15	5-15-2039	477,000	611,075
Paypal Holdings Incorporated	1.35	6-1-2023	5,148,000	5,275,086
Paypal Holdings Incorporated	1.65	6-1-2025	7,206,000	7,492,806

				19,255,457

Semiconductors & Semiconductor Equipment: 0.94%
Broadcom Incorporated	3.15	11-15-2025	10,440,000	11,372,666
Broadcom Incorporated	3.88	1-15-2027	4,520,000	5,078,645
Broadcom Incorporated	4.15	11-15-2030	5,914,000	6,860,086
Broadcom Incorporated	4.25	4-15-2026	3,199,000	3,652,873
Broadcom Incorporated	4.70	4-15-2025	4,699,000	5,377,967
Intel Corporation	4.60	3-25-2040	1,896,000	2,546,606
KLA Corporation	3.30	3-1-2050	2,538,000	2,848,470
Micron Technology Incorporated	2.50	4-24-2023	5,891,000	6,151,741
NVIDIA Corporation	2.85	4-1-2030	1,047,000	1,173,460
NVIDIA Corporation	3.50	4-1-2050	8,033,000	9,765,705
Texas Instruments Incorporated	1.38	3-12-2025	2,363,000	2,441,496

				57,269,715

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  37

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Software: 0.38%
Microsoft Corporation	2.68%	6-1-2060	$1,467,000	$1,608,093
Microsoft Corporation	4.10	2-6-2037	1,883,000	2,481,307
Oracle Corporation	2.63	2-15-2023	2,471,000	2,586,383
Oracle Corporation	2.80	4-1-2027	5,697,000	6,268,846
Oracle Corporation	2.95	11-15-2024	1,321,000	1,433,048
Oracle Corporation	3.80	11-15-2037	1,349,000	1,614,308
Oracle Corporation	3.85	4-1-2060	3,144,000	3,865,398
Oracle Corporation	4.00	11-15-2047	2,871,000	3,508,573

				23,365,956

Technology Hardware, Storage & Peripherals: 0.38%
Apple Incorporated	2.65	5-11-2050	4,595,000	4,927,367
Apple Incorporated	4.25	2-9-2047	1,346,000	1,850,465
Apple Incorporated	2.55	8-20-2060	4,378,000	4,539,112
Dell International LLC 144A	4.90	10-1-2026	972,000	1,135,157
Dell International LLC 144A	5.30	10-1-2029	1,911,000	2,308,508
Dell International LLC 144A	6.10	7-15-2027	1,902,000	2,330,653
HP Incorporated	2.20	6-17-2025	5,989,000	6,327,725

				23,418,987

Materials: 0.76%

Chemicals: 0.34%
Dow Chemical Corporation	2.10	11-15-2030	5,715,000	5,833,340
Dow Chemical Corporation	3.60	11-15-2050	2,026,000	2,260,257
Dow Chemical Corporation	4.38	11-15-2042	974,000	1,188,902
LYB International Finance III Company	1.25	10-1-2025	2,222,000	2,241,833
LYB International Finance III Company	2.25	10-1-2030	980,000	1,000,370
LYB International Finance III Company	3.38	10-1-2040	1,246,000	1,311,826
LYB International Finance III Company	3.63	4-1-2051	1,746,000	1,885,196
Nutrition and Biosciences Incorporated 144A	1.23	10-1-2025	2,016,000	2,040,985
Nutrition and Biosciences Incorporated 144A	2.30	11-1-2030	3,022,000	3,106,832

				20,869,541

Metals & Mining: 0.42%
Barrick Gold Finance Company LLC	5.70	5-30-2041	1,154,000	1,660,109
Newmont Mining Corporation	2.25	10-1-2030	12,670,000	13,271,678
Nucor Corporation	2.00	6-1-2025	1,991,000	2,091,274
Nucor Corporation	2.70	6-1-2030	2,549,000	2,782,447
Reliance Steel & Aluminum Company	1.30	8-15-2025	1,571,000	1,589,111
Reliance Steel & Aluminum Company	2.15	8-15-2030	4,080,000	4,164,820

				25,559,439

Real Estate: 1.18%

Equity REITs: 0.96%
Agree LP	2.90	10-1-2030	1,391,000	1,457,420
Crown Castle International Corporation	3.30	7-1-2030	1,585,000	1,768,843
Crown Castle International Corporation	4.00	3-1-2027	951,000	1,086,042
Equinix Incorporated	2.63	11-18-2024	2,516,000	2,680,067
Equinix Incorporated	2.90	11-18-2026	5,252,000	5,727,080
Healthpeak Properties	2.88	1-15-2031	1,316,000	1,405,658
Kimco Realty Corporation	1.90	3-1-2028	1,985,000	1,994,244
Mid-America Apartments LP	1.70	2-15-2031	1,759,000	1,745,842
Mid-America Apartments LP	3.60	6-1-2027	284,000	319,764

The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Equity REITs (continued)
Mid-America Apartments LP	3.75%	6-15-2024	$4,371,000	$4,737,861
Mid-America Apartments LP	3.95	3-15-2029	1,878,000	2,196,497
Mid-America Apartments LP	4.00	11-15-2025	2,287,000	2,586,674
Mid-America Apartments LP	4.30	10-15-2023	1,914,000	2,089,331
Realty Income Corporation	3.25	1-15-2031	4,263,000	4,824,380
Regency Centers LP	2.95	9-15-2029	4,062,000	4,291,002
Store Capital Corporation	2.75	11-18-2030	3,294,000	3,325,094
Store Capital Corporation	4.50	3-15-2028	7,031,000	7,901,087
Store Capital Corporation	4.63	3-15-2029	2,381,000	2,721,079
VEREIT Operating Partnership LP	2.20	6-15-2028	1,992,000	2,003,779
VEREIT Operating Partnership LP	2.85	12-15-2032	1,394,000	1,427,609
VEREIT Operating Partnership LP	3.40	1-15-2028	1,985,000	2,148,057

				58,437,410

Real Estate Management & Development: 0.22%
Federal Realty Investment Trust	3.95	1-15-2024	2,960,000	3,216,306
Highwoods Realty LP	2.60	2-1-2031	1,645,000	1,656,427
Spirit Realty LP	3.20	2-15-2031	4,423,000	4,622,562
Spirit Realty LP	3.40	1-15-2030	2,250,000	2,391,694
Spirit Realty LP	4.00	7-15-2029	1,104,000	1,226,828
Spirit Realty LP	4.45	9-15-2026	233,000	261,583

				13,375,400

Utilities: 2.40%

Electric Utilities: 1.48%
Duke Energy Corporation	1.80	9-1-2021	3,936,000	3,973,624
Duke Energy Progress Incorporated	2.50	8-15-2050	2,283,000	2,320,939
Entergy Arkansas LLC 1st Mortgage	2.65	6-15-2051	2,495,000	2,599,500
Entergy Texas Incorporated 1st Mortgage	1.75	3-15-2031	2,522,000	2,530,302
Evergy Incorporated	2.25	6-1-2030	2,440,000	2,593,102
Evergy Incorporated	2.45	9-15-2024	3,491,000	3,698,645
Evergy Incorporated	2.90	9-15-2029	2,480,000	2,692,508
Evergy Kansas Central Incorporated	3.45	4-15-2050	4,060,000	4,751,107
Exelon Corporation	4.70	4-15-2050	3,613,000	4,876,829
Interstate Power & Light Company	3.50	9-30-2049	1,431,000	1,610,260
ITC Holdings Corporation	2.70	11-15-2022	3,761,000	3,911,472
Metropolitan Edison Company 144A	4.30	1-15-2029	4,189,000	4,791,552
Mississippi Power Company	3.95	3-30-2028	4,588,000	5,295,913
Mississippi Power Company	4.25	3-15-2042	2,754,000	3,369,710
Pacific Gas & Electric Company	2.10	8-1-2027	3,745,000	3,776,624
Pacific Gas & Electric Company	2.50	2-1-2031	5,160,000	5,196,668
Pacific Gas & Electric Company	3.15	1-1-2026	803,000	848,359
Pacific Gas & Electric Company	3.30	12-1-2027	6,785,000	7,206,140
Pacific Gas & Electric Company	3.30	8-1-2040	1,254,000	1,267,343
Pacific Gas & Electric Company	3.95	12-1-2047	3,055,000	3,182,454
Pacific Gas & Electric Company	4.50	7-1-2040	968,000	1,085,785
Pacific Gas & Electric Company	4.55	7-1-2030	4,164,000	4,753,823
Pennsylvania Electric Company 144A	3.25	3-15-2028	1,582,000	1,704,591
Public Service Electric and Gas Company	2.05	8-1-2050	778,000	723,078
Public Service Electric and Gas Company	2.70	5-1-2050	4,146,000	4,401,170
South Carolina Edison Company	4.13	3-1-2048	2,097,000	2,540,047
Southern California Edison Company	2.85	8-1-2029	1,900,000	2,054,666
Southern California Edison Company	4.65	10-1-2043	914,000	1,136,898
Trans-Allegheny Interstate Line Company 144A	3.85	6-1-2025	1,312,000	1,429,301

				90,322,410

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  39

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Gas Utilities: 0.06%
Southern Company Gas Capital Corporation	1.75%	1-15-2031	$3,810,000	$3,840,877

Independent Power & Renewable Electricity Producers: 0.07%
The AES Corporation 144A%%	1.38	1-15-2026	4,017,000	4,050,656

Multi-Utilities: 0.79%
Black Hills Corporation	3.05	10-15-2029	2,286,000	2,497,605
Black Hills Corporation	3.88	10-15-2049	1,681,000	1,924,501
CenterPoint Energy Incorporated	2.50	9-1-2022	386,000	399,049
CenterPoint Energy Incorporated	2.50	9-1-2024	4,069,000	4,319,821
CenterPoint Energy Incorporated	2.90	7-1-2050	1,290,000	1,403,280
CenterPoint Energy Incorporated	2.95	3-1-2030	1,593,000	1,741,556
CenterPoint Energy Incorporated	4.10	9-1-2047	1,825,000	2,219,581
Consumers Energy Company	2.50	5-1-2060	1,582,000	1,614,181
Dominion Resources Incorporated	2.00	8-15-2021	2,628,000	2,654,352
DTE Energy Company	1.05	6-1-2025	3,805,000	3,836,468
DTE Energy Company	2.53	10-1-2024	515,000	548,389
DTE Energy Company	2.95	3-1-2030	2,502,000	2,734,945
DTE Energy Company	2.95	3-1-2050	4,128,000	4,600,814
DTE Energy Company	3.80	3-15-2027	3,765,000	4,285,275
Midamerican Energy Company	3.65	8-1-2048	1,985,000	2,443,903
NextEra Energy Capital Company	2.25	6-1-2030	3,038,000	3,180,636
NextEra Energy Capital Company	2.75	5-1-2025	3,210,000	3,478,035
WEC Energy Group Incorporated	1.38	10-15-2027	4,179,000	4,194,247

				48,076,638

Total Corporate Bonds and Notes (Cost $1,481,624,908)				1,580,128,429

Municipal Obligations: 0.45%

California: 0.06%

GO Revenue: 0.06%
Los Angeles CA Community College District Build America Bonds	6.75	8-1-2049	2,105,000	3,772,497

Nevada: 0.09%

Airport Revenue: 0.09%
Clark County NV Airport Authority Build America Bonds Series C	6.82	7-1-2045	3,365,000	5,556,826

New York: 0.12%

Airport Revenue: 0.12%
Port Authority of New York & New Jersey Consolidated Bonds Series 174	4.46	10-1-2062	5,505,000	7,172,024

Ohio: 0.05%

Education Revenue: 0.05%
Ohio State University General Receipts Taxable Bonds Series A	4.80	6-1-2111	1,957,000	2,819,274

Texas: 0.13%

Education Revenue: 0.03%
University of Texas Financing System Bond Series B	2.44	8-15-2049	1,695,000	1,728,900

Transportation Revenue: 0.10%
North Texas Tollway Authority	6.72	1-1-2049	3,609,000	6,251,690

				7,980,590

Total Municipal Obligations (Cost $19,305,170)				27,301,211

The accompanying notes are an integral part of these financial statements.

40  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Non-Agency Mortgage-Backed Securities: 3.36%
Angel Oak Mortgage Trust Series 2019-2 Class A1 144A ±±	3.63%	3-25-2049	$1,838,790	$1,883,962
Angel Oak Mortgage Trust Series 2020-2 Class A1 144A ±±	2.53	1-26-2065	6,576,616	6,710,976
Angel Oak Mortgage Trust Series 2020-5 Class A1 144A ±±	1.37	5-25-2065	2,269,702	2,273,353
Benchmark Mortgage Trust Series 2018-B1 Class ASB ±±	3.60	1-15-2051	787,000	880,607
Benchmark Mortgage Trust Series 2020-B20 Class A5	2.03	10-15-2053	5,004,000	5,195,930
Benchmark Mortgage Trust Series 2020-B21 Class A5	1.98	12-15-2053	4,871,000	5,021,647
Bunker Hill Loan Depositary Trust Series 2019-1 Class A1 144A	3.61	10-26-2048	2,578,287	2,684,815
Bunker Hill Loan Depositary Trust Series 2019-2 Class A1 144A	2.88	7-25-2049	4,494,226	4,619,633
Bunker Hill Loan Depositary Trust Series 2019-3 Class A1 144A	2.72	11-25-2059	5,215,307	5,358,227
CD Commercial Mortgage Trust Series 2017-CD4 Class ASB	3.32	5-10-2050	2,105,000	2,295,507
CD Commercial Mortgage Trust Series 2017-CD6 Class ASB	3.33	11-13-2050	5,323,000	5,859,686
CFCRE Commercial Mortgage Trust Series 2017-C8 Class A1	1.96	6-15-2050	156,405	156,429
CFCRE Commercial Mortgage Trust Series 2017-C8 Class ASB	3.37	6-15-2050	2,014,000	2,190,022
Citigroup Commercial Mortgage Trust Series 2016- P5 Class A1	1.41	10-10-2049	270,817	270,983
Colt Funding LLC Series 2019-1 Class A1 144A ±±	3.71	3-25-2049	1,452,224	1,467,635
Colt Funding LLC Series 2019-2 Class A1 144A ±±	3.34	5-25-2049	2,787,108	2,808,622
Colt Funding LLC Series 2019-4 Class A1 144A ±±	2.58	11-25-2049	3,760,558	3,805,798
Colt Funding LLC Series 2020-2 Class A1 144A ±±	1.85	3-25-2065	4,069,146	4,122,689
Commercial Mortgage Trust Series 2013-CR6 Class A4	3.10	3-10-2046	8,286,000	8,580,492
Commercial Mortgage Trust Series 2014-UBS4 Class A4	3.42	8-10-2047	4,380,000	4,643,087
Commercial Mortgage Trust Series 2015-LC21 Class A4	3.71	7-10-2048	1,777,000	1,968,636
CSAIL Commercial Mortgage Trust Series 2015-C4 Class A4	3.81	11-15-2048	2,010,200	2,249,217
Deutsche Bank Commercial Mortgage Trust Series 2017-C6 Class ASB	3.12	6-10-2050	1,249,000	1,351,327
Deutsche Bank Commercial Mortgage Trust Series 2020-C9 Class A5	1.93	9-15-2053	976,000	1,004,686
GCAT Series 2019-NQM1 Class A1 144A	2.99	2-25-2059	1,642,990	1,674,650
Goldman Sachs Mortgage Securities Trust Series 2012-GCJ7 Class AAB	2.94	5-10-2045	8,937	8,936
Goldman Sachs Mortgage Securities Trust Series 2014-GCJ18 Class A3	3.80	1-10-2047	1,727,233	1,788,648
Goldman Sachs Mortgage Securities Trust Series 2015-GC34 Class A4	3.51	10-10-2048	3,317,000	3,657,050
GS Mortgage Securities Trust Series 2014-GC18 Class A4	4.07	1-10-2047	5,804,323	6,257,534
GS Mortgage Securities Trust Series 2017-GS18 Class A4	3.47	11-10-2050	4,741,000	5,365,882
Impact Funding LLC Series 2010-1 Class A1 144A	5.31	1-25-2051	6,182,518	6,679,630
JPMDB Commercial Mortgage Securities Series 2014-C23 Class A4	3.67	9-15-2047	2,419,000	2,597,756
JPMDB Commercial Mortgage Securities Series 2017-C5 Class ASB	3.49	3-15-2050	861,000	936,661
JPMDB Commercial Mortgage Securities Series 2018-C8 Class ASB	4.15	6-15-2051	2,714,000	3,118,335
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C28 Class A3	2.91	10-15-2048	9,951,788	10,464,537
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C29 Class A4	3.61	5-15-2048	2,663,000	2,941,689
JPMorgan Chase Commercial Mortgage Securities Trust Series 2017-JP6 Class ASB	3.28	7-15-2050	2,343,000	2,553,442
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20 Class A4	3.25	2-15-2048	800,041	863,781
New Residential Mortgage Loan Trust Series 2019-NQM2 Class A1 144A ±±	3.60	4-25-2049	2,084,966	2,115,150
New Residential Mortgage Loan Trust Series 2019-NQM4 Class A1 144A ±±	2.49	9-25-2059	3,555,840	3,620,773
SG Capital Partners Series 2019-3 Class A1 144A ±±	2.70	9-25-2059	3,184,135	3,227,661
Starwood Mortgage Residential Trust Series 2019-INV1 Class A1 144A ±±	2.61	9-27-2049	3,879,453	3,948,115
Starwood Mortgage Residential Trust Series 2020-1 Class A1 144A ±±	2.28	2-25-2050	6,422,610	6,559,660
Starwood Mortgage Residential Trust Series 2020-3 Class A1 144A ±±	1.49	4-25-2065	5,912,701	5,948,234
Verus Securitization Trust Series 2019-1 Class A1 144A ±±	3.40	12-25-2059	2,930,161	3,015,859
Verus Securitization Trust Series 2019-1 Class A1 144A ±±	3.84	2-25-2059	1,410,330	1,421,442
Verus Securitization Trust Series 2019-2 Class A1 144A ±±	2.91	7-25-2059	3,885,311	3,987,052
Verus Securitization Trust Series 2019-2 Class A1 144A ±±	3.21	5-25-2059	5,288,937	5,355,142

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  41

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Verus Securitization Trust Series 2019-3 Class A1 144A ±±	2.69%	11-25-2059	$2,525,534	$2,591,437
Verus Securitization Trust Series 2019-3 Class A1 144A	2.78	7-25-2059	7,218,128	7,378,425
Verus Securitization Trust Series 2019-4 Class A1 144A	2.64	11-25-2059	9,768,571	9,989,730
Verus Securitization Trust Series 2020-1 Class A1 144A	2.42	1-25-2060	2,346,576	2,390,166
Verus Securitization Trust Series 2020-2 Class A1 144A ±±	2.23	5-25-2060	8,674,251	8,758,709
Verus Securitization Trust Series 2020-5 Class A1 144A	1.22	5-25-2065	1,749,724	1,751,309
Visio Trust Series 2019-1 Class A1 144A ±±	3.57	6-25-2054	2,120,637	2,149,054
Visio Trust Series 2020-1R Class A1 144A%%(a)	1.31	11-25-2055	4,520,000	4,519,989

Total Non-Agency Mortgage-Backed Securities (Cost $200,297,244)				205,040,404

U.S. Treasury Securities: 27.33%
U.S. Treasury Bond	0.25	8-31-2025	24,908,000	24,797,082
U.S. Treasury Bond	1.13	5-15-2040	134,293,000	129,026,196
U.S. Treasury Bond	1.13	8-15-2040	71,466,000	68,484,528
U.S. Treasury Bond	1.25	5-15-2050	22,057,000	20,309,672
U.S. Treasury Bond	1.38	11-15-2040	35,274,000	35,285,023
U.S. Treasury Bond	1.38	8-15-2050	89,210,000	84,763,439
U.S. Treasury Bond	1.63	11-15-2050	29,373,000	29,680,499
U.S. Treasury Bond	2.50	2-15-2045	15,226,000	18,380,042
U.S. Treasury Bond	2.88	5-15-2043	52,278,000	66,921,966
U.S. Treasury Note	0.13	5-31-2022	33,602,000	33,598,062
U.S. Treasury Note	0.13	6-30-2022	22,213,000	22,209,529
U.S. Treasury Note	0.13	7-31-2022	5,663,000	5,661,230
U.S. Treasury Note	0.13	8-31-2022	99,251,000	99,216,107
U.S. Treasury Note ##	0.13	9-30-2022	104,950,000	104,921,302
U.S. Treasury Note	0.13	10-31-2022	41,390,000	41,373,832
U.S. Treasury Note	0.13	11-30-2022	31,203,000	31,190,811
U.S. Treasury Note	0.13	9-15-2023	116,043,000	115,852,618
U.S. Treasury Note	0.13	10-15-2023	82,284,000	82,136,146
U.S. Treasury Note	0.25	6-15-2023	18,871,000	18,907,857
U.S. Treasury Note ##	0.25	11-15-2023	119,381,000	119,595,513
U.S. Treasury Note	0.25	9-30-2025	33,600,000	33,434,625
U.S. Treasury Note «	0.25	10-31-2025	60,663,000	60,345,467
U.S. Treasury Note	0.38	11-30-2025	59,272,000	59,304,415
U.S. Treasury Note	0.50	10-31-2027	39,860,000	39,548,594
U.S. Treasury Note	0.88	11-15-2030	60,185,000	60,326,059
U.S. Treasury Note ##	1.38	1-31-2021	93,393,000	93,584,046
U.S. Treasury Note ##	1.38	5-31-2021	107,586,000	108,275,223
U.S. Treasury Note	2.13	5-15-2022	3,363,000	3,459,818
U.S. Treasury Note	2.25	4-30-2021	28,262,000	28,514,812
U.S. Treasury Note	3.13	5-15-2021	26,340,000	26,704,233

Total U.S. Treasury Securities (Cost $1,667,179,959)				1,665,808,746

Yankee Corporate Bonds and Notes: 7.00%

Communication Services: 0.07%

Wireless Telecommunication Services: 0.07%
Vodafone Group plc	4.25	9-17-2050	3,540,000	4,332,239

Consumer Discretionary: 0.16%

Automobiles: 0.16%
Nissan Motor Company 144A	3.52	9-17-2025	1,806,000	1,885,431
Nissan Motor Company 144A	4.35	9-17-2027	4,887,000	5,239,771
Nissan Motor Company 144A	4.81	9-17-2030	2,244,000	2,477,513

				9,602,715

The accompanying notes are an integral part of these financial statements.

42  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Consumer Staples: 0.15%

Beverages: 0.15%
Bacardi Limited 144A	4.70%	5-15-2028	$3,449,000	$3,989,799
Bacardi Limited 144A	5.15	5-15-2038	1,632,000	2,051,445
Bacardi Limited 144A	5.30	5-15-2048	2,450,000	3,300,374

				9,341,618

Energy: 1.06%

Oil, Gas & Consumable Fuels: 1.06%
Aker BP ASA 144A	2.88	1-15-2026	5,234,000	5,241,893
Aker BP ASA 144A	4.00	1-15-2031	2,699,000	2,724,183
Ecopetrol SA	5.88	5-28-2045	2,196,000	2,610,495
Enbridge Incorporated	2.50	1-15-2025	8,829,000	9,301,674
Enbridge Incorporated	3.13	11-15-2029	4,038,000	4,382,544
Equinor ASA	1.75	1-22-2026	2,343,000	2,449,442
Equinor ASA	3.25	11-18-2049	1,370,000	1,524,745
FEL Energy Company 144A%%	5.75	12-1-2040	1,937,000	2,037,724
Galaxy Pipeline Assets Company 144A	1.75	9-30-2027	5,844,000	5,876,563
Galaxy Pipeline Assets Company 144A	2.63	3-31-2036	2,755,000	2,848,321
Oleoducto Central SA 144A	4.00	7-14-2027	1,951,000	2,107,080
Petroleos Mexicanos Company	2.38	4-15-2025	1,633,050	1,703,336
Petroleos Mexicanos Company	2.46	12-15-2025	4,435,750	4,628,550
Saudi Arabian Oil Company 144A	1.63	11-24-2025	2,967,000	3,020,436
Saudi Arabian Oil Company 144A	2.25	11-24-2030	2,967,000	3,005,637
Saudi Arabian Oil Company 144A	3.25	11-24-2050	660,000	661,373
Suncor Energy Incorporated	3.10	5-15-2025	3,958,000	4,299,906
Tengizchevroil LLP 144A	2.63	8-15-2025	3,111,000	3,217,552
Total Capital International SA	3.13	5-29-2050	2,916,000	3,191,953

				64,833,407

Financials: 4.61%

Banks: 2.59%
Asian Development Bank	0.63	4-7-2022	7,177,000	7,219,294
Banco Bilbao Vizcaya Argentaria SA	1.13	9-18-2025	4,600,000	4,615,437
Banco Santander SA	2.75	5-28-2025	3,600,000	3,831,827
Banco Santander SA %%	2.75	12-3-2030	3,000,000	3,000,000
Banco Santander SA	3.49	5-28-2030	1,800,000	2,005,670
Barclays plc (3 Month LIBOR +3.05%) ±	5.09	6-20-2030	6,684,000	7,876,944
Danske Bank A/S (1 Year Treasury Constant Maturity +1.03%) 144A±	1.17	12-8-2023	7,825,000	7,854,600
Danske Bank A/S (3 Month LIBOR +1.25%) 144A±	3.00	9-20-2022	9,081,000	9,235,466
Danske Bank A/S (3 Month LIBOR +1.59%) 144A±	3.24	12-20-2025	8,694,000	9,288,976
Danske Bank A/S 144A	5.00	1-12-2022	4,619,000	4,835,112
HSBC Holdings plc (U.S. SOFR +1.29%) ±	1.59	5-24-2027	10,944,000	11,038,179
HSBC Holdings plc (U.S. SOFR +1.54%) ±	1.65	4-18-2026	8,489,000	8,608,835
HSBC Holdings plc (U.S. SOFR +1.73%) ±	2.01	9-22-2028	9,614,000	9,768,954
Inter-American Development Bank	0.88	4-3-2025	7,363,000	7,501,119
Landwirtschaftliche Rentenbank	0.50	5-27-2025	11,429,000	11,451,709
National Australia Bank 144A	2.33	8-21-2030	5,461,000	5,501,929
Perrigo Finance plc	4.90	12-15-2044	1,656,000	1,861,444
Perrigo Finance Unlimited Company	3.15	6-15-2030	3,125,000	3,308,532
Royal Bank Scotland Group plc (1 Year Treasury Constant Maturity +2.15%) ±	2.36	5-22-2024	1,639,000	1,698,600
Royal Bank Scotland Group plc (1 Year Treasury Constant Maturity +2.55%) ±	3.07	5-22-2028	2,969,000	3,205,559
Royal Bank Scotland Group plc (5 Year Treasury Constant Maturity +2.10%) ±	3.75	11-1-2029	2,937,000	3,109,795

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  43

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Banks (continued)
Santander UK Group Holdings plc (1 Year Treasury Constant Maturity +1.25%) ±	1.53%	8-21-2026	$12,378,000	$12,470,217
Societe Generale (5 Year Treasury Constant Maturity +3.00%) 144A ±	3.65	7-8-2035	2,532,000	2,658,692
Swedish Export Credit Corporation	0.75	4-6-2023	9,883,000	9,984,032
Westpac Banking Corporation (5 Year Treasury Constant Maturity +1.75%) ±	2.67	11-15-2035	4,764,000	4,923,022
Westpac Banking Corporation	2.96	11-16-2040	1,151,000	1,238,072

				158,092,016

Capital Markets: 0.65%
Credit Suisse Group Funding Limited (U.S. SOFR +2.04%) 144A ±	2.19	6-5-2026	7,231,000	7,539,821
Credit Suisse Group Funding Limited (U.S. SOFR +1.56%) 144A ±	2.59	9-11-2025	1,367,000	1,442,223
Credit Suisse Group Funding Limited (3 Month LIBOR +1.20%) 144A ±	3.00	12-14-2023	3,476,000	3,632,942
Credit Suisse Group Funding Limited	3.80	6-9-2023	3,131,000	3,369,679
Credit Suisse Group Funding Limited (U.S. SOFR +3.73%) 144A ±	4.19	4-1-2031	8,443,000	9,949,633
Nomura Holdings Incorporated	2.65	1-16-2025	3,450,000	3,663,223
Nomura Holdings Incorporated	2.68	7-16-2030	2,862,000	3,023,004
Nomura Holdings Incorporated	3.10	1-16-2030	6,118,000	6,664,931

				39,285,456

Diversified Financial Services: 1.24%
AerCap Ireland Capital DAC	3.15	2-15-2024	3,940,000	4,055,681
AerCap Ireland Capital DAC	3.50	5-26-2022	1,794,000	1,845,110
AerCap Ireland Capital DAC	3.95	2-1-2022	992,000	1,018,033
AerCap Ireland Capital DAC	4.63	7-1-2022	838,000	879,248
AerCap Ireland Capital DAC	4.88	1-16-2024	1,868,000	2,011,903
AerCap Ireland Capital DAC	6.50	7-15-2025	3,843,000	4,441,882
BAT International Finance plc	1.67	3-25-2026	10,411,000	10,596,854
Brookfield Finance Incorporated	4.35	4-15-2030	4,883,000	5,925,045
DH Europe Finance II	2.05	11-15-2022	2,978,000	3,075,717
DH Europe Finance II	2.20	11-15-2024	5,104,000	5,412,496
DH Europe Finance II	2.60	11-15-2029	5,520,000	6,082,493
DH Europe Finance II	3.40	11-15-2049	39,000	46,451
Element Fleet Management Corporation 144A	3.85	6-15-2025	3,823,000	4,084,821
GE Capital International Funding Company 144A	3.45	5-15-2025	2,250,000	2,450,109
GE Capital International Funding Company 144A	4.40	5-15-2030	4,527,000	5,212,703
GE Capital International Funding Company	4.42	11-15-2035	6,562,000	7,568,407
Trust Fibrauno 144A	4.87	1-15-2030	2,649,000	2,925,821
Trust Fibrauno 144A	6.39	1-15-2050	1,663,000	1,835,952
UBS Group AG (1 Year Treasury Constant Maturity +1.08%) 144A ±	1.36	1-30-2027	6,030,000	6,091,499

				75,560,225

Insurance: 0.13%
Arch Capital Group Limited	3.64	6-30-2050	2,476,000	2,921,393
Athene Holding Limited	3.50	1-15-2031	1,405,000	1,485,339
Athene Holding Limited	6.15	4-3-2030	2,927,000	3,646,805

				8,053,537

Health Care: 0.39%

Pharmaceuticals: 0.39%
Astrazeneca plc	0.70	4-8-2026	3,861,000	3,845,128
Shire plc ADR	2.88	9-23-2023	3,878,000	4,115,838
Takeda Pharmaceutical	2.05	3-31-2030	7,069,000	7,219,757
Takeda Pharmaceutical	3.18	7-9-2050	4,327,000	4,624,482

The accompanying notes are an integral part of these financial statements.

44  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Pharmaceuticals (continued)
Takeda Pharmaceutical	4.40%	11-26-2023	$3,391,000	$3,764,003

				23,569,208

Industrials: 0.10%

Construction & Engineering: 0.04%
Hutama Karya Persero PT 144A	3.75	5-11-2030	2,193,000	2,436,182

Transportation Infrastructure: 0.06%
Adani Ports & Special Company 144A	4.20	8-4-2027	3,484,000	3,709,694

Information Technology: 0.27%

Semiconductors & Semiconductor Equipment: 0.27%
NXP BV 144A	3.15	5-1-2027	3,217,000	3,510,174
NXP BV 144A	3.88	6-18-2026	7,599,000	8,610,829
NXP BV 144A	4.30	6-18-2029	2,498,000	2,930,401
TSMC Global Limited Company 144A	1.38	9-28-2030	1,227,000	1,201,769

				16,253,173

Materials: 0.14%

Chemicals: 0.07%
Nutrien Limited	5.00	4-1-2049	2,885,000	3,992,597

Metals & Mining: 0.07%
Teck Resources Limited	5.20	3-1-2042	1,462,000	1,629,663
Teck Resources Limited	6.25	7-15-2041	2,339,000	2,908,035

				4,537,698

Real Estate: 0.05%

Real Estate Management & Development: 0.05%
Scentre Group Trust 144A	3.63	1-28-2026	2,951,000	3,201,923

Total Yankee Corporate Bonds and Notes (Cost $406,679,715)				426,801,688

Yankee Government Bonds: 1.28%
Abu Dhabi Government International 144A	2.50	4-16-2025	10,650,000	11,367,370
Bermuda 144A	3.38	8-20-2050	2,234,000	2,368,040
Japan Bank for International Cooperation	1.75	10-17-2024	5,082,000	5,317,976
Republic of Indonesia	4.45	4-15-2070	2,939,000	3,629,769
Republic of Paraguay 144A	4.95	4-28-2031	2,400,000	2,844,024
Republic of Paraguay 144A	5.40	3-30-2050	2,956,000	3,687,610
Republic of Peru %%	1.86	12-1-2032	2,866,000	2,843,072
Republic of Peru	2.39	1-23-2026	5,029,000	5,293,023
Republic of Peru %%	2.78	12-1-2060	1,579,000	1,559,263
Republic of Peru %%	3.23	7-28-2121	765,000	755,438
State of Israel	3.38	1-15-2050	2,126,000	2,347,189
State of Israel	4.50	4-3-2120	728,000	963,326
State of Qatar 144A	3.40	4-16-2025	205,000	225,500
United Mexican States	2.66	5-24-2031	11,292,000	11,293,807
United Mexican States	3.77	5-24-2061	1,725,000	1,720,688
United Mexican States	3.90	4-27-2025	4,768,000	5,280,560
United Mexican States	4.35	1-15-2047	1,753,000	1,938,836
United Mexican States	4.50	4-22-2029	8,500,000	9,813,250
United Mexican States	4.60	2-10-2048	1,782,000	2,020,806
United Mexican States	4.75	3-8-2044	2,478,000	2,852,798

Total Yankee Government Bonds (Cost $72,047,240)				78,122,345

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  45

Portfolio of investments—November 30, 2020 (unaudited)

	Yield	Principal	Value
Short-Term Investments: 3.68%

Investment Companies: 3.68%
Securities Lending Cash Investments LLC (l)(r)(u)	0.12%	$54,037,500	$54,037,500
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.02	170,055,243	170,055,243

Total Short-Term Investments (Cost $224,092,743)			224,092,743

Total investments in securities (Cost $6,493,652,297)	109.72%	6,688,333,884

Other assets and liabilities, net	(9.72)	(592,746,887)

Total net assets	100.00%	$6,095,586,997

±	Variable rate investment. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.
±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
«	All or a portion of this security is on loan.
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.
##	All or a portion of this security is segregated for when-issued securities.
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

SOFR	Secured Overnight Financing Rate

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	$0	$54,097,500	$(60,000)	$0	$0	$54,037,500		54,037,500	$534	#
Wells Fargo Government Money Market Fund Select Class	315,907,475	2,475,977,232	(2,621,829,464)	0	0	170,055,243		170,055,243	121,381

				$0	$0	$224,092,743	3.68%		$121,915

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

46  |  Wells Fargo Core Bond Portfolio

Statement of assets and liabilities—November 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities (including $52,976,648 of securities loaned), at value (cost $6,269,559,554)	$6,464,241,141
Investments in affiliated securities, at value (cost $224,092,743)	224,092,743
Receivable for investments sold	826,853,596
Principal paydown receivable	673,358
Receivable for interest	20,194,640
Receivable for securities lending income, net	915
Prepaid expenses and other assets	271,927

Total assets	7,536,328,320

Liabilities
Payable upon receipt of securities loaned	53,869,375
Payable for investments purchased	828,498,144
Payable for when-issued transactions	553,637,122
Cash collateral due to broker	3,082,539
Overdraft due to custodian bank	2,856
Advisory fee payable	1,651,287

Total liabilities	1,440,741,323

Total net assets	$6,095,586,997

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  47

Statement of operations—six months ended November 30, 2020 (unaudited)

Investment income
Interest (net of foreign withholding taxes of $3,863)	$53,928,274
Income from affiliated securities	123,544

Total investment income	54,051,818

Expenses
Advisory fee	10,267,456
Custody and accounting fees	132,138
Professional fees	48,147
Shareholder report expenses	3,829
Trustees’ fees and expenses	9,576
Other fees and expenses	44,708

Net expenses	10,505,854

Net investment income	43,545,964

Realized and unrealized gains (losses) on investments
Net realized gains on investments	119,819,612
Net change in unrealized gains (losses) on investments	5,227,398

Net realized and unrealized gains (losses) on investments	125,047,010

Net increase in net assets resulting from operations	$168,592,974

The accompanying notes are an integral part of these financial statements.

48  |  Wells Fargo Core Bond Portfolio

Statement of changes in net assets

	Six months ended November 30, 2020 (unaudited)	Year ended May 31, 2020

Operations
Net investment income	$43,545,964	$132,899,852
Net realized gains on investments	119,819,612	327,904,415
Net change in unrealized gains (losses) on investments	5,227,398	58,392,982

Net increase in net assets resulting from operations	168,592,974	519,197,249

Capital transactions
Transactions in investors’ beneficial interests
Contributions	684,363,108	2,488,553,741
Withdrawals	(519,224,929)	(3,071,640,078)

Net increase (decrease) in net assets resulting from capital transactions	165,138,179	(583,086,337)

Total increase (decrease) in net assets	333,731,153	(63,889,088)

Net assets
Beginning of period	5,761,855,844	5,825,744,932

End of period	$6,095,586,997	$5,761,855,844

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  49

Financial highlights

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
		2020	2019	2018	2017	2016
Total return[1]	2.85%	9.49%	6.30%	(0.53)%	1.89%	2.78%
Ratios to average net assets (annualized)
Gross expenses	0.35%	0.35%	0.35%	0.35%	0.35%	0.36%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.44%	2.28%	2.93%	2.23%	1.87%	1.86%
Supplemental data
Portfolio turnover rate	213%	603%	577%	542%	614%	667%

[1]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

50  |  Wells Fargo Core Bond Portfolio

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Core Bond Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Wells Fargo Core Bond Portfolio  |  51

Notes to financial statements (unaudited)

In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.

When-issued transactions

The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether interest and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2020, the aggregate cost of all investments for federal income tax purposes was $6,498,269,871 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$202,197,380

Gross unrealized losses	(12,133,367)

Net unrealized gains	$190,064,013

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

52  |  Wells Fargo Core Bond Portfolio

Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of November 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$1,870,498,311	$0	$1,870,498,311

Asset-backed securities	0	610,540,007	0	610,540,007

Corporate bonds and notes	0	1,580,128,429	0	1,580,128,429

Municipal obligations	0	27,301,211	0	27,301,211

Non-agency mortgage-back securities	0	205,040,404	0	205,040,404

U.S. Treasury securities	1,665,808,746	0	0	1,665,808,746

Yankee corporate bonds and notes	0	426,801,688	0	426,801,688

Yankee government bonds	0	78,122,345	0	78,122,345

Short-term investments

Investment companies	224,092,743	0	0	224,092,743

Total assets	$1,889,901,489	$4,798,432,395	$0	$6,688,333,884

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended November 30, 2020, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.300

Over $10 billion	0.290

For the six months ended November 30, 2020, the advisory fee was equivalent to an annual rate of 0.34% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Wells Fargo Core Bond Portfolio  |  53

Notes to financial statements (unaudited)

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$12,257,295,189	$1,998,159,702	$11,785,854,423	$1,776,440,396

6. SECURITIES LENDING TRANSACTIONS

The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of November 30, 2020, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Nomura Securities International Inc.	$49,732,070	$(49,732,070)	$0

UBS Securities LLC	3,244,578	(3,244,578)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2020, there were no borrowings by the Portfolio under the agreement.

8. INDEMNIFICATION

Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

54  |  Wells Fargo Core Bond Portfolio

Notes to financial statements (unaudited)

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Core Bond Portfolio  |  55

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

56  |  Wells Fargo Core Bond Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Core Bond Fund  |  57

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

58  |  Wells Fargo Core Bond Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 67 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 67 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Core Bond Fund  |  59

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2021 Wells Fargo & Company. All rights reserved.

PAR-1220-00735 01-20

SA287/SAR287 11-20

Semi-Annual Report

November 30, 2020

Wells Fargo Real Return Fund

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of November 30, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Real Return Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“Global stock markets rallied strongly, driven by aggressive stimulus measures introduced by central banks and governments in response to challenges presented by the COVID-19 pandemic.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Real Return Fund for the six-month period that ended November 30, 2020. Global stock markets rallied strongly, driven by aggressive stimulus measures introduced by central banks and governments in response to challenges presented by the COVID-19 pandemic. Emerging market equities had particularly robust results during the six-month period. Among bonds, high-yield issues led the way while U.S. bonds generally had more modest returns than their international counterparts.

For the period, U.S. stocks, based on the S&P 500 Index,1 returned 19.98% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 gained 23.28%. The MSCI EM Index (Net)3 rallied 31.14%. Among bond investments, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned a modest 1.79%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a robust 8.19%, the Bloomberg Barclays Municipal Bond Index6 had a 3.29% return, and the ICE BofA U.S. High Yield Index7 gained a healthy 10.47%.

Equities enjoyed a strong tailwind from monetary and fiscal stimulus.

Financial markets posted widely positive returns in June despite ongoing economic weakness and uncertainty regarding COVID-19 and the timing of an effective vaccine. As economies reopened, optimism rose. Vitally important to market sentiment was the ongoing global central bank commitment to provide economic support through liquidity and low borrowing costs. U.S. economic activity was boosted by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits for tens of millions of Americans through July. However, jobless rates remained historically high, easing somewhat from 14.7% in April to 11.1% in June. By late June, numerous states reported increases of COVID-19 cases, an ominous sign. China’s economic recovery picked up momentum in June.

July was broadly positive for both global equities and fixed income. However, economic data and a resurgence of COVID-19 cases pointed to the vulnerability of the global economy and the need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China reported 3.2% year-over-year second-quarter GDP growth. U.S. unemployment remained high despite adding 1.8 million jobs in July, as a double-digit jobless rate persisted. However, manufacturing activity grew in both the U.S. and the eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. A rising concern was the rapid and broad reemergence of COVID-19 infections.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Real Return Fund

Letter to shareholders (unaudited)

The stock market continued to rally in August despite concerns over rising COVID-19 cases in the U.S. and Europe, as well as the expiration of the $600 weekly bonus unemployment benefit in July. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Federal Reserve’s announcement of a more accommodative policy shift that could lead to longer-term low interest rates. U.S. indices measuring manufacturing and services activities beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.

Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, only half of the 22 million jobs lost since the early spring had returned. The U.S. unemployment rate fell to 7.9% in September, a measurable improvement but far higher than the 3.5% pre-COVID-19 rate. Only 661,000 jobs were added for the month, down from 1.5 million in August. With the U.S. Congress failing to pass further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the markets. In the U.K., a lack of progress in Brexit talks with the European Union weighed on markets. China’s economy picked up steam, however, with growth fueled by increased global demand.

In October, capital markets took a step back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe responded with more economic restrictions. Meanwhile, Brexit remained unresolved. U.S. markets looked favorably at a possible Democratic sweep and control of the federal purse strings in anticipation of additional fiscal stimulus, which could boost economic activity. Meanwhile, China continued to stand apart, reporting 4.9% third-quarter GDP growth year over year.

Global stocks rallied broadly in November, propelled by optimism over three promising COVID-19 vaccines, which reported high effectiveness in trials. Global stock indices notched double-digit monthly gains. In a reversal of recent trends, value stocks outperformed growth and cyclical stocks outpaced technology stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The Eurozone Services Purchasing Managers’ Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity gauge indicated growth. The U.S. election results added to the market’s upbeat mood as investors gave thumbs-up to the certainty of the outcome after an unusual delay and anticipated more consistent policies in the new administration.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“Global stocks rallied broadly in November, propelled by optimism over three promising COVID-19 vaccines, which reported high effectiveness in trials.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Real Return Fund  |  3

Letter to shareholders (unaudited)

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Preparing for LIBOR Transition

The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins more than $350 trillion of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021, which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.

The Fund holds at least one security that uses LIBOR as a floating reference rate and has a maturity date after 12-31-2021.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.

Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.

While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.

Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

4  |  Wells Fargo Real Return Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks returns that exceed the rate of inflation over the long-term.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio1

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Petros N. Bocray, CFA®‡, FRM

Michael Bradshaw, CFA®‡

Christian L. Chan, CFA®‡

Jay N. Mueller, CFA®‡

Garth B. Newport, CFA®‡

Michael Schueller, CFA®‡

Average annual total returns (%) as of November 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (IPBAX)	2-28-2003	2.80	3.27	2.57	7.64	4.23	3.04	1.43	0.78

Class C (IPBCX)	2-28-2003	5.79	3.45	2.28	6.79	3.45	2.28	2.18	1.53

Class R6 (IPBJX)[4]	10-31-2016	–	–	–	7.98	4.60	3.35	1.05	0.40

Administrator Class (IPBIX)	2-28-2003	–	–	–	7.90	4.46	3.28	1.37	0.60

Institutional Class (IPBNX)[5]	10-31-2016	–	–	–	8.02	4.57	3.34	1.10	0.45

Bloomberg Barclays U.S. TIPS Index[6]	–	–	–	–	10.15	4.68	3.53	–	–

CPI[7]	–	–	–	–	1.17	1.86	1.75	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The Fund is exposed to mortgage- and asset-backed securities risk and small company securities risk. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Real Return Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of November 30, 2020[8]

TIPS, 0.38%, 7-15-2025	3.07

TIPS, 0.63%, 1-15-2026	2.73

TIPS, 0.13%, 1-15-2023	2.56

TIPS, 0.63%, 1-15-2024	2.46

TIPS, 0.13%, 7-15-2024	2.39

TIPS, 0.38%, 7-15-2023	2.24

TIPS, 0.25%, 1-15-2025	2.23

TIPS, 0.13%, 7-15-2022	2.20

TIPS, 0.13%, 7-15-2030	2.15

TIPS, 0.50%, 1-15-2028	2.04

Portfolio allocation as of November 30, 2020[9]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.78% for Class A, 1.53% for Class C, 0.40% for Class R6, 0.60% for Administrator Class, and 0.45% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the Class R6 expenses. If these expenses had been included, returns for the Class R6 shares would be higher.

[5]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the Institutional Class shares would be higher.

[6]	The Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.

[7]

The Consumer Price Index (CPI) for All Urban Consumers in U.S. All Items is published monthly by the U.S. government as an indicator of changes in price levels (or inflation) paid by urban consumers for a representative basket of goods and services. You cannot invest directly in an index.

[8]

Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.

[9]

Figures represent the portfolio composition of the affiliated master portfolio as a percentage of the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Real Return Fund  |  7

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from June 1, 2020 to November 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6-1-2020	Ending account value 11-30-2020	Expenses paid during the period[1,2]	Annualized net expense ratio[1]

Class A

Actual	$1,000.00	$1,052.92	$4.01	0.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.16	$3.95	0.78%

Class C

Actual	$1,000.00	$1,048.99	$7.86	1.53%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.74	1.53%

Class R6

Actual	$1,000.00	$1,054.39	$2.06	0.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03	0.40%

Administrator Class

Actual	$1,000.00	$1,054.37	$3.09	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	$3.04	0.60%

Institutional Class

Actual	$1,000.00	$1,055.06	$2.32	0.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.28	0.45%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8  |  Wells Fargo Real Return Fund

Portfolio of investments—November 30, 2020 (unaudited)

Value
Investment Companies: 99.87%

Affiliated Master Portfolio: 99.87%
Wells Fargo Real Return Portfolio	$59,698,728

Total Investment Companies (Cost $52,913,313)	59,698,728

Total investments in securities (Cost $52,913,313)	99.87%	59,698,728

Other assets and liabilities, net	0.13	78,964

Total net assets	100.00%	$59,777,692

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Real Return Portfolio	35%	27%	$(69,454)	$2,692,438	$637,079	$94,708	$350	$59,698,728	99.87%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Fund  |  9

Statement of assets and liabilities—November 30, 2020 (unaudited)

Assets
Investments in affiliated Master Portfolio, at value (cost $52,913,313)	$59,698,728
Receivable for Fund shares sold	115,356
Receivable from manager	10,397
Prepaid expenses and other assets	1,352

Total assets	59,825,833

Liabilities
Payable for Fund shares redeemed	25,981
Administration fees payable	4,216
Distribution fee payable	923
Shareholder report expenses payable	4,858
Shareholder servicing fees payable	5,650
Trustees’ fees and expenses payable	1,066
Accrued expenses and other liabilities	5,447

Total liabilities	48,141

Total net assets	$59,777,692

Net assets consist of
Paid-in capital	$55,087,686
Total distributable earnings	4,690,006

Total net assets	$59,777,692

Computation of net asset value and offering price per share
Net assets – Class A	$13,273,112
Shares outstanding – Class A1	1,243,835
Net asset value per share – Class A	$10.67
Maximum offering price per share – Class A2	$11.17
Net assets – Class C	$1,472,429
Shares outstanding – Class C1	140,413
Net asset value per share – Class C	$10.49
Net assets – Class R6	$21,641,244
Shares outstanding – Class R6[1]	2,007,254
Net asset value per share – Class R6	$10.78
Net assets – Administrator Class	$13,443,186
Shares outstanding – Administrator Class[1]	1,239,568
Net asset value per share – Administrator Class	$10.85
Net assets – Institutional Class	$9,947,721
Shares outstanding – Institutional Class[1]	922,260
Net asset value per share – Institutional Class	$10.79

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Real Return Fund

Statement of operations—six months ended November 30, 2020 (unaudited)

Investment income
Interest allocated from affiliated Master Portfolio	$637,079
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $791)	94,708
Affiliated income allocated from affiliated Master Portfolio	350
Expenses allocated from affiliated Master Portfolio	(139,904)
Waivers allocated from affiliated Master Portfolio	24,123

Total investment income	616,356

Expenses
Management fee	14,886
Administration fees
Class A	11,164
Class C	1,349
Class R6	2,945
Administrator Class	7,047
Institutional Class	4,070
Shareholder servicing fees
Class A	17,428
Class C	2,101
Administrator Class	17,599
Distribution fee
Class C	6,319
Custody and accounting fees	2,020
Professional fees	18,048
Registration fees	100,273
Shareholder report expenses	34,759
Trustees’ fees and expenses	11,029
Other fees and expenses	7,721

Total expenses	258,758
Less: Fee waivers and/or expense reimbursements
Fund-level	(193,866)
Class A	(696)
Administrator Class	(8,434)

Net expenses	55,762

Net investment income	560,594

Realized and unrealized gains (losses) on investments
Net realized losses on securities transactions allocated from affiliated Master Portfolio	(69,454)
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	2,692,438

Net realized and unrealized gains (losses) on investments	2,622,984

Net increase in net assets resulting from operations	$3,183,578

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Fund  |  11

Statement of changes in net assets

	Six months ended November 30, 2020 (unaudited)		Year ended May 31, 2020

Operations
Net investment income		$560,594		$1,149,193
Net realized losses on investments		(69,454)		(1,121,387)
Net change in unrealized gains (losses) on investments		2,692,438		3,059,682

Net increase in net assets resulting from operations		3,183,578		3,087,488

Distributions to shareholders from net investment income and net realized gains
Class A		(113,765)		(333,051)
Class C		(9,527)		(28,644)
Class R6		(203,448)		(410,590)
Administrator Class		(118,115)		(268,283)
Institutional Class		(97,958)		(274,619)

Total distributions to shareholders		(542,813)		(1,315,187)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	234,470	2,450,862	341,385	3,446,122
Class C	22,278	228,745	58,887	586,232
Class R6	486,193	5,175,121	700,870	7,155,041
Administrator Class	319,355	3,412,800	754,263	7,722,657
Institutional Class	186,884	1,980,252	587,649	6,004,061

		13,247,780		24,914,113

Reinvestment of distributions
Class A	8,021	84,905	23,714	238,785
Class C	871	9,052	2,484	24,671
Class R6	11,490	122,982	22,788	231,443
Administrator Class	10,659	114,697	25,943	265,162
Institutional Class	9,127	97,689	26,962	274,014

		429,325		1,034,075

Payment for shares redeemed
Class A	(289,746)	(3,073,050)	(865,507)	(8,666,594)
Class C	(53,208)	(552,035)	(153,174)	(1,519,143)
Class R6	(255,333)	(2,736,788)	(395,994)	(4,031,485)
Administrator Class	(395,313)	(4,254,378)	(827,804)	(8,434,604)
Institutional Class	(298,671)	(3,189,919)	(699,776)	(7,084,487)

		(13,806,170)		(29,736,313)

Net decrease in net assets resulting from capital share transactions		(129,065)		(3,788,125)

Total increase (decrease) in net assets		2,511,700		(2,015,824)

Net assets
Beginning of period		57,265,992		59,281,816

End of period		$59,777,692		$57,265,992

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Real Return Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS A		2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.22	$9.89	$9.87	$9.96	$9.95	$10.07
Net investment income	0.09	0.12	0.15	0.21	0.19 [1]	0.10 [1]
Net realized and unrealized gains (losses) on investments	0.45	0.42	0.09	(0.09)	0.03	(0.01)

Total from investment operations	0.54	0.54	0.24	0.12	0.22	0.09
Distributions to shareholders from
Net investment income	(0.09)	(0.21)	(0.19)	(0.21)	(0.20)	(0.07)
Net realized gains	0.00	0.00	(0.03)	0.00	(0.01)	(0.14)

Total distributions to shareholders	(0.09)	(0.21)	(0.22)	(0.21)	(0.21)	(0.21)
Net asset value, end of period	$10.67	$10.22	$9.89	$9.87	$9.96	$9.95
Total return[2]	5.29%	5.48%	2.56%	1.25%	2.23%	1.01%
Ratios to average net assets (annualized)
Gross expenses[3]	1.43%	1.43%	1.16%	1.04%	1.11%	1.20%
Net expenses[3]	0.78%	0.78%	0.77%	0.80%	0.85%	0.85%
Net investment income[3]	1.68%	1.79%	1.95%	2.15%	1.92%	0.98%
Supplemental data
Portfolio turnover rate[4]	9%	24%	39%	29%	25%	29%
Net assets, end of period (000s omitted)	$13,273	$13,196	$17,716	$26,133	$29,678	$18,938

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017	0.44%
Year ended May 31, 2016	0.44%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Fund  |  13

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS C		2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.06	$9.73	$9.73	$9.82	$9.77	$9.92
Net investment income	0.05 [1]	0.11 [1]	0.10 [1]	0.03	0.04	0.03 [1]
Net realized and unrealized gains (losses) on investments	0.44	0.35	0.07	0.02	0.10	(0.02)

Total from investment operations	0.49	0.46	0.17	0.05	0.14	0.01
Distributions to shareholders from
Net investment income	(0.06)	(0.13)	(0.14)	(0.14)	(0.08)	(0.02)
Net realized gains	0.00	0.00	(0.03)	0.00	(0.01)	(0.14)

Total distributions to shareholders	(0.06)	(0.13)	(0.17)	(0.14)	(0.09)	(0.16)
Net asset value, end of period	$10.49	$10.06	$9.73	$9.73	$9.82	$9.77
Total return[2]	4.90%	4.77%	1.79%	0.53%	1.44%	0.21%
Ratios to average net assets (annualized)
Gross expenses[3]	2.18%	2.18%	1.91%	1.79%	1.86%	1.95%
Net expenses[3]	1.53%	1.53%	1.52%	1.56%	1.60%	1.60%
Net investment income[3]	0.87%	1.09%	1.08%	1.39%	1.23%	0.30%
Supplemental data
Portfolio turnover rate[4]	9%	24%	39%	29%	25%	29%
Net assets, end of period (000s omitted)	$1,472	$1,714	$2,553	$3,517	$4,580	$5,654

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.44%
Year ended May 31, 2017	0.44%
Year ended May 31, 2016	0.44%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Real Return Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
CLASS R6		2020	2019	2018	2017[1]
Net asset value, beginning of period	$10.33	$9.99	$9.96	$10.05	$10.17
Net investment income	0.12	0.22	0.23 [2]	0.22	0.10
Net realized and unrealized gains (losses) on investments	0.44	0.37	0.06	(0.06)	(0.07)

Total from investment operations	0.56	0.59	0.29	0.16	0.03
Distributions to shareholders from
Net investment income	(0.11)	(0.25)	(0.23)	(0.25)	(0.14)
Net realized gains	0.00	0.00	(0.03)	0.00	(0.01)

Total distributions to shareholders	(0.11)	(0.25)	(0.26)	(0.25)	(0.15)
Net asset value, end of period	$10.78	$10.33	$9.99	$9.96	$10.05
Total return[3]	5.44%	5.94%	2.99%	1.63%	0.36%
Ratios to average net assets (annualized)
Gross expenses[4]	1.05%	1.05%	0.82%	0.66%	0.69%
Net expenses[4]	0.40%	0.40%	0.39%	0.42%	0.47%
Net investment income[4]	2.10%	2.08%	2.34%	2.52%	1.32%
Supplemental data
Portfolio turnover rate[5]	9%	24%	39%	29%	25%
Net assets, end of period (000s omitted)	$21,641	$18,224	$14,358	$11,750	$7,438

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017[1]	0.44%

[5]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
ADMINISTRATOR CLASS		2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.38	$10.03	$9.99	$10.06	$10.03	$10.15
Net investment income	0.10 [1]	0.20 [1]	0.21 [1]	0.24 [1]	0.22 [1]	0.13 [1]
Net realized and unrealized gains (losses) on investments	0.46	0.36	0.06	(0.09)	0.02	(0.02)

Total from investment operations	0.56	0.56	0.27	0.15	0.24	0.11
Distributions to shareholders from
Net investment income	(0.09)	(0.21)	(0.20)	(0.22)	(0.20)	(0.09)
Net realized gains	0.00	0.00	(0.03)	0.00	(0.01)	(0.14)

Total distributions to shareholders	(0.09)	(0.21)	(0.23)	(0.22)	(0.21)	(0.23)
Net asset value, end of period	$10.85	$10.38	$10.03	$9.99	$10.06	$10.03
Total return[2]	5.44%	5.67%	2.78%	1.50%	2.46%	1.21%
Ratios to average net assets (annualized)
Gross expenses[3]	1.37%	1.37%	1.10%	0.97%	1.04%	1.13%
Net expenses[3]	0.60%	0.60%	0.59%	0.60%	0.60%	0.60%
Net investment income[3]	1.91%	1.92%	2.15%	2.39%	2.20%	1.30%
Supplemental data
Portfolio turnover rate[4]	9%	24%	39%	29%	25%	29%
Net assets, end of period (000s omitted)	$13,443	$13,544	$13,562	$23,331	$26,100	$20,607

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017	0.44%
Year ended May 31, 2016	0.44%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Real Return Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
INSTITUTIONAL CLASS		2020	2019	2018	2017[1]
Net asset value, beginning of period	$10.33	$9.99	$9.97	$10.06	$10.17
Net investment income	0.10	0.21	0.22	0.24	0.14
Net realized and unrealized gains (losses) on investments	0.47	0.37	0.05	(0.08)	(0.10)

Total from investment operations	0.57	0.58	0.27	0.16	0.04
Distributions to shareholders from
Net investment income	(0.11)	(0.24)	(0.22)	(0.25)	(0.14)
Net realized gains	0.00	0.00	(0.03)	0.00	(0.01)

Total distributions to shareholders	(0.11)	(0.24)	(0.25)	(0.25)	(0.15)
Net asset value, end of period	$10.79	$10.33	$9.99	$9.97	$10.06
Total return[2]	5.51%	5.78%	2.84%	1.57%	0.41%
Ratios to average net assets (annualized)
Gross expenses[3]	1.10%	1.10%	0.84%	0.71%	0.76%
Net expenses[3]	0.45%	0.45%	0.44%	0.47%	0.52%
Net investment income[3]	1.87%	2.09%	2.20%	2.62%	2.24%
Supplemental data
Portfolio turnover rate[4]	9%	24%	39%	29%	25%
Net assets, end of period (000s omitted)	$9,948	$10,587	$11,094	$12,110	$5,229

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2020 (unaudited)	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017[1]	0.44%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Fund  |  17

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Real Return Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Wells Fargo Real Return Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. As of November 30, 2020, the Fund owned 27% of Wells Fargo Real Return Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the six months ended November 30, 2020 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

18  |  Wells Fargo Real Return Fund

Notes to financial statements (unaudited)

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2020, the aggregate cost of all investments for federal income tax purposes was $53,040,192 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$6,658,536

Gross unrealized losses	0

Net unrealized gains	$6,658,536

As of May 31, 2020, the Fund had capital loss carryforwards which consisted of $1,082,708 in short-term capital losses and $906,231 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At November 30, 2020, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio

Wells Fargo Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term	$59,698,728

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the six months ended November 30, 2020, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account

Wells Fargo Real Return Fund  |  19

Notes to financial statements (unaudited)

servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.78% for Class A shares, 1.53% for Class C shares, 0.40% for Class R6 shares, and 0.60% for Administrator Class shares, and 0.45% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended November 30, 2020, Funds Distributor received $367 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended November 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$9,094,158	$8,171,588	$839,712	$3,480,931

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

20  |  Wells Fargo Real Return Fund

Notes to financial statements (unaudited)

For the six months ended November 30, 2020, there were no borrowings by the Fund under the agreement.

7. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

9. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Real Return Fund  |  21

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 13.41%

Consumer Staples: 4.47%

Beverages: 0.68%
PepsiCo Incorporated	10,246	$1,477,781

Food & Staples Retailing: 1.47%
Costco Wholesale Corporation	2,497	978,250
Sysco Corporation	8,236	587,144
Walmart Incorporated	10,637	1,625,227

		3,190,621

Food Products: 0.61%
Mondelez International Incorporated Class A	13,731	788,846
Nomad Foods Limited †	22,626	546,418

		1,335,264

Household Products: 1.56%
Church & Dwight Company Incorporated	8,444	741,130
The Clorox Company	2,189	444,279
The Procter & Gamble Company	15,936	2,213,032

		3,398,441

Tobacco: 0.15%
Philip Morris International Incorporated	4,390	332,543

Energy: 0.98%

Oil, Gas & Consumable Fuels: 0.98%
Chevron Corporation	14,933	1,301,859
Phillips 66	13,681	828,795

		2,130,654

Financials: 0.11%

Mortgage REITs: 0.11%
AGNC Investment Corporation	15,892	242,830

Materials: 3.49%

Chemicals: 1.46%
Ecolab Incorporated	2,642	586,920
Linde plc	4,987	1,278,767
The Sherwin-Williams Company	1,009	754,359
Westlake Chemical Corporation	7,573	569,111

		3,189,157

Construction Materials: 0.18%
Martin Marietta Materials Incorporated	1,432	380,382

Containers & Packaging: 0.18%
Crown Holdings Incorporated †	4,206	396,416

Metals & Mining: 1.67%
Agnico-Eagle Mines Limited	2,500	164,675
Alamos Gold Incorporated Class A	8,000	66,220
AngloGold Ashanti Limited ADR	4,200	91,014
B2Gold Corporation	28,000	156,095

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Real Return Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value

Metals & Mining (continued)
Barrick Gold Corporation	10,956	$253,522
Centerra Gold Incorporated	6,000	58,582
Endeavour Mining Corporation †	3,300	77,831
Evolution Mining Limited	22,000	80,261
Fortuna Silver Mines Incorporated †	6,000	38,207
Franco-Nevada Corporation	1,300	173,043
Gold Fields Limited ADR	11,500	100,165
Kinross Gold Corporation	30,000	213,675
Kirkland Lake Gold Limited	5,037	206,375
Lundin Gold Incorporated †	5,000	44,275
MAG Silver Corporation †	6,000	91,384
Newcrest Mining Limited	6,000	118,608
Newmont Corporation	5,090	299,394
Northern Star Resources Limited	14,000	129,589
Pan American Silver Corporation	3,300	97,449
Royal Gold Incorporated	3,084	340,689
SilverCrest Metals Incorporated †	4,000	35,112
SSR Mining Incorporated †	2,272	42,057
SSR Mining Incorporated †	3,100	57,071
Steel Dynamics Incorporated	9,914	358,986
Teranga Gold Corporation †	4,000	44,167
Torex Gold Resources Incorporated †	6,600	91,070
Wheaton Precious Metals Corporation	3,900	150,541
Yamana Gold Incorporated	12,000	62,647

		3,642,704

Real Estate: 4.36%

Equity REITs: 4.36%
Alexandria Real Estate Equities Incorporated	2,828	463,028
American Homes 4 Rent Class A	13,884	398,748
American Tower Corporation	4,503	1,041,094
Camden Property Trust	4,094	404,610
CoreSite Realty Corporation	3,197	400,872
Equinix Incorporated	1,388	968,533
Federal Realty Investment Trust	2,676	233,401
Four Corners Property Trust Incorporated	17,679	495,189
Healthcare Realty Trust Incorporated	10,353	305,414
Host Hotels & Resorts Incorporated	19,066	267,496
Invitation Homes Incorporated	15,334	438,246
Mid-America Apartment Communities Incorporated	3,257	410,903
Prologis Incorporated	8,930	893,447
SBA Communications Corporation	2,086	599,057
Simon Property Group Incorporated	2,409	198,911
STAG Industrial Incorporated	11,242	334,787
Sun Communities Incorporated	4,020	558,780
VICI Properties Incorporated	25,295	639,711
Welltower Incorporated	6,879	433,239

		9,485,466

Total Common Stocks (Cost $22,516,767)		29,202,259

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Portfolio  |  23

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Corporate Bonds and Notes: 14.31%

Communication Services: 2.02%

Diversified Telecommunication Services: 0.44%
CenturyLink Incorporated	6.75%	12-1-2023	$260,000	$288,353
CenturyLink Incorporated	6.45	6-15-2021	155,000	159,108
CommScope Holding Company Incorporated 144A	5.50	3-1-2024	290,000	297,975
Level 3 Financing Incorporated	5.38	1-15-2024	125,000	125,875
Level 3 Financing Incorporated	5.38	5-1-2025	85,000	87,257

				958,568

Entertainment: 0.43%
Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	170,000	168,725
Live Nation Entertainment Incorporated 144A	6.50	5-15-2027	150,000	166,125
Netflix Incorporated	5.38	2-1-2021	600,000	604,500

				939,350

Media: 0.98%
CCO Holdings LLC 144A	5.13	5-1-2027	600,000	631,269
CSC Holdings LLC 144A	5.50	4-15-2027	200,000	211,100
CSC Holdings LLC	6.75	11-15-2021	105,000	109,840
DISH DBS Corporation	5.88	7-15-2022	190,000	199,553
DISH DBS Corporation	6.75	6-1-2021	155,000	158,371
Sirius XM Radio Incorporated 144A	3.88	8-1-2022	800,000	812,000

				2,122,133

Wireless Telecommunication Services: 0.17%
Sprint Corporation	7.88	9-15-2023	155,000	178,638
Sprint Spectrum Company LLC 144A	3.36	3-20-2023	43,750	44,215
T-Mobile USA Incorporated	4.00	4-15-2022	145,000	149,534

				372,387

Consumer Discretionary: 2.34%

Auto Components: 0.11%
Goodyear Tire & Rubber Company	5.13	11-15-2023	245,000	245,196

Automobiles: 0.18%
Ford Motor Company	8.50	4-21-2023	355,000	398,267

Hotels, Restaurants & Leisure: 0.19%
Carnival Corporation 144A	11.50	4-1-2023	50,000	56,938
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	325,000	351,813

				408,751

Household Durables: 0.61%
KB Home Class B	7.50	9-15-2022	315,000	344,925
Lennar Corporation	6.25	12-15-2021	250,000	257,000
Newell Brands Incorporated	4.35	4-1-2023	93,000	97,878
PulteGroup Incorporated	4.25	3-1-2021	400,000	401,840
Toll Brothers Finance Corporation	5.88	2-15-2022	225,000	233,928

				1,335,571

Internet & Direct Marketing Retail: 0.07%
QVC Incorporated	4.38	3-15-2023	140,000	146,650

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Real Return Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Multiline Retail: 0.72%
Macy’s Incorporated 144A	8.38%	6-15-2025	$605,000	$659,420
Macy’s Retail Holdings Incorporated	3.45	1-15-2021	100,000	99,922
Nordstrom Incorporated 144A	8.75	5-15-2025	730,000	813,950

				1,573,292

Specialty Retail: 0.37%
L Brands Incorporated	5.63	10-15-2023	65,000	69,443
L Brands Incorporated 144A	9.38	7-1-2025	225,000	274,500
Penske Auto Group Incorporated	3.50	9-1-2025	140,000	141,400
The Gap Incorporated 144A	8.63	5-15-2025	295,000	327,819

				813,162

Textiles, Apparel & Luxury Goods: 0.09%
Levi Strauss & Company	5.00	5-1-2025	180,000	184,950

Consumer Staples: 0.03%

Personal Products: 0.03%
Edgewell Personal Care Company	4.70	5-24-2022	60,000	62,250

Energy: 2.72%

Energy Equipment & Services: 0.09%
Hilcorp Energy Company 144A	5.00	12-1-2024	175,000	170,625
USA Compression Partners LP	6.88	9-1-2027	20,000	21,082

				191,707

Oil, Gas & Consumable Fuels: 2.63%
Apache Corporation	4.63	11-15-2025	70,000	72,779
Buckeye Partners LP 144A	4.13	3-1-2025	50,000	49,875
Buckeye Partners LP	4.15	7-1-2023	200,000	202,000
Cheniere Energy Partners LP	5.25	10-1-2025	500,000	513,125
Continental Resources Incorporated	4.50	4-15-2023	600,000	615,000
Crestwood Midstream Partners LP	6.25	4-1-2023	480,000	482,174
DCP Midstream Operating LP 144A	4.75	9-30-2021	300,000	304,125
EnLink Midstream Partners LP	4.15	6-1-2025	685,000	635,338
Enviva Partners LP 144A	6.50	1-15-2026	445,000	475,445
EQT Corporation	7.88	2-1-2025	85,000	97,325
Newfield Exploration Company	5.75	1-30-2022	90,000	93,199
Occidental Petroleum Corporation (3 Month LIBOR +1.45%) ±	1.67	8-15-2022	120,000	114,641
Occidental Petroleum Corporation «	8.00	7-15-2025	155,000	169,965
Ovintiiv Incorporated	3.90	11-15-2021	155,000	156,116
Sabine Pass Liquefaction LLC	6.25	3-15-2022	250,000	264,018
Southern Star Central Corporation 144A	5.13	7-15-2022	222,000	222,134
Suburban Propane Partners LP	5.50	6-1-2024	345,000	352,671
Tallgrass Energy Partners LP 144A	4.75	10-1-2023	460,000	451,352
Tallgrass Energy Partners LP 144A	7.50	10-1-2025	115,000	118,450
Targa Resources Partners LP	4.25	11-15-2023	345,000	346,725

				5,736,457

Financials: 2.28%

Banks: 0.15%
CIT Group Incorporated	5.00	8-15-2022	305,000	324,444

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Portfolio  |  25

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Capital Markets: 0.19%
Blue Cube Spinco Incorporated	10.00%	10-15-2025	$390,000	$411,938

Consumer Finance: 0.85%
Ford Motor Credit Company LLC	4.13	8-17-2027	400,000	413,500
General Motors Financial Company Incorporated	2.75	6-20-2025	135,000	142,873
Navient Corporation	7.25	9-25-2023	145,000	158,050
Onemain Finance Corporation	6.13	3-15-2024	295,000	319,618
Onemain Finance Corporation	7.75	10-1-2021	390,000	408,525
SLM Corporation	5.50	1-25-2023	400,000	415,000

				1,857,566

Diversified Financial Services: 0.24%
LPL Holdings Incorporated 144A	5.75	9-15-2025	495,000	512,335

Insurance: 0.37%
Genworth Mortgage Holdings LLC 144A	6.50	8-15-2025	750,000	798,750

Mortgage REITs: 0.23%
Starwood Property Trust Incorporated	5.00	12-15-2021	500,000	507,500

Thrifts & Mortgage Finance: 0.25%
Ladder Capital Finance Holdings LP 144A	5.25	3-15-2022	545,000	543,638

Health Care: 1.04%

Health Care Providers & Services: 0.99%
Centene Corporation	4.75	1-15-2025	130,000	133,995
Emcompass Health Corporation	5.13	3-15-2023	290,000	291,450
Magellan Health Incorporated	4.90	9-22-2024	680,000	714,000
MEDNAX Incorporated 144A	5.25	12-1-2023	335,000	338,343
Molina Healthcare Incorporated 144A	4.88	6-15-2025	5,000	5,122
Molina Healthcare Incorporated	5.38	11-15-2022	400,000	420,000
Tenet Healthcare Corporation	4.63	7-15-2024	240,000	244,200

				2,147,110

Life Sciences Tools & Services: 0.05%
Charles River Laboratories Incorporated 144A	5.50	4-1-2026	110,000	115,500

Industrials: 2.29%

Aerospace & Defense: 0.09%
RBS Global & Rexnord LLC 144A	4.88	12-15-2025	200,000	204,000

Airlines: 1.17%
American Airlines Group Company 144A	5.00	6-1-2022	430,000	355,825
Delta Air Lines Incorporated 144A	4.50	10-20-2025	995,000	1,050,393
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	850,000	921,719
United Airlines Pass-Through Trust Certificates Series 2020-1 Class A	5.88	4-15-2029	210,000	223,506

				2,551,443

Commercial Services & Supplies: 0.21%
Covanta Holding Corporation	5.88	7-1-2025	65,000	67,681
Plastipak Holdings Incorporated 144A	6.25	10-15-2025	380,000	391,400

				459,081

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Real Return Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Construction & Engineering: 0.24%
Great Lakes Dredge & Dock Corporation	8.00%	5-15-2022	$395,000	$404,875
Taylor Morrison Communities Incorporated 144A	5.88	4-15-2023	110,000	116,325

				521,200

Electronic Equipment, Instruments & Components: 0.03%
Wesco Distribution Incorporated Company 144A	7.13	6-15-2025	55,000	59,881

Machinery: 0.05%
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	10,000	10,838
Trimas Corporation 144A	4.88	10-15-2025	85,000	86,726

				97,564

Trading Companies & Distributors: 0.50%
Aircastle Limited	5.13	3-15-2021	275,000	278,202
Fortress Transportation & Infrastructure Investors LLC 144A	6.75	3-15-2022	815,000	820,844

				1,099,046

Information Technology: 0.34%

IT Services: 0.16%
Cardtronics Incorporated 144A	5.50	5-1-2025	345,000	356,213

Software: 0.06%
NortonLifeLock Incorporated 144A	5.00	4-15-2025	120,000	122,404

Technology Hardware, Storage & Peripherals: 0.12%
Dell International LLC 144A	7.13	6-15-2024	245,000	254,158

Materials: 0.31%

Chemicals: 0.03%
Chemours Company	6.63	5-15-2023	65,000	66,151

Containers & Packaging: 0.12%
Reynolds Group Holding Limited 144A	5.13	7-15-2023	5,000	5,061
Sealed Air Corporation 144A	5.13	12-1-2024	50,000	54,813
Sealed Air Corporation 144A	5.25	4-1-2023	190,000	202,056

				261,930

Metals & Mining: 0.16%
Cleveland-Cliffs Incorporated 144A	9.88	10-17-2025	300,000	349,875

Real Estate: 0.61%

Equity REITs: 0.61%
CoreCivic Incorporated	4.63	5-1-2023	245,000	230,300
CoreCivic Incorporated	5.00	10-15-2022	105,000	103,289
SBA Communications Corporation	4.00	10-1-2022	60,000	60,675
Service Properties Trust Company	4.35	10-1-2024	500,000	478,750
Service Properties Trust Company	7.50	9-15-2025	420,000	467,993

				1,341,007

Utilities: 0.33%

Electric Utilities: 0.05%
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024	100,000	105,253

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Portfolio  |  27

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Independent Power & Renewable Electricity Producers: 0.28%
TerraForm Power Operating LLC 144A	4.25%	1-31-2023	$600,000	$619,500

Total Corporate Bonds and Notes (Cost $30,731,247)				31,176,178

Loans: 2.37%

Communication Services: 0.63%

Entertainment: 0.06%
Live Nation Entertainment Incorporated (1 Month LIBOR +1.75%) ±	1.94	10-17-2026	135,474	129,716

Media: 0.38%
CSC Holdings LLC (1 Month LIBOR +2.50%) ±	2.64	4-15-2027	368,830	359,872
Diamond Sports Group LLC (1 Month LIBOR +3.25%) ±	3.40	8-24-2026	346,500	287,595
Virgin Media Bristol LLC (1 Month LIBOR +2.50%) ±	2.64	1-31-2028	175,000	171,483

				818,950

Wireless Telecommunication Services: 0.19%
SBA Senior Finance II LLC (1 Month LIBOR +1.75%) ±	1.90	4-11-2025	428,596	422,129

Consumer Discretionary: 0.22%

Auto Components: 0.07%
Belron Finance US LLC (3 Month LIBOR +2.25%) ±‡	2.46	11-7-2024	155,600	152,877

Hotels, Restaurants & Leisure: 0.12%
Carnival Corporation (1 Month LIBOR +7.50%) ±	8.50	6-30-2025	49,875	51,496
Wyndham Hotels & Resorts Incorporated (1 Month LIBOR +1.75%) ±	1.90	5-30-2025	215,600	210,480

				261,976

Specialty Retail: 0.03%
Sally Beauty Holdings Incorporated (1 Month LIBOR +2.25%) ±	2.40	7-5-2024	64,064	62,943

Consumer Staples: 0.05%

Food Products: 0.05%
Prestige Brands Incorporated (1 Month LIBOR +2.00%) ±	2.15	1-26-2024	106,657	106,479

Energy: 0.16%

Oil, Gas & Consumable Fuels: 0.16%
Apergy Corporation (3 Month LIBOR +5.00%) ±‡	5.50	5-28-2027	339,967	342,516

Financials: 0.06%

Diversified Financial Services: 0.06%
Delos Finance SARL (3 Month LIBOR +1.75%) ±	1.97	10-6-2023	140,000	137,550

Health Care: 0.25%

Health Care Providers & Services: 0.25%
Select Medical Corporation (6 Month LIBOR +2.50%) ±	2.78	3-6-2025	549,214	538,746

Industrials: 0.57%

Aerospace & Defense: 0.07%
Rexnord LLC (1 Month LIBOR +1.75%) ±	1.90	8-21-2024	156,250	155,636

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Real Return Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Building Products: 0.25%
Advanced Drainage Systems Incorporated (1 Month LIBOR +2.25%) ±	2.44%	7-31-2026	$271,500	$270,821
Flex Acquisition Company (1 Month LIBOR +3.00%) ±	5.12	12-29-2023	288,996	284,901

				555,722

Commercial Services & Supplies: 0.23%
Aramark Services Incorporated (1 Month LIBOR +1.75%) ±	1.90	3-28-2024	106,844	103,528
Aramark Services Incorporated (1 Month LIBOR +1.75%) ±	1.90	3-11-2025	364,323	352,286
KAR Auction Services Incorporated (1 Month LIBOR +2.25%) ±	2.44	9-19-2026	38,774	37,804

				493,618

Machinery: 0.02%
Columbus McKinnon Corporation (3 Month LIBOR +2.50%) ±‡	3.50	1-31-2024	37,558	37,464

Information Technology: 0.30%

Electronic Equipment, Instruments & Components: 0.09%
CDW LLC (1 Month LIBOR +1.75%) ±	1.90	10-13-2026	194,911	194,728

Semiconductors & Semiconductor Equipment: 0.14%
ON Semiconductor Corporation (1 Month LIBOR +2.00%) ±	2.15	9-19-2026	311,850	309,424

Software: 0.07%
SS&C Technologies Incorporated (1 Month LIBOR +1.75%) ±	1.90	4-16-2025	91,006	89,448
SS&C Technologies Incorporated (1 Month LIBOR +1.75%) ±	1.90	4-16-2025	68,925	67,745

				157,193

Materials: 0.13%

Chemicals: 0.05%
Ineos US Finance LLC (1 Month LIBOR +2.00%) ±	2.15	4-1-2024	108,830	106,574

Containers & Packaging: 0.08%
Berry Global Incorporated (1 Month LIBOR +2.00%) ±	2.13	10-1-2022	175,000	174,270

Total Loans (Cost $5,277,240)				5,158,511

U.S. Treasury Securities: 66.15%
TIPS	0.13	7-15-2022	4,685,569	4,802,525
TIPS	0.13	1-15-2023	5,423,612	5,586,391
TIPS	0.13	7-15-2024	4,927,014	5,211,473
TIPS	0.13	10-15-2024	3,753,391	3,975,320
TIPS	0.13	4-15-2025	3,768,499	4,000,988
TIPS	0.13	10-15-2025	1,986,098	2,131,177
TIPS	0.13	7-15-2026	3,686,291	3,992,186
TIPS	0.13	1-15-2030	4,248,720	4,678,018
TIPS	0.13	7-15-2030	3,085,965	3,416,139
TIPS	0.25	1-15-2025	4,560,228	4,857,889
TIPS	0.25	7-15-2029	3,428,941	3,821,350
TIPS	0.25	2-15-2050	1,741,225	2,061,062
TIPS	0.38	7-15-2023	4,669,237	4,899,902
TIPS	0.38	7-15-2025	6,168,006	6,683,854
TIPS	0.38	1-15-2027	3,205,414	3,523,409
TIPS	0.38	7-15-2027	1,553,411	1,722,789
TIPS	0.50	4-15-2024	3,214,555	3,408,517
TIPS	0.50	1-15-2028	3,972,602	4,443,418
TIPS	0.63	4-15-2023	4,138,850	4,322,619

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Portfolio  |  29

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
TIPS	0.63%	1-15-2024	$5,047,411	$5,359,391
TIPS	0.63	1-15-2026	5,416,506	5,957,381
TIPS	0.63	2-15-2043	2,077,293	2,571,976
TIPS	0.75	7-15-2028	3,535,693	4,058,266
TIPS	0.75	2-15-2042	2,804,706	3,543,899
TIPS	0.75	2-15-2045	2,514,467	3,219,925
TIPS	0.88	1-15-2029	2,906,715	3,370,578
TIPS	0.88	2-15-2047	1,590,330	2,123,277
TIPS	1.00	2-15-2046	1,570,755	2,127,432
TIPS	1.00	2-15-2048	1,208,479	1,672,091
TIPS	1.00	2-15-2049	1,380,804	1,932,320
TIPS	1.38	2-15-2044	2,267,003	3,244,795
TIPS	1.75	1-15-2028	2,379,100	2,884,039
TIPS	2.00	1-15-2026	2,950,470	3,461,462
TIPS	2.13	2-15-2040	1,252,337	1,927,196
TIPS	2.13	2-15-2041	1,598,519	2,488,382
TIPS	2.38	1-15-2025	3,037,672	3,511,399
TIPS	2.38	1-15-2027	2,187,567	2,684,526
TIPS	2.50	1-15-2029	2,291,134	2,975,371
TIPS	3.38	4-15-2032	923,769	1,389,984
TIPS	3.63	4-15-2028	1,858,591	2,530,153
TIPS	3.88	4-15-2029	2,438,128	3,478,491

Total U.S. Treasury Securities (Cost $130,263,887)				144,051,360

Yankee Corporate Bonds and Notes: 2.20%

Communication Services: 0.26%

Media: 0.26%
Nielsen Holding and Finance BV 144A	5.00	2-1-2025	65,000	66,869
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	102,000	101,490
Videotron Limited	5.00	7-15-2022	375,000	395,156

				563,515

Consumer Discretionary: 0.12%

Hotels, Restaurants & Leisure: 0.12%
International Game Technology plc 144A	6.25	2-15-2022	250,000	256,250

Energy: 0.17%

Energy Equipment & Services: 0.16%
Alcoa Nederland Holding Company BV 144A	6.75	9-30-2024	355,000	366,981

Oil, Gas & Consumable Fuels: 0.01%
Cenovus Energy Incorporated	5.38	7-15-2025	10,000	11,028

Financials: 0.64%

Diversified Financial Services: 0.64%
DAE Funding LLC 144A	5.25	11-15-2021	270,000	277,763
DAE Funding LLC 144A	5.75	11-15-2023	175,000	180,250
Park Aerospace Holdings Company 144A	5.25	8-15-2022	550,000	575,157
Park Aerospace Holdings Limited 144A	5.50	2-15-2024	345,000	368,267

				1,401,437

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Real Return Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Health Care: 0.30%

Pharmaceuticals: 0.30%
Teva Pharmaceutical Finance BV	2.20%	7-21-2021	$275,000	$275,096
Teva Pharmaceutical Finance BV	2.80	7-21-2023	310,000	304,532
Teva Pharmaceutical Finance BV	3.65	11-10-2021	70,000	70,525

				650,153

Industrials: 0.34%

Airlines: 0.26%
Air Canada Company 144A	7.75	4-15-2021	565,000	567,825

Commercial Services & Supplies: 0.08%
NorthRiver Midstream Finance LP 144A	5.63	2-15-2026	170,000	172,550

Information Technology: 0.09%

Communications Equipment: 0.09%
Nokia OYJ	3.38	6-12-2022	180,000	185,456

Materials: 0.28%

Metals & Mining: 0.28%
Constellium Company 144A	5.75	5-15-2024	250,000	254,988
FMG Resources Proprietary Limited 144A	4.75	5-15-2022	345,000	355,350

				610,338

Total Yankee Corporate Bonds and Notes (Cost $4,667,134)				4,785,533

	Yield		Shares
Short-Term Investments: 1.17%

Investment Companies: 1.17%
Securities Lending Cash Investments LLC (l)(r)(u)	0.12		115,000	115,000
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.02		2,434,127	2,434,127

Total Short-Term Investments (Cost $2,549,127)				2,549,127

Total investments in securities (Cost $196,005,402)	99.61%	216,922,968

Other assets and liabilities, net	0.39	847,014

Total net assets	100.00%	$217,769,982

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
«	All or a portion of this security is on loan.
‡	Security is valued using significant unobservable inputs.
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

LIBOR	London Interbank Offered Rate

TIPS	Treasury Inflation-Protected Securities

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Portfolio  |  31

Portfolio of investments—November 30, 2020 (unaudited)

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

2-Year U.S. Treasury Notes	14	3-31-2021	$3,090,851	$3,091,922	$1,071	$0

Short

10-Year U.S. Treasury Notes	(5)	3-22-2021	(689,241)	(690,859)	0	(1,618)

10-Year Ultra Futures	(3)	3-22-2021	(469,889)	(471,375)	0	(1,486)

U.S. Ultra Bond	(8)	3-22-2021	(1,725,734)	(1,728,250)	0	(2,516)

5-Year U.S. Treasury Notes	(63)	3-31-2021	(7,929,532)	(7,939,969)	0	(10,437)

					$1,071	$(16,057)

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	$0	$1,071,969	$(956,969)	$0	$0	$115,000		115,000	$42	#
Wells Fargo Government Money Market Fund Select Class	923,723	64,212,161	(62,701,757)	0	0	2,434,127		2,434,127	899

				$0	$0	$2,549,127	1.17%		$941

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Real Return Portfolio

Statement of assets and liabilities—November 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities (including $113,235 of securities loaned), at value (cost $193,456,275)	$214,373,841
Investments in affiliated securities, at value (cost $2,549,127)	2,549,127
Segregated cash for future contracts	226,321
Foreign currency, at value (cost $10)	11
Receivable for investments sold	195,247
Receivable for dividends and interest	834,588
Receivable for securities lending income, net	20
Prepaid expenses and other assets	40,335

Total assets	218,219,490

Liabilities
Payable upon receipt of securities loaned	115,000
Payable for investments purchased	275,376
Payable for daily variation margin on open futures contracts	1,655
Advisory fee payable	57,477

Total liabilities	449,508

Total net assets	$217,769,982

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Portfolio  |  33

Statement of operations—six months ended November 30, 2020 (unaudited)

Investment income
Interest	$1,890,886
Dividends (net of foreign withholding taxes of $2,372)	281,946
Income from affiliated securities	1,027

Total investment income	2,173,859

Expenses
Advisory fee	351,221
Custody and accounting fees	12,918
Professional fees	21,915
Shareholder report expenses	7,679
Trustees’ fees and expenses	9,716
Other fees and expenses	9,860

Total expenses	413,309
Less: Fee waivers and/or expense reimbursements	(70,868)

Net expenses	342,441

Net investment income	1,831,418

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(172,286)
Futures contracts	1,178

Net realized losses on investments	(171,108)

Net change in unrealized gains (losses) on
Unaffiliated securities	8,057,253
Futures contracts	17,906

Net change in unrealized gains (losses) on investments	8,075,159

Net realized and unrealized gains (losses) on investments	7,904,051

Net increase in net assets resulting from operations	$9,735,469

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Real Return Portfolio

Statement of changes in net assets

	Six months ended November 30, 2020 (unaudited)	Year ended May 31, 2020

Operations
Net investment income	$1,831,418	$3,780,486
Net realized losses on investments	(171,108)	(2,934,511)
Net change in unrealized gains (losses) on investments	8,075,159	8,799,280

Net increase in net assets resulting from operations	9,735,469	9,645,255

Capital transactions
Transactions in investors’ beneficial interests
Contributions	66,425,740	25,838,830
Withdrawals	(20,446,099)	(56,167,504)

Net increase (decrease) in net assets resulting from capital transactions	45,979,641	(30,328,674)

Total increase (decrease) in net assets	55,715,110	(20,683,419)

Net assets
Beginning of period	162,054,872	182,738,291

End of period	$217,769,982	$162,054,872

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Portfolio  |  35

Financial highlights

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
		2020	2019	2018	2017	2016
Total return[1]	5.49%	5.92%	2.99%	1.67%	2.65%	1.29%
Ratios to average net assets (annualized)
Gross expenses	0.47%	0.45%	0.45%	0.48%	0.52%	0.56%
Net expenses	0.39%	0.39%	0.40%	0.41%	0.44%	0.44%
Net investment income	2.09%	2.16%	2.29%	2.40%	2.36%	1.45%
Supplemental data
Portfolio turnover rate	9%	24%	39%	29%	25%	29%

[1]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Real Return Portfolio

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Real Return Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolio are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On November 30, 2020, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities

Wells Fargo Real Return Portfolio  |  37

Notes to financial statements (unaudited)

resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.

When-issued transactions

The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Portfolio purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the participation. When the Portfolio purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

38  |  Wells Fargo Real Return Portfolio

Notes to financial statements (unaudited)

Inflation-indexed bonds and TIPS

The Portfolio may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2020, the aggregate cost of all investments for federal income tax purposes was $196,787,193 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$21,510,205

Gross unrealized losses	(1,389,416)

Net unrealized gains	$20,120,789

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Wells Fargo Real Return Portfolio  |  39

Notes to financial statements (unaudited)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of November 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Consumer staples	$9,734,650	$0	$0	$9,734,650

Energy	2,130,654	0	0	2,130,654

Financials	242,830	0	0	242,830

Materials	7,608,659	0	0	7,608,659

Real estate	9,485,466	0	0	9,485,466

Corporate bonds and notes	0	31,176,178	0	31,176,178

Loans	0	4,625,654	532,857	5,158,511

U.S. Treasury securities	144,051,360	0	0	144,051,360

Yankee corporate bonds and notes	0	4,785,533	0	4,785,533

Short-term investments

Investment companies	2,549,127	0	0	2,549,127

	175,802,746	40,587,365	532,857	216,922,968

Futures contracts	1,071	0	0	1,071

Total assets	$175,803,817	$40,587,365	$532,857	$216,924,039

Liabilities

Futures contracts	$16,057	$0	$0	$16,057

Total liabilities	$16,057	$0	$0	$16,057

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the six months ended November 30, 2020, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.300

Over $10 billion	0.290

40  |  Wells Fargo Real Return Portfolio

Notes to financial statements (unaudited)

For the six months ended November 30, 2020, the advisory fee was equivalent to an annual rate of 0.40% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.28% and declining to 0.18% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Portfolio had $4,796,238, $0 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the six months ended November 30, 2020.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$33,173,817	$29,808,452	$3,063,116	$12,697,798

6. SECURITIES LENDING TRANSACTIONS

The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of November 30, 2020, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Barclays Capital Inc.	$113,235	$(113,235)	$0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. DERIVATIVE TRANSACTIONS

During the six months ended November 30, 2020, the Portfolio entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Portfolio had an average notional amount of $3,108,435 in long futures contracts and $11,944,403 in short futures contracts during the six months ended November 30, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

Wells Fargo Real Return Portfolio  |  41

Notes to financial statements (unaudited)

8. BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2020, there were no borrowings by the Portfolio under the agreement.

9. INDEMNIFICATION

Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

42  |  Wells Fargo Real Return Portfolio

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Real Return Fund  |  43

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

44  |  Wells Fargo Real Return Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Real Return Fund  |  45

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 67 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 67 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

46  |  Wells Fargo Real Return Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2021 Wells Fargo & Company. All rights reserved.

PAR-1220-00737 01-20

SA288/SAR288 11-20

Semi-Annual Report

November 30, 2020

Wells Fargo

Diversified Large Cap Growth Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Diversified Large Cap Growth Portfolio  |  1

Fund information (unaudited)

Investment objective

The Portfolio seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

John R. Campbell, CFA®‡

Joseph M. Eberhardy, CFA®‡, CPA

Vince Fioramonti, CFA®‡

Thomas C. Ognar, CFA®‡

Ten largest holdings (%) as of November 30, 2020[1]

Amazon.com Incorporated	7.70

Microsoft Corporation	7.31

Facebook Incorporated Class A	3.59

Apple Incorporated	3.37

MasterCard Incorporated Class A	3.21

Alphabet Incorporated Class A	3.05

PayPal Holdings Incorporated	2.92

MarketAxess Holdings Incorporated	2.27

Alphabet Incorporated Class C	1.81

Microchip Technology Incorporated	1.67

Sector allocation as of November 30, 2020[2]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Figures represent the percentage of the Portfolio’s net assets. Holdings are subject to change and may have changed since the date specified.

[2]	Figures represent the percentage of the Portfolio’s long-term investments. These amounts are subject to change and may have changed since the date specified.

2  |  Wells Fargo Diversified Large Cap Growth Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 99.34%

Communication Services: 12.30%

Diversified Telecommunication Services: 0.32%
AT&T Incorporated	25,890	$744,338

Entertainment: 2.06%
Activision Blizzard Incorporated	32,065	2,548,527
Netflix Incorporated †	215	105,501
Roku Incorporated †	5,360	1,573,535
Spotify Technology SA †	2,350	684,720

		4,912,283

Interactive Media & Services: 9.54%
Alphabet Incorporated Class A †	4,145	7,271,988
Alphabet Incorporated Class C †	2,446	4,306,770
Facebook Incorporated Class A †	30,886	8,554,495
Pinterest Incorporated Class A †	26,053	1,824,231
Twitter Incorporated †	6,490	301,850
ZoomInfo Technologies Incorporated Class A †«	9,363	479,854

		22,739,188

Media: 0.38%
Discovery Incorporated Class A †	33,786	909,181

Consumer Discretionary: 15.40%

Auto Components: 0.39%
Lear Corporation	6,439	920,455

Diversified Consumer Services: 0.20%
Chegg Incorporated †	6,140	478,490

Hotels, Restaurants & Leisure: 1.03%
Chipotle Mexican Grill Incorporated †	1,520	1,959,934
Domino’s Pizza Incorporated	1,275	500,527

		2,460,461

Household Durables: 0.41%
PulteGroup Incorporated	22,683	989,659

Internet & Direct Marketing Retail: 7.70%
Amazon.com Incorporated †	5,790	18,342,951

Multiline Retail: 1.38%
Dollar General Corporation	9,807	2,143,614
Target Corporation	6,414	1,151,505

		3,295,119

Specialty Retail: 2.85%
Burlington Stores Incorporated †	8,090	1,767,989
CarMax Incorporated †	650	60,762
Five Below Incorporated †	3,750	586,500
Floor & Decor Holdings Incorporated Class A †	6,685	535,402
Restoration Hardware Incorporated †	1,220	552,855
The Home Depot Incorporated	8,521	2,363,811

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Large Cap Growth Portfolio  |  3

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Specialty Retail (continued)
The TJX Companies Incorporated	14,510	$921,530

		6,788,849

Textiles, Apparel & Luxury Goods: 1.44%
Deckers Outdoor Corporation †	3,055	777,772
lululemon athletica Incorporated †	4,220	1,562,328
Nike Incorporated Class B	8,145	1,097,132

		3,437,232

Consumer Staples: 1.76%

Beverages: 0.41%
Boston Beer Company Incorporated Class A †	935	870,335
The Coca-Cola Company	2,091	107,896

		978,231

Food & Staples Retailing: 1.11%
Costco Wholesale Corporation	3,152	1,234,859
Walmart Incorporated	9,160	1,399,556

		2,634,415

Personal Products: 0.24%
The Estee Lauder Companies Incorporated Class A	2,342	574,539

Energy: 0.50%

Oil, Gas & Consumable Fuels: 0.50%
Chevron Corporation	4,450	387,951
ConocoPhillips	9,969	394,374
Marathon Petroleum Corporation	10,807	420,176

		1,202,501

Financials: 5.66%

Banks: 0.96%
Citizens Financial Group Incorporated	34,119	1,114,327
JPMorgan Chase & Company	9,922	1,169,605

		2,283,932

Capital Markets: 4.36%
BlackRock Incorporated	1,969	1,375,051
Evercore Partners Incorporated Class A	11,437	1,039,966
MarketAxess Holdings Incorporated	10,037	5,411,750
MSCI Incorporated	2,545	1,041,974
The Goldman Sachs Group Incorporated	4,914	1,133,070
Tradeweb Markets Incorporated Class A	6,610	394,287

		10,396,098

Insurance: 0.34%
Root Incorporated Class A †«	1,907	33,754
The Allstate Corporation	7,578	775,608

		809,362

The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Diversified Large Cap Growth Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Health Care: 12.40%

Biotechnology: 2.22%
AbbVie Incorporated	7,674	$802,547
Alnylam Pharmaceuticals Incorporated †	2,195	285,152
Amgen Incorporated	3,854	855,742
Mirati Therapeutics Incorporated †	1,465	348,450
Regeneron Pharmaceuticals Incorporated †	2,709	1,397,926
Seagen Incorporated †	3,620	616,522
United Therapeutics Corporation †	7,356	975,700

		5,282,039

Health Care Equipment & Supplies: 4.54%
Abbott Laboratories	21,440	2,320,237
Boston Scientific Corporation †	44,782	1,484,523
Edwards Lifesciences Corporation †	34,225	2,871,135
Hologic Incorporated †	16,112	1,113,823
Insulet Corporation †	4,625	1,191,909
Intuitive Surgical Incorporated †	825	598,991
Novocure Limited †	3,000	376,950
Stryker Corporation	3,658	853,777

		10,811,345

Health Care Providers & Services: 1.31%
Amedisys Incorporated †	4,625	1,132,154
Anthem Incorporated	3,397	1,058,233
CVS Health Corporation	13,850	938,892

		3,129,279

Health Care Technology: 0.81%
Veeva Systems Incorporated Class A †	7,012	1,941,412

Life Sciences Tools & Services: 1.20%
Agilent Technologies Incorporated	5,358	626,350
Bio-Techne Corporation	2,570	779,507
Repligen Corporation †	6,655	1,262,254
Sotera Health Company †	7,547	204,222

		2,872,333

Pharmaceuticals: 2.32%
Bristol-Myers Squibb Company	14,390	897,936
Horizon Therapeutics plc †	11,694	823,608
Johnson & Johnson	5,841	845,076
Zoetis Incorporated	18,414	2,953,237

		5,519,857

Industrials: 9.46%

Aerospace & Defense: 0.43%
Lockheed Martin Corporation	2,783	1,015,795

Air Freight & Logistics: 0.84%
FedEx Corporation	4,690	1,344,060
United Parcel Service Incorporated Class B	3,885	664,607

		2,008,667

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Large Cap Growth Portfolio  |  5

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Building Products: 0.71%
Masco Corporation	19,267	$1,034,060
The AZEK Company Incorporated †	18,213	650,568

		1,684,628

Commercial Services & Supplies: 1.48%
Copart Incorporated †	18,395	2,123,703
Waste Connections Incorporated	13,465	1,400,091

		3,523,794

Construction & Engineering: 0.42%
EMCOR Group Incorporated	11,604	1,000,033

Electrical Equipment: 0.70%
Generac Holdings Incorporated †	6,155	1,327,018
Plug Power Incorporated †	13,140	346,765

		1,673,783

Machinery: 0.78%
Allison Transmission Holdings Incorporated	18,356	753,514
Cummins Incorporated	4,807	1,111,234

		1,864,748

Professional Services: 1.11%
CoStar Group Incorporated †	2,913	2,652,490

Road & Rail: 2.99%
CSX Corporation	21,783	1,961,559
J.B. Hunt Transport Services Incorporated	7,445	1,007,160
Norfolk Southern Corporation	7,591	1,799,219
Uber Technologies Incorporated †	3,610	179,273
Union Pacific Corporation	10,608	2,164,881

		7,112,092

Information Technology: 38.31%

Electronic Equipment, Instruments & Components: 0.96%
CDW Corporation of Delaware	8,472	1,105,511
Zebra Technologies Corporation Class A †	3,120	1,180,670

		2,286,181

IT Services: 12.20%
Fidelity National Information Services Incorporated	23,465	3,482,441
Global Payments Incorporated	12,412	2,422,698
Leidos Holdings Incorporated	9,046	910,932
MasterCard Incorporated Class A	22,723	7,646,517
PayPal Holdings Incorporated †	32,513	6,961,684
Shopify Incorporated Class A †	145	158,105
Snowflake Incorporated Class A †	3,134	1,021,183
Square Incorporated Class A †	7,623	1,608,148
Twilio Incorporated Class A †	3,025	968,272
Visa Incorporated Class A	16,452	3,460,678
WEX Incorporated †	2,490	431,368

		29,072,026

The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Diversified Large Cap Growth Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Semiconductors & Semiconductor Equipment: 4.61%
Microchip Technology Incorporated	29,537	$3,969,477
Monolithic Power Systems Incorporated	3,945	1,262,242
NVIDIA Corporation	3,070	1,645,704
NXP Semiconductors NV	8,255	1,307,757
Qorvo Incorporated †	7,601	1,190,925
Texas Instruments Incorporated	10,015	1,614,919

		10,991,024

Software: 17.17%
Adobe Incorporated †	3,300	1,578,951
Anaplan Incorporated †	6,160	431,138
Atlassian Corporation plc Class A †	6,320	1,422,316
Cloudflare Incorporated Class A †	15,577	1,169,521
Crowdstrike Holdings Incorporated Class A †	1,510	231,453
Dynatrace Incorporated †	40,224	1,529,316
Everbridge Incorporated †	6,065	769,891
Fortinet Incorporated †	6,641	818,370
HubSpot Incorporated †	3,084	1,216,114
Intuit Incorporated	3,338	1,175,043
Microsoft Corporation	81,367	17,418,233
RingCentral Incorporated Class A †	5,060	1,503,073
Salesforce.com Incorporated †	6,280	1,543,624
ServiceNow Incorporated †	6,155	3,290,155
Splunk Incorporated †	16,619	3,393,267
Unity Software Incorporated †«	4,278	650,170
VMware Incorporated Class A †«	4,846	677,907
Workday Incorporated Class A †	3,085	693,477
Zendesk Incorporated †	10,580	1,412,430

		40,924,449

Technology Hardware, Storage & Peripherals: 3.37%
Apple Incorporated	67,399	8,023,851

Materials: 3.16%

Chemicals: 2.33%
Air Products & Chemicals Incorporated	5,483	1,536,008
Ecolab Incorporated	3,865	858,610
Linde plc	12,287	3,150,633

		5,545,251

Metals & Mining: 0.83%
Newmont Corporation	15,754	926,650
Reliance Steel & Aluminum Company	8,920	1,050,776

		1,977,426

Real Estate: 0.39%

Equity REITs: 0.39%
Prologis Incorporated	9,301	930,565

Total Common Stocks (Cost $128,748,400)		236,740,352

The accompanying notes are an integral part of these financial statements.

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Portfolio of investments—November 30, 2020 (unaudited)

		Yield	Shares	Value
Short-Term Investments: 1.04%

Investment Companies: 1.04%
Securities Lending Cash Investments LLC (l)(r)(u)		0.12%	956,525	$956,525
Wells Fargo Government Money Market Fund Select Class (l)(u)		0.02	1,508,697	1,508,697

Total Short-Term Investments (Cost $2,465,222)				2,465,222

Total investments in securities (Cost $131,213,622)	100.38%			239,205,574

Other assets and liabilities, net	(0.38)			(898,582)

Total net assets	100.00%			$238,306,992

†	Non-income-earning security
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	$0	$13,557,181	$(12,600,656)	$0	$0	$956,525		956,525	$349	#
Wells Fargo Government Money Market Fund Select Class	1,015,923	23,023,685	(22,530,911)	0	0	1,508,697		1,508,697	410

				$0	$0	$2,465,222	1.04%		$759

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Diversified Large Cap Growth Portfolio

Statement of assets and liabilities—November 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities (including $936,328 of securities loaned), at value (cost $128,748,400)	$236,740,352
Investments in affiliated securities, at value (cost $2,465,222)	2,465,222
Receivable for investments sold	498,095
Receivable for dividends	173,347
Receivable for securities lending income, net	417

Total assets	239,877,433

Liabilities
Payable upon receipt of securities loaned	955,613
Payable for investments purchased	414,040
Advisory fee payable	125,997
Trustees’ fees and expenses payable	110
Accrued expenses and other liabilities	74,681

Total liabilities	1,570,441

Total net assets	$238,306,992

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Large Cap Growth Portfolio  |  9

Statement of operations—six months ended November 30, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $3,589)	$935,337
Income from affiliated securities	3,017

Total investment income	938,354

Expenses
Advisory fee	765,936
Custody and accounting fees	19,338
Professional fees	23,598
Shareholder report expenses	4,322
Trustees’ fees and expenses	10,035
Other fees and expenses	5,446

Total expenses	828,675
Less: Fee waivers and/or expense reimbursements	(121,658)

Net expenses	707,017

Net investment income	231,337

Realized and unrealized gains (losses) on investments
Net realized gains on investments	16,611,158
Net change in unrealized gains (losses) on investments	29,041,009

Net realized and unrealized gains (losses) on investments	45,652,167

Net increase in net assets resulting from operations	$45,883,504

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Diversified Large Cap Growth Portfolio

Statement of changes in net assets

	Six months ended November 30, 2020 (unaudited)	Year ended May 31, 2020

Operations
Net investment income	$231,337	$1,107,031
Net realized gains on investments	16,611,158	8,813,776
Net change in unrealized gains (losses) on investments	29,041,009	29,761,001

Net increase in net assets resulting from operations	45,883,504	39,681,808

Capital transactions
Transactions in investors’ beneficial interests
Contributions	3,037,053	24,249,945
Withdrawals	(36,979,444)	(88,296,877)

Net decrease in net assets resulting from capital transactions	(33,942,391)	(64,046,932)

Total increase (decrease) in net assets	11,941,113	(24,365,124)

Net assets
Beginning of period	226,365,879	250,731,003

End of period	$238,306,992	$226,365,879

The accompanying notes are an integral part of these financial statements.

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Financial highlights

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
		2020	2019	2018	2017	2016
Total return[1]	21.35%	16.10%	3.79%	24.12%	15.36%	(2.28)%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.71%	0.70%	0.80%	0.78%	0.74%
Net expenses	0.60%	0.62%	0.62%	0.62%	0.62%	0.62%
Net investment income	0.20%	0.46%	0.68%	0.53%	0.51%	0.29%
Supplemental data
Portfolio turnover rate	23%	43%	100%	37%	98%	59%

[1]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Diversified Large Cap Growth Portfolio

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Large Cap Growth Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Wells Fargo Diversified Large Cap Growth Portfolio  |  13

Notes to financial statements (unaudited)

In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2020, the aggregate cost of all investments for federal income tax purposes was $133,261,775 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$109,368,667

Gross unrealized losses	(3,424,868)

Net unrealized gains	$105,943,799

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

14  |  Wells Fargo Diversified Large Cap Growth Portfolio

Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of November 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$29,304,990	$0	$0	$29,304,990

Consumer discretionary	36,713,216	0	0	36,713,216

Consumer staples	4,187,185	0	0	4,187,185

Energy	1,202,501	0	0	1,202,501

Financials	13,489,392	0	0	13,489,392

Health care	29,556,265	0	0	29,556,265

Industrials	22,536,030	0	0	22,536,030

Information technology	91,297,531	0	0	91,297,531

Materials	7,522,677	0	0	7,522,677

Real estate	930,565	0	0	930,565

Short-term investments

Investment companies	2,465,222	0	0	2,465,222

Total assets	$239,205,574	$0	$0	$239,205,574

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended November 30, 2020, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.650%

Next $500 million	0.625

Next $1 billion	0.600

Next $2 billion	0.575

Next $4 billion	0.550

Next $4 billion	0.525

Next $4 billion	0.500

Over $16 billion	0.475

For the six months ended November 30, 2020, the advisory fee was equivalent to an annual rate of 0.65% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.30% as the average daily net assets of the Portfolio increase.

Wells Fargo Diversified Large Cap Growth Portfolio  |  15

Notes to financial statements (unaudited)

Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2020 were $53,702,894 and $87,376,257, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of November 30, 2020, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Bank of America Securities Inc.	$31,014	$(31,014)	$0

Barclays Capital Inc.	663,778	(663,778)	0

Morgan Stanley & Co. LLC	241,536	(241,536)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2020, there were no borrowings by the Portfolio under the agreement.

8. CONCENTRATION RISK

Concentration risk results from exposure to a limited number of sectors. As of the end of the period, the Portfolio concentrated its portfolio in investments related to the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s

16  |  Wells Fargo Diversified Large Cap Growth Portfolio

Notes to financial statements (unaudited)

organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Diversified Large Cap Growth Portfolio  |  17

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

18  |  Wells Fargo Diversified Large Cap Growth Portfolio

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Diversified Large Cap Growth Portfolio  |  19

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

20  |  Wells Fargo Diversified Large Cap Growth Portfolio

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 67 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 67 funds in the Fund Complex.

Wells Fargo Diversified Large Cap Growth Portfolio  |  21

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Portfolio’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2021 Wells Fargo & Company. All rights reserved.

Semi-Annual Report

November 30, 2020

Wells Fargo

Disciplined Large Cap Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Disciplined Large Cap Portfolio  |  1

Fund information (unaudited)

Investment objective

The Portfolio seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Justin P. Carr, CFA®‡

Robert M. Wicentowski, CFA®‡

Ten largest holdings (%) as of November 30, 2020[1]

Apple Incorporated	5.88

Microsoft Corporation	4.99

Amazon.com Incorporated	3.85

Alphabet Incorporated Class C	1.78

Alphabet Incorporated Class A	1.74

Facebook Incorporated Class A	1.73

Johnson & Johnson	1.41

The Procter & Gamble Company	1.37

Visa Incorporated Class A	1.36

Berkshire Hathaway Incorporated Class B	1.34

Sector allocation as of November 30, 2020[2]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Figures represent the percentage of the Portfolio’s net assets. Holdings are subject to change and may have changed since the date specified.

[2]	Figures represent the percentage of the Portfolio’s long-term investments. These amounts are subject to change and may have changed since the date specified.

2  |  Wells Fargo Disciplined Large Cap Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 96.69%

Communication Services: 9.71%

Diversified Telecommunication Services: 1.78%
AT&T Incorporated	86,726	$2,493,377
Verizon Communications Incorporated	51,447	3,107,913

		5,601,290

Entertainment: 1.76%
Activision Blizzard Incorporated	17,577	1,397,020
Lions Gate Entertainment Class B †	51,270	460,405
Netflix Incorporated †	3,348	1,642,864
Take-Two Interactive Software Incorporated †	5,691	1,027,282
The Walt Disney Company	6,650	984,267

		5,511,838

Interactive Media & Services: 5.25%
Alphabet Incorporated Class A †	3,113	5,461,447
Alphabet Incorporated Class C †	3,173	5,586,828
Facebook Incorporated Class A †	19,558	5,416,979

		16,465,254

Media: 0.83%
Comcast Corporation Class A	28,985	1,456,206
Discovery Incorporated Class A †	43,136	1,160,790

		2,616,996

Wireless Telecommunication Services: 0.09%
Telephone & Data Systems Incorporated	14,612	277,336

Consumer Discretionary: 11.89%

Automobiles: 0.99%
Tesla Incorporated †	5,453	3,095,123

Diversified Consumer Services: 0.28%
Service Corporation International	18,169	883,740

Hotels, Restaurants & Leisure: 1.49%
Chipotle Mexican Grill Incorporated †	955	1,231,406
Domino’s Pizza Incorporated	380	149,177
Las Vegas Sands Corporation	8,335	464,343
McDonald’s Corporation	6,255	1,360,087
Starbucks Corporation	15,107	1,480,788

		4,685,801

Household Durables: 1.00%
D.R. Horton Incorporated	13,191	982,730
Lennar Corporation Class A	4,275	324,302
NVR Incorporated †	275	1,099,225
PulteGroup Incorporated	16,716	729,319

		3,135,576

Internet & Direct Marketing Retail: 3.98%
Amazon.com Incorporated †	3,814	12,082,905
Etsy Incorporated †	2,655	426,659

		12,509,564

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Large Cap Portfolio  |  3

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Multiline Retail: 0.92%
Dollar General Corporation	4,078	$891,369
Target Corporation	11,104	1,993,501

		2,884,870

Specialty Retail: 2.54%
AutoZone Incorporated †	1,011	1,150,164
Best Buy Company Incorporated	12,523	1,362,502
Lowe’s Companies Incorporated	6,022	938,348
The Home Depot Incorporated	12,664	3,513,120
Tractor Supply Company	1,872	263,596
Vroom Incorporated †	20,667	741,119

		7,968,849

Textiles, Apparel & Luxury Goods: 0.69%
Nike Incorporated Class B	16,097	2,168,266

Consumer Staples: 5.97%

Beverages: 0.96%
Monster Beverage Corporation †	13,779	1,168,184
PepsiCo Incorporated	4,452	642,112
The Coca-Cola Company	23,526	1,213,942

		3,024,238

Food & Staples Retailing: 2.00%
Costco Wholesale Corporation	7,108	2,784,701
Sprouts Farmers Market Incorporated †	7,685	162,691
Sysco Corporation	2,503	178,439
The Kroger Company	23,449	773,817
Walgreens Boots Alliance Incorporated	17,276	656,661
Walmart Incorporated	11,200	1,711,248

		6,267,557

Food Products: 0.59%
General Mills Incorporated	6,194	376,719
Pilgrim’s Pride Corporation †	21,445	405,096
The J.M. Smucker Company	2,547	298,508
Tyson Foods Incorporated Class A	11,706	763,231

		1,843,554

Household Products: 1.68%
Kimberly-Clark Corporation	7,064	984,086
The Procter & Gamble Company	30,923	4,294,277

		5,278,363

Personal Products: 0.20%
The Estee Lauder Companies Incorporated Class A	2,557	627,283

Tobacco: 0.54%
Altria Group Incorporated	16,321	650,065
Philip Morris International Incorporated	13,930	1,055,198

		1,705,263

The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Disciplined Large Cap Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Energy: 1.85%

Oil, Gas & Consumable Fuels: 1.85%
Chevron Corporation	20,139	$1,755,718
ConocoPhillips	11,743	464,553
EOG Resources Incorporated	11,903	558,013
Exxon Mobil Corporation	48,756	1,859,066
Marathon Petroleum Corporation	19,588	761,581
Valero Energy Corporation	7,721	415,158

		5,814,089

Financials: 9.88%

Banks: 3.63%
Bank of America Corporation	80,620	2,270,259
Citigroup Incorporated	16,780	924,075
Citizens Financial Group Incorporated	10,193	332,903
JPMorgan Chase & Company	24,954	2,941,578
Popular Incorporated	7,745	375,865
Prosperity Bancshares Incorporated	7,460	468,712
Signature Bank	18,397	2,063,959
US Bancorp	46,734	2,019,376

		11,396,727

Capital Markets: 2.06%
Ameriprise Financial Incorporated	5,013	928,608
Bank of New York Mellon Corporation	33,844	1,323,977
Morgan Stanley	20,204	1,249,213
Northern Trust Corporation	10,382	966,772
S&P Global Incorporated	958	337,005
SEI Investments Company	7,183	378,903
T. Rowe Price Group Incorporated	3,426	491,323
The Goldman Sachs Group Incorporated	2,617	603,428
VIRTU Financial Incorporated Class A	8,007	182,480

		6,461,709

Consumer Finance: 0.11%
Synchrony Financial	11,007	335,383

Diversified Financial Services: 2.09%
Berkshire Hathaway Incorporated Class B †	18,395	4,210,799
Equitable Holdings Incorporated	56,127	1,424,503
Jefferies Financial Group Incorporated	41,008	932,112

		6,567,414

Insurance: 1.99%
Brighthouse Financial Incorporated †	19,726	692,383
Everest Reinsurance Group Limited	1,578	358,727
Lemonade Incorporated †«	2,698	186,890
MetLife Incorporated	25,872	1,194,510
Prudential Financial Incorporated	11,206	847,398
Reinsurance Group of America Incorporated	5,604	646,029
The Allstate Corporation	7,892	807,746
The Hartford Financial Services Group Incorporated	7,826	345,909
The Progressive Corporation	13,381	1,165,619

		6,245,211

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Large Cap Portfolio  |  5

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Health Care: 13.81%

Biotechnology: 2.92%
AbbVie Incorporated	27,802	$2,907,533
Amgen Incorporated	6,167	1,369,321
Biogen Incorporated †	1,495	359,054
Gilead Sciences Incorporated	17,375	1,054,141
Moderna Incorporated †	4,258	650,367
Regeneron Pharmaceuticals Incorporated †	2,605	1,344,258
United Therapeutics Corporation †	6,867	910,839
Vertex Pharmaceuticals Incorporated †	2,480	564,820

		9,160,333

Health Care Equipment & Supplies: 3.46%
Abbott Laboratories	20,707	2,240,912
ABIOMED Incorporated †	3,404	933,036
Baxter International Incorporated	9,374	713,080
Danaher Corporation	1,974	443,420
Edwards Lifesciences Corporation †	16,215	1,360,276
Intuitive Surgical Incorporated †	2,240	1,626,352
Masimo Corporation †	2,207	561,659
Medtronic plc	24,687	2,806,912
Zimmer Biomet Holdings Incorporated	1,294	192,961

		10,878,608

Health Care Providers & Services: 2.64%
AmerisourceBergen Corporation	9,582	988,000
Anthem Incorporated	1,033	321,800
Cardinal Health Incorporated	14,820	809,024
Cigna Corporation	5,066	1,059,503
CVS Health Corporation	14,497	982,752
Humana Incorporated	2,574	1,030,938
McKesson Corporation	8,406	1,512,323
UnitedHealth Group Incorporated	4,669	1,570,371

		8,274,711

Health Care Technology: 0.52%
Veeva Systems Incorporated Class A †	5,866	1,624,119

Life Sciences Tools & Services: 0.42%
Avantor Incorporated †	12,206	332,980
Thermo Fisher Scientific Incorporated	2,106	979,248

		1,312,228

Pharmaceuticals: 3.85%
Bristol-Myers Squibb Company	38,511	2,403,086
Eli Lilly & Company	4,096	596,582
Johnson & Johnson	30,595	4,426,485
Merck & Company Incorporated	21,552	1,732,565
Pfizer Incorporated	65,537	2,510,722
Royalty Pharma plc Class A	6,938	295,559
Viatris Incorporated †	8,131	136,763

		12,101,762

The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Disciplined Large Cap Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Industrials: 8.54%

Aerospace & Defense: 1.50%
General Dynamics Corporation	2,779	$415,044
Lockheed Martin Corporation	6,162	2,249,130
Raytheon Technologies Corporation	28,403	2,037,063

		4,701,237

Air Freight & Logistics: 0.99%
Expeditors International of Washington Incorporated	13,219	1,181,382
United Parcel Service Incorporated Class B	11,282	1,930,012

		3,111,394

Airlines: 0.22%
Delta Air Lines Incorporated	17,071	687,108

Building Products: 0.55%
Carrier Global Corporation	5,698	216,923
Masco Corporation	28,188	1,512,850

		1,729,773

Commercial Services & Supplies: 0.90%
Copart Incorporated †	10,582	1,221,692
Republic Services Incorporated	6,356	614,752
Waste Management Incorporated	8,422	1,003,313

		2,839,757

Construction & Engineering: 0.51%
Quanta Services Incorporated	23,219	1,586,786

Electrical Equipment: 0.75%
AMETEK Incorporated	3,954	468,668
Eaton Corporation plc	12,021	1,455,863
Generac Holdings Incorporated †	2,017	434,865

		2,359,396

Industrial Conglomerates: 0.66%
Honeywell International Incorporated	10,097	2,058,980

Machinery: 1.15%
Cummins Incorporated	7,530	1,740,710
Illinois Tool Works Incorporated	1,663	351,043
ITT Incorporated	7,336	532,814
The Timken Company	13,649	1,002,383

		3,626,950

Professional Services: 0.13%
ManpowerGroup Incorporated	4,859	421,032

Road & Rail: 0.45%
Kansas City Southern	1,686	313,883
Schneider National Incorporated Class B	52,960	1,106,864

		1,420,747

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Large Cap Portfolio  |  7

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Trading Companies & Distributors: 0.73%
HD Supply Holdings Incorporated †	14,660	$817,735
W.W. Grainger Incorporated	3,498	1,463,213

		2,280,948

Information Technology: 27.10%

Communications Equipment: 0.89%
Arista Networks Incorporated †	1,271	344,060
Cisco Systems Incorporated	57,004	2,452,312

		2,796,372

Electronic Equipment, Instruments & Components: 0.24%
SYNNEX Corporation	2,259	362,140
Zebra Technologies Corporation Class A †	1,030	389,773

		751,913

IT Services: 4.80%
Accenture plc Class A	8,240	2,052,502
Amdocs Limited	10,193	670,801
Cognizant Technology Solutions Corporation Class A	14,313	1,118,275
DXC Technology Company	15,069	330,162
International Business Machines Corporation	6,099	753,348
Leidos Holdings Incorporated	3,111	313,278
MasterCard Incorporated Class A	10,675	3,592,244
PayPal Holdings Incorporated †	3,813	816,440
Science Applications International Corporation	3,674	339,992
Twilio Incorporated Class A †	1,725	552,155
VeriSign Incorporated †	1,271	255,115
Visa Incorporated Class A	20,286	4,267,160

		15,061,472

Semiconductors & Semiconductor Equipment: 4.64%
Applied Materials Incorporated	21,361	1,761,855
Broadcom Incorporated	4,991	2,004,286
Intel Corporation	42,418	2,050,910
KLA Corporation	2,472	622,870
Lam Research Corporation	2,278	1,031,159
Micron Technology Incorporated †	16,093	1,031,400
NVIDIA Corporation	7,823	4,193,597
QUALCOMM Incorporated	12,608	1,855,519

		14,551,596

Software: 10.17%
Adobe Incorporated †	4,505	2,155,507
Cadence Design Systems Incorporated †	14,337	1,667,393
Crowdstrike Holdings Incorporated Class A †	7,116	1,090,740
Datadog Incorporated Class A †	4,957	490,346
Fortinet Incorporated †	9,453	1,164,893
HubSpot Incorporated †	1,006	396,696
Intuit Incorporated	4,480	1,577,050
Microsoft Corporation	73,199	15,669,710
Oracle Corporation	37,688	2,175,351
Salesforce.com Incorporated †	9,219	2,266,030
Slack Technologies Incorporated Class A †	10,582	453,756
Synopsys Incorporated †	2,914	662,935

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Disciplined Large Cap Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value

Software (continued)
VMware Incorporated Class A †	2,077	$290,552
Zoom Video Communications Incorporated †	3,910	1,870,388

		31,931,347

Technology Hardware, Storage & Peripherals: 6.36%
Apple Incorporated	155,103	18,465,012
Dell Technologies Incorporated †	6,562	452,975
HP Incorporated	48,381	1,060,995

		19,978,982

Materials: 2.83%

Chemicals: 0.88%
Eastman Chemical Company	7,482	728,747
Element Solutions Incorporated	41,811	577,410
LyondellBasell Industries NV Class A	3,469	295,212
NewMarket Corporation	710	262,530
The Chemours Company	23,016	559,979
Valvoline Incorporated	15,320	349,143

		2,773,021

Containers & Packaging: 0.81%
Avery Dennison Corporation	3,474	518,807
Berry Global Group Incorporated †	24,148	1,279,844
Packaging Corporation of America	5,575	724,750

		2,523,401

Metals & Mining: 1.14%
Newmont Corporation	5,791	340,627
Nucor Corporation	23,971	1,287,243
Reliance Steel & Aluminum Company	8,489	1,000,004
Steel Dynamics Incorporated	26,405	956,125

		3,583,999

Real Estate: 3.05%

Equity REITs: 2.84%
Alexandria Real Estate Equities Incorporated	4,611	754,959
American Tower Corporation	5,629	1,301,425
AvalonBay Communities Incorporated	4,955	825,453
Crown Castle International Corporation	1,665	279,004
CyrusOne Incorporated	6,029	421,487
Equinix Incorporated	983	685,928
Essex Property Trust Incorporated	3,038	746,983
Invitation Homes Incorporated	35,721	1,020,906
Prologis Incorporated	18,741	1,875,037
SBA Communications Corporation	1,850	531,283
STORE Capital Corporation	14,416	469,385

		8,911,850

Real Estate Management & Development: 0.21%
The Howard Hughes Corporation †	8,957	651,443

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Large Cap Portfolio  |  9

Portfolio of investments—November 30, 2020 (unaudited)

		Shares	Value
Utilities: 2.06%

Electric Utilities: 1.23%
Exelon Corporation		12,386	$508,693
NRG Energy Incorporated		45,297	1,483,477
PPL Corporation		13,688	389,013
The Southern Company		24,898	1,490,145

			3,871,328

Independent Power & Renewable Electricity Producers: 0.36%
AES Corporation		42,313	864,878
Vistra Corporation		14,496	270,785

			1,135,663

Multi-Utilities: 0.47%
Dominion Energy Incorporated		4,548	356,973
Sempra Energy		8,732	1,113,155

			1,470,128

Total Common Stocks (Cost $221,330,067)			303,539,678

	Yield
Short-Term Investments: 2.93%

Investment Companies: 2.93%
Securities Lending Cash Investments LLC (l)(r)(u)	0.12%	191,875	191,875
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.02	9,017,094	9,017,094

Total Short-Term Investments (Cost $9,208,969)			9,208,969

Total investments in securities (Cost $230,539,036)	99.62%	312,748,647

Other assets and liabilities, net	0.38	1,199,422

Total net assets	100.00%	$313,948,069

†	Non-income-earning security
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

E-Mini S&P 500 Index	48	12-18-2020	$8,452,174	$8,695,680	$243,506	$0

The accompanying notes are an integral part of these financial statements.

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Portfolio of investments—November 30, 2020 (unaudited)

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	$0	$3,150,790	$(2,958,915)	$0	$0	$191,875		191,875	$3,710	#
Wells Fargo Government Money Market Fund Select Class	8,289,328	89,178,995	(88,451,229)	0	0	9,017,094		9,017,094	3,245

				$0	$0	$9,208,969	2.93%		$6,955

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Large Cap Portfolio  |  11

Statement of assets and liabilities—November 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities (including $187,825 of securities loaned), at value (cost $221,330,067)	$303,539,678
Investments in affiliated securities, at value (cost $9,208,969)	9,208,969
Segregated cash for futures contracts	984,746
Receivable for dividends	469,420
Receivable for securities lending income, net	4,023
Prepaid expenses and other assets	44,525

Total assets	314,251,361

Liabilities
Payable upon receipt of securities loaned	191,875
Payable for daily variation margin on open futures contracts	31,920
Advisory fee payable	63,669
Accrued expenses and other liabilities	15,828

Total liabilities	303,292

Total net assets	$313,948,069

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Disciplined Large Cap Portfolio

Statement of operations—six months ended November 30, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $17,658)	$2,803,101
Income from affiliated securities	14,857
Interest	1,171

Total investment income	2,819,129

Expenses
Advisory fee	396,473
Custody and accounting fees	18,773
Professional fees	21,940
Shareholder report expenses	3,461
Trustees’ fees and expenses	9,861
Other fees and expenses	6,938

Net expenses	457,446

Net investment income	2,361,683

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	1,035,093
Futures contracts	1,677,427

Net realized gains on investments	2,712,520

Net change in unrealized gains (losses) on
Unaffiliated securities	49,090,926
Futures contracts	(67,914)

Net change in unrealized gains (losses) on investments	49,023,012

Net realized and unrealized gains (losses) on investments	51,735,532

Net increase in net assets resulting from operations	$54,097,215

The accompanying notes are an integral part of these financial statements.

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Statement of changes in net assets

	Six months ended November 30, 2020 (unaudited)	Year ended May 31, 2020

Operations
Net investment income	$2,361,683	$5,191,095
Net realized gains (losses) on investments	2,712,520	(4,575,202)
Net change in unrealized gains (losses) on investments	49,023,012	37,310,665

Net increase in net assets resulting from operations	54,097,215	37,926,558

Capital transactions
Transactions in investors’ beneficial interests
Contributions	82,666,938	83,932,662
Withdrawals	(76,572,248)	(180,669,198)

Net increase (decrease) in net assets resulting from capital transactions	6,094,690	(96,736,536)

Total increase (decrease) in net assets	60,191,905	(58,809,978)

Net assets
Beginning of period	253,756,164	312,566,142

End of period	$313,948,069	$253,756,164

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Disciplined Large Cap Portfolio

Financial highlights

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
		2020	2019[1]
Total return[2]	19.40%	11.56%	(2.40)%
Ratios to average net assets (annualized)
Gross expenses	0.29%	0.29%	0.28%
Net expenses	0.29%	0.29%	0.28%
Net investment income	1.49%	1.82%	1.84%
Supplemental data
Portfolio turnover rate	35%	81%	92%

[1]	For the period from June 12, 2018 (commencement of operations) to May 31, 2019.

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Large Cap Portfolio  |  15

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Disciplined Large Cap Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Futures contracts

Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

16  |  Wells Fargo Disciplined Large Cap Portfolio

Notes to financial statements (unaudited)

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2020, the aggregate cost of all investments for federal income tax purposes was $230,539,036 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$84,954,393

Gross unrealized losses	(2,501,276)

Net unrealized gains	$82,453,117

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Disciplined Large Cap Portfolio  |  17

Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of November 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$30,472,714	$0	$0	$30,472,714

Consumer discretionary	37,331,789	0	0	37,331,789

Consumer staples	18,746,258	0	0	18,746,258

Energy	5,814,089	0	0	5,814,089

Financials	31,006,444	0	0	31,006,444

Health care	43,351,761	0	0	43,351,761

Industrials	26,824,108	0	0	26,824,108

Information technology	85,071,682	0	0	85,071,682

Materials	8,880,421	0	0	8,880,421

Real estate	9,563,293	0	0	9,563,293

Utilities	6,477,119	0	0	6,477,119

Short-term investments

Investment companies	9,208,969	0	0	9,208,969

	312,748,647	0	0	312,748,647

Futures contracts	243,506	0	0	243,506

Total assets	$312,992,153	$0	$0	$312,992,153

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the six months ended November 30, 2020, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $1 billion	0.250%

Next $4 billion	0.225

Over $5 billion	0.200

For the six months ended November 30, 2020, the advisory fee was equivalent to an annual rate of 0.25% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.15% as the average daily net assets of the Portfolio increase.

18  |  Wells Fargo Disciplined Large Cap Portfolio

Notes to financial statements (unaudited)

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2020 were $115,169,531 and $106,464,051, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of November 30, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

JPMorgan Securities LLC	$187,825	$(187,825)	$0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. DERIVATIVE TRANSACTIONS

During the six months ended November 30, 2020, the Portfolio entered into futures contracts for to gain market exposure. The Portfolio had an average notional amount of $8,308,167 in long futures contracts during the six months ended November 30, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

8. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2020, there were no borrowings by the Portfolio under the agreement.

9. CONCENTRATION RISK

Concentration risk results from exposure to a limited number of sectors. As of the end of the period, the Portfolio concentrated its portfolio in investments related to the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a

Wells Fargo Disciplined Large Cap Portfolio  |  19

Notes to financial statements (unaudited)

separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

20  |  Wells Fargo Disciplined Large Cap Portfolio

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Disciplined Large Cap Portfolio  |  21

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

22  |  Wells Fargo Disciplined Large Cap Portfolio

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Disciplined Large Cap Portfolio  |  23

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

[1]	Jeremy DePalma acts as Treasurer of 77 funds in the Fund Complex.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Portfolio’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2021 Wells Fargo & Company. All rights reserved.

Semi-Annual Report

November 30, 2020

Wells Fargo Disciplined International Developed Markets Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Disciplined International Developed Markets Portfolio  |  1

Fund information (unaudited)

Investment objective

The Portfolio seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Justin P. Carr, CFA®‡

Vince Fioramonti, CFA®‡

Ten largest holdings (%) as of November 30, 2020[1]

Nestle SA	2.07

iShares MSCI EAFE ETF	1.72

Roche Holding AG	1.54

Novartis AG	1.33

ASML Holding NV	1.18

LVMH Moet Hennessy Louis Vuitton SA	0.99

Toyota Motor Corporation	0.90

AIA Group Limited	0.88

AstraZeneca plc	0.86

SAP SE	0.81

Sector allocation as of November 30, 2020[2]

Geographic allocation as of November 30, 2020[2]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Figures represent the percentage of the Portfolio’s net assets. Holdings are subject to change and may have changed since the date specified.

[2]	Figures represent the percentage of the Portfolio’s long-term investments. These amounts are subject to change and may have changed since the date specified.

2  |  Wells Fargo Disciplined International Developed Markets Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 96.69%

Australia: 6.69%
Afterpay Limited (Information Technology, IT Services) †	3,444	$240,181
Aristocrat Leisure Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	14,022	329,989
Aurizon Holdings Limited (Industrials, Road & Rail)	108,566	338,695
Australia & New Zealand Banking Group Limited (Financials, Banks)	44,660	742,200
BHP Billiton Limited (Materials, Metals & Mining)	42,793	1,195,863
Brambles Limited (Industrials, Commercial Services & Supplies)	42,361	340,802
Coles Group Limited (Consumer Staples, Food & Staples Retailing)	15,590	204,387
Commonwealth Bank of Australia (Financials, Banks)	20,571	1,193,968
CSL Limited (Health Care, Biotechnology)	5,827	1,271,986
Fortescue Metals Group Limited (Materials, Metals & Mining)	29,791	398,655
Goodman Group (Real Estate, Equity REITs)	26,429	362,396
Macquarie Group Limited (Financials, Capital Markets)	3,721	378,763
National Australia Bank Limited (Financials, Banks)	48,272	811,086
Newcrest Mining Limited (Materials, Metals & Mining)	16,641	328,959
REA Group Limited (Communication Services, Interactive Media & Services)	3,648	388,926
Rio Tinto Limited (Materials, Metals & Mining)	6,135	456,644
Santos Limited (Energy, Oil, Gas & Consumable Fuels)	60,439	273,290
Scentre Group (Real Estate, Equity REITs)	121,984	250,719
Sonic Healthcare Limited (Health Care, Health Care Providers & Services)	10,234	247,454
Tabcorp Holdings Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	108,291	305,245
Transurban Group (Industrials, Transportation Infrastructure)	38,715	398,431
Wesfarmers Limited (Consumer Discretionary, Multiline Retail)	19,664	713,779
Westpac Banking Corporation (Financials, Banks)	50,862	751,559
Woodside Petroleum Limited (Energy, Oil, Gas & Consumable Fuels)	35,460	582,278
Woolworths Group Limited (Consumer Staples, Food & Staples Retailing)	15,582	422,976

		12,929,231

Austria: 0.10%
Erste Bank Der Oesterreichischen Sparkassen AG (Financials, Banks) †	6,761	194,363

Belgium: 1.07%
Ageas NV (Financials, Insurance)	5,791	284,739
Anheuser-Busch InBev NV (Consumer Staples, Beverages)	11,014	734,155
KBC Group NV (Financials, Banks)	4,654	324,209
Telenet Group Holding NV (Communication Services, Media)	7,202	307,555
UCB SA (Health Care, Pharmaceuticals)	1,970	210,458
Umicore SA (Materials, Chemicals)	4,493	201,356

		2,062,472

Denmark: 2.45%
A.P. Moller Maersk AS Class A (Industrials, Marine)	183	346,633
Carlsberg AS Class B (Consumer Staples, Beverages)	2,279	339,063
Coloplast AS Class B (Health Care, Health Care Equipment & Supplies)	1,678	250,509
DSV Panalpina AS (Industrials, Air Freight & Logistics)	3,475	548,297
Genmab AS (Health Care, Biotechnology) †	1,414	542,469
Novo Nordisk AS Class B (Health Care, Pharmaceuticals)	21,558	1,449,936
Novozymes AS Class B (Materials, Chemicals)	3,262	186,566
Orsted AS (Utilities, Electric Utilities) 144A	2,832	510,107
Vestas Wind Systems AS (Industrials, Electrical Equipment)	2,690	549,837

		4,723,417

Finland: 1.18%
Fortum Oyj (Utilities, Electric Utilities)	12,539	287,252
Kone Oyj Class B (Industrials, Machinery)	4,092	343,242

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined International Developed Markets Portfolio  |  3

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value

Finland (continued)
Neste Oil Oyj (Energy, Oil, Gas & Consumable Fuels)	4,041	$270,805
Nokia Oyj (Information Technology, Communications Equipment) †	72,359	288,934
Nordea Bank AB (Financials, Banks) †	51,659	441,308
Sampo Oyj Class A (Financials, Insurance)	7,399	319,762
UPM-Kymmene Oyj (Materials, Paper & Forest Products)	9,927	327,060

		2,278,363

France: 10.71%
Air Liquide SA (Materials, Chemicals)	5,391	885,180
Amundi SA (Financials, Capital Markets) †144A	2,121	169,006
Arkema SA (Materials, Chemicals)	1,896	221,008
Atos Origin SA (Information Technology, IT Services) †	3,271	299,971
AXA SA (Financials, Insurance)	21,954	516,215
BNP Paribas SA (Financials, Banks) †	15,053	771,479
Bollore SA (Industrials, Air Freight & Logistics)	80,022	310,608
Capgemini SE (Information Technology, IT Services)	3,178	440,879
Carrefour SA (Consumer Staples, Food & Staples Retailing)	14,427	236,283
CNP Assurances SA (Financials, Insurance) †	12,902	205,459
Compagnie de Saint-Gobain SA (Industrials, Building Products) †	7,268	345,225
Compagnie Generale des Etablissements Michelin SCA (Consumer Discretionary, Auto Components)	2,245	279,712
Credit Agricole SA (Financials, Banks) †	20,575	237,428
Danone SA (Consumer Staples, Food Products)	8,190	526,182
Dassault Systemes SA (Information Technology, Software)	1,241	229,525
Edenred SA (Information Technology, IT Services)	4,843	276,890
Engie SA (Utilities, Multi-Utilities) †	28,382	418,792
EssilorLuxottica SA (Consumer Discretionary,Textiles, Apparel & Luxury Goods) †	4,124	596,959
Gecina SA (Real Estate, Equity REITs)	1,463	222,156
Hermes International SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	311	303,236
Kering SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	814	587,443
L’Oreal SA (Consumer Staples, Personal Products)	2,875	1,052,154
Legrand SA (Industrials, Electrical Equipment)	4,061	343,839
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods) «	3,317	1,910,683
Orange SA (Communication Services, Diversified Telecommunication Services) «	31,659	399,926
Pernod-Ricard SA (Consumer Staples, Beverages)	3,052	582,493
Peugeot SA (Consumer Discretionary, Automobiles) †	8,304	195,781
Publicis Groupe SA (Communication Services, Media)	4,976	226,088
Renault SA (Consumer Discretionary, Automobiles) †	6,106	242,943
Safran SA (Industrials, Aerospace & Defense) †	4,867	710,025
Sanofi SA (Health Care, Pharmaceuticals)	14,830	1,498,518
Schneider Electric SE (Industrials, Electrical Equipment)	7,890	1,097,862
Societe Generale SA (Financials, Banks) †	15,352	305,565
Sodexo SA (Consumer Discretionary, Hotels, Restaurants & Leisure)	3,737	309,185
Teleperformance SE (Industrials, Professional Services)	1,181	393,325
Thales SA (Industrials, Aerospace & Defense)	2,599	238,903
Total SA (Energy, Oil, Gas & Consumable Fuels)	29,704	1,269,367
Unibail Rodamco Westfield (Real Estate, Equity REITs)	3,811	270,484
Veolia Environnement SA (Utilities, Multi-Utilities)	12,933	297,127
Vinci SA (Industrials, Construction & Engineering)	5,735	584,905
Vivendi SA (Communication Services, Entertainment)	12,127	364,246
Worldline SA (Information Technology, IT Services) †144A	3,428	316,905

		20,689,960

Germany: 8.46%
adidas AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods) †	2,345	747,701
Allianz AG (Financials, Insurance)	4,643	1,094,721
BASF SE (Materials, Chemicals)	13,376	978,555

The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Disciplined International Developed Markets Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value

Germany (continued)
Bayer AG (Health Care, Pharmaceuticals)	10,427	$600,375
Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	5,928	516,482
Beiersdorf AG (Consumer Staples, Personal Products)	1,507	168,509
Brenntag AG (Industrials, Trading Companies & Distributors)	4,130	315,590
Continental AG (Consumer Discretionary, Auto Components)	2,723	370,937
Covestro AG (Materials, Chemicals) 144A	4,964	276,821
Daimler AG (Consumer Discretionary, Automobiles)	12,582	847,227
Delivery Hero AG (Consumer Discretionary, Internet & Direct Marketing Retail) †144A	1,601	193,363
Deutsche Bank AG (Financials, Capital Markets) †	30,795	343,204
Deutsche Boerse AG (Financials, Capital Markets)	2,408	401,416
Deutsche Post AG (Industrials, Air Freight & Logistics)	15,082	728,618
Deutsche Telekom AG (Communication Services, Diversified Telecommunication Services)	49,090	885,090
Deutsche Wohnen AG (Real Estate, Real Estate Management & Development)	5,502	275,911
E.ON SE (Utilities, Multi-Utilities)	30,303	328,070
Fresenius Medical Care AG & Company KGaA (Health Care, Health Care Providers & Services)	2,502	210,408
Fresenius SE & Company KGaA (Health Care, Health Care Providers & Services)	8,073	361,121
Heidelbergcement AG (Materials, Construction Materials)	5,866	416,617
Hochtief AG (Industrials, Construction & Engineering)	2,373	228,998
Infineon Technologies AG (Information Technology, Semiconductors & Semiconductor Equipment)	16,353	575,837
Knorr Bremse AG (Industrials, Machinery)	1,710	218,827
LANXESS AG (Materials, Chemicals)	3,387	236,997
LEG Immobilien AG (Real Estate, Real Estate Management & Development)	2,244	319,765
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	1,702	474,262
RWE AG (Utilities, Multi-Utilities)	8,793	364,693
SAP SE (Information Technology, Software)	12,907	1,570,097
Scout24 AG (Communication Services, Interactive Media & Services) 144A	2,728	208,588
Siemens AG (Industrials, Industrial Conglomerates)	9,751	1,302,726
Symrise AG (Materials, Chemicals)	1,392	174,347
Vonovia SE (Real Estate, Real Estate Management & Development)	5,095	349,339
Zalando SE (Consumer Discretionary, Internet & Direct Marketing Retail) †144A	2,571	260,066

		16,345,278

Hong Kong: 3.08%
AIA Group Limited (Financials, Insurance)	155,400	1,703,154
Beigene Limited ADR (Health Care, Biotechnology) †	296	75,684
BOC Hong Kong Holdings Limited (Financials, Banks)	172,500	561,940
CK Asset Holdings Limited (Real Estate, Real Estate Management & Development)	41,000	224,544
CK Hutchison Holdings Limited (Industrials, Industrial Conglomerates)	37,000	268,512
Henderson Land Development Company Limited (Real Estate, Real Estate Management & Development)	56,000	234,807
Hong Kong Exchanges & Clearing Limited (Financials, Capital Markets)	17,500	870,140
Hong Kong Land Holdings Limited (Real Estate, Real Estate Management & Development)	52,940	215,466
Jardine Matheson Holdings Limited (Industrials, Industrial Conglomerates)	4,800	254,736
Jardine Strategic Holdings Limited (Industrials, Industrial Conglomerates)	9,027	215,655
Link REIT (Real Estate, Equity REITs)	26,400	231,607
New World Development Company Limited (Real Estate, Real Estate Management & Development)	45,000	228,163
Sun Hung Kai Properties Limited (Real Estate, Real Estate Management & Development)	21,500	287,090
Techtronic Industries Company Limited (Industrials, Machinery)	24,500	314,032
WH Group Limited (Consumer Staples, Food Products) 144A	310,000	253,166

		5,938,696

Ireland: 0.74%
CRH plc (Materials, Construction Materials)	9,546	373,720
DCC plc (Industrials, Industrial Conglomerates)	4,613	349,433
Flutter Entertainment plc (Consumer Discretionary, Hotels, Restaurants & Leisure) †	2,720	504,528
Kerry Group plc Class A (Consumer Staples, Food Products)	1,383	193,676

		1,421,357

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined International Developed Markets Portfolio  |  5

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Israel: 0.59%
Check Point Software Technologies Limited (Information Technology, Software) †	2,839	$334,094
Nice Systems Limited ADR (Information Technology, Software) †	903	217,103
Teva Pharmaceutical Industries Limited ADR (Health Care, Pharmaceuticals) †	19,265	183,210
Wix.com Limited (Information Technology, IT Services) †	1,599	408,433

		1,142,840

Italy: 1.96%
Atlantia SpA (Industrials, Transportation Infrastructure) †	10,599	193,185
DiaSorin SpA (Health Care, Health Care Equipment & Supplies)	933	196,543
Enel SpA (Utilities, Electric Utilities)	105,061	1,048,946
FinecoBank SpA (Financials, Banks) †	12,625	197,810
Intesa Sanpaolo SpA (Financials, Banks) †	257,450	591,289
Nexi SpA (Information Technology, IT Services) †144A	10,266	193,484
Poste Italiane SpA (Financials, Insurance) 144A	37,060	377,705
Snam SpA (Utilities, Gas Utilities)	61,186	343,252
Terna SpA (Utilities, Electric Utilities)	36,040	269,635
UniCredit SpA (Financials, Banks) †	36,384	375,112

		3,786,961

Japan: 24.99%
Aozora Bank Limited (Financials, Banks)	10,800	196,034
Asahi Group Holdings Limited (Consumer Staples, Beverages)	7,400	286,148
Astellas Pharma Incorporated (Health Care, Pharmaceuticals)	34,000	483,132
Bandai Namco Holdings Incorporated (Consumer Discretionary, Leisure Products)	4,200	383,391
Benesse Corporation (Consumer Discretionary, Diversified Consumer Services)	7,100	149,073
Bridgestone Corporation (Consumer Discretionary, Auto Components)	10,000	349,042
Brother Industries Limited (Information Technology, Technology Hardware, Storage & Peripherals)	14,100	270,115
Canon Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	16,400	291,163
Central Japan Railway Company (Industrials, Road & Rail)	3,300	420,402
Chugai Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	7,200	347,862
Dai Nippon Printing Company Limited (Industrials, Commercial Services & Supplies)	10,800	202,345
Dai-ichi Life Holdings Incorporated (Financials, Insurance)	28,900	455,230
Daiichi Sankyo Company Limited (Health Care, Pharmaceuticals)	20,200	714,739
Daikin Industries Limited (Industrials, Building Products)	3,200	725,364
Daiwa House Industry Company Limited (Real Estate, Real Estate Management & Development)	10,100	309,579
Daiwa Securities Group Incorporated (Financials, Capital Markets)	53,800	234,009
Dentsu Group Incorporated (Communication Services, Media)	2,400	78,161
Eisai Company Limited (Health Care, Pharmaceuticals)	3,100	234,193
FANUC Corporation (Industrials, Machinery)	2,600	631,695
Fast Retailing Company Limited (Consumer Discretionary, Specialty Retail)	800	658,544
FUJIFILM Holdings Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	4,400	237,069
Fujitsu Limited (Information Technology, IT Services)	4,000	555,747
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	11,500	436,868
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	23,200	638,111
Hoya Corporation (Health Care, Health Care Equipment & Supplies)	6,300	839,397
Iida Group Holdings Company Limited (Consumer Discretionary, Household Durables)	13,800	277,322
Itochu Corporation (Industrials, Trading Companies & Distributors)	21,700	573,366
Japan Post Holding Company Limited (Financials, Insurance)	9,900	165,000
Japan Real Estate Investment Corporation (Real Estate, Equity REITs)	44	228,429
Japan Tobacco Incorporated (Consumer Staples, Tobacco)	22,900	465,019
JTEKT Corporation (Consumer Discretionary, Auto Components)	30,300	235,376
JXTG Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	126,200	433,359
Kajima Corporation (Industrials, Construction & Engineering)	17,500	230,148
Kao Corporation (Consumer Staples, Personal Products)	5,800	433,778
KDDI Corporation (Communication Services, Wireless Telecommunication Services)	24,000	685,632

The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Disciplined International Developed Markets Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value

Japan (continued)
Keyence Corporation (Information Technology, Electronic Equipment, Instruments & Components)	1,900	$969,837
Kirin Brewery Company Limited (Consumer Staples, Beverages)	13,000	283,099
Komatsu Limited (Industrials, Machinery)	13,100	318,716
Kubota Corporation (Industrials, Machinery)	19,200	380,782
Kyocera Corporation (Information Technology, Electronic Equipment, Instruments & Components)	3,100	177,062
Lion Corporation (Consumer Staples, Household Products)	8,000	189,119
M3 Incorporated (Health Care, Health Care Technology)	5,800	534,556
Makita Corporation (Industrials, Machinery)	4,800	248,276
Marubeni Corporation (Industrials, Trading Companies & Distributors)	61,700	359,621
MinebeaMitsumi Incorporated (Industrials, Machinery)	10,200	212,402
Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	18,200	424,144
Mitsubishi Electric Corporation (Industrials, Electrical Equipment)	30,600	449,474
Mitsubishi Estate Company Limited (Real Estate, Real Estate Management & Development)	21,700	374,969
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	115,300	495,326
Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	24,700	421,130
Mitsui Fudosan Company Limited (Real Estate, Real Estate Management & Development)	15,500	323,882
Mizuho Financial Group Incorporated (Financials, Banks)	35,140	446,823
MS&AD Insurance Group Holdings Incorporated (Financials, Insurance)	15,000	436,063
Murata Manufacturing Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	7,400	647,075
NEC Corporation (Information Technology, IT Services)	6,000	323,563
Nexon Company Limited (Communication Services, Entertainment)	11,600	350,556
Nidec Corporation (Industrials, Electrical Equipment)	5,500	700,934
Nihon M&A Center Incorporated (Industrials, Professional Services)	2,100	146,839
Nintendo Company Limited (Communication Services, Entertainment)	1,700	964,962
Nippon Paint Company Limited (Materials, Chemicals)	1,900	243,324
Nippon Telegraph & Telephone Corporation (Communication Services, Diversified Telecommunication Services)	20,600	486,389
Nissan Motor Company Limited (Consumer Discretionary, Automobiles) †	77,300	364,658
Nitori Holdings Company Limited (Consumer Discretionary, Specialty Retail)	1,800	383,276
Nitto Denko Corporation (Materials, Chemicals)	6,900	571,034
Nomura Holdings Incorporated (Financials, Capital Markets)	81,700	410,065
Nomura Research Institute Limited (Information Technology, IT Services)	8,100	273,491
NTT DOCOMO Incorporated (Communication Services, Wireless Telecommunication Services)	16,300	604,693
Obayashi Corporation (Industrials, Construction & Engineering)	26,100	230,000
OBIC Company Limited (Information Technology, IT Services)	1,100	247,289
Olympus Corporation (Health Care, Health Care Equipment & Supplies)	11,600	250,722
Omron Corporation (Information Technology, Electronic Equipment, Instruments & Components)	2,100	189,684
Ono Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	11,800	373,328
Oracle Corporation (Japan) (Information Technology, Software)	1,700	188,400
Oriental Land Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	2,100	357,342
Otsuka Holdings Company Limited (Health Care, Pharmaceuticals)	9,100	369,753
Panasonic Corporation (Consumer Discretionary, Household Durables)	37,700	401,736
Recruit Holdings Company Limited (Industrials, Professional Services)	17,100	720,690
Resona Holdings Incorporated (Financials, Banks)	78,000	273,224
Rohm Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	2,100	175,201
SBI Holdings Incorporated (Financials, Capital Markets)	8,400	227,701
Secom Company Limited (Industrials, Commercial Services & Supplies)	4,100	408,233
Sekisui House Limited (Consumer Discretionary, Household Durables)	24,900	447,914
Seven & I Holdings Company Limited (Consumer Staples, Food & Staples Retailing)	11,400	361,764
Shimamura Company Limited (Consumer Discretionary, Specialty Retail)	2,300	237,931
Shimano Incorporated (Consumer Discretionary, Leisure Products)	1,400	331,762
Shimizu Corporation (Industrials, Construction & Engineering)	22,300	169,386
Shin-Etsu Chemical Company Limited (Materials, Chemicals)	4,800	787,816
Shionogi & Company Limited (Health Care, Pharmaceuticals)	4,700	251,792
SMC Corporation (Industrials, Machinery)	800	508,199

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined International Developed Markets Portfolio  |  7

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value

Japan (continued)
SoftBank Corporation (Communication Services, Wireless Telecommunication Services)	37,500	$461,386
SoftBank Group Corporation (Communication Services, Wireless Telecommunication Services)	19,900	1,386,138
Sompo Holdings Incorporated (Financials, Insurance)	7,900	303,439
Sony Corporation (Consumer Discretionary, Household Durables)	16,500	1,533,678
Subaru Corporation (Consumer Discretionary, Automobiles)	8,300	164,807
Sumco Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	12,200	247,038
Sumitomo Electric Industries Limited (Industrials, Electrical Equipment)	26,100	298,500
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	13,800	400,782
Sumitomo Realty & Development Company Limited (Real Estate, Real Estate Management & Development)	7,700	251,135
Suzuki Motor Corporation (Consumer Discretionary, Automobiles)	5,700	305,966
Sysmex Corporation (Health Care, Health Care Equipment & Supplies)	2,500	261,734
T&D Holdings Incorporated (Financials, Insurance)	27,500	321,097
Takeda Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	23,900	857,332
TDK Corporation (Information Technology, Electronic Equipment, Instruments & Components)	2,800	394,789
Terumo Corporation (Health Care, Health Care Equipment & Supplies)	7,700	305,861
Tobu Railway Company Limited (Industrials, Road & Rail)	5,700	170,891
Tohoku Electric Power Company Incorporated (Utilities, Electric Utilities)	23,600	197,797
Tokio Marine Holdings Incorporated (Financials, Insurance)	7,700	382,787
Tokyo Electric Power Company Holdings Incorporated (Utilities, Electric Utilities) †	84,200	219,372
Tokyo Electron Limited (Information Technology, Semiconductors & Semiconductor Equipment)	2,300	781,427
Toray Industries Incorporated (Materials, Chemicals)	63,600	344,866
Toyo Suisan Kaisha Limited (Consumer Staples, Food Products)	6,900	339,052
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	25,800	1,729,638
Trend Micro Incorporated (Information Technology, Software)	3,600	195,517
Unicharm Corporation (Consumer Staples, Household Products)	7,500	363,721
United Urban Investment Corporation (Real Estate, Equity REITs) «	193	218,142
Yamaha Corporation (Consumer Discretionary, Leisure Products)	3,800	216,935
Yamato Holdings Company Limited (Industrials, Air Freight & Logistics)	7,400	186,914
Yaskawa Electric Corporation (Industrials, Machinery)	5,700	274,626
Z Holdings Corporation (Communication Services, Interactive Media & Services)	41,300	259,905

		48,256,121

Luxembourg: 0.15%
ArcelorMittal SA (Materials, Metals & Mining) †	15,613	285,878

Netherlands: 4.87%
ABN AMRO Group NV (Financials, Banks) †144A	20,553	212,069
Adyen NV (Information Technology, IT Services) †144A	239	456,716
Aegon NV (Financials, Insurance)	30,146	112,770
Airbus SE (Industrials, Aerospace & Defense) †	7,462	780,889
Akzo Nobel NV (Materials, Chemicals)	3,431	364,493
ASML Holding NV (Information Technology, Semiconductors & Semiconductor Equipment)	5,245	2,276,428
CNH Industrial NV (Industrials, Machinery) †	26,514	289,959
Fiat Chrysler Automobiles NV (Consumer Discretionary, Automobiles) †	14,957	233,117
ING Groep NV (Financials, Banks) †	58,338	568,886
Just Eat Takeaway NV (Consumer Discretionary, Internet & Direct Marketing Retail) †144A	2,313	245,667
Koninklijke Ahold Delhaize NV (Consumer Staples, Food & Staples Retailing)	24,065	688,656
Koninklijke DSM NV (Materials, Chemicals)	1,981	324,445
Koninklijke Philips NV (Health Care, Health Care Equipment & Supplies) †	13,224	683,972
NN Group NV (Financials, Insurance)	6,070	246,543
Prosus NV (Consumer Discretionary, Internet & Direct Marketing Retail)	6,872	744,640
Qiagen NV (Health Care, Life Sciences Tools & Services) †	6,540	315,248
STMicroelectronics NV (Information Technology, Semiconductors & Semiconductor Equipment)	10,385	406,566
Wolters Kluwer NV (Communication Services, Media)	5,495	460,796

		9,411,860

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Disciplined International Developed Markets Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
New Zealand: 0.24%
A2 Milk Company Limited (Consumer Staples, Food Products) †	17,430	$180,273
Fisher & Paykel Healthcare Corporation (Health Care, Health Care Equipment & Supplies)	11,103	279,652

		459,925

Norway: 0.40%
Den Norske Bank ASA (Financials, Banks) †	14,347	259,897
Equinor ASA (Energy, Oil, Gas & Consumable Fuels)	17,249	271,845
Orkla ASA (Consumer Staples, Food Products)	24,734	236,889

		768,631

Portugal: 0.09%
Jeronimo Martins SA (Consumer Staples, Food & Staples Retailing)	10,513	180,081

Singapore: 0.76%
Ascendas REIT (Real Estate, Equity REITs)	86,700	191,999
DBS Group Holdings Limited (Financials, Banks)	25,400	477,262
Mapletree Logistics Trust (Real Estate, Equity REITs)	226,400	332,556
Oversea-Chinese Banking Corporation Limited (Financials, Banks)	38,200	287,109
Wilmar International Limited (Consumer Staples, Food Products)	58,700	184,265

		1,473,191

Spain: 2.70%
Actividades de Construccion y Servicios SA (Industrials, Construction & Engineering)	8,419	266,029
Amadeus IT Holding SA Class A (Information Technology, IT Services)	5,702	390,822
Banco Bilbao Vizcaya Argentaria SA (Financials, Banks)	74,996	351,574
Banco Santander Central Hispano SA (Financials, Banks) †	210,912	608,210
Cellnex Telecom SA (Communication Services, Diversified Telecommunication Services) 144A	4,699	296,403
Enagás SA (Utilities, Gas Utilities)	9,210	224,337
Endesa SA (Utilities, Electric Utilities)	8,991	257,076
Ferrovial SA (Industrials, Construction & Engineering)	6,839	190,242
Grifols SA (Health Care, Biotechnology)	7,179	203,383
Iberdrola SA (Utilities, Electric Utilities)	63,575	867,937
Industria de Diseno Textil SA (Consumer Discretionary, Specialty Retail)	16,669	553,759
Red Eléctrica de Espana SA (Utilities, Electric Utilities)	12,299	251,385
Repsol SA (Energy, Oil, Gas & Consumable Fuels)	26,915	258,707
Telefonica SA (Communication Services, Diversified Telecommunication Services)	111,606	486,854

		5,206,718

Sweden: 2.84%
Alfa Laval AB (Industrials, Machinery) †	7,729	194,917
Assa Abloy AB Class B (Industrials, Building Products)	14,343	341,313
Atlas Copco AB Class A (Industrials, Machinery)	12,410	625,354
Epiroc AB Class A (Industrials, Machinery)	15,786	262,275
Ericsson LM Class B (Information Technology, Communications Equipment)	37,788	461,947
Essity Aktiebolag AB (Consumer Staples, Household Products)	8,786	278,529
Evolution Gaming Group AB (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	1,516	129,596
Hennes & Mauritz AB Class B (Consumer Discretionary, Specialty Retail)	15,118	320,096
Hexagon AB Class B (Information Technology, Electronic Equipment, Instruments & Components)	3,252	269,885
Sandvik AB (Industrials, Machinery) †	18,543	415,855
Securitas AB Class B (Industrials, Commercial Services & Supplies) †	14,966	246,034
Skandinaviska Enskilda Banken AB Class A (Financials, Banks) †	28,650	302,838
SKF AB Class B (Industrials, Machinery)	12,758	314,157
Svenska Handelsbanken AB Class A (Financials, Banks) †	35,905	364,622
Swedbank AB Class A (Financials, Banks) †	12,422	224,807
Swedish Match AB (Consumer Staples, Tobacco)	3,290	264,983

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined International Developed Markets Portfolio  |  9

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value

Sweden (continued)
Volvo AB Class B (Industrials, Machinery) †	20,576	$467,326

		5,484,534

Switzerland: 9.16%
ABB Limited (Industrials, Electrical Equipment)	22,870	603,240
Adecco SA (Industrials, Professional Services)	5,605	339,476
Alcon Incorporated (Health Care, Health Care Equipment & Supplies) †	6,619	422,305
Compagnie Financiere Richemont SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	6,415	532,824
Credit Suisse Group AG (Financials, Capital Markets)	38,121	481,573
Geberit AG (Industrials, Building Products)	446	268,459
Givaudan SA (Materials, Chemicals)	110	448,352
Julius Baer Group Limited (Financials, Capital Markets)	6,156	355,236
Kuehne & Nagel International AG (Industrials, Marine)	1,147	259,629
LafargeHolcim Limited (Materials, Construction Materials)	11,887	623,422
Logitech International SA (Information Technology, Technology Hardware, Storage & Peripherals)	3,856	341,068
Lonza Group AG (Health Care, Life Sciences Tools & Services)	1,001	627,422
Nestle SA (Consumer Staples, Food Products)	35,958	4,003,555
Novartis AG (Health Care, Pharmaceuticals)	28,456	2,576,149
Roche Holding AG (Health Care, Pharmaceuticals)	9,062	2,982,109
Schindler Holding AG (Industrials, Machinery)	1,075	284,616
Sika AG (Materials, Chemicals)	1,969	502,461
Sonova Holding AG (Health Care, Health Care Equipment & Supplies) †	1,117	276,684
Swiss Life Holding AG (Financials, Insurance)	596	266,142
Swisscom AG (Communication Services, Diversified Telecommunication Services)	614	324,314
UBS Group AG (Financials, Capital Markets)	52,022	737,897
Zurich Insurance Group AG (Financials, Insurance)	1,060	430,299

		17,687,232

United Kingdom: 13.46%
3i Group plc (Financials, Capital Markets)	20,690	295,275
Anglo American plc (Materials, Metals & Mining)	21,240	626,777
Ashtead Group plc (Industrials, Trading Companies & Distributors)	7,400	313,816
Associated British Foods plc (Consumer Staples, Food Products)	11,045	310,690
AstraZeneca plc (Health Care, Pharmaceuticals)	16,049	1,669,937
Aviva plc (Financials, Insurance)	100,613	430,833
BAE Systems plc (Industrials, Aerospace & Defense)	54,313	364,933
Barclays plc (Financials, Banks) †	220,644	395,810
BHP Group plc (Materials, Metals & Mining)	29,535	668,817
BP plc (Energy, Oil, Gas & Consumable Fuels)	263,982	871,549
British American Tobacco plc (Consumer Staples, Tobacco)	30,986	1,090,351
BT Group plc (Communication Services, Diversified Telecommunication Services)	130,221	202,770
Bunzl plc (Industrials, Trading Companies & Distributors)	11,317	355,909
Compass Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	28,838	509,017
Diageo plc (Consumer Staples, Beverages)	27,749	1,065,415
Experian Group Limited plc (Industrials, Professional Services)	10,943	386,016
Ferguson plc (Industrials, Trading Companies & Distributors)	3,645	409,350
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	65,653	1,199,097
Glencore plc (Materials, Metals & Mining) †	128,323	362,420
GVC Holdings plc (Consumer Discretionary, Hotels, Restaurants & Leisure) †	14,662	202,406
Hikma Pharmaceuticals plc (Health Care, Pharmaceuticals)	6,536	227,247
HSBC Holdings plc (Financials, Banks) †	240,963	1,247,214
Imperial Brands plc (Consumer Staples, Tobacco)	17,949	325,670
Intertek Group plc (Industrials, Professional Services)	2,395	176,312
Kingfisher plc (Consumer Discretionary, Specialty Retail) †	57,350	209,184
Legal & General Group plc (Financials, Insurance)	103,988	350,322
Lloyds Banking Group plc (Financials, Banks) †	841,877	399,781
London Stock Exchange Group plc (Financials, Capital Markets)	3,613	390,439

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Disciplined International Developed Markets Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

			Shares	Value

United Kingdom (continued)
National Grid plc (Utilities, Multi-Utilities)			49,033	$554,585
Ocado Group plc (Consumer Discretionary, Internet & Direct Marketing Retail) †			5,747	169,092
Persimmon plc (Consumer Discretionary, Household Durables)			7,390	261,669
Prudential plc (Financials, Insurance)			34,527	538,317
Reckitt Benckiser Group plc (Consumer Staples, Household Products)			10,649	934,712
RELX plc (Industrials, Professional Services)			27,296	635,909
Rentokil Initial plc (Industrials, Commercial Services & Supplies) †			39,107	259,270
Rio Tinto plc (Materials, Metals & Mining)			15,505	999,212
Rolls-Royce Holdings plc (Industrials, Aerospace & Defense) †			133,041	187,473
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)			60,273	1,021,447
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)			43,124	709,551
Segro plc (Real Estate, Equity REITs)			22,132	269,088
Smith & Nephew plc (Health Care, Health Care Equipment & Supplies)			13,091	253,232
Smiths Group plc (Industrials, Industrial Conglomerates)			11,955	232,533
Standard Chartered plc (Financials, Banks) †			50,653	305,362
Tesco plc (Consumer Staples, Food & Staples Retailing)			137,479	416,046
The Berkeley Group Holdings plc (Consumer Discretionary, Household Durables)			4,788	295,156
Unilever plc (Consumer Staples, Personal Products)			14,995	913,770
Unilever plc (Consumer Staples, Personal Products)			18,523	1,122,877
Vodafone Group plc (Communication Services, Wireless Telecommunication Services)			289,111	476,698
WPP plc (Communication Services, Media)			41,010	396,704

				26,010,060

Total Common Stocks (Cost $162,012,175)				186,737,169

Exchange-Traded Funds: 1.72%

United States: 1.72%
iShares MSCI EAFE ETF			47,326	3,319,919

Total Exchange-Traded Funds (Cost $3,115,034)				3,319,919

	Dividend yield
Preferred Stocks: 0.33%

Germany: 0.33%
Sartorius AG Vorzug (Health Care, Health Care Equipment & Supplies)	0.10%		430	195,938
Volkswagen AG (Consumer Discretionary, Automobiles)	3.11		2,667	449,650

Total Preferred Stocks (Cost $603,022)				645,588

		Expiration date
Rights: 0.00%

Singapore: 0.00%
Ascendas REIT (Real Estate, Equity REITs) †(a)		1-15-2021	3,208	24

Total Rights (Cost $0)				24

Warrants: 0.00%

Switzerland: 0.00%
Cie Financiere Richemont SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods) †		11-22-2023	12,830	2,541

Total Warrants (Cost $0)				2,541

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined International Developed Markets Portfolio  |  11

Portfolio of investments—November 30, 2020 (unaudited)

	Yield	Shares	Value
Short-Term Investments: 1.75%

Investment Companies: 1.75%
Securities Lending Cash Investments LLC (l)(r)(u)	0.12%	2,440,520	$2,440,520
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.02	934,398	934,398

Total Short-Term Investments (Cost $3,374,918)			3,374,918

Total investments in securities (Cost $169,105,149)	100.49%	194,080,159

Other assets and liabilities, net	(0.49)	(952,599)

Total net assets	100.00%	$193,127,560

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
«	All or a portion of this security is on loan.
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt
REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

MSCI EAFE Index	10	12-18-2020	$1,035,272	$1,016,500	$0	$(18,772)

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Values, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	$0	$3,863,055	$(1,422,535)	$0	$0	$2,440,520		2,440,520	$4,090	#
Wells Fargo Government Money Market Fund Select Class	11,162,407	20,601,215	(30,829,224)	0	0	934,398		934,398	1,062

				$0	$0	$3,374,918	1.75%		$5,152

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Disciplined International Developed Markets Portfolio

Statement of assets and liabilities—November 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities (including $2,323,139 of securities loaned), at value (cost $165,730,231)	$190,705,241
Investments in affiliated securities, at value (cost $3,374,918)	3,374,918
Segregated cash for futures contracts	151,236
Cash	245,948
Foreign currency, at value (cost $242,703)	242,260
Receivable for investments sold	76,383
Receivable for dividends	862,142
Receivable for securities lending income, net	491
Prepaid expenses and other assets	2,047

Total assets	195,660,666

Liabilities
Payable upon receipt of securities loaned	2,440,520
Payable for daily variation margin on open futures contracts	25,350
Adivisory fee payable	39,145
Accrued expenses and other liabilities	28,091

Total liabilities	2,533,106

Total net assets	$193,127,560

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined International Developed Markets Portfolio  |  13

Statement of operations—six months ended November 30, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $156,321)	$1,913,568
Income from affiliated securities	4,772

Total investment income	1,918,340

Expenses
Advisory fee	334,883
Custody and accounting fees	60,905
Professional fees	26,588
Shareholder report expenses	6,893
Trustees’ fees and expenses	9,721
Other fees and expenses	14,703

Net expenses	453,693

Net investment income	1,464,647

Realized and unrealized gains (losses) on investments
Net realized gains on investments	34,896,570

Net change in unrealized gains (losses) on
Unaffiliated securities	(704,398)
Futures contracts	(18,772)

Net change in unrealized gains (losses) on investments	(723,170)

Net realized and unrealized gains (losses) on investments	34,173,400

Net increase in net assets resulting from operations	$35,638,047

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Disciplined International Developed Markets Portfolio

Statement of changes in net assets

	Six months ended November 30, 2020 (unaudited)	Year ended May 31, 2020

Operations
Net investment income	$1,464,647	$667,781
Net realized gains on investments	34,896,570	248,078
Net change in unrealized gains (losses) on investments	(723,170)	7,261,481

Net increase in net assets resulting from operations	35,638,047	8,177,340

Capital transactions
Transactions in investors’ beneficial interests
Contributions	1,597,333	15,390,712
Withdrawals	(23,258,040)	(53,515,149)

Net decrease in net assets resulting from capital transactions	(21,660,707)	(38,124,437)

Total increase (decrease) in net assets	13,977,340	(29,947,097)

Net assets
Beginning of period	179,150,220	209,097,317

End of period	$193,127,560	$179,150,220

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined International Developed Markets Portfolio  |  15

Financial highlights

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
		2020	2019	2018	2017	2016
Total return[1]	20.84%	1.76%	(0.14)%	9.46%	10.31%	(12.40)%
Ratios to average net assets (annualized)
Gross expenses	0.48%	0.91%	0.89%	1.10%	0.98%	0.99%
Net expenses	0.48%	0.91%	0.89%	1.06%	0.98%	0.99%
Net investment income	1.56%	0.34%	1.24%	0.70%	1.25%	1.16%
Supplemental data
Portfolio turnover rate	115%	53%	100%	71%	121%	62%

[1]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Disciplined International Developed Markets Portfolio

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Disciplined International Developed Markets Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolio are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On November 30, 2020, such fair value pricing was not used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities

Wells Fargo Disciplined International Developed Markets Portfolio  |  17

Notes to financial statements (unaudited)

resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Portfolio may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Portfolio has no rights against the issuer of the underlying foreign security and participation notes expose the Portfolio to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Futures contracts

Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.

18  |  Wells Fargo Disciplined International Developed Markets Portfolio

Notes to financial statements (unaudited)

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2020, the aggregate cost of all investments for federal income tax purposes was $169,100,279 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$27,363,974

Gross unrealized losses	(2,402,866)

Net unrealized gains	$24,961,108

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Disciplined International Developed Markets Portfolio  |  19

Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of November 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Australia	$12,929,231	$0	$0	$12,929,231

Austria	194,363	0	0	194,363

Belgium	2,062,472	0	0	2,062,472

Denmark	4,723,417	0	0	4,723,417

Finland	2,278,363	0	0	2,278,363

France	20,689,960	0	0	20,689,960

Germany	16,345,278	0	0	16,345,278

Hong Kong	5,938,696	0	0	5,938,696

Ireland	1,421,357	0	0	1,421,357

Israel	1,142,840	0	0	1,142,840

Italy	3,786,961	0	0	3,786,961

Japan	48,256,121	0	0	48,256,121

Luxembourg	285,878	0	0	285,878

Netherlands	9,411,860	0	0	9,411,860

New Zealand	459,925	0	0	459,925

Norway	768,631	0	0	768,631

Portugal	180,081	0	0	180,081

Singapore	1,473,191	0	0	1,473,191

Spain	5,206,718	0	0	5,206,718

Sweden	5,484,534	0	0	5,484,534

Switzerland	17,687,232	0	0	17,687,232

United Kingdom	26,010,060	0	0	26,010,060

Exchange–traded fund

United States	3,319,919	0	0	3,319,919

Preferred stocks

Germany	645,588	0	0	645,588

Rights

Singapore	0	24	0	24

Warrants

Switzerland	0	2,541	0	2,541

Short-term investments

Investment companies	3,374,918	0	0	3,374,918

Total assets	$194,077,594	$2,565	$0	$194,080,159

Liabilities

Futures contracts	$18,772	$0	$0	$18,772

Total liabilities	$18,772	$0	$0	$18,772

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the six months ended November 30, 2020, the Portfolio did not have any transfers into/out of Level 3.

20  |  Wells Fargo Disciplined International Developed Markets Portfolio

Notes to financial statements (unaudited)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $1 billion	0.250%

Next $4 billion	0.225

Over $5 billion	0.200

Prior to July 7, 2020, the advisory fee rate was as follows:

Average daily net assets	Advisory fee

First $500 million	0.800%

Next $500 million	0.750

Next $1 billion	0.700

Next $2 billion	0.675

Over $4 billion	0.650

For the six months ended November 30, 2020, the advisory fee was equivalent to an annual rate of 0.36% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.15% as the average daily net assets of the Portfolio increase. Prior to July 7, 2020, Artisan Partners Limited Partnership, which is not an affiliate of Funds Management, was the subadviser to the Portfolio and received a fee from Funds Management which started at 0.80% and declined to 0.50% as the average daily net assets of the Portfolio increased.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2020 were $208,767,336 and $218,781,410, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

Wells Fargo Disciplined International Developed Markets Portfolio  |  21

Notes to financial statements (unaudited)

In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of November 30, 2020, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

BMO Capital Markets Corp.	$102,110	$(102,110)	$0

Citigroup Global Markets Inc.	2,221,029	(2,221,029)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. DERIVATIVE TRANSACTIONS

During the six months ended November 30, 2020, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $33,943 in long futures contracts during the six months ended November 30, 2020.

The cumulative unrealized gains (losses) reported in the table following the Portfolio of Investments represents the fair value of futures contracts at the end of the period. Only the current day’s variation margin as of November 30, 2020 is reported separately on the Statement of Assets and Liabilities.

8. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2020, there were no borrowings by the Portfolio under the agreement.

9. CONCENTRATION RISKS

Concentration risks may result from significant investments in one or more country or geographic region. As of the end of the period, the Portfolio concentrated its portfolio in investments in Europe and Japan. A fund that invests a substantial portion of its assets in any country or geographic region will be more vulnerable than a fund that invests its assets more broadly to the economic, financial, political or other developments affecting that country or region. Such developments may have a significant impact on the Portfolio’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified portfolio.

10. INDEMNIFICATION

Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio ’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

22  |  Wells Fargo Disciplined International Developed Markets Portfolio

Notes to financial statements (unaudited)

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Disciplined International Developed Markets Portfolio  |  23

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

24  |  Wells Fargo Disciplined International Developed Markets Portfolio

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Disciplined International Developed Markets Portfolio  |  25

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

26  |  Wells Fargo Disciplined International Developed Markets Portfolio

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

[1]	Jeremy DePalma acts as Treasurer of 77 funds in the Fund Complex.

Wells Fargo Disciplined International Developed Markets Portfolio  |  27

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Portfolio’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2021 Wells Fargo & Company. All rights reserved.

Semi-Annual Report

November 30, 2020

Wells Fargo

Large Company Value Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Large Company Value Portfolio  |  1

Fund information (unaudited)

Investment objective

The Portfolio seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Dennis Bein, CFA®‡

Ryan Brown, CFA®‡

Harindra de Silva, Ph.D., CFA®‡

Ten largest holdings (%) as of November 30, 2020[1]

Johnson & Johnson	3.56

Merck & Company Incorporated	2.80

JPMorgan Chase & Company	2.63

Costco Wholesale Corporation	2.63

Exxon Mobil Corporation	2.53

Verizon Communications Incorporated	2.48

Alphabet Incorporated Class C	2.31

US Bancorp	2.19

The Estee Lauder Companies Incorporated Class A	2.16

Berkshire Hathaway Incorporated Class B	1.94

Sector allocation as of November 30, 2020[2]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Figures represent the percentage of the Portfolio’s net assets. Holdings are subject to change and may have changed since the date specified.

[2]	Figures represent the percentage of the Portfolio’s long-term investments. These amounts are subject to change and may have changed since the date specified.

2  |  Wells Fargo Large Company Value Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 97.64%

Communication Services: 9.97%

Diversified Telecommunication Services: 3.39%
AT&T Incorporated	75,626	$2,174,248
Verizon Communications Incorporated	98,429	5,946,096

		8,120,344

Interactive Media & Services: 4.67%
Alphabet Incorporated Class A †	2,134	3,743,890
Alphabet Incorporated Class C †	3,142	5,532,245
Facebook Incorporated Class A †	6,925	1,918,017

		11,194,152

Media: 1.91%
Charter Communications Incorporated Class A †	3,305	2,154,827
Comcast Corporation Class A	48,063	2,414,685

		4,569,512

Consumer Discretionary: 7.98%

Auto Components: 0.62%
Adient plc †	47,278	1,479,329

Automobiles: 1.15%
Tesla Incorporated †	4,850	2,752,860

Hotels, Restaurants & Leisure: 0.31%
Aramark	671	23,485
McDonald’s Corporation	272	59,144
Royal Caribbean Cruises Limited	330	26,007
Texas Roadhouse Incorporated	8,378	635,052

		743,688

Household Durables: 1.94%
Garmin Limited	38,945	4,547,218
Lennar Corporation Class B	1,769	107,378

		4,654,596

Multiline Retail: 0.57%
Target Corporation	7,662	1,375,559

Specialty Retail: 1.73%
Rent-A-Center Incorporated	93,757	3,170,862
The Home Depot Incorporated	528	146,472
The TJX Companies Incorporated	13,072	830,203

		4,147,537

Textiles, Apparel & Luxury Goods: 1.66%
lululemon athletica Incorporated †	10,743	3,977,273

Consumer Staples: 9.84%

Beverages: 1.43%
PepsiCo Incorporated	23,712	3,419,982

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Portfolio  |  3

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Food & Staples Retailing: 4.02%
Costco Wholesale Corporation	16,096	$6,305,930
Performance Food Group Company †	6,885	298,671
Walmart Incorporated	19,876	3,036,854

		9,641,455

Food Products: 1.82%
Hormel Foods Corporation	11,386	537,191
Mondelez International Incorporated Class A	18,329	1,053,001
Tyson Foods Incorporated Class A	42,533	2,773,152

		4,363,344

Household Products: 0.40%
The Procter & Gamble Company	6,913	960,008

Personal Products: 2.17%
The Estee Lauder Companies Incorporated Class A	21,136	5,185,084

Energy: 4.37%

Energy Equipment & Services: 0.05%
Halliburton Company	2,836	47,049
Schlumberger Limited	3,685	76,611

		123,660

Oil, Gas & Consumable Fuels: 4.32%
Antero Midstream Corporation	319,006	2,150,100
Chevron Corporation	22,096	1,926,329
ConocoPhillips	950	37,582
Exxon Mobil Corporation	159,063	6,065,072
ONEOK Incorporated	876	31,422
Phillips 66	2,249	136,244

		10,346,749

Financials: 16.25%

Banks: 7.13%
Bank of America Corporation	110,428	3,109,652
Citigroup Incorporated	22,092	1,216,606
First Financial Bankshares Incorporated	35,929	1,200,747
JPMorgan Chase & Company	53,524	6,309,409
US Bancorp	121,574	5,253,213

		17,089,627

Capital Markets: 1.62%
Bank of New York Mellon Corporation	6,071	237,498
Morgan Stanley	34,467	2,131,095
Morningstar Incorporated	5,705	1,141,571
S&P Global Incorporated	1,081	380,274

		3,890,438

Consumer Finance: 0.88%
Ally Financial Incorporated	41,983	1,244,796
Capital One Financial Corporation	10,051	860,768

		2,105,564

The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Large Company Value Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Diversified Financial Services: 3.14%
Berkshire Hathaway Incorporated Class B †	20,316	$4,650,536
Cannae Holdings Incorporated †	72,811	2,870,210

		7,520,746

Insurance: 1.84%
Assured Guaranty Limited	11,588	349,146
Athene Holding Limited Class A †	63,023	2,795,070
Erie Indemnity Company Class A	118	26,622
Lincoln National Corporation	26,313	1,242,500

		4,413,338

Mortgage REITs: 0.21%
Arbor Realty Trust Incorporated	37,740	502,697

Thrifts & Mortgage Finance: 1.43%
Essent Group Limited	5,311	232,940
Mr. Cooper Group Incorporated †	5,765	153,695
PennyMac Financial Services Incorporated	52,688	3,036,936

		3,423,571

Health Care: 16.29%

Biotechnology: 2.25%
Denali Therapeutics Incorporated †	22,540	1,374,264
Exact Sciences Corporation †	17,437	2,110,923
Halozyme Therapeutics Incorporated †	48,690	1,903,779

		5,388,966

Health Care Equipment & Supplies: 1.94%
Align Technology Incorporated †	8,244	3,967,755
IDEXX Laboratories Incorporated †	1,499	691,009

		4,658,764

Health Care Providers & Services: 2.25%
CVS Health Corporation	64,254	4,355,779
Humana Incorporated	1,446	579,152
UnitedHealth Group Incorporated	1,384	465,495

		5,400,426

Life Sciences Tools & Services: 3.49%
Agilent Technologies Incorporated	33,211	3,882,366
Bruker Corporation	10,609	536,921
Thermo Fisher Scientific Incorporated	8,458	3,932,801

		8,352,088

Pharmaceuticals: 6.36%
Johnson & Johnson	58,945	8,528,163
Merck & Company Incorporated	83,418	6,705,973

		15,234,136

Industrials: 13.00%

Aerospace & Defense: 0.50%
Raytheon Technologies Corporation	16,679	1,196,218

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Portfolio  |  5

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
Air Freight & Logistics: 0.71%
FedEx Corporation	4,132	$1,184,149
XPO Logistics Incorporated †	4,835	515,798

		1,699,947

Building Products: 1.87%
Johnson Controls International plc	97,402	4,484,388

Commercial Services & Supplies: 2.04%
Cintas Corporation	10,521	3,738,111
McGrath RentCorp	18,112	1,152,648

		4,890,759

Construction & Engineering: 1.37%
WillScot Mobile Mini Holdings Corporation †	152,705	3,284,685

Electrical Equipment: 0.04%
Eaton Corporation plc	364	44,084
Emerson Electric Company	527	40,484

		84,568

Machinery: 1.50%
Donaldson Company Incorporated	31,837	1,695,002
Evoqua Water Technologies Company †	69,036	1,801,149
Illinois Tool Works Incorporated	171	36,096
Parker-Hannifin Corporation	246	65,746

		3,597,993

Professional Services: 2.98%
CoStar Group Incorporated †	5,036	4,585,631
IHS Markit Limited	25,688	2,554,928

		7,140,559

Road & Rail: 0.51%
Knight-Swift Transportation Holdings Incorporated	11,333	467,940
Uber Technologies Incorporated †	15,067	748,227

		1,216,167

Trading Companies & Distributors: 1.48%
Air Lease Corporation	70,211	2,567,616
Fastenal Company	19,796	978,912

		3,546,528

Information Technology: 9.74%

Communications Equipment: 1.26%
Arista Networks Incorporated †	4,886	1,322,640
Cisco Systems Incorporated	39,223	1,687,373

		3,010,013

Electronic Equipment, Instruments & Components: 1.61%
Amphenol Corporation Class A	29,355	3,839,928
Corning Incorporated	833	31,171

		3,871,099

The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Large Company Value Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Shares	Value
IT Services: 1.77%
Accenture plc Class A	111	$27,649
International Business Machines Corporation	3,060	377,971
MasterCard Incorporated Class A	297	99,943
PayPal Holdings Incorporated †	133	28,478
Square Incorporated Class A †	16,198	3,417,130
StoneCo Limited Class A †	3,840	281,165

		4,232,336

Semiconductors & Semiconductor Equipment: 3.25%
Advanced Micro Devices Incorporated †	12,367	1,145,926
Applied Materials Incorporated	398	32,827
Broadcom Incorporated	137	55,016
Monolithic Power Systems Incorporated	9,768	3,125,369
NVIDIA Corporation	6,377	3,418,455

		7,777,593

Software: 0.59%
Cloudera Incorporated †	118,957	1,389,418
Microsoft Corporation	124	26,545

		1,415,963

Technology Hardware, Storage & Peripherals: 1.26%
Apple Incorporated	23,540	2,802,437
Hewlett Packard Enterprise Company	20,739	228,959

		3,031,396

Materials: 2.82%

Chemicals: 1.06%
Linde plc	5,571	1,428,516
LyondellBasell Industries NV Class A	466	39,657
The Sherwin-Williams Company	1,429	1,068,363

		2,536,536

Metals & Mining: 1.76%
Alcoa Corporation †	6,510	129,549
Freeport-McMoRan Incorporated	154,549	3,614,901
Newmont Corporation	8,039	472,854

		4,217,304

Real Estate: 3.89%

Equity REITs: 1.79%
AvalonBay Communities Incorporated	1,540	256,549
Equinix Incorporated	377	263,067
Equity Residential	4,020	232,838
Essential Properties Realty Trust Incorporated	28,452	584,404
Invitation Homes Incorporated	12,959	370,368
Regency Centers Corporation	797	36,327
Spirit Realty Capital Incorporated REIT	23,475	864,819
Ventas Incorporated	870	41,682
VEREIT Incorporated	221,291	1,568,953
Vornado Realty Trust	779	30,311
Welltower Incorporated	765	48,180

		4,297,498

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Portfolio  |  7

Portfolio of investments—November 30, 2020 (unaudited)

		Shares	Value
Real Estate Management & Development: 2.10%
CBRE Group Incorporated Class A †		65,535	$4,006,810
Jones Lang LaSalle Incorporated		7,730	1,022,602

			5,029,412

Utilities: 3.49%

Electric Utilities: 1.74%
Avangrid Incorporated		620	28,855
Exelon Corporation		100,908	4,144,292

			4,173,147

Multi-Utilities: 1.75%
DTE Energy Company		23,359	2,938,796
MDU Resources Group Incorporated		50,588	1,261,663

			4,200,459

Total Common Stocks (Cost $205,892,690)			233,970,061

	Yield
Short-Term Investments: 1.88%

Investment Companies: 1.88%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.02%	4,503,977	4,503,977

Total Short-Term Investments (Cost $4,503,977)			4,503,977

Total investments in securities (Cost $210,396,667)	99.52%	238,474,038

Other assets and liabilities, net	0.48	1,152,802

Total net assets	100.00%	$239,626,840

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

E-Mini S&P 500 Index	30	12-18-2020	$5,422,564	$5,434,800	$12,236	$0

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Large Company Value Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	$0	$5,987,175	($5,987,175)	$0	$0	$0		0	$210	#
Wells Fargo Government Money Market Fund Select Class	3,557,730	32,879,937	(31,933,690)	0	0	4,503,977		4,503,977	1,189

				$0	$0	$4,503,977	1.88%		$1,399

*	No longer held at the end of the period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Portfolio  |  9

Statement of assets and liabilities—November 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $205,892,690)	$233,970,061
Investments in affiliated securities, at value (cost $4,503,977)	4,503,977
Segregated cash for futures contracts	810,000
Receivable for dividends	413,705
Prepaid expenses and other assets	33,441

Total assets	239,731,184

Liabilities
Payable for daily variation margin on open futures contracts	19,950
Advisory fee payable	67,735
Professional fees payable	16,659

Total liabilities	104,344

Total net assets	$239,626,840

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Large Company Value Portfolio

Statement of operations—six months ended November 30, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $3,216)	$2,313,934
Income from affiliated securities	1,906

Total investment income	2,315,840

Expenses
Advisory fee	403,794
Custody and accounting fees	9,342
Professional fees	24,076
Shareholder report expenses	5,397
Trustees’ fees and expenses	9,686
Other fees and expenses	6,409

Total expenses	458,704
Less: Fee waivers and/or expense reimbursements	(62)

Net expenses	458,642

Net investment income	1,857,198

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	38,723,528
Futures contracts	1,456,964

Net realized gains on investments	40,180,492

Net change in unrealized gains (losses) on
Unaffiliated securities	3,479,253
Futures contracts	(589,284)

Net change in unrealized gains (losses) on investments	2,889,969

Net realized and unrealized gains (losses) on investments	43,070,461

Net increase in net assets resulting from operations	$44,927,659

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Portfolio  |  11

Statement of changes in net assets

	Six months ended November 30, 2020 (unaudited)	Year ended May 31, 2020

Operations
Net investment income	$1,857,198	$4,894,535
Net realized gains (losses) on investments	40,180,492	(22,941,374)
Net change in unrealized gains (losses) on investments	2,889,969	23,826,266

Net increase in net assets resulting from operations	44,927,659	5,779,427

Capital transactions
Transactions in investors’ beneficial interests
Contributions	2,406,603	18,442,858
Withdrawals	(30,156,004)	(50,929,441)

Net decrease in net assets resulting from capital transactions	(27,749,401)	(32,486,583)

Total increase (decrease) in net assets	17,178,258	(26,707,156)

Net assets
Beginning of period	222,448,582	249,155,738

End of period	$239,626,840	$222,448,582

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Large Company Value Portfolio

Financial highlights

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
		2020	2019	2018	2017	2016
Total return[1]	21.27%	(0.09)%	(0.94)%	9.80%	13.22%	(3.92)%
Ratios to average net assets (annualized)
Gross expenses	0.40%	0.39%	0.39%	0.49%	0.68%	0.76%
Net expenses	0.40%	0.39%	0.39%	0.42%	0.66%	0.74%
Net investment income	1.61%	2.05%	2.29%	1.56%	1.45%	1.54%
Supplemental data
Portfolio turnover rate	220%	335%	246%	244%	203%	50%

[1]	Returns for periods of less than one year are not annualized

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Portfolio  |  13

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Large Company Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Futures contracts

Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held

14  |  Wells Fargo Large Company Value Portfolio

Notes to financial statements (unaudited)

by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2020, the aggregate cost of all investments for federal income tax purposes was $210,998,187 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$28,822,999

Gross unrealized losses	(1,334,912)

Net unrealized gains	$27,488,087

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Large Company Value Portfolio  |  15

Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of November 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$23,884,008	$0	$0	$23,884,008

Consumer discretionary	19,130,842	0	0	19,130,842

Consumer staples	23,569,873	0	0	23,569,873

Energy	10,470,409	0	0	10,470,409

Financials	38,945,981	0	0	38,945,981

Health care	39,034,380	0	0	39,034,380

Industrials	31,141,812	0	0	31,141,812

Information technology	23,338,400	0	0	23,338,400

Materials	6,753,840	0	0	6,753,840

Real estate	9,326,910	0	0	9,326,910

Utilities	8,373,606	0	0	8,373,606

Short-term investments

Investment companies	4,503,977	0	0	4,503,977

	238,474,038	0	0	238,474,038

Futures contracts	12,236	0	0	12,236

Total assets	$238,486,274	$0	$0	$238,486,274

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the six months ended November 30, 2020, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $1 billion	0.350%

Next $4 billion	0.325

Over $5 billion	0.300

For the six months ended November, 2020, the advisory fee was equivalent to an annual rate of 0.35% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Portfolio increase.

16  |  Wells Fargo Large Company Value Portfolio

Notes to financial statements (unaudited)

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2020 were $493,973,314 and $518,990,755, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of November 30, 2020, the Portfolio did not have any securities on loan.

7. DERIVATIVE TRANSACTIONS

During the six months ended November 30, 2020, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $3,937,320 in long futures contracts during the six months ended November 30, 2020.

The cumulative unrealized gains (losses) reported in the table following the Portfolio of Investments represents the fair value of futures contracts at the end of the period. Only the current day’s variation margin as of November 30, 2020 is reported separately on the Statement of Assets and Liabilities.

8. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2020, there were no borrowings by the Portfolio under the agreement.

9. INDEMNIFICATION

Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

Wells Fargo Large Company Value Portfolio  |  17

Notes to financial statements (unaudited)

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

18  |  Wells Fargo Large Company Value Portfolio

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Large Company Value Portfolio  |  19

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

20  |  Wells Fargo Large Company Value Portfolio

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. from January 2018 to July 2019 Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Large Company Value Portfolio  |  21

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 67 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 67 funds in the Fund Complex.

22  |  Wells Fargo Large Company Value Portfolio

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Portfolio’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2021 Wells Fargo & Company. All rights reserved.

Semi-Annual Report

November 30, 2020

Wells Fargo

Managed Fixed Income Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Managed Fixed Income Portfolio  |  1

Fund information (unaudited)

Investment objective

The Portfolio seeks consistent fixed-income returns.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Galliard Capital Management, Inc.

Portfolio managers

Andrea Johnson, CFA®‡

Brandon Kanz, CFA®‡

Ten largest holdings (%) as of November 30, 2020[1]

FNMA, 4.50%, 1-1-2051	3.08

FNMA, 4.00%, 8-1-2051	2.68

U.S. Treasury Bond, 2.38%, 11-15-2049	2.58

FNMA, 2.00%, 1-14-2051	2.18

FNMA, 3.97%, 6-1-2025	1.64

U.S. Treasury Bond, 1.13%, 8-15-2040	1.38

FHLMC Series 2018-3 Class MA, 3.50%, 8-25-2057	1.22

U.S. Treasury Bond, 1.25%, 5-15-2050	1.12

WFRBS Commercial Mortgage Trust Series 2013-C17 Class A4, 4.02%, 12-15-2046	1.02

SBA Series 2018-10B Class 1, 3.55%, 9-10-2028	1.00

Portfolio allocation as of November 30, 2020[2]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Figures represent the percentage of the Portfolio’s net assets. Holdings are subject to change and may have changed since the date specified.

[2]	Figures represent the percentage of the Portfolio’s long-term investments. These amounts are subject to change and may have changed since the date specified.

2  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency Securities: 29.33%
FHLMC	3.50%	8-1-2049	$597,964	$630,061
FHLMC	3.00	7-1-2046	468,108	504,447
FHLMC	3.00	7-1-2046	597,480	640,945
FHLMC	3.00	11-1-2049	2,378,645	2,528,458
FHLMC	3.50	4-1-2043	717,857	776,659
FHLMC	3.50	5-1-2044	373,004	407,317
FHLMC	3.50	6-1-2046	294,827	318,504
FHLMC	3.50	2-1-2047	1,805,311	1,962,120
FHLMC	3.50	4-1-2047	315,817	344,726
FHLMC	3.50	12-1-2047	1,264,176	1,377,323
FHLMC	3.50	3-1-2048	1,485,638	1,599,811
FHLMC	4.00	4-1-2044	473,755	529,083
FHLMC	4.00	8-1-2044	283,634	312,479
FHLMC	4.00	6-1-2048	1,691,534	1,852,294
FHLMC	4.50	8-1-2048	2,054,794	2,232,238
FHLMC	4.50	11-1-2048	2,193,497	2,407,423
FHLMC	4.50	11-1-2048	4,046,821	4,436,164
FHLMC Series 2018-3 Class MA	3.50	8-25-2057	5,216,799	5,651,498
FHLMC Series 2019-3 Class M55D	4.00	10-25-2058	928,475	1,026,112
FHLMC Structured Pass-Through Securities Series T-20 Class A6	7.49	9-25-2029	14,581	15,473
FHLMC Structured Pass-Through Securities Series T-58 Class 4A	7.50	9-25-2043	622,349	742,354
FNMA	3.00	4-1-2047	1,848,921	1,936,687
FNMA %%	2.00	1-14-2051	9,750,000	10,109,766
FNMA	2.00	11-25-2059	1,340,685	1,369,527
FNMA	2.50	8-1-2031	265,349	279,899
FNMA	2.50	2-1-2035	992,056	1,050,105
FNMA	2.50	2-1-2035	1,346,386	1,416,785
FNMA ±±	2.55	5-1-2023	228,406	235,411
FNMA	2.73	1-1-2023	526,537	549,112
FNMA	2.73	9-1-2023	544,722	571,836
FNMA	3.00	12-1-2032	33,697	35,634
FNMA	3.00	7-1-2046	357,191	384,675
FNMA	3.00	12-1-2049	2,257,101	2,398,442
FNMA	3.00	12-1-2049	1,952,249	2,064,647
FNMA	3.07	2-1-2026	358,750	395,532
FNMA ±±	3.07	9-1-2025	3,032,926	3,279,326
FNMA	3.08	1-1-2026	480,000	528,957
FNMA ±±	3.09	11-1-2022	204,907	210,690
FNMA	3.35	1-1-2028	272,459	309,275
FNMA ±±	3.36	11-1-2026	3,180,605	3,527,299
FNMA ±±	3.39	12-1-2027	1,175,133	1,318,641
FNMA	3.50	10-1-2032	472,821	508,561
FNMA	3.50	11-1-2042	203,115	222,747
FNMA	3.50	11-1-2042	230,249	249,964
FNMA	3.50	2-1-2043	128,284	139,262
FNMA	3.50	11-1-2045	1,078,773	1,171,379
FNMA	3.50	4-1-2046	144,140	156,688
FNMA	3.50	7-1-2046	418,775	455,271
FNMA	3.50	11-1-2046	475,263	512,705
FNMA	3.50	8-1-2047	2,264,911	2,461,126
FNMA	3.62	1-1-2026	1,955,016	2,164,321
FNMA	3.62	1-1-2026	1,645,311	1,821,458
FNMA	3.97	6-1-2025	6,848,015	7,621,805
FNMA	4.00	11-1-2040	217,363	236,904
FNMA	4.00	4-1-2041	292,363	318,643
FNMA	4.00	8-1-2046	319,868	352,657

The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  3

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
FNMA	4.00%	3-1-2049	$1,096,036	$1,193,687
FNMA	4.00	8-1-2051	11,167,187	12,432,864
FNMA	4.00	7-1-2056	440,050	492,214
FNMA	4.50	8-1-2048	1,648,183	1,796,393
FNMA	4.50	1-1-2051	12,773,849	14,327,843
FNMA	4.50	6-1-2056	338,173	386,786
FNMA	4.50	6-1-2056	502,456	574,686
FNMA	4.50	6-1-2056	367,285	420,086
FNMA	5.00	9-1-2033	96,921	111,499
FNMA	5.50	2-1-2036	62,821	68,571
FNMA Series 2002-90 Class A2	6.50	11-25-2042	269,988	315,253
FNMA Series 2002-T4 Class A2	7.00	12-25-2041	106,077	125,103
FNMA Series 2002-W4 Class A4	6.25	5-25-2042	985,338	1,157,577
FNMA Series 2003-W4 Class 3A ±±	5.59	10-25-2042	167,555	195,170
FNMA Series 2004-T2 Class 1A1	6.00	11-25-2043	354,194	413,791
FNMA Series 2004-T3 Class A1	6.00	2-25-2044	550,426	648,378
FNMA Series 2004-W01 Class 2A2	7.00	12-25-2033	91,769	108,773
FNMA Series 2004-W11 Class 1A3	7.00	5-25-2044	569,913	657,127
FNMA Series 2004-W8 Class 3A	7.50	6-25-2044	153,793	184,491
GNMA	6.50	10-15-2023	5,933	6,570
GNMA	6.50	11-15-2023	3,242	3,589
GNMA	6.50	11-15-2023	1,556	1,723
GNMA	6.50	12-15-2023	4,368	4,837
GNMA	6.50	1-15-2024	8,100	8,970
GNMA	7.00	8-15-2027	35,717	40,535
SBA Series 2006-20B Class 1	5.35	2-1-2026	138,002	148,131
SBA Series 2006-20H Class 1	5.70	8-1-2026	66,965	72,358
SBA Series 2007-20J Class 1	5.57	10-1-2027	184,583	198,561
SBA Series 2013-20A Class 1	2.13	1-1-2033	224,029	231,374
SBA Series 2013-20J Class 1	3.37	10-1-2033	257,183	277,388
SBA Series 2014-10A Class 1	3.19	3-10-2024	182,754	188,820
SBA Series 2014-10B Class 1	3.02	9-10-2024	267,002	276,920
SBA Series 2014-20A Class 1	3.46	1-1-2034	235,331	255,152
SBA Series 2015-10B Class 1	2.83	9-10-2025	294,125	309,745
SBA Series 2015-20C Class 1	2.72	3-1-2035	316,282	339,213
SBA Series 2015-20E Class 1	2.77	5-1-2035	465,752	500,087
SBA Series 2015-20F Class 1	2.98	6-1-2035	345,194	373,693
SBA Series 2017-10A Class 1	2.85	3-10-2027	425,816	452,628
SBA Series 2017-20F Class 1	2.81	6-1-2037	233,065	247,693
SBA Series 2018-10B Class 1	3.55	9-10-2028	4,350,507	4,645,966
SBA Series 2018-20E Class 1	3.50	5-1-2038	2,014,417	2,212,027
SBA Series 2018-20G Class 1	3.54	7-1-2038	2,525,899	2,775,807
SBA Series 2018-20H Class 1	3.58	8-1-2038	3,475,799	3,828,519
SBA Series 2018-20K Class 1	3.87	11-1-2038	2,278,179	2,543,839

Total Agency Securities (Cost $127,149,593)				136,215,663

Asset-Backed Securities: 1.55%
ECMC Group Student Loan Trust Series 16-1A Class A (1 Month LIBOR +1.35%) 144A±	1.50	7-26-2066	299,414	304,479
ECMC Group Student Loan Trust Series 2018-2A Class A (1 Month LIBOR +0.80%) 144A±	0.95	9-25-2068	2,236,532	2,220,061
Ford Credit Auto Owner Trust Series 2018-2 Class A 144A	3.47	1-15-2030	3,200,000	3,436,533
MMAF Equipment Finance LLC Series 2017-AA Class A5 144A	2.68	7-16-2027	695,000	722,031
South Carolina Student Loan Corporation Series 2014-1 Class B (1 Month LIBOR +1.50%) ±	1.65	8-1-2035	500,000	500,391

Total Asset-Backed Securities (Cost $6,909,779)				7,183,495

The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Corporate Bonds and Notes: 34.40%

Communication Services: 1.56%

Diversified Telecommunication Services: 1.02%
AT&T Incorporated	2.25%	2-1-2032	$460,000	$465,437
AT&T Incorporated	2.75	6-1-2031	535,000	568,338
AT&T Incorporated	4.75	5-15-2046	1,280,000	1,573,476
AT&T Incorporated	5.25	3-1-2037	60,000	77,871
Verizon Communications Incorporated	4.50	8-10-2033	40,000	50,953
Verizon Communications Incorporated	4.81	3-15-2039	1,500,000	1,995,758

				4,731,833

Entertainment: 0.12%
Walt Disney Company	2.65	1-13-2031	540,000	587,552

Media: 0.42%
CCO Holdings LLC 144A	5.75	2-15-2026	425,000	440,559
Comcast Corporation	1.95	1-15-2031	550,000	567,330
Lamar Media Corporation	5.75	2-1-2026	895,000	927,444

				1,935,333

Consumer Discretionary: 3.89%

Auto Components: 0.15%
Allison Transmission Incorporated 144A	4.75	10-1-2027	670,000	708,860

Automobiles: 0.17%
General Motors Company	4.88	10-2-2023	400,000	442,140
Volkswagen Group of America Incorporated 144A	2.85	9-26-2024	300,000	319,971

				762,111

Diversified Consumer Services: 2.83%
Duke University	3.20	10-1-2038	1,175,000	1,269,808
Johns Hopkins University	2.81	1-1-2060	420,000	431,633
Massachusetts Institute of Technology	3.96	7-1-2038	1,780,000	2,177,153
Massachusetts Institute of Technology	4.68	7-1-2114	120,000	174,733
Massachusetts Institute of Technology	7.25	11-2-2096	500,000	987,946
Northwestern University	3.66	12-1-2057	105,000	127,631
Northwestern University	3.69	12-1-2038	1,915,000	2,177,675
President and Fellows of Harvard College	3.62	10-1-2037	275,000	325,545
President and Fellows of Harvard College	4.88	10-15-2040	183,000	257,233
President and Fellows of Harvard College	5.63	10-1-2038	525,000	762,790
Princeton University	5.70	3-1-2039	1,640,000	2,477,716
Service Corporation International	4.63	12-15-2027	166,000	175,960
Service Corporation International	7.50	4-1-2027	345,000	417,450
University of Southern California	3.03	10-1-2039	1,250,000	1,365,569

				13,128,842

Hotels, Restaurants & Leisure: 0.17%
Cedar Fair LP	5.38	6-1-2024	795,000	798,975

Textiles, Apparel & Luxury Goods: 0.57%
HanesBrands Incorporated 144A	4.63	5-15-2024	200,000	210,250
HanesBrands Incorporated 144A	4.88	5-15-2026	1,250,000	1,343,750
The William Carter Company 144A	5.63	3-15-2027	100,000	105,375
Wolverine World Wide Incorporated 144A	5.00	9-1-2026	1,000,000	1,002,500

				2,661,875

The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  5

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Consumer Staples: 0.34%

Beverages: 0.24%
Anheuser-Busch InBev Worldwide Incorporated	4.70%	2-1-2036	$870,000	$1,111,385

Food Products: 0.10%
Ingredion Incorporated	2.90	6-1-2030	320,000	348,661
Kraft Heinz Foods Company	4.63	1-30-2029	120,000	137,626

				486,287

Energy: 4.91%

Energy Equipment & Services: 0.56%
Baker Hughes LLC	3.34	12-15-2027	1,500,000	1,652,595
Halliburton Company	2.92	3-1-2030	820,000	839,545
Halliburton Company	3.80	11-15-2025	92,000	101,731

				2,593,871

Oil, Gas & Consumable Fuels: 4.35%
Antero Resources Corporation	5.00	3-1-2025	1,360,000	1,081,200
Cimarex Energy Company	3.90	5-15-2027	500,000	547,310
Enable Midstream Partners	4.95	5-15-2028	790,000	777,915
EnLink Midstream Partners LP	4.85	7-15-2026	805,000	744,625
Enterprise Products Operating LLC	4.15	10-16-2028	260,000	308,044
Florida Gas Transmission Company 144A	4.35	7-15-2025	1,521,000	1,723,813
Gray Oak Pipeline LLC 144A	2.60	10-15-2025	860,000	873,089
Gulfstream Natural Gas System LLC 144A	6.19	11-1-2025	210,000	253,013
Hess Corporation	4.30	4-1-2027	800,000	863,843
HollyFrontier Corporation	4.50	10-1-2030	910,000	918,221
Magellan Midstream Partners LP	5.00	3-1-2026	170,000	201,792
Marathon Oil Corporation	3.85	6-1-2025	1,030,000	1,083,688
Marathon Petroleum Corporation	5.13	12-15-2026	1,500,000	1,756,384
MPLX LP	4.13	3-1-2027	1,500,000	1,691,533
Newfield Exploration Company	5.38	1-1-2026	959,000	1,004,553
Newfield Exploration Company	5.63	7-1-2024	249,000	264,386
NuStar Logistics LP	6.00	6-1-2026	600,000	631,500
Occidental Petroleum Corporation	3.20	8-15-2026	1,070,000	942,349
Range Resources Corporation «	5.00	3-15-2023	763,000	745,833
Southwestern Energy Company	6.45	1-23-2025	180,000	184,050
Transcontinental Gas Pipe Line Company LLC 144A	3.25	5-15-2030	790,000	869,301
Transcontinental Gas Pipe Line Company LLC	7.85	2-1-2026	1,200,000	1,558,209
Western Midstream Operating LP	5.05	2-1-2030	1,100,000	1,174,850

				20,199,501

Financials: 5.25%

Banks: 2.22%
Bank of America Corporation (U.S. SOFR +1.15%) ±	1.32	6-19-2026	790,000	799,400
Bank of America Corporation (U.S. SOFR +1.37%) ±	1.92	10-24-2031	540,000	544,315
Bank of America Corporation (3 Month LIBOR +1.51%) ±	3.71	4-24-2028	1,440,000	1,642,257
Citigroup Incorporated (U.S. SOFR +2.11%) ±	2.57	6-3-2031	370,000	393,788
Citigroup Incorporated	3.40	5-1-2026	1,000,000	1,117,617
Citigroup Incorporated	4.40	6-10-2025	65,000	74,440
JPMorgan Chase & Company (U.S. SOFR +1.89%) ±	2.18	6-1-2028	310,000	325,151
JPMorgan Chase & Company	3.20	6-15-2026	500,000	558,570
JPMorgan Chase & Company (3 Month LIBOR +1.34%) ±	3.78	2-1-2028	1,100,000	1,261,011
JPMorgan Chase & Company (3 Month LIBOR +1.26%) ±	4.20	7-23-2029	600,000	713,004

The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Banks (continued)
JPMorgan Chase & Company (3 Month LIBOR +1.33%) ±	4.45%	12-5-2029	$470,000	$570,080
KeyCorp	2.25	4-6-2027	690,000	732,416
National Capital Commerce Incorporated (3 Month LIBOR +0.98%) ±	1.21	4-1-2027	400,000	380,551
PNC Bank	4.05	7-26-2028	1,000,000	1,182,054

				10,294,654

Capital Markets: 1.34%
Goldman Sachs Capital II (3 Month LIBOR +0.77%) ±	4.00	12-29-2049	6,000	5,745
Goldman Sachs Group Incorporated	3.50	1-23-2025	1,100,000	1,208,278
Goldman Sachs Group Incorporated	3.75	2-25-2026	1,500,000	1,702,444
Goldman Sachs Group Incorporated	4.25	10-21-2025	120,000	137,779
Morgan Stanley	3.88	1-27-2026	1,000,000	1,143,289
Morgan Stanley	3.95	4-23-2027	1,000,000	1,151,734
MSCI Incorporated 144A	5.38	5-15-2027	810,000	867,713

				6,216,982

Consumer Finance: 1.35%
BMW US Capital LLC Company 144A	3.15	4-18-2024	965,000	1,036,454
Capital One Financial Corporation	3.30	10-30-2024	1,500,000	1,633,580
Daimler Finance North America LLC 144A	2.70	6-14-2024	740,000	789,415
Daimler Finance North America LLC 144A	3.35	2-22-2023	1,490,000	1,577,063
Ford Motor Credit Company LLC	5.58	3-18-2024	1,130,000	1,213,338

				6,249,850

Insurance: 0.34%
Minnesota Life Insurance Company 144A	8.25	9-15-2025	650,000	816,870
NLV Financial Corporation 144A	7.50	8-15-2033	565,000	780,965

				1,597,835

Health Care: 4.05%

Biotechnology: 0.33%
Abbvie Incorporation	4.55	3-15-2035	1,200,000	1,527,777

Health Care Equipment & Supplies: 0.36%
Hill-Rom Holdings Incorporated 144A	5.00	2-15-2025	1,065,000	1,096,950
Hologic Incorporated 144A	3.25	2-15-2029	300,000	304,875
Teleflex Incorporated	4.88	6-1-2026	250,000	260,000

				1,661,825

Health Care Providers & Services: 2.61%
Advocate Health Corporation	4.27	8-15-2048	290,000	373,835
BayCare Health System Incorporated	3.83	11-15-2050	145,000	179,315
Cleveland Clinic Foundation	4.86	1-1-2114	894,000	1,258,727
CVS Caremark Corporation	5.05	3-25-2048	130,000	175,637
CVS Health Corporation	1.75	8-21-2030	200,000	199,965
CVS Health Corporation	4.30	3-25-2028	1,300,000	1,528,893
Kaiser Foundation Hospitals	3.27	11-1-2049	480,000	542,266
Mayo Clinic	4.13	11-15-2052	700,000	912,698
MEDNAX Incorporated 144A	5.25	12-1-2023	1,380,000	1,393,772
Memorial Health Services	3.45	11-1-2049	820,000	864,614
Memorial Sloan Kettering Cancer Center	4.20	7-1-2055	575,000	760,885
NYU Hospitals Center	3.38	7-1-2055	690,000	710,006
OhioHealth Corporation	3.04	11-15-2050	320,000	344,441
Southern Baptist Hospital	4.86	7-15-2045	625,000	758,266

The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  7

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services (continued)
Stanford Health Care	3.80%	11-15-2048	$275,000	$343,630
Texas Health Resources	4.33	11-15-2055	750,000	973,711
The New York-Presbyterian Hospital	3.56	8-1-2036	750,000	820,222

				12,140,883

Health Care Technology: 0.10%
IQVIA Incorporated 144A	5.00	10-15-2026	445,000	465,581

Life Sciences Tools & Services: 0.30%
Agilent Technologies Incorporated	2.75	9-15-2029	600,000	654,948
Charles River Laboratories Incorporated 144A	5.50	4-1-2026	700,000	735,000

				1,389,948

Pharmaceuticals: 0.35%
Bayer US Finance LLC 144A	3.38	10-8-2024	240,000	261,377
Bayer US Finance LLC 144A	4.38	12-15-2028	1,170,000	1,373,912

				1,635,289

Industrials: 3.03%

Aerospace & Defense: 1.11%
BAE Systems Holdings Incorporated 144A	3.80	10-7-2024	1,345,000	1,498,033
Hexcel Corporation	3.95	2-15-2027	1,302,000	1,386,064
Moog Incorporated 144A	4.25	12-15-2027	700,000	721,245
Raytheon Technologies Corporation	2.25	7-1-2030	360,000	381,107
The Boeing Company	2.70	2-1-2027	840,000	847,048
The Boeing Company	5.15	5-1-2030	155,000	181,956
The Boeing Company	5.71	5-1-2040	110,000	138,855

				5,154,308

Air Freight & Logistics: 0.07%
Fedex Corporation	3.90	2-1-2035	280,000	337,001

Building Products: 0.16%
Lennox International Incorporated	1.70	8-1-2027	530,000	535,110
Masco Corporation	6.50	8-15-2032	150,000	194,223

				729,333

Commercial Services & Supplies: 0.25%
Clean Harbors Incorporated 144A	4.88	7-15-2027	425,000	450,041
Stericycle Incorporated 144A	5.38	7-15-2024	688,000	715,520

				1,165,561

Construction & Engineering: 0.02%
Valmont Industries Incorporated	5.00	10-1-2044	110,000	123,498

Electrical Equipment: 0.18%
Carrier Global Corporation 144A	2.49	2-15-2027	780,000	831,997

Machinery: 0.44%
Mueller Water Products Incorporated 144A	5.50	6-15-2026	950,000	985,625
Oshkosh Corporation	3.10	3-1-2030	490,000	529,128
Oshkosh Corporation	4.60	5-15-2028	200,000	234,599
Vessel Management Services Incorporated	3.43	8-15-2036	272,000	303,480

				2,052,832

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Professional Services: 0.08%
Relx Capital Incorporated	3.00%	5-22-2030	$70,000	$77,483
Relx Capital Incorporated	4.00	3-18-2029	240,000	284,780

				362,263

Road & Rail: 0.36%
Norfolk Southern Corporation	5.10	12-31-2049	760,000	981,526
Ryder System Incorporated	3.65	3-18-2024	620,000	678,693

				1,660,219

Transportation Infrastructure: 0.36%
Crowley Conro LLC	4.18	8-15-2043	1,374,852	1,656,957

Information Technology: 1.70%

Electronic Equipment, Instruments & Components: 0.22%
Jabil Incorporated	3.95	1-12-2028	900,000	994,144

IT Services: 0.26%
Gartner Incorporated 144A	4.50	7-1-2028	250,000	262,500
Verisign Incorporated	4.75	7-15-2027	900,000	963,225

				1,225,725

Semiconductors & Semiconductor Equipment: 0.77%
KLA Tencor Corporation	4.10	3-15-2029	150,000	180,236
Maxim Integrated Products Incorporated	3.45	6-15-2027	1,550,000	1,748,048
Microchip Technology Incorporated	4.33	6-1-2023	1,500,000	1,623,779

				3,552,063

Software: 0.36%
CDK Global Incorporated	5.88	6-15-2026	185,000	193,325
Fair Isaac Corporation 144A	5.25	5-15-2026	1,330,000	1,489,600

				1,682,925

Technology Hardware, Storage & Peripherals: 0.09%
Hewlett Packard Enterprise Company	4.90	10-15-2025	375,000	435,781

Materials: 3.51%

Chemicals: 2.54%
Albemarle Corporation	4.15	12-1-2024	1,390,000	1,540,269
DuPont de Nemours Incorporated	4.73	11-15-2028	930,000	1,139,193
DuPont de Nemours Incorporated	4.49	11-15-2025	430,000	500,997
FMC Corporation	3.20	10-1-2026	1,120,000	1,241,350
Ingevity Corporation 144A	4.50	2-1-2026	2,015,000	2,050,263
Mosaic Company	4.05	11-15-2027	1,090,000	1,225,864
PPG Industries Incorporated	2.55	6-15-2030	770,000	829,417
Scotts Miracle-Gro Company	5.25	12-15-2026	1,589,000	1,692,285
The Sherwin-Williams Company	2.95	8-15-2029	450,000	498,013
The Sherwin-Williams Company	3.30	2-1-2025	100,000	105,363
Valvoline Incorporated 144A	4.25	2-15-2030	720,000	757,800
W.R. Grace & Company 144A	5.63	10-1-2024	200,000	215,500

				11,796,314

The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  9

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Construction Materials: 0.11%
CRH America Finance Incorporated 144A	3.40%	5-9-2027	$200,000	$221,962
Martin Marietta Material	2.50	3-15-2030	280,000	295,014

				516,976

Containers & Packaging: 0.75%
Graphic Packaging International Company	4.13	8-15-2024	500,000	528,750
Sealed Air Corporation 144A	5.50	9-15-2025	450,000	504,511
Westrock Company	3.00	9-15-2024	1,680,000	1,808,723
WRKCo Incorporated	3.90	6-1-2028	560,000	644,187

				3,486,171

Metals & Mining: 0.11%
Freeport-McMoRan Copper & Gold Incorporated	4.55	11-14-2024	475,000	519,175

Real Estate: 3.19%

Equity REITs: 3.19%
Alexandria Real Estate Equities Incorporated	3.95	1-15-2027	240,000	274,833
Alexandria Real Estate Equities Incorporated	4.30	1-15-2026	1,500,000	1,746,457
Boston Properties LP	2.75	10-1-2026	1,500,000	1,614,167
Boston Properties LP	3.20	1-15-2025	250,000	271,042
Digital Realty Trust LP	4.45	7-15-2028	510,000	611,701
Duke Realty LP	3.25	6-30-2026	1,500,000	1,668,722
Duke Realty LP	4.00	9-15-2028	230,000	270,235
HCP Incorporated	3.50	7-15-2029	560,000	633,134
Healthcare Trust of America Incorporated	3.50	8-1-2026	255,000	287,573
Healthpeak Properties	2.88	1-15-2031	190,000	202,944
Host Hotels & Resorts Incorporated	3.88	4-1-2024	265,000	275,681
Kimco Realty Corporation	3.30	2-1-2025	1,500,000	1,641,693
Mid-America Apartments LP	3.60	6-1-2027	845,000	951,412
Mid-America Apartments LP	4.20	6-15-2028	160,000	187,347
National Retail Properties Incorporated	4.30	10-15-2028	370,000	424,837
Ventas Realty LP	3.50	2-1-2025	150,000	165,362
Ventas Realty LP	3.85	4-1-2027	1,500,000	1,675,673
Vornado Realty Trust	3.50	1-15-2025	750,000	788,113
Welltower Incorporated	3.63	3-15-2024	580,000	630,970
Welltower Incorporated	2.70	2-15-2027	460,000	499,436

				14,821,332

Utilities: 2.97%

Electric Utilities: 2.34%
CenterPoint Energy Incorporated	1.75	10-1-2030	330,000	335,609
Duke Energy Carolinas LLC	6.05	4-15-2038	830,000	1,259,392
Evergy Incorporated	2.25	6-1-2030	350,000	371,961
ITC Holdings Corporation	3.65	6-15-2024	120,000	130,573
MidAmerican Energy Holdings Company	5.80	10-15-2036	900,000	1,319,710
Monongahela Power Company 144A	4.10	4-15-2024	1,660,000	1,797,477
NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	65,000	68,738
Northern States Power Company of Minnesota	5.35	11-1-2039	1,580,000	2,298,470
Public Service Electric & Gas Company	5.70	12-1-2036	590,000	827,909
Rochester Gas & Electric Corporation 144A	3.10	6-1-2027	1,790,000	1,982,704
Southern California Edison Company	6.00	1-15-2034	188,000	259,600
Trans-Allegheny Interstate Line Company 144A	3.85	6-1-2025	200,000	217,881

				10,870,024

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Gas Utilities: 0.37%
AmeriGas Partners LP	5.50%	5-20-2025	$450,000	$495,000
AmeriGas Partners LP	5.88	8-20-2026	500,000	561,875
Boardwalk Pipelines Company	5.95	6-1-2026	550,000	639,407

				1,696,282

Independent Power & Renewable Electricity Producers: 0.08%
AES Corporation	5.13	9-1-2027	335,000	369,137

Multi-Utilities: 0.18%
Black Hills Corporation	4.35	5-1-2033	710,000	850,904

Total Corporate Bonds and Notes (Cost $142,952,945)				159,777,971

Municipal Obligations: 11.39%

California: 1.22%

GO Revenue: 1.11%
Alameda County CA Series A	3.70	8-1-2031	275,000	313,904
Coast Community College District California	2.89	8-1-2035	1,165,000	1,295,026
Los Angeles CA Community College District	1.61	8-1-2028	650,000	666,705
Oxnard CA Union High School District	1.87	8-1-2030	800,000	809,016
San Diego CA Community College District Series B	2.88	8-1-2033	1,935,000	2,083,318

				5,167,969

Tax Revenue: 0.11%
San Jose CA RDA Senior Taxable Refunding Bonds Series A-T	3.38	8-1-2034	455,000	489,134

				5,657,103

Colorado: 0.10%

GO Revenue: 0.10%
Larimer County CO School District	1.52	12-15-2028	485,000	487,352

Delaware: 0.33%

Miscellaneous Revenue: 0.33%
Delaware Bonds Series 2010C	4.45	7-1-2028	1,250,000	1,545,363

Florida: 0.45%

Airport Revenue: 0.17%
Broward County FL Airport System Series C	2.38	10-1-2026	775,000	796,863

Water & Sewer Revenue: 0.28%
Florida Water Pollution Control Financing Corporation Series A	2.60	1-15-2030	1,175,000	1,278,365

				2,075,228

Georgia: 0.13%

GO Revenue: 0.13%
Cherokee County GA School System Build America Bonds	5.87	8-1-2028	500,000	612,250

Hawaii: 0.16%

GO Revenue: 0.16%
Hawaii State Taxable Series FZ	1.60	8-1-2031	770,000	764,795

The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  11

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Idaho: 0.04%

Miscellaneous Revenue: 0.04%
Idaho Building Authority State Office Campus Project Series B	3.28%	9-1-2028	$170,000	$192,054

Illinois: 0.04%

GO Revenue: 0.04%
Lake County IL Community Consolidated School District Series A	3.40	11-1-2027	150,000	166,968

Indiana: 0.54%

Education Revenue: 0.17%
Indiana University Taxable Consolidated Bonds Series B	3.07	6-1-2060	700,000	775,047

Health Revenue: 0.30%
Indiana Finance Authority Community Foundation	3.63	3-1-2039	1,235,000	1,381,669

Miscellaneous Revenue: 0.07%
Indianapolis IN Local Public Improvement Bonds Series A-2	6.00	1-15-2040	235,000	339,634

				2,496,350

Louisiana: 0.09%

Tax Revenue: 0.09%
Louisiana Refunding Bond Series A-2	2.00	5-1-2032	425,000	427,984

Maryland: 0.17%

GO Revenue: 0.17%
Montgomery County MD Consolidated Public Improvement Refunding Bond Series C	1.25	11-1-2028	790,000	789,858

Massachusetts: 0.17%

GO Revenue: 0.17%
Boston MA Series C Qualified School Construction Bonds	4.40	4-1-2026	380,000	384,533
Massachusetts Taxable Consolidated Loan Series H	2.90	9-1-2049	375,000	401,711

				786,244

Michigan: 0.22%

Health Revenue: 0.22%
Michigan Finance Authority Trinity Health Credit Group Series T	3.08	12-1-2034	930,000	1,003,200

Mississippi: 0.07%

Education Revenue: 0.07%
Mississippi Higher Education Assistance Corporation Series 2014-1 Class A1 (1 Month LIBOR +0.68%) ±	0.83	10-25-2035	324,707	322,345

Missouri: 0.47%

Education Revenue: 0.47%
Missouri HEFA Washington University Series A	3.65	8-15-2057	500,000	628,895
Missouri Higher Education Loan Authority Class A-1 (1 Month LIBOR +0.83%) ±	0.98	1-26-2026	1,511,574	1,415,846
Missouri Higher Education Loan Authority Class A-1 (3 Month LIBOR +0.85%) ±	1.06	8-27-2029	153,276	152,576

				2,197,317

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
New Jersey: 0.16%

Miscellaneous Revenue: 0.16%
Hudson County NJ Improvement Authority Hudson County Lease Project (AGM Insured)	7.40%	12-1-2025	$655,000	$740,923

New York: 0.65%

GO Revenue: 0.35%
New York Refunding Bond Series B	2.65	2-15-2030	1,505,000	1,616,822

Miscellaneous Revenue: 0.08%
New York State Taxable Bonds Series 2010C	5.62	3-1-2040	250,000	363,903

Tax Revenue: 0.22%
New York City NY Transitional Finance Authority	2.21	5-1-2027	1,000,000	1,052,150

				3,032,875

North Carolina: 0.54%

Education Revenue: 0.54%
North Carolina Education Assistance Authority Student Loan (3 Month LIBOR +0.90%) ±	1.12	7-25-2041	1,486,657	1,475,656
North Carolina Education Assistance Authority Student Loan Series A-3 (3 Month LIBOR +0.90%) ±	1.12	10-25-2041	443,308	441,264
University of North Carolina Chapel Hill Refunding Bonds Series C	3.33	12-1-2036	500,000	577,565

				2,494,485

Ohio: 0.60%

Education Revenue: 0.30%
Ohio State University Build America Bonds	4.91	6-1-2040	1,000,000	1,395,520

Health Revenue: 0.18%
Ohio Hospital Facility Refunding Bond Cleveland Clinic	3.28	1-1-2042	725,000	826,362

Miscellaneous Revenue: 0.12%
Jobsohio Beverage System Ohio Statewide Senior Lien Liquor Profits Series A	2.83	1-1-2038	515,000	554,578

				2,776,460

Oklahoma: 0.18%

Water & Sewer Revenue: 0.18%
Oklahoma Water Resources Board Refunding Bond Series 2019 (Oklahoma Credit Enhancement Reserve Fund Insured)	2.56	4-1-2031	770,000	818,541

Oregon: 0.22%

GO Revenue: 0.16%
Oregon Board of Higher Education Build America Bonds Series C	5.38	8-1-2039	500,000	733,765

Tax Revenue: 0.06%
Oregon Deptartment Transportation Highway Senior Lien Series B	1.33	11-15-2028	290,000	291,621

				1,025,386

Pennsylvania: 0.87%

Education Revenue: 0.61%
Pennsylvania HEFAR Refunding Taxable Bonds Series B	2.94	8-15-2039	1,000,000	1,076,310

The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  13

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)
Pennsylvania Higher Education Authority Class A (1 Month LIBOR +1.15%) 144A±	1.30%	9-25-2065	$925,158	$928,297
University of Pittsburgh Series A	3.65	9-15-2036	715,000	849,155

				2,853,762

GO Revenue: 0.26%
Northampton County PA Series C	2.54	10-1-2028	1,100,000	1,207,668

				4,061,430

Rhode Island: 0.47%

Education Revenue: 0.47%
Rhode Island Student Loan Authority Class A-1 (1 Month LIBOR +0.90%) ±	1.05	7-1-2031	2,195,144	2,184,805

South Carolina: 0.15%

GO Revenue: 0.15%
Richland County SC School District Series B	1.78	3-1-2028	700,000	719,327

Texas: 1.51%

Education Revenue: 0.27%
University of Texas Build America Bonds Series A	5.26	7-1-2039	550,000	803,655
University of Texas Build America Bonds Series C	4.79	8-15-2046	120,000	164,724
University of Texas Build America Bonds Series D	5.13	8-15-2042	215,000	302,879

				1,271,258

GO Revenue: 1.01%
Hidalgo County TX Refunding Bonds Series 2018C	4.04	8-15-2030	1,270,000	1,474,381
Houston TX Pension Obligation Bonds Series 2017	3.73	3-1-2030	110,000	124,733
Mansfield TX Independent School District	5.00	2-15-2028	880,000	1,115,338
North East TX Independent School District	4.50	2-1-2028	910,000	1,129,665
Stafford TX Municipal School District Refunding Bond Series B	3.08	8-15-2041	750,000	853,313

				4,697,430

Miscellaneous Revenue: 0.16%
Texas Transportation Commission Taxable Mobility Refunding Bond	1.53	10-1-2029	710,000	732,053

Tax Revenue: 0.07%
Texas Transportation Commission Highway Fund	5.18	4-1-2030	250,000	321,123

				7,021,864

Utah: 0.55%

Education Revenue: 0.55%
State Board of Regents of Utah Series 1-A (1 Month LIBOR +0.75%) ±	0.90	9-25-2056	2,574,439	2,558,941

Vermont: 0.03%

Housing Revenue: 0.03%
Vermont Housing Finance Agency	3.80	11-1-2037	110,000	124,210

Virginia: 0.21%

Education Revenue: 0.18%
University of Virginia Build America Bonds	6.20	9-1-2039	315,000	506,678
University of Virginia Revenue Bond Series C	4.18	9-1-2117	265,000	340,658

				847,336

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)

Housing Revenue: 0.03%
Virginia Housing Development Authority	3.10%	6-25-2041	$122,014	$126,011

				973,347

Washington: 0.72%

GO Revenue: 0.67%
King County WA Build America Bonds Series B	6.05	12-1-2030	350,000	470,456
Washington Build America Bonds Series D	5.48	8-1-2039	1,000,000	1,464,910
Washington Series T	3.45	8-1-2029	1,000,000	1,161,850

				3,097,216

Tax Revenue: 0.05%
Washington Build America Bonds	5.09	8-1-2033	175,000	230,011

				3,327,227

West Virginia: 0.09%

Tax Revenue: 0.09%
Ohio County WV Special District Excise Tax Series A	8.25	3-1-2035	425,000	426,288

Wisconsin: 0.24%

GO Revenue: 0.18%
Wisconsin State Refunding Bond Series 1	2.50	5-1-2032	750,000	827,730

Miscellaneous Revenue: 0.06%
Wisconsin General Fund Annual Appropriation Series A	2.30	5-1-2028	250,000	267,130

				1,094,860

Total Municipal Obligations (Cost $49,080,225)				52,905,380

Non-Agency Mortgage-Backed Securities: 7.26%
Commercial Mortgage Pass-Through Certificate Series 2012-CR2 Class A4	3.15	8-15-2045	550,000	567,357
Commercial Mortgage Pass-Through Certificate Series 2012-UBS5 Class A3	3.55	9-10-2047	472,661	493,012
Commercial Mortgage Pass-Through Certificate Series 2013-CR12 Class ASB	3.62	10-10-2046	339,103	354,104
Commercial Mortgage Pass-Through Certificate Series 2013-CR13 Class A4 ±±	4.19	11-10-2046	600,000	657,140
Commercial Mortgage Pass-Through Certificate Series 2014-CR17 Class A5	3.98	5-10-2047	1,795,000	1,971,766
Commercial Mortgage Pass-Through Certificate Series 2014-CR21 Class A3	3.53	12-10-2047	2,661,394	2,873,421
Commercial Mortgage Pass-Through Certificate Series 2014-UBS5 Class A4	3.84	9-10-2047	620,000	681,114
Goldman Sachs Mortgage Securities Trust Series 2011-GC3 Class A4 144A	4.75	3-10-2044	82,096	82,233
Goldman Sachs Mortgage Securities Trust Series 2011-GC5 Class A4	3.71	8-10-2044	545,000	547,979
Goldman Sachs Mortgage Securities Trust Series 2012-GCJ7 Class A4	3.38	5-10-2045	363,018	367,768
Goldman Sachs Mortgage Securities Trust Series 2013-GC14 Class A5	4.24	8-10-2046	615,000	666,449
Goldman Sachs Mortgage Securities Trust Series 2013-GC16 Class A4	4.27	11-10-2046	350,000	379,711
Goldman Sachs Mortgage Securities Trust Series 2014-GC26 Class A5	3.63	11-10-2047	2,565,000	2,795,083
JPMorgan Chase Commercial Mortgage Securities Trust Series 2010-C2 Class A3 144A	4.07	11-15-2043	160,532	160,359
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-C19 Class A4	4.00	4-15-2047	450,000	491,519
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-C20 Class A5	3.80	7-15-2047	4,065,000	4,431,878
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-GC26 Class A4	3.49	1-15-2048	1,338,000	1,464,216
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15 Class ASB	3.65	4-15-2047	395,621	416,790

The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  15

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19 Class A4	3.53%	12-15-2047	$1,790,000	$1,955,544
Morgan Stanley Capital I Trust Series 2011-C2 Class A4 144A	4.66	6-15-2044	446,258	456,339
Morgan Stanley Capital I Trust Series 2011-C3 Class A4	4.12	7-15-2049	346,457	350,577
Towd Point Mortgage Trust Series 2016-2 Class A1A 144A±±	2.75	8-25-2055	118,735	121,145
Towd Point Mortgage Trust Series 2016-3 Class A1 144A±±	2.25	4-25-2056	140,570	142,177
Towd Point Mortgage Trust Series 2018-3 Class A1 144A±±	3.75	5-25-2058	1,978,101	2,111,769
Towd Point Mortgage Trust Series 2019-4 Class A1 144A±±	2.90	10-25-2059	2,319,234	2,435,987
WFRBS Commercial Mortgage Trust Series 2013-C17 Class A4	4.02	12-15-2046	4,370,000	4,718,468
WFRBS Commercial Mortgage Trust Series 2014-C20 Class A5	4.00	5-15-2047	1,876,047	2,051,311

Total Non-Agency Mortgage-Backed Securities (Cost $31,714,657)				33,745,216

U.S. Treasury Securities: 7.98%
U.S. Treasury Bond	1.13	5-15-2040	930,000	893,527
U.S. Treasury Bond	1.13	8-15-2040	6,695,000	6,415,693
U.S. Treasury Bond	1.25	5-15-2050	5,655,000	5,207,018
U.S. Treasury Bond	1.38	11-15-2040	1,150,000	1,151,128
U.S. Treasury Bond	1.38	8-15-2050	1,705,000	1,620,016
U.S. Treasury Bond	2.38	11-15-2049	10,063,000	11,985,583
U.S. Treasury Bond	4.25	5-15-2039	1,890,000	2,838,913
U.S. Treasury Bond	4.50	5-15-2038	1,540,000	2,354,636
U.S. Treasury Note	0.25	11-15-2023	4,575,000	4,583,221

Total U.S. Treasury Securities (Cost $37,223,709)				37,049,735

Yankee Corporate Bonds and Notes: 4.47%

Energy: 0.53%

Oil, Gas & Consumable Fuels: 0.53%
BP Capital Markets plc	3.28	9-19-2027	155,000	173,055
Cenovus Energy Incorporated	4.25	4-15-2027	1,025,000	1,092,435
Petroleos Mexicanos	2.29	2-15-2024	96,250	99,227
Petroleos Mexicanos	2.83	2-15-2024	201,250	208,894
Petroleos Mexicanos	6.38	1-23-2045	1,080,000	904,500

				2,478,111

Financials: 2.04%

Banks: 1.19%
Bank of Nova Scotia	4.50	12-16-2025	80,000	92,053
BNP Paribas SA (3 Month LIBOR +1.11%) 144A±	2.82	11-19-2025	820,000	873,789
BNP Paribas SA 144A	4.40	8-14-2028	520,000	615,565
Cooperatieve Rabobank UA (1 Year Treasury Constant Maturity +1.00%) 144A±	1.34	6-24-2026	530,000	537,871
HSBC Holdings plc (3 Month LIBOR +1.35%) ±	4.29	9-12-2026	950,000	1,075,400
HSBC Holdings plc (3 Month LIBOR +1.53%) ±	4.58	6-19-2029	1,500,000	1,767,802
Royal Bank of Canada	4.65	1-27-2026	120,000	142,289
Sumitomo Mitsui Financial Group	1.47	7-8-2025	430,000	439,661

				5,544,430

Capital Markets: 0.47%
Credit Suisse Group AG (3 Month LIBOR +1.41%) 144A±	3.87	1-12-2029	1,500,000	1,698,191
Credit Suisse Group AG (3 Month LIBOR +1.24%) 144A±	4.21	6-12-2024	450,000	487,804

				2,185,995

Consumer Finance: 0.38%
UBS Group Funding Switzerland 144A	4.25	3-23-2028	1,500,000	1,752,187

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—November 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Health Care: 0.30%

Pharmaceuticals: 0.30%
Teva Pharmaceutical Finance BV	2.20%	7-21-2021	$150,000	$150,053
Teva Pharmaceutical Finance BV	2.80	7-21-2023	900,000	884,124
Teva Pharmaceutical Finance BV	3.15	10-1-2026	350,000	331,625

				1,365,802

Industrials: 0.48%

Aerospace & Defense: 0.28%
Embraer Netherlands Finance BV	5.05	6-15-2025	1,200,000	1,276,920

Electrical Equipment: 0.06%
Sensata Technologies BV 144A	5.63	11-1-2024	265,000	296,800

Machinery: 0.14%
CNH Industrial NV	4.50	8-15-2023	600,000	652,931

Information Technology: 0.43%

Semiconductors & Semiconductor Equipment: 0.20%
TSMC Global Limited Company 144A	1.38	9-28-2030	940,000	920,671

Software: 0.23%
Experian Finance plc 144A	4.25	2-1-2029	510,000	601,764
OpenText Corporation 144A	3.88	2-15-2028	470,000	485,275

				1,087,039

Materials: 0.69%

Chemicals: 0.04%
Nutrien Limited	2.95	5-13-2030	180,000	198,076

Metals & Mining: 0.65%
Anglo American Capital plc 144A	4.75	4-10-2027	1,000,000	1,168,914
Vale Overseas Limited	6.25	8-10-2026	1,500,000	1,848,291

				3,017,205

Total Yankee Corporate Bonds and Notes (Cost $18,804,443)				20,776,167

	Yield		Shares
Short-Term Investments: 5.57%

Investment Companies: 5.57%
Securities Lending Cash Investments LLC (l)(r)(u)	0.12		602,485	602,485
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.02		25,283,299	25,283,299

Total Short-Term Investments (Cost $25,885,784)				25,885,784

Total investments in securities (Cost $439,721,135)	101.95%	473,539,411

Other assets and liabilities, net	(1.95)	(9,063,318)

Total net assets	100.00%	$464,476,093

The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  17

Portfolio of investments—November 30, 2020 (unaudited)

%%	The security is purchased on a when-issued basis.
±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

±	Variable rate investment. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

AGM	Assured Guaranty Municipal

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HEFA	Health & Educational Facilities Authority

HEFAR	Higher Education Facilities Authority Revenue

LIBOR	London Interbank Offered Rate

RDA	Redevelopment Authority

REIT	Real Estate Investment Trust

SOFR	Secured Overnight Financing Rate

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Shares proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	$0	$1,014,339	$(411,854)	$0	$0	$602,485		602,485	$224	#
Wells Fargo Government Money Market Fund Select Class	12,907,842	56,456,892	(44,081,435)	0	0	25,283,299		25,283,299	6,700

				$0	$0	$25,885,784	5.57%		$6,924

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Managed Fixed Income Portfolio

Statement of assets and liabilities—November 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities (including $590,774 of securities loaned), at value (cost $413,835,351)	$447,653,627
Investments in affiliated securities, at value (cost $25,885,784)	25,885,784
Cash	7,878
Receivable for investments sold	10,168,318
Receivable for interest	2,924,137
Receivable for securities lending income, net	169
Prepaid expenses and other assets	73,702

Total assets	486,713,615

Liabilities
Payable upon receipt of securities loaned	602,485
Payable for when-issued transactions	10,040,242
Payable for investments purchased	11,460,305
Advisory fee payable	134,490

Total liabilities	22,237,522

Total net assets	$464,476,093

The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  19

Statement of operations—six months ended November 30, 2020 (unaudited)

Investment income
Interest	$7,042,173
Income from affiliated securities	6,915

Total investment income	7,049,088

Expenses
Advisory fee	941,153
Custody and accounting fees	17,247
Professional fees	28,390
Shareholder report expenses	8,191
Trustees’ fees and expenses	9,623
Other fees and expenses	13,678

Total expenses	1,018,282
Less: Fee waivers and/or expense reimbursements	(103,482)

Net expenses	914,800

Net investment income	6,134,288

Realized and unrealized gains (losses) on investments
Net realized gains on investments	2,184,349
Net change in unrealized gains (losses) on investments	8,558,429

Net realized and unrealized gains (losses) on investments	10,742,778

Net increase in net assets resulting from operations	$16,877,066

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Managed Fixed Income Portfolio

Statement of changes in net assets

	Six months ended November 30, 2020 (unaudited)	Year ended May 31, 2020

Operations
Net investment income	$6,134,288	$16,833,910
Net realized gains on investments	2,184,349	18,337,233
Net change in unrealized gains (losses) on investments	8,558,429	3,278,902

Net increase in net assets resulting from operations	16,877,066	38,450,045

Capital transactions
Transactions in investors’ beneficial interests
Contributions	21,659,103	23,945,990
Withdrawals	(36,308,738)	(183,068,121)

Net decrease in net assets resulting from capital transactions	(14,649,635)	(159,122,131)

Total increase (decrease) in net assets	2,227,431	(120,672,086)

Net assets
Beginning of period	462,248,662	582,920,748

End of period	$464,476,093	$462,248,662

The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  21

Financial highlights

	Six months ended November 30, 2020 (unaudited)	Year ended May 31
		2020	2019	2018	2017	2016
Total return[1]	3.67%	7.51%	7.22%	0.05%	3.13%	3.95%
Ratios to average net assets (annualized)
Gross expenses	0.43%	0.42%	0.41%	0.49%	0.48%	0.48%
Net expenses	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%
Net investment income	2.61%	3.10%	3.24%	3.09%	2.99%	3.12%
Supplemental data
Portfolio turnover rate	16%	40%	232%	23%	47%	25%

[1]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Managed Fixed Income Portfolio

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Managed Fixed Income Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.

When-issued transactions

The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to

Wells Fargo Managed Fixed Income Portfolio  |  23

Notes to financial statements (unaudited)

purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether interest and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2020, the aggregate cost of all investments for federal income tax purposes was $439,586,352 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$35,781,753

Gross unrealized losses	(1,828,694)

Net unrealized gains	$33,953,059

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24  |  Wells Fargo Managed Fixed Income Portfolio

Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of November 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$136,215,663	$0	$136,215,663

Asset-backed securities	0	7,183,495	0	7,183,495

Corporate bonds and notes	0	159,777,971	0	159,777,971

Municipal obligations	0	52,905,380	0	52,905,380

Non-agency mortgage-backed securities	0	33,745,216	0	33,745,216

U.S. Treasury securities	37,049,735	0	0	37,049,735

Yankee corporate bonds and notes	0	20,776,167	0	20,776,167

Short-term investments

Investment companies	25,885,784	0	0	25,885,784

Total assets	$62,935,519	$410,603,892	$0	$473,539,411

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended November 30, 2020, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.300

Over $10 billion	0.290

For the six months ended November 30, 2020, the advisory fee was equivalent to an annual rate of 0.40% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Galliard Capital Management, Inc., an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio.

Wells Fargo Managed Fixed Income Portfolio  |  25

Notes to financial statements (unaudited)

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$62,383,347	$19,365,295	$33,157,487	$36,957,544

6. SECURITIES LENDING TRANSACTIONS

The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of November 30, 2020, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Citigroup Global Markets Inc.	$590,774	$(590,774)	$0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2020, there were no borrowings by the Portfolio under the agreement.

8. INDEMNIFICATION

Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

26  |  Wells Fargo Managed Fixed Income Portfolio

Notes to financial statements (unaudited)

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Managed Fixed Income Portfolio  |  27

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28  |  Wells Fargo Managed Fixed Income Portfolio

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Managed Fixed Income Portfolio  |  29

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization,
		since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30  |  Wells Fargo Managed Fixed Income Portfolio

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 67 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 67 funds in the Fund Complex.

Wells Fargo Managed Fixed Income Portfolio  |  31

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Portfolio’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2021 Wells Fargo & Company. All rights reserved.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Master Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Master Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Master Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	January 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Master Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	January 27, 2021

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	January 27, 2021

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	January 27, 2021